As filed with the Securities and Exchange Commission on February 29, 2024
File No. 333-255884
File No. 811-23661

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 ☒
Post-Effective Amendment No. 45
☒
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940 ☒
Amendment No. 47
☒

HARBOR ETF TRUST
(Exact name of Registrant as Specified in Charter)

111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606
(Address of Principal Executive Offices)
(312) 443-4400
(Registrant’s Telephone Number, including Area Code)

CHARLES F. MCCAIN, ESQ. Harbor ETF Trust 111 South Wacker Drive – 34th Floor Chicago, Illinois 60606	CHRISTOPHER P. HARVEY, ESQ. Dechert LLP One International Place – 40th Floor 100 Oliver Street Boston, Massachusetts 02110
(Name and address of Agents for Service)

It is proposed that this filing will become effective (check appropriate box)
☐
immediately upon filing pursuant to paragraph (b)
☒
on March 1, 2024 pursuant to paragraph (b)
☐
60 days after filing pursuant to paragraph (a)(1)
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on     pursuant to paragraph (a)(1)
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75 days after filing pursuant to paragraph (a)(2)
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on     pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
☐
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
Harbor ETF Trust
March 1, 2024
Fund	Exchange	Ticker

Harbor Commodity All-Weather Strategy ETF	NYSE	HGER
Harbor Disruptive Innovation ETF	NYSE Arca, Inc.	INNO
Harbor Dividend Growth Leaders ETF	NYSE	GDIV
Harbor Energy Transition Strategy ETF	NYSE Arca, Inc.	RENW
Harbor Health Care ETF	NYSE Arca, Inc.	MEDI
Harbor Human Capital Factor Unconstrained ETF (formerly, Harbor Corporate Culture Leaders ETF)	NYSE Arca, Inc.	HAPY
Harbor Human Capital Factor US Large Cap ETF (formerly, Harbor Corporate Culture ETF)	NYSE Arca, Inc.	HAPI
Harbor Human Capital Factor US Small Cap ETF (formerly, Harbor Corporate Culture Small Cap ETF)	NYSE Arca, Inc.	HAPS
Harbor International Compounders ETF	NYSE Arca, Inc.	OSEA
Harbor Long-Short Equity ETF	NYSE Arca, Inc.	LSEQ
Harbor Long-Term Growers ETF	NYSE	WINN
Harbor Multi-Asset Explorer ETF	NYSE Arca, Inc.	MAPP
Harbor Scientific Alpha High-Yield ETF	NYSE Arca, Inc.	SIHY
Harbor Scientific Alpha Income ETF	NYSE Arca, Inc.	SIFI
The Securities and Exchange Commission (SEC) and the Commodity Futures Trading Commission (CFTC) have not approved any Fund’s shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Harbor Commodity All-Weather Strategy ETF

Fund Summary
Investment Objective
The Fund seeks to provide investment results that correspond, before fees and expenses, to the performance of the Quantix Commodity Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.68%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.68%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund (inclusive of any expenses of a wholly owned subsidiary of the Fund), except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$69	$218	$379	$847

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund did not have a portfolio turnover rate because the Fund invested only in instruments that are excluded from portfolio turnover rate calculations.
Principal Investment Strategy
The Fund seeks to provide investment results that correspond, before fees and expenses, to the performance of the Index, which was developed by Quantix Commodities Indices LLC (“QCI” or the “Index Provider”), an affiliate of Quantix Commodities LP, the Fund’s subadvisor (“Quantix” or the “Subadvisor”). The Index is composed of futures contracts on physical commodities and is constructed using QCI’s proprietary quantitative methodology, which considers a commodity’s relative inflation sensitivity and the relative cost of holding a “rolling” futures position in the commodity (as described below).
Under normal market conditions, the Index contains at least 15 U.S. dollar-denominated commodity futures traded on exchanges in the United States and United Kingdom. A commodity futures contract is a legal agreement to buy or sell a particular commodity (for example, metals, oil or agricultural products) at a predetermined price at a specified time in the future. As of the date of this Prospectus, the following commodity futures are considered for inclusion in the Index: WTI crude oil, Brent crude oil, heating oil, gasoil, RBOB gasoline, natural gas, corn, wheat, KC wheat, soybeans, soymeal, soybean oil, cocoa, cotton, coffee, sugar, live cattle, lean hogs, copper, aluminum, nickel, zinc, gold and silver.
Commodity futures in the eligible universe are selected for the Index and weighted based on Quantix’s quantitative methodology, which involves five steps:
Step 1: Quantix calculates the economic significance of each eligible commodity futures contract (i.e., the weight of each such commodity futures contract relative to the size of the eligible universe).
Step 2: Quantix calculates a “quality score” for each eligible commodity futures contract based on (i) the sensitivity of the futures contract to inflation and (ii) the cost of holding a rolling futures position in the contract. “Rolling” means selling a futures contract as it nears its expiration date and replacing it with a new futures contract that has a later expiration date. If the price for the new futures contract is lower than the price of the expiring contract, then the market for the commodity is said to be in “backwardation.” In these markets, roll returns are positive. The term “contango” is used to describe a market in which the price for a new futures contract is higher than the price of the expiring contract. In these markets, roll returns are negative. The quality score is negative for commodity futures contracts that have a relatively lower inflation sensitivity and/or roll return and positive for commodity futures contracts that have a relatively higher inflation sensitivity and/or roll return.
Step 3: The weights of eligible commodity futures contracts determined based on their economic significance are then adjusted based on their quality scores. A relatively low quality score results in a weight lower than the economic significance weight and a relatively high quality score results in a weight higher than the economic significance weight.
Step 4: Quantix applies maximum sector weights and maximum and minimum commodity weights to ensure diversification within the Index.
Step 5: Quantix utilizes its proprietary “Scarcity Debasement Indicator” (“SDI”) to determine whether the weight of gold-linked futures contracts should be adjusted based on the market environment. If the SDI signals an environment where inflation is more likely a result of a general shortage of commodities relative to demand, the weight of gold-linked futures contracts is as determined by steps 1 through 4. If the SDI signals an environment where inflation is more likely a result of currency debasement

1

Fund Summary
Harbor Commodity All-Weather Strategy ETF

(i.e., a weakening currency), the weight of gold-linked futures contracts is increased in accordance with the strength of the indicator.
The Index is calculated on a “total return” basis, meaning that the returns of the futures contracts included in the Index are combined with the returns on cash collateral invested in 13-week U.S. Treasury Bills. Under normal circumstances, the Index is reconstituted quarterly. QCI, as provider of the index, is responsible for index construction. The Index has been licensed to the Advisor by QCI and is calculated, published and distributed by Solactive AG (“Solactive”).
The Fund seeks to achieve its investment objective primarily by investing, through its Subsidiary (as defined below), in one or more excess return swaps on the Index. Excess return swaps are derivative contracts between two parties who exchange the return from a financial asset between them. The Fund will make payments to a swap dealer counterparty based on a set rate in exchange for payments based on the returns of the futures contracts comprising the Index. If the returns on those securities are positive, the counterparty will pay the Fund; in the event that the returns are negative, the Fund will make payments to the counterparty. The swaps may be terminated by the Subadvisor at any time. The Fund also holds U.S. Treasury securities and/or money market funds, which may be used as collateral for the Fund’s derivatives holdings or to generate interest income and capital appreciation on the cash balances arising from its use of derivatives (thereby providing a “total return” investment in the underlying commodity futures contracts).
The Fund may invest in commodity futures contracts if it at any time it is impractical or inefficient to gain full or partial exposure to a commodity through the use of excess return swaps, including on a different commodity (including commodities not included in the Index) that the Subadvisor believes will help the Fund achieve its investment objective.
To the extent that a significant portion of the Index consists of a particular sector or commodity, the Fund may have significant exposure to that sector or commodity. As of the date of this Prospectus, a significant portion of the Index consists of, and therefore the Fund has significant exposure to, the petroleum and precious metals sectors.
The Fund will invest up to 25% of its total assets, as determined at the end of each fiscal quarter, in a wholly owned and controlled subsidiary (the “Subsidiary”) organized under the laws of the Cayman Islands. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to commodity returns within the limits of the federal tax laws, which limit the ability of investment companies such as the Fund to invest directly in such instruments. The Subsidiary has the same investment objective and will follow the same general investment policies and restrictions as the Fund. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments. Except as noted, references to the Fund’s investment strategies and risks include those of its Subsidiary. The Subsidiary is advised by Harbor Capital Advisors, Inc. (“Harbor Capital” or the “Advisor”) and subadvised by the Subadvisor.
The Fund is classified as non-diversified, which means the Fund may invest in the securities of a smaller number of issuers than a diversified fund.
Principal Risks
Investors considering an investment in the Fund should be prepared to accept significant volatility in the Fund’s performance, particularly over shorter time periods. The Fund is not intended to serve as a core holding in an investor’s portfolio but instead should represent only a small portion of an investor’s overall diversified portfolio. Investors considering an investment in this Fund should be sure they carefully read and understand the investment strategies employed and the heightened risks associated with those strategies.
There is no guarantee that the investment objective of the Fund will be achieved. Commodities and commodity-linked derivative instruments can be significantly more volatile than other investments, such as stocks or bonds. Similarly, the Index can be significantly more volatile than broad market equity and fixed income indices. The value of your investment in the Fund may go down, which means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks impacting the Fund (in alphabetical order after the first eight) include:
Commodity Risk: The Fund has exposure to commodities through investments (either directly or through the Subsidiary) in commodity-linked derivative instruments. Commodity prices are generally affected by, among other factors, the cost of producing, transporting and storing commodities, changes in consumer or commercial demand for commodities, the hedging and trading strategies of producers and consumers of commodities, speculative trading in commodities by commodity pools and other market participants, disruptions in commodity supply, weather, political and other global events, global economic factors and government intervention in or regulation of the commodity or commodity futures markets. The Fund may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products) in order to seek to track the Index. As a result, the Fund may be more susceptible to risks associated with those sectors.
Excess Return Swaps Risk: Excess return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Excess return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.
Index Construction Risk: QCI selects a limited number of commodity futures contracts for the Index based on its proprietary methodology. The theories and assumptions upon which QCI bases the Index and/or the methodology used in constructing the Index may be inaccurate. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. QCI’s assessment of a commodity and/or futures contract may differ from that of another investor or investment manager. Errors in the construction or calculation of the Index may occur from time to time and any such errors may not be immediately identified and corrected by QCI or Solactive, respectively, which may have an adverse impact on the Fund and its shareholders. There is no guarantee that the construction methodology will accurately provide the intended exposure.
Sector Risk: To the extent that the Fund has significant exposure to a particular sector or commodity, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or commodity will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or commodities.
Index Tracking Risk: The Fund is not expected to track the performance of the Index at all times with perfect accuracy. The Fund’s return may not track the performance of the Index for a

2

Fund Summary
Harbor Commodity All-Weather Strategy ETF

number of reasons. For example, tracking error may occur because of differences between the securities and other financial instruments held in the Fund’s portfolio and the Index constituents, pricing differences, transaction costs incurred by the Fund, or the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest. Any transaction costs and market exposure arising from rebalancing the Fund’s portfolio to reflect changes in the composition of the Index will be borne directly by the Fund and its shareholders. The Fund may not be able to invest in certain Index constituents or may not be able to invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions, potential adverse tax consequences or other regulatory reasons. The risk that the Fund may not track the performance of the Index may be magnified during times of heightened market volatility or other unusual market conditions. For tax efficiency purposes, the Fund may sell certain investments to realize losses causing it to deviate from the Index.
Index Strategy Risk: The Fund is managed to seek to track, before fees and expenses, the performance of the Index. Therefore, unless a specific constituent is removed from the Index because it no longer qualifies to be included in the Index, the Fund generally would continue to have exposure to that Index constituent. If a specific constituent is removed from the Index, it is possible that the Fund may be forced to lose its exposure to such constituent at an inopportune time or for prices other than at current market values, which could have a negative effect on the Fund’s performance.  As a result, the Advisor will not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. Thus, based on market and economic conditions, the Fund’s performance could be lower than funds that actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more securities.
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asst value. However, given that shares can be purchased and redeemed in Creation Units , and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Cash Transactions Risk: The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Commodity-Linked Derivatives Risk: The Fund’s investments in commodity-linked derivative instruments (either directly or through the Subsidiary) and the tracking of an Index comprised of commodity futures may subject the Fund to significantly greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by prevailing spot prices (the price at which a commodity can be bought or sold for immediate delivery) for the underlying commodity, supply and demand, market activity, liquidity, economic, financial, political regulatory, geographical, biological or judicial events, and the general interest rate environment. Commodity-linked derivatives are subject to the risk that the counterparty to the transaction, the exchange or trading facility on which they trade, or the applicable clearing house may default or otherwise fail to perform. The Fund will incur certain costs as a result of its use of derivatives and is required to post margin in respect to certain of its holdings in derivatives. Costs incurred by the Fund as a result of its use of derivatives will ultimately be borne by shareholders.
The Fund’s use of commodity-linked derivatives will have a leveraging effect on the Fund’s portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund otherwise would have had. The Fund’s exposure to leverage can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject and make the Fund more volatile.
Counterparty Risk: A counterparty may be unwilling or unable to meet its contractual obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults ion its payment obligations to the Fund, the value of an investment held by the Fund may decline. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States or other jurisdictions.

3

Fund Summary
Harbor Commodity All-Weather Strategy ETF

In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Counterparties may be less willing to enter into transactions in stressed or volatile market conditions or may alter the terms they are willing to accept in such conditions. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund, which may cause the Fund not to be able to achieve its investment objective or to change its investment objective.
Energy Sector Risk: The performance of energy-related commodities, including petroleum, is generally cyclical and highly dependent on energy prices. The market value of energy-related commodities may decline for many reasons, including, among others: changes in energy prices, exploration and production spending, and energy supply and demand; global political changes; terrorism, natural disasters and other catastrophes; changes in exchange rates; and government regulations, taxation policies, and energy conservation efforts. The energy sector has recently experienced increased volatility. In particular, significant market volatility in the crude oil markets as well as the oil futures markets resulted in the market price of the front month WTI crude oil futures contract falling below zero for a period of time.
Interest Rate Risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates and are usually more volatile than securities with shorter durations. For example, a 5 year average duration generally means the price of a fixed income security will decrease in value by 5% if interest rates rise by 1%. Rising interest rates may lead to increased redemptions, increased volatility and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its fixed income securities when the Subadvisor may wish to sell or must sell to meet redemptions. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns or minimize the volatility of the Fund’s net asset value per share. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.
Investment in Other Investment Companies Risk: Investments in other investment companies (including money market funds) are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of the investment companies.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Non-Diversification Risk: Because the Fund is non-diversified and may invest a greater percentage of its assets in securities of a single issuer, and/or invest in a relatively small number of issuers, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio.
Precious Metals Investment Risk: Prices of precious metals, including gold and silver, and of precious metal-related financial instruments historically have been very volatile and may fluctuate sharply over short periods of time. The high volatility of precious metals prices may adversely affect the prices of financial instruments that derive their value from the price of underlying precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940 (the “Investment Company Act”), and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the Investment Company Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Fund.
Tax Risk: The ability of the Fund to gain commodity exposure as contemplated may be adversely affected by future legislation, regulatory developments, interpretive guidance or other actions by the Internal Revenue Service (“IRS”) or the U.S. Department of the Treasury.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s exposure to U.S. Treasury obligations to decline.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows the performance of the Fund for the period shown. The table shows how the Fund’s average annual total returns compare to a broad measure of market performance and an additional index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

4

Fund Summary
Harbor Commodity All-Weather Strategy ETF

Calendar Year Total Returns

During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	9.85%	Q4 2022
Worst Quarter	-9.81%	Q3 2022

Average Annual Total Returns — As of December 31, 2023

	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Commodity All-Weather Strategy ETF
Before Taxes	1.98%	N/A	N/A	6.54%	02/09/2022
After Taxes on Distributions	-0.84%	N/A	N/A	4.83%
After Taxes on Distributions and Sale of Fund Shares	1.17%	N/A	N/A	4.30%
Comparative Indices (reflects no deduction for fees, expenses or taxes)
Quantix Commodity Total Return Index^	3.52%	N/A	N/A	8.24%
Bloomberg Commodity Index Total ReturnSM^^	-7.91%	N/A	N/A	-1.82%
^
The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
^^
This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Quantix Commodities LP (“Quantix”) has subadvised the Fund since 2022.

Portfolio Manager
The  portfolio manager is responsible for the day-to-day investment decision making for the Fund.
Matthew Schwab Quantix Commodities LP
Mr. Schwab is a Portfolio Manager at Quantix and has served as a portfolio manager for the Fund since February 2022.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

5

Harbor Disruptive Innovation ETF

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.75%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$77	$240	$417	$930

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 77%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
Under normal market conditions, the Fund invests primarily in equity securities, principally common stocks, of companies selected based on their potential for growth tied to disruptive innovation. The Fund defines “disruptive innovation” as the development of new products, services, technologies and/or other advancements that could disrupt and displace existing businesses and business models over time. While the Fund invests primarily in securities of U.S. companies, the Fund may invest up to 25% of its assets in foreign securities, including those located in emerging market countries. The Fund invests in securities across the market capitalization spectrum.
The Fund employs a multi-manager approach to achieve its investment objective. The Fund’s investment adviser, Harbor Capital Advisors, Inc. (the “Advisor”) is responsible for selecting and overseeing investment subadvisors (each, a “Subadvisor”) for the Fund. Each Subadvisor is responsible for providing the Advisor with a model portfolio, which the Advisor will implement in its discretion in managing the Fund. Each Subadvisor has its own process for identifying and evaluating companies that, in the Subadvisor’s view, have the potential for growth tied to disruptive innovation. A Subadvisor may recommend selling holdings when it believes that such company’s prospects have deteriorated, future growth is unlikely, or for other reasons that a Subadvisor may identify. The Advisor is responsible for allocating the Fund’s assets among each Subadvisor’s strategy as well as implementing each strategy (which includes buying and selling securities as recommended by each Subadvisor). The Advisor does not expect to independently identify securities for investment for the Fund. The Advisor will determine allocations between each Subadvisor’s strategy and adjust those allocations over time based upon its qualitative and quantitative assessment of each strategy and how those strategies work in combination to produce what the Advisor believes is an enhanced risk-adjusted investment outcome for the Fund.
Holdings are expected to be diversified across sectors, but the Fund may, from time to time, have substantial exposure to a particular sector. Sector allocations are the result of the investment process for the Fund.
The equity securities in which the Fund invests include common stocks as well as preferred securities. The Fund may invest in securities issued by equity real estate investment trusts (REITs). The Fund may also purchase American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs), which are certificates typically issued by a bank or trust company that represent ownership interests in securities issued by a foreign or domestic company.
The Advisor has selected 4BIO Partners LLP (“4BIO Capital”), NZS Capital, LLC (“NZS Capital”), Sands Capital Management, LLC (“Sands Capital”), Tekne Capital Management, LLC (“Tekne”) and Westfield Capital Management Company, L.P. (“Westfield”) to each serve as a Subadvisor to the Fund.
4BIO Capital recommends securities to the Advisor that reflect 4BIO Capital’s focus on new companies developing emerging technologies to disrupt the advanced therapies space, which includes gene therapy, gene editing, cell therapy, ribonucleic acid (RNA) therapy (treatments that target RNA or deliver it to cells), targeted therapies (cancer treatments targeted at specific genes and proteins) and microbiome (the collection of microorganisms living in or on the human body). 4BIO Capital assesses company valuations with a view toward their future potential value creation and typically recommends divestment either upon the company’s acquisition

6

Fund Summary
Harbor Disruptive Innovation ETF

by another market player or when 4BIO Capital believes that future growth is unlikely.
NZS Capital recommends securities of companies to the Advisor that it believes to be highly adaptable to the disruption presented by the transition of economies from analog to digital. Though many of the companies identified by NZS Capital for investment are in the technology and communication segments of the market, NZS Capital believes that disruption is increasingly impacting all sectors of the economy and may identify companies for investment across sectors.
Sands Capital recommends securities to the Advisor based on Sands Capital’s belief that disruptive innovation improves upon the status quo, whether the innovations are on a large or small scale. Sands Capital identifies companies that it believes to have a leadership position in a promising business space, a significant competitive advantage, a clear mission, a value-add focus, financial strength and a rational valuation relative to the market and their business prospects. Sands Capital uses bottom-up research to identify companies across all sectors that it believes are benefitting from structural changes and secular trends that are distinct from cyclical economic factors.
Tekne recommends securities to the Advisor based on Tekne’s belief that a disruptive innovation company is one that creates, uses or enables technology to change or influence an existing or new workflow, product or service. Tekne seeks to identify investments that it believes will derive success from longer-term growth rather than near-term momentum. Tekne relies on its expertise in the telecommunications, media and technology sectors as well as related industries such as fin-tech.
Westfield recommends securities to the Advisor based on Westfield’s belief that disruptive innovation companies are those providing disruptive products or services to large addressable markets and that maintain a culture of continued innovation as they gain market share. Westfield will primarily focus on U.S. markets with a specialization in technology and health care.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first six risks) include:
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Disruptive Innovation Risk: Companies that the Subadvisor and/or Advisor, as applicable, believes have the potential for growth tied to disruptive innovation may not in fact be successful. Companies developing new technologies, creating solutions, providing disruptive products or services, or which the Subadvisor and/or Advisor, as applicable, believes to have leadership positions or competitive advantages may not be able to capitalize on those developments or positions. Such companies may encounter competition, regulation or other barriers. These companies may also be exposed to risks applicable to sectors other than the disruptive innovation theme for which they are chosen, and the securities issued by these companies may underperform the securities of other companies. The Fund may invest in a company that does not currently derive any revenue from disruptive innovations or technologies, and there is no assurance that a company will derive any revenue from disruptive innovations in the future. A disruptive innovation may constitute a small portion of a company’s overall business. As a result, the success of a disruptive innovation may not affect the value of the equity securities issued by the company.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Multi-Manager Risk: The Subadvisors’ investment styles and security recommendations may not always be complementary, which could affect the performance of the Fund. Moreover, the allocation of Fund assets among Subadvisors may lead the Fund to underperform relative to how it could have performed with a different allocation between Subadvisors.
Non-Discretionary Implementation Risk: Because the Fund is managed pursuant to model portfolios provided by non-discretionary Subadvisors that construct the model portfolios but have no authority to effect trades for the Fund’s portfolio, it is expected that the Advisor will effect trades on a periodic basis as the Advisor receives the model portfolios, and therefore less frequently than would typically be the case if the Fund employed discretionary subadvisors that effected trades for the Fund’s portfolio directly. Given that values of investments change with market conditions, a trade may ultimately be less advantageous for the Fund at the time of implementation than it would have been if it were implemented at the time the non-discretionary Subadvisor included it in its model portfolio. This could cause the Fund’s return to be lower than if the Fund employed discretionary subadvisors.
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions

7

Fund Summary
Harbor Disruptive Innovation ETF

in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. Depositary receipts are subject to the risks associated with investing directly in foreign securities.
Emerging Market Risk: Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Growth Style Risk: Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asst value. However, given that shares can be purchased and redeemed in Creation Units , and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
REIT Risk: Investing in REITs will subject the Fund to additional risks.  The REITs in which the Fund invests may decline in value as a result of factors affecting the real estate sector, such as changes in real estate values, changes in property taxes and government regulation affecting zoning, land use and rents, changes in interest rates, changes in the cash flow of underlying real estate assets, levels of occupancy, and market conditions, as well as the management skill and creditworthiness of the issuer.  Investments in REITs are also subject to additional risks, including the risk that REITs are unable to generate cash flow to make distributions to unitholders and fail to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended.
Sector Risk: Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor and/or Advisor, as applicable, potentially will be prevented from implementing model portfolio recommendations at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor and/or Advisor, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and/or Advisor, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Small and Mid Cap Risk: The Fund’s performance may be more volatile because it may invest in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more

8

Fund Summary
Harbor Disruptive Innovation ETF

established companies. Additionally, small and mid cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on large cap stocks.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns compare to the returns of the Fund’s benchmark index and another comparative index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns

40
30
20
10
0
-10
-20
-30
-40
-50
Percent (%)
33.09
-44.91
2022
2023

During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	17.34%	Q4 2023
Worst Quarter	-30.32%	Q2 2022
Average Annual Total Returns — As of December 31, 2023

	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Disruptive Innovation ETF
Before Taxes	33.09%	N/A	N/A	-14.35%	12/01/2021
After Taxes on Distributions	33.09%	N/A	N/A	-14.35%
After Taxes on Distributions and Sale of Fund Shares	19.59%	N/A	N/A	-10.71%
Comparative Indices (reflects no deduction for fees, expenses or taxes)
S&P 500 Index^	26.29%	N/A	N/A	4.37%
Russell 3000® Growth Index	41.21%	N/A	N/A	2.01%
^
The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Portfolio Managers
The  portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Spenser P. Lerner, CFA, Head of Multi-Asset Solutions, Managing Director and Portfolio Manager of Harbor Capital Advisors, Inc., has managed the Fund since 2021.
Kristof Gleich, CFA, President & Chief Investment Officer of Harbor Capital Advisors, Inc., has managed the Fund since 2021.

Subadvisors
The Advisor has engaged 4BIO Capital, NZS Capital, Sands Capital, Tekne and Westfield as Subadvisors since 2021 to provide investment management services to the Fund on a non-discretionary basis.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market

9

Fund Summary
Harbor Disruptive Innovation ETF

price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

10

Harbor Dividend Growth Leaders ETF

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.50%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$51	$160	$280	$628

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in dividend-paying equity securities. The Fund invests primarily in equity securities, principally common and preferred stocks of large capitalization companies with a history of paying dividends or as determined by the Subadvisor’s analysis, the ability to increase dividends in the future.
The Subadvisor uses a bottom-up process to identify companies which meet the Subadvisor’s fundamental criteria that evaluates companies on earnings, free cash flow generation and return of capital priorities, including dividends and stock buybacks. In constructing the Fund’s portfolio, the Subadvisor seeks to identify companies that it believes possess the following quantitative and qualitative characteristics:
■
High quality balance sheet;
■
Good stewards of capital;
■
Consistent free cash flow generation; and
■
History of dividend increases.
The Subadvisor then performs a qualitative review of each identified company to select companies for inclusion in the Fund’s portfolio. Such review may include interviews and other contact with company management. The investment process generally results in a portfolio of 30-50 companies and, from time to time, may result in more substantial investments in particular sectors. Sector allocations are the outcome of the Subadvisor’s investment process.
The Fund may also invest in other equity securities, including master limited partnerships (“MLPs”), American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund may also invest in foreign securities (including through ADRs and GDRs), with such investments typically representing less than 35% of the Fund’s net assets.
The Subadvisor may sell a security if the security reaches or falls below a predetermined price target, a change in the company’s fundamentals negatively impacts the Subadvisor’s original investment thesis, there is a change in the company’s dividend policy, or the Subadvisor identifies what it believes to be a more attractive investment opportunity.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first four risks) include:
Dividend Paying Stock Risk: The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within

11

Fund Summary
Harbor Dividend Growth Leaders ETF

an industry. Equity securities generally have greater price volatility than fixed income securities.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asst value. However, given that shares can be purchased and redeemed in Creation Units , and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. Depositary receipts are subject to the risks associated with investing directly in foreign securities.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Limited Number of Holdings Risk: The Fund may invest in a limited number of companies. As a result, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. In addition, the Fund’s performance may be more volatile than a fund that invests in a larger number of companies.
MLP Risk: MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in a MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Sector Risk: Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may

12

Fund Summary
Harbor Dividend Growth Leaders ETF

be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Performance
The Fund acquired the assets and assumed the then existing known liabilities of the Predecessor Fund on May 20, 2022 and the Fund is the performance successor of the reorganization. This means that the Predecessor Fund’s performance and financial history will be used by the Fund going forward from the date of reorganization. Accordingly, the performance of the Fund for periods prior to the reorganization is the performance of the Predecessor Fund and the performance shown in the performance table for periods prior to July 26, 2013 is the performance of a private investment vehicle that predated the Predecessor Fund. The private investment vehicle was managed by the Subadvisor using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund and Predecessor Fund. However, the private investment vehicle was not a registered investment company and so it was not subject to the same investment and tax restrictions as the Fund and Predecessor Fund. If it had been, its performance may have been lower. The performance of the Predecessor Fund has not been restated to reflect the annual operating expenses of the Fund, which are lower than those of the Predecessor Fund. Because the Fund has different fees and expenses than the Predecessor Fund, the Fund would also have had different performance results.
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns compare to a broad measure of market performance and an additional index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns

40
30
20
10
0
-10
-20
Percent (%)
9.36
-1.21
8.31
21.51
-3.49
32.73
16.36
26.09
-12.17
15.41
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	14.29%	Q4 2021
Worst Quarter	-13.86%	Q4 2018

Average Annual Total Returns — As of December 31, 2023

	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Dividend Growth Leaders ETF
Before Taxes	15.41%	14.57%	10.48%	11.55%	04/30/2010
After Taxes on Distributions	14.93%	12.61%	8.58%	N/A
After Taxes on Distributions and Sale of Fund Shares	9.41%	11.55%	8.13%	N/A
Comparative Indices (reflects no deduction for fees, expenses or taxes)
NASDAQ Dividend Achievers Select Total Return Index^	14.17%	13.87%	10.75%	11.75%
S&P 500 Index^^	26.29%	15.69%	12.03%	12.89%
^
The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
^^This index represents a broad measure of market performance.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.

13

Fund Summary
Harbor Dividend Growth Leaders ETF

Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Westfield Capital Management Company, L.P. (“Westfield”) has subadvised the Fund since 2022.

Portfolio Manager
The  portfolio manager is responsible for the day-to-day investment decision making for the Fund.
William A. Muggia Westfield Capital Management Company, L.P.
Mr. Muggia is the President, Chief Investment Officer, Chief Executive Officer, a Portfolio Manager and Managing Partner of Westfield and has managed the Fund since 2022 and the Predecessor Fund since 2013.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

14

Harbor Energy Transition Strategy ETF

Fund Summary
Investment Objective
The Fund seeks to provide investment results that correspond, before fees and expenses, to the performance of the Quantix Energy Transition index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.80%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.80%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund (inclusive of any expenses of a wholly owned subsidiary of the Fund), except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$82	$255	$444	$990

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund did not have a portfolio turnover rate because the Fund invested only in instruments that are excluded from portfolio turnover rate calculations.
Principal Investment Strategy
The Fund seeks to provide investment results that correspond, before fees and expenses, to the performance of the Index, which was developed by Quantix Commodities Indices LLC (“QCI” or the “Index Provider”), an affiliate of Quantix Commodities LP, the Fund’s subadvisor (“Quantix” or the “Subadvisor”). The Index is composed of futures contracts on physical commodities associated with the accelerating transition from carbon-intensive energy sources, such as petroleum, crude oil and thermal coal, to less carbon-intensive sources of energy, such as natural gas, ethanol, wind power, and solar power. The Index is constructed using QCI’s proprietary quantitative methodology, as described below.
Under normal market conditions, the Index contains at least 10 commodity futures traded on exchanges in the United States (U.S.), Canada, United Kingdom (U.K.) and other European exchanges, determined based upon liquidity and ability to be traded in a cost-efficient manner, as determined by the Index Provider. A commodity futures contract is a legal agreement to buy or sell a particular commodity (for example, metals or agricultural products) at a predetermined price at a specified time in the future. Commodity futures that provide exposure to the energy transition theme are considered component candidates for inclusion in the Index. The commodities that comprise the Index serve one of the three purposes associated with the theme: (1) they are used to construct the new energy infrastructure (for example, copper, aluminum, and silver); (2) they are “bridge fuels” that are less carbon-intensive and will provide energy between now and the net-zero state (for example, natural gas); or (3) they incentivize investment in the new energy infrastructure (for example, carbon credits).
As of the date of this Prospectus, the following commodity futures are eligible for inclusion in the Index: copper, aluminum, nickel, zinc, lead, natural gas (U.S.), natural gas (U.K.), natural gas (Europe), silver, palladium, platinum, soybean oil, ethanol, emissions – European Union Allowances (EUA), and emissions - California Carbon Allowances (CCA).
Commodity futures from the component candidates are selected for the Index and weighted based on the Index Provider’s quantitative methodology, which involves two steps:
Step 1: For each eligible commodity contract, the Index Provider calculates the economic significance weight, or economic importance within the overall universe, based upon level of trading. Specifically, economic significance weight is calculated using a rolling average of the open interest (i.e., the total number of outstanding contracts that have not been settled) in each futures contract relative to the sum of the open interest of the eligible universe, based on information published by the applicable futures exchanges.
Step 2: The Index Provider applies maximum sector weights and maximum and minimum commodity weights to ensure diversification within the Index.
The Index includes provisions for rolling futures contracts as they approach maturity based on a predetermined schedule. “Rolling” means selling a futures contract as it nears its expiration date and replacing it with a new futures contract that has a later expiration date. If the price for the new futures contract is lower than the price of the expiring contract, then the market for the commodity is said to be in “backwardation.” In these markets, roll returns are positive. The term “contango” is used to describe a market in which the price for a new futures contract is higher than the price of the expiring contract. In these markets, roll returns are negative. The Index may include foreign currency denominated

15

Fund Summary
Harbor Energy Transition Strategy ETF

commodity futures contracts. Because the Index is not designed to generate returns from changes in foreign exchange rates, the Index methodology provides for the conversion of futures prices from local currencies into U.S. dollars and hedging the local currency exposure into U.S. dollars.
The Index is calculated on a “total return” basis, meaning that the returns of the futures contracts included in the Index are combined with the returns on cash collateral invested in 13-week U.S. Treasury Bills. Under normal circumstances, the Index is reconstituted monthly. QCI, as provider of the Index, is responsible for Index construction. The Index has been licensed to the Advisor by QCI and is calculated, published and distributed by Solactive AG (“Solactive”), the Index calculation agent. The Subadvisor is responsible for the day-to-day management of the Fund’s assets in accordance with the Fund’s investment objective, subject to the oversight of Harbor Capital Advisors, Inc. (“Harbor Capital” or the “Advisor”).
The Fund seeks to achieve its investment objective primarily by investing, through its Subsidiary (as defined below), in one or more excess return swaps on the Index, except as noted below. Excess return swaps are derivative contracts between two parties who exchange the return from a financial asset between them. The Fund will make payments to a swap dealer counterparty based on a set rate in exchange for payments based on the returns of the futures contracts comprising the Index. If the returns on those futures contracts are positive, the counterparty will pay the Fund; in the event that the returns are negative, the Fund will make payments to the counterparty. The swaps may be terminated by the Subadvisor at any time. The Fund may invest in commodity futures contracts if it at any time it is impractical or inefficient to gain full or partial exposure to a commodity through the use of excess return swaps, including on a different commodity (including commodities not included in the Index) that the Subadvisor believes will help the Fund achieve its investment objective.
The Fund also holds U.S. Treasury securities, cash and/or money market funds, which may be used as collateral for the Fund’s derivatives holdings or to generate interest income and capital appreciation on the cash balances arising from its use of derivatives (thereby providing a “total return” investment in the underlying commodity futures contracts). Under normal circumstances, the Fund invests (directly or through its Subsidiary) at least 80% of its net assets, plus borrowings for investment purposes, in financial instruments and short-term investments that taken together are designed to provide investment results that correspond, before fees and expenses, to the performance of the Index.
Although the Index applies certain maximum sector and commodity weights, a significant portion of the Index may consist of a particular sector or commodity. In such instances, the Fund is expected to have significant exposure to that sector or commodity. As of the date of this Prospectus, a significant portion of the Index consists of, and therefore the Fund has significant exposure to, the base metals and natural gas sectors. Base metals, such as copper, aluminum, zinc, and lead, are common metals used in industry or manufacturing excluding iron-containing metals and alloys or precious metals, such as gold or silver.
The Fund will invest up to 25% of its total assets, as determined at the end of each fiscal quarter, in a wholly owned and controlled subsidiary (the “Subsidiary”) organized under the laws of the Cayman Islands. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to commodity returns within the limits of the federal tax laws, which limit the ability of investment companies such as the Fund to invest directly in such instruments. The Subsidiary has the same investment objective and will follow the same general investment policies and restrictions as the Fund. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments. The Subsidiary’s investment in derivative instruments, including excess return swaps, may have a leveraging effect on the Fund because of the leverage inherent in the use of derivatives. Except as noted, references to the Fund’s investment strategies and risks include those of its Subsidiary. The Subsidiary is advised by the Advisor and subadvised by the Subadvisor.
The Fund is classified as non-diversified, which means the Fund may invest in the securities of a smaller number of issuers than a diversified fund.
Principal Risks
Investors considering an investment in the Fund should be prepared to accept significant volatility in the Fund’s performance, particularly over shorter time periods. The Fund is not intended to serve as a core holding in an investor’s portfolio but instead should represent only a small portion of an investor’s overall diversified portfolio. Investors considering an investment in this Fund should be sure they carefully read and understand the investment strategies employed and the heightened risks associated with those strategies.
There is no guarantee that the investment objective of the Fund will be achieved. Commodities and commodity-linked derivative instruments can be significantly more volatile than other investments, such as stocks or bonds. Similarly, the Index can be significantly more volatile than broad market equity and fixed income indices. The value of your investment in the Fund may go down, which means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks impacting the Fund (in alphabetical order after the first ten) include:
Commodity Risk: The Fund has exposure to commodities through investments (either directly or through the Subsidiary) in commodity-linked derivative instruments. Commodity prices are generally affected by, among other factors, the cost of producing, transporting and storing commodities, changes in consumer or commercial demand for commodities, the hedging and trading strategies of producers and consumers of commodities, speculative trading in commodities by commodity pools and other market participants, disruptions in commodity supply, weather, political and other global events, global economic factors and government intervention in or regulation of the commodity or commodity futures markets. The Fund may concentrate its assets in a particular sector of the commodities market (such as metal, gas or emissions products) in order to seek to track the Index. As a result, the Fund may be more susceptible to risks associated with those sectors.
Excess Return Swaps Risk: Excess return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Excess return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.
Commodity-Linked Derivatives Risk: The Fund’s investments in commodity-linked derivative instruments (either directly or through the Subsidiary) and the tracking of an Index comprised of commodity futures may subject the Fund to significantly greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by prevailing spot prices (the price at which a commodity can be bought or sold for immediate delivery) for the underlying commodity, supply and demand, market activity, liquidity, economic, financial, political regulatory, geographical, biological or judicial events, and the general interest rate environment. Commodity-linked

16

Fund Summary
Harbor Energy Transition Strategy ETF

derivatives are subject to the risk that the counterparty to the transaction, the exchange or trading facility on which they trade, or the applicable clearing house may default or otherwise fail to perform. The Fund will incur certain costs as a result of its use of derivatives and is required to post margin in respect to certain of its holdings in derivatives. Costs incurred by the Fund as a result of its use of derivatives will ultimately be borne by shareholders.
The Fund’s use of commodity-linked derivatives will have a leveraging effect on the Fund’s portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund otherwise would have had. The Fund’s exposure to leverage can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject and make the Fund more volatile.
Index Construction Risk: QCI selects a limited number of commodity futures contracts for the Index based on its proprietary methodology. The theories and assumptions upon which QCI bases the Index and/or the methodology used in constructing the Index may be inaccurate. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. QCI’s assessment of a commodity and/or futures contract may differ from that of another investor or investment manager. Errors in the construction or calculation of the Index may occur from time to time and any such errors may not be immediately identified and corrected by QCI or Solactive, respectively, which may have an adverse impact on the Fund and its shareholders. There is no guarantee that the construction methodology will accurately provide the intended exposure. The Index methodology may result in omission of commodities that are otherwise relevant to the energy transition theme because such commodities do not have futures markets or have futures markets that are illiquid.  In addition, the supply and demand dynamics of commodities included in the Index may be influenced by various factors unrelated to the Index’s energy transition theme.
Sector Risk: To the extent that the Fund has significant exposure to a particular sector or commodity, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or commodity will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or commodities.
Index Tracking Risk: The Fund is not expected to track the performance of the Index at all times with perfect accuracy. The Fund’s return may not track the performance of the Index for a number of reasons. For example, tracking error may occur because of differences between the securities and other financial instruments held in the Fund’s portfolio and the Index constituents, pricing differences, transaction costs incurred by the Fund, or the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest. Any transaction costs and market exposure arising from rebalancing the Fund’s portfolio to reflect changes in the composition of the Index will be borne directly by the Fund and its shareholders. The Fund may not be able to invest in certain Index constituents or may not be able to invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions, potential adverse tax consequences or other regulatory reasons. The risk that the Fund may not track the performance of the Index may be magnified during times of heightened market volatility or other unusual market conditions. For tax efficiency purposes, the Fund may sell certain securities to realize losses causing it to deviate from the Index. To the extent the Fund seeks to achieve its investment objective through investing in futures to replicate the performance of the Index, it may experience greater tracking error to the Index than it would by investing in swap contracts on the Index.
Index Strategy Risk: The Fund is managed to seek to track, before fees and expenses, the performance of the Index. Therefore, unless a specific constituent is removed from the Index because it no longer qualifies to be included in the Index, the Fund generally would continue to have exposure to that Index constituent. If a specific constituent is removed from the Index, it is possible that the Fund may be forced to lose its exposure to such constituent at an inopportune time or for prices other than at current market values, which could have a negative effect on the Fund’s performance.  As a result, the Advisor will not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. Thus, based on market and economic conditions, the Fund’s performance could be lower than funds that actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more securities.
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asst value. However, given that shares can be purchased and redeemed in Creation Units , and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying

17

Fund Summary
Harbor Energy Transition Strategy ETF

portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Energy Transition Risk: The commodities included in the Index may become less representative of energy transition trends over time depending upon industry trends, global market conditions, demand constraints, and technological advancements in energy production and renewable energy sources. The Fund’s investments may be significantly impacted by government and corporate policies related to the use of renewable energy technologies, such as electric vehicles, and power sources, such as solar, wind and hydrogen. These investments may also be negatively impacted by the policies and practices of governments, intergovernmental organizations, or corporations that promote or benefit fossil-based systems of energy production; reduced availability of renewable energy sources; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; and threats of attack by terrorists on renewable energy assets.
Base Metals Risk: The price of base metals, such as copper, aluminum, nickel, zinc, and lead, can be impacted by overall market movements, changes in interest rates, energy and commodity prices, the global supply and demand for metals, factors that impact metal production, technological advances in the processing and mining of metals, and changes in economic and/or political conditions that may impact the price of metals and metals futures contracts.
Cash Transactions Risk: The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Counterparty Risk: A counterparty may be unwilling or unable to meet its contractual obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults ion its payment obligations to the Fund, the value of an investment held by the Fund may decline. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States or other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Counterparties may be less willing to enter into transactions in stressed or volatile market conditions or may alter the terms they are willing to accept in such conditions. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund, which may cause the Fund not to be able to achieve its investment objective or to change its investment objective.
Energy Sector Risk: The performance of energy-related commodities, including petroleum, is generally cyclical and highly dependent on energy prices. The market value of energy-related commodities may decline for many reasons, including, among others: changes in energy prices, exploration and production spending, and energy supply and demand; global political changes; terrorism, natural disasters and other catastrophes; changes in exchange rates; and government regulations, taxation policies, and energy conservation efforts. The energy sector has recently experienced increased volatility. In particular, significant market volatility in the crude oil markets as well as the oil futures markets resulted in the market price of the front month WTI crude oil futures contract falling below zero for a period of time.
Emissions-Related Credits Risk: The Fund’s performance may be more volatile as a result of its investments in emissions-related credits. Emissions-related credit prices may be affected by any number of factors, including, among others: technology; climate change, natural disasters and other catastrophes; changes in exchange rates; global political changes, and government regulations.
Foreign Currency Risk: Because the Index may include futures contracts denominated in foreign currencies, the Fund could be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Although the Index methodology provides for hedging of foreign currency exposure, there is no guarantee that such hedging will be successful.
Geopolitical Risk: Geopolitical events may disrupt securities and commodity markets and adversely affect global economies. War, terrorism, sanctions, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Recent geopolitical events have led and are expected to continue to lead to instability in certain of the markets in which the Fund invests. During global market disruptions, the Fund’s exposure to the other risks described in this Prospectus will likely increase. Market disruptions can also prevent the Fund from implementing its investment strategies for a period of time and achieving its investment objective. For example, a market disruption may adversely affect the orderly functioning of the securities or commodity markets and may cause the Fund’s derivatives counterparties to discontinue offering derivatives on some underlying securities, reference rates, or indices, or to offer them on a more limited basis.
Interest Rate Risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates and are usually more volatile than securities with shorter durations. For example, a 5 year average duration generally means the price of a fixed income security will decrease in value by 5% if interest rates rise by 1%. Rising interest rates may lead to increased redemptions, increased volatility and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its fixed income securities when the Subadvisor may wish to sell or must sell to meet redemptions. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns or minimize the volatility of the Fund’s net asset value per share. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.
Investment in Other Investment Companies Risk: Investments in other investment companies (including money market funds) are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of the investment companies.

18

Fund Summary
Harbor Energy Transition Strategy ETF

Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Non-Diversification Risk: Because the Fund is non-diversified and may invest a greater percentage of its assets in securities of a single issuer, and/or invest in a relatively small number of issuers, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940 (the “Investment Company Act”), and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the Investment Company Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Fund.
Tax Risk: The ability of the Fund to gain commodity exposure as contemplated may be adversely affected by future legislation, regulatory developments, interpretive guidance or other actions by the Internal Revenue Service (“IRS”) or the U.S. Department of the Treasury.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s exposure to U.S. Treasury obligations to decline.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows the performance of the Fund for the period shown. The table shows how the Fund’s average annual total returns compare to a broad measure of market performance and an additional index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns

Percent (%)
0
-5
-10
-15
-20
-25
-30
-35
-28.91
2023

During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	-2.26%	Q4 2022
Worst Quarter	-9.65%	Q1 2023

Average Annual Total Returns — As of December 31, 2023

	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Energy Transition Strategy ETF
Before Taxes	-28.91%	N/A	N/A	-24.00%	07/13/2022
After Taxes on Distributions	-29.88%	N/A	N/A	-24.85%
After Taxes on Distributions and Sale of Fund Shares	-17.12%	N/A	N/A	-18.32%
Comparative Indices (reflects no deduction for fees, expenses or taxes)
Quantix Energy Transition Total Return Index^	-26.72%	N/A	N/A	-21.62%
Bloomberg Commodity Index Total ReturnSM^^	-7.91%	N/A	N/A	-4.89%
^
The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
^^
This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions”

19

Fund Summary
Harbor Energy Transition Strategy ETF

due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Quantix Commodities LP (“Quantix”) has subadvised the Fund since 2022.

Portfolio Manager
The  portfolio manager is responsible for the day-to-day investment decision making for the Fund.
Matthew Schwab Quantix Commodities LP
Mr. Schwab is a Portfolio Manager at Quantix and has served as a portfolio manager for the Fund since February 2022.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

20

Harbor Health Care ETF

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.80%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.80%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$82	$255	$444	$990

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. For the period from November 16, 2022 through October 31, 2023, the Fund’s portfolio turnover rate was 133%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
The Fund invests primarily in equity securities, principally common and preferred stocks of companies of any market capitalization. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies principally engaged in the research, development, production, or distribution of products and services related to the health care industry (“health care companies”). Health care companies may include, for example, manufacturers of health care equipment and supplies, health care services providers, pharmaceutical companies, biotechnology and life sciences companies, and suppliers of technologies for use by health care companies. The Fund may invest in issuers of all market capitalizations, including larger, established issuers and newer companies with little or no current revenues. The Fund may invest in foreign securities (including through investment in depositary receipts), with such investments typically representing less than 35% of the Fund’s net assets.
Westfield Capital Management, Company, L.P. (“Westfield” or the “Subadvisor”), the Fund’s subadvisor, uses a bottom-up process to identify primarily U.S. listed health care companies that meet the Subadvisor’s strict fundamental criteria and then performs a qualitative review on each identified company to select approximately 30 to 50 companies for inclusion in the Fund’s portfolio. The Subadvisor considers a number of factors in the course of its fundamental research, including but not limited to valuation, competitive advantage, market opportunity, financial metrics, capital structure, and management track record of execution. The Subadvisor’s research may include personal interviews and other contact with company management.
In constructing the Fund’s portfolio, the Subadvisor seeks to identify health care companies that it believes possess the following characteristics:
■
Superior company management;
■
Significant insider ownership;
■
Unique market positions and broad market opportunities; and
■
Solid financial controls and accounting processes.
The Subadvisor may sell a security if the security reaches or falls below a predetermined price target, a change in the company’s fundamentals negatively impacts the Subadvisor’s original investment thesis, or the Subadvisor identifies what it believes to be a more attractive investment opportunity.
The Fund is classified as non-diversified, which means the Fund may invest in the securities of a smaller number of issuers than a diversified fund.
The Fund concentrates its investments (i.e., holds more than 25% of its total assets) in the securities of issuers in the health care industry or group of industries.

21

Fund Summary
Harbor Health Care ETF

Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first six risks) include:
Health Care Industry Risk: Because the Fund seeks to invest all, or substantially all, of its assets in the health care industry, the value of its shares will depend on the general condition of the that industry. The health care industry may be affected by any number of factors, including, but not limited to, lapsing patent protection, industry innovation, extensive government regulation, restrictions on government reimbursement for medical expenses, research and development costs, limited product lines, product liability litigation, an increased emphasis on outpatient services, and competitive forces.
Non-Diversification Risk: Because the Fund is non-diversified and may invest a greater percentage of its assets in securities of a single issuer, and/or invest in a relatively small number of issuers, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asst value. However, given that shares can be purchased and redeemed in Creation Units , and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
High Portfolio Turnover Risk: Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may lead to the realization and distribution to shareholders of higher capital gains, which may increase a shareholder’s tax liability.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters,

22

Fund Summary
Harbor Health Care ETF

recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor and/or Advisor, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor and/or Advisor, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and/or Advisor, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Small and Mid Cap Risk: The Fund’s performance may be more volatile because it may invest in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small and mid cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on large cap stocks.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows the performance of the Fund for the period shown. The table shows how the Fund’s average annual total returns compare to a broad measure of market performance and an additional index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns

During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	14.36%	Q4 2023
Worst Quarter	-1.73%	Q3 2023

Average Annual Total Returns — As of December 31, 2023

	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Health Care ETF
Before Taxes	24.81%	N/A	N/A	23.82%	11/16/2022
After Taxes on Distributions	23.95%	N/A	N/A	23.05%
After Taxes on Distributions and Sale of Fund Shares	14.76%	N/A	N/A	17.92%
Comparative Indices (reflects no deduction for fees, expenses or taxes)
Russell 3000® Growth Health Care Index^	11.67%	N/A	N/A	12.16%
S&P 500 Index^^	26.29%	N/A	N/A	19.97%
^
The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
^^
This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.

23

Fund Summary
Harbor Health Care ETF

Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Westfield has subadvised the Fund since 2022.

Portfolio Managers
The  portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
William A. Muggia Westfield Capital Management Company, L.P.
Mr. Muggia is the President, Chief Investment Officer, Chief Executive Officer, a Portfolio Manager and Managing Partner of Westfield and has co-managed the Fund since 2022.
Matthew R. Renna Westfield Capital Management Company, L.P.
Mr. Renna is a Partner, Head of the Health Care Sector Team, and a Portfolio Manager of Westfield and has co-managed the Fund since 2022.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

24

Harbor Human Capital Factor Unconstrained ETF (formerly, Harbor Corporate Culture Leaders ETF)

Fund Summary
Investment Objective
The Fund seeks to provide investment results that correspond, before fees and expenses, to the performance of the Human Capital Factor Unconstrained Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.50%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$51	$160	$280	$628

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
The Fund employs an indexing investment approach designed to track the performance of the Index. The Fund invests at least 80% of its total assets in securities that are included in the Index.
The Index is designed to deliver exposure to equity securities of U.S. companies that are “corporate culture leaders” based on scores produced by Irrational Capital LLC (“Irrational Capital” or the “Index Provider”). “Corporate culture leaders” are those companies with high “Human Capital Factor” scores, which are determined by Irrational Capital in accordance with a rules-based methodology that seeks to identify companies that best manage their human capital, resulting in highly motivated and engaged employees. Companies with market capitalizations in excess of $1 billion at the time of Index reconstitution are eligible for inclusion in the Index. The Index is equally weighted and composed of approximately 70 to 100 companies with top Human Capital Factor scores at the time of Index reconstitution.
The Index Provider calculates Human Capital Factor scores based on a proprietary scoring methodology developed by Irrational Capital leveraging its research in behavioral science, data science and human capital. The scoring methodology seeks to quantitatively measure the contribution of a company’s corporate culture to its financial performance. Irrational Capital calculates Human Capital Factor scores based on a combination of multiple characteristics, such as
■
Employee engagement and motivation
■
Trust and transparency
■
Point of view diversity
■
Compensation fairness
The significance of the various characteristics varies with each reconstitution based on the most current data. The Index Provider expects to continue to refine its proprietary methods over time.
The Index has been created and licensed to the Advisor by Irrational Capital and is calculated, published and distributed by Solactive AG (“Solactive”). The Index is comprised of equity securities traded on U.S. public securities exchanges. The Fund may purchase American Depositary Receipts (ADRs), which are certificates typically issued by a bank or trust company that represent ownership interests in securities issued by a foreign or domestic company. The Fund may concentrate its investments in a particular sector, industry or group of industries from time to time to the extent that the Index concentrates in a sector, industry or group of industries. As of the date of this Prospectus, the Index is concentrated in the group of industries comprising the information technology sector. Under normal circumstances, the Index is reconstituted annually and rebalanced quarterly.
The Fund uses an indexing investment approach to attempt to approximate, before fees and expenses, the investment performance of the Index. The Fund generally will use a replication strategy, which means that the Fund seeks to hold each security found in the Index in approximately the same proportion as represented in the Index itself. There also may be instances in which Harbor Capital Advisors, Inc. (the “Advisor or “Harbor Capital”) may choose to underweight or overweight a security in the Index, purchase securities not in the Index that the Advisor believes are appropriate to substitute for certain securities in the Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the performance of the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from

25

Fund Summary
Harbor Human Capital Factor Unconstrained ETF (formerly, Harbor Corporate Culture Leaders ETF)

the Index or purchase securities not represented in the Index in anticipation of their addition to the Index. The Fund does not take temporary defensive positions when markets decline or appear overvalued.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first eight risks) include:
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Index Tracking Risk: The Fund is not expected to track the performance of the Index at all times with perfect accuracy. The Fund’s return may not track the performance of the Index for a number of reasons. For example, tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), transaction costs incurred by the Fund, or the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest. Any transaction costs and market exposure arising from rebalancing the Fund’s portfolio to reflect changes in the composition of the Index will be borne directly by the Fund and its shareholders. The Fund may not be able to invest in certain securities included in the Index or may not be able to invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions, potential adverse tax consequences or other regulatory reasons. The risk that the Fund may not track the performance of the Index may be magnified during times of heightened market volatility or other unusual market conditions. For tax efficiency purposes, the Fund may sell certain securities to realize losses causing it to deviate from the Index.
Index Strategy Risk: The Fund is managed to seek to track, before fees and expenses, the performance of the Index. Therefore, unless a specific security is removed from the Index because it no longer qualifies to be included in the Index, the Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from the Index, it is possible that the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values, which could have a negative effect on the Fund’s performance.  As a result, the Advisor will not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. Thus, based on market and economic conditions, the Fund’s performance could be lower than funds that actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more securities.
Index Construction Risk: The Index Provider selects a limited number of companies for the Index based on its proprietary methodology. The theories upon which the Index Provider bases the Index and/or the methodology used in scoring companies for the Index may be inaccurate. The Index Provider relies on third-party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of any such third-party data, and there is also no guarantee with respect to the accuracy, availability or timeliness of the production of the Index. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. Companies will be excluded from the Index if sufficient data is not available to produce a score, which may result in the exclusion of companies that could otherwise be considered corporate culture leaders. The Index provider’s assessment of a company may differ from that of another investor or investment manager. Errors in the construction or calculation of the Index may occur from time to time and any such errors may not be immediately identified and corrected by Irrational Capital or Solactive, respectively, which may have an adverse impact on the Fund and its shareholders. There is no guarantee that the construction methodology will accurately provide exposure to corporate culture leaders.
Data Risk: The Index Provider relies heavily on information and data provided by third-parties, including the list of high scoring companies provided by Irrational Capital and used to select companies for the Index. Such third-party data includes information derived from survey data. There is no guarantee that survey data will be accurate, complete or representative of a company’s status with respect to its corporate culture. Survey data may be subject to certain biases, including response bias and non-response bias. Furthermore, information derived from survey data may not reflect the most current status of a company, and a company’s financial results may deteriorate prior to a corresponding decline in survey data results. Because the Index is reconstituted only annually, there could be a significant delay before a company’s current status is reflected in the Index. If survey data is unreliable or outdated, the Index may not be successful in providing the specified exposure.
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to

26

Fund Summary
Harbor Human Capital Factor Unconstrained ETF (formerly, Harbor Corporate Culture Leaders ETF)

face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asst value. However, given that shares can be purchased and redeemed in Creation Units , and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Cash Transactions Risk: The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Concentration Risk: The Fund’s assets may be concentrated in a particular sector, industry or group of industries to the extent the Index is so concentrated. Concentration of the Fund’s assets in a particular sector, industry or group of industries will subject the Fund to the risk that economic, political or other conditions that have a negative effect on that sector, industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were concentrated in a wider variety of sectors or industries.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. Depositary receipts are subject to the risks associated with investing directly in foreign securities.
Information Technology Sector Risk: Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Large Cap Risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Fund to underperform other equity funds that focus on small or mid cap stocks.
Mid Cap Risk: The Fund’s performance may be more volatile because it invests in mid cap stocks. Mid cap companies may have limited product lines, markets and financial resources. Securities of mid cap companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, mid cap stocks may fall out of favor relative to small or large cap stocks, which may cause the Fund to underperform other equity funds that focus on small or large cap stocks.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows the performance of the Fund for the period shown. The table shows how the Fund’s average annual total returns compare to a broad measure of market performance and an additional index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns

During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	17.35%	Q4 2023
Worst Quarter	-21.72%	Q2 2022

27

Fund Summary
Harbor Human Capital Factor Unconstrained ETF (formerly, Harbor Corporate Culture Leaders ETF)

Average Annual Total Returns — As of December 31, 2023

	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Human Capital Factor Unconstrained ETF
Before Taxes	34.22%	N/A	N/A	5.49%	02/23/2022
After Taxes on Distributions	34.10%	N/A	N/A	5.43%
After Taxes on Distributions and Sale of Fund Shares	20.34%	N/A	N/A	4.21%
Comparative Indices (reflects no deduction for fees, expenses or taxes)
Human Capital Factor Unconstrained Index^	35.61%	N/A	N/A	6.53%
S&P 500 Index^^	26.29%	N/A	N/A	8.54%
^
The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
^^
This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Portfolio Managers
The  portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Stephen Cook, Managing Director, ETFs of Harbor Capital, has managed the Fund since 2022.
James Erceg, Executive Vice President and Head of Product at Harbor Capital, has managed the Fund since 2022.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

28

Harbor Human Capital Factor US Large Cap ETF (formerly, Harbor Corporate Culture ETF)

Fund Summary
Investment Objective
The Fund seeks to provide investment results that correspond, before fees and expenses, to the performance of the CIBC Human Capital Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.35%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.35%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$36	$113	$197	$443

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
The Fund employs an indexing investment approach designed to track the performance of the Index. The Fund invests at least 80% of its total assets in securities that are included in the Index.
The Index consists of a modified market capitalization-weighted portfolio of equity securities of approximately 150 U.S. companies identified by Irrational Capital LLC (“Irrational Capital”) as those it believes to possess strong corporate culture based on its proprietary scoring methodology. The Index was developed by the Canadian Imperial Bank of Commerce (“CIBC”).
Irrational Capital calculates Human Capital Factor scores based on a proprietary, rules-based scoring methodology it developed by leveraging its research in behavioral science, data science and human capital. The scoring methodology seeks to quantitatively measure the contribution of a company’s corporate culture to its financial performance. Irrational Capital calculates Human Capital Factor scores based on a combination of multiple characteristics, such as
■
Employee engagement and motivation
■
Trust and transparency
■
Point of view diversity
■
Compensation fairness
The significance of each characteristic to the calculation of the Human Capital Factor scores varies at the time of each calculation based on the most recent data obtained by Irrational Capital. Irrational Capital expects to continue to refine its proprietary methods over time.
Constituents of the Solactive GBS United States 500 Index, which intends to track the performance of the largest 500 companies from the U.S. stock market (the “index universe”), at the time of Index reconstitution are eligible for inclusion in the Index. Each company in the index universe that is also identified by Irrational Capital on its list of high-scoring companies (based on the most current scores as of each reconstitution) will be included in the Index. Index constituents in the same sector are weighted based on their float-adjusted market capitalizations, subject to certain caps on individual stock weights. On reconstitution dates, the Index will target the same sector weights as the index universe. If after the Index’s weighting and capping rules are applied, a sector’s weight in the Index would be less than its weight in the index universe, the Index will include exchange-traded funds that invest specifically in the stocks and securities of the corresponding sector (known as sector ETFs), or such other sector proxy as the CIBC may determine, to fill the remaining weight and ensure sector neutrality as compared with the index universe on the reconstitution date.
The Index has been created and licensed to Harbor Capital Advisors, Inc. (the “Advisor or “Harbor Capital”) by the CIBC and is calculated, published and distributed by Solactive AG (“Solactive”). The Index is comprised of equity securities traded on U.S. public securities exchanges as well as sector ETFs. The Fund may purchase American Depositary Receipts (ADRs), which are certificates typically issued by a bank or trust company that represent ownership interests in securities issued by a foreign or domestic company. The Fund may concentrate its investments in a particular sector, industry or group of industries from time to time to the extent that the Index concentrates in a sector, industry or group of industries. As of the date of this Prospectus, the Index is concentrated in, and therefore the Fund has significant exposure to, the

29

Fund Summary
Harbor Human Capital Factor US Large Cap ETF (formerly, Harbor Corporate Culture ETF)

information technology sector. Under normal circumstances, the Index is reconstituted annually.
The Fund uses an indexing investment approach to attempt to approximate, before fees and expenses, the investment performance of the Index. The Fund generally will use a replication strategy, which means that the Fund seeks to hold each security found in the Index (including shares of sector ETFs included in the Index) in approximately the same proportion as represented in the Index itself. There also may be instances in which the Advisor may choose to underweight or overweight a security in the Index, purchase securities not in the Index that the Advisor believes are appropriate to substitute for certain securities in the Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the performance of the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index. The Fund does not take temporary defensive positions when markets decline or appear overvalued.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first eight risks) include:
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Index Tracking Risk: The Fund is not expected to track the performance of the Index at all times with perfect accuracy. The Fund’s return may not track the performance of the Index for a number of reasons. For example, tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), transaction costs incurred by the Fund, or the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest. Any transaction costs and market exposure arising from rebalancing the Fund’s portfolio to reflect changes in the composition of the Index will be borne directly by the Fund and its shareholders. The Fund may not be able to invest in certain securities included in the Index or may not be able to invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions, potential adverse tax consequences or other regulatory reasons. The risk that the Fund may not track the performance of the Index may be magnified during times of heightened market volatility or other unusual market conditions. For tax efficiency purposes, the Fund may sell certain securities to realize losses causing it to deviate from the Index.
Index Strategy Risk: The Fund is managed to seek to track, before fees and expenses, the performance of the Index. Therefore, unless a specific security is removed from the Index because it no longer qualifies to be included in the Index, the Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from the Index, it is possible that the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values, which could have a negative effect on the Fund’s performance.  As a result, the Advisor will not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. Thus, based on market and economic conditions, the Fund’s performance could be lower than funds that actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more securities.
Index Construction Risk: The Index Provider selects companies for the Index based on a proprietary methodology. The theories upon which the Index Provider bases the Index and/or Irrational Capital bases the methodology used in scoring companies for the Index may be unsound. The Index Provider and Irrational Capital rely on third-party data they believe to be reliable in constructing the Index and scoring companies, but neither guarantees the accuracy or availability of any such third-party data, and there is also no guarantee with respect to the accuracy, availability or timeliness of the production of the Index. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. Companies will be excluded from the Index if sufficient data is not available to produce a score, which may result in the exclusion of companies that could otherwise be considered to have strong corporate culture. The Index Provider’s assessment of a company may differ from that of another investor or investment manager. Errors in the construction or calculation of the Index may occur from time to time and any such errors may not be immediately identified and corrected, which may have an adverse impact on the Fund and its shareholders. There is no guarantee that the construction methodology will accurately provide exposure to strong corporate culture. The use of sector ETFs or other sector proxies to maintain sector neutrality may result in indirect exposure to companies that do not have strong corporate culture and would not otherwise be included in the Index.
Data Risk: The Index Provider relies heavily on information and data provided by third-parties, including the list of high scoring companies provided by Irrational Capital and used to select companies for the Index. Such third-party data includes information derived from survey data. There is no guarantee that survey data will be accurate, complete or representative of a company’s status with respect to its corporate culture. Survey data may be subject to certain biases, including response bias and non-response bias. Furthermore, information derived from survey data may not reflect the most current status of a company, and a company’s financial results may deteriorate prior to a corresponding decline in survey data results. Because the Index is reconstituted only annually, there could be a significant delay before a company’s current status is reflected in the Index. If survey data is unreliable or outdated, the Index may not be successful in providing the specified exposure.

30

Fund Summary
Harbor Human Capital Factor US Large Cap ETF (formerly, Harbor Corporate Culture ETF)

Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asst value. However, given that shares can be purchased and redeemed in Creation Units , and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Cash Transactions Risk: The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Concentration Risk: The Fund’s assets may be concentrated in a particular sector, industry or group of industries to the extent the Index is so concentrated. Concentration of the Fund’s assets in a particular sector, industry or group of industries will subject the Fund to the risk that economic, political or other conditions that have a negative effect on that sector, industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were concentrated in a wider variety of sectors or industries.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. Depositary receipts are subject to the risks associated with investing directly in foreign securities.
Information Technology Sector Risk: Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.
Investment in Other Investment Companies Risk: Investments in other investment companies (including money market funds) are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of the investment companies. In addition to these risks, a sector ETF may fail to accurately track the market segment or index that underlies its investment objective and the market price of the underlying ETF’s shares may trade at a premium or a discount to their net asset value.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Large Cap Risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Fund to underperform other equity funds that focus on small or mid cap stocks.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows the performance of the Fund for the period shown. The table shows how the Fund’s average annual total returns compare to a broad measure of market performance and an additional index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

31

Fund Summary
Harbor Human Capital Factor US Large Cap ETF (formerly, Harbor Corporate Culture ETF)

Calendar Year Total Returns

During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	10.85%	Q4 2023
Worst Quarter	-1.88%	Q3 2023

Average Annual Total Returns — As of December 31, 2023

	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Human Capital Factor US Large Cap ETF
Before Taxes	30.30%	N/A	N/A	33.39%	10/12/2022
After Taxes on Distributions	29.92%	N/A	N/A	32.99%
After Taxes on Distributions and Sale of Fund Shares	18.20%	N/A	N/A	25.61%
Comparative Indices (reflects no deduction for fees, expenses or taxes)
CIBC Human Capital Index^	30.65%	N/A	N/A	33.79%
S&P 500 Index^^	26.29%	N/A	N/A	28.68%
^
The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
^^
This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Portfolio Managers
The  portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Stephen Cook, Managing Director, ETFs of Harbor Capital, has managed the Fund since 2022.
James Erceg, Executive Vice President and Head of Product at Harbor Capital, has managed the Fund since 2022.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

32

Harbor Human Capital Factor US Small Cap ETF (formerly, Harbor Corporate Culture Small Cap ETF)

Fund Summary
Investment Objective
The Fund seeks to provide investment results that correspond, before fees and expenses, to the performance of the Human Capital Factor Small Cap Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.60%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.60%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$61	$192	$335	$750

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. For the period from April 12, 2023 through October 31, 2023, the Fund’s portfolio turnover rate was 12%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
The Fund employs an indexing investment approach designed to track the performance of the Index. The Fund invests at least 80% of its total assets in securities that are included in the Index.
The Index consists of a modified market capitalization-weighted portfolio of equity securities of approximately 200 small cap U.S. companies identified by Irrational Capital LLC (“Irrational Capital” or “IC”) as those it believes to possess strong corporate culture based on its proprietary scoring methodology. The Index was developed by the Canadian Imperial Bank of Commerce (the “Index Provider” or “CIBC”).
Irrational Capital calculates Human Capital Factor scores based on a proprietary, rules-based scoring methodology it developed by leveraging its research in behavioral science, data science and human capital. The scoring methodology seeks to quantitatively measure the contribution of a company’s corporate culture to its financial performance. Irrational Capital calculates Human Capital Factor scores based on a combination of multiple characteristics, such as
■
Employee engagement and motivation
■
Trust and transparency
■
Point of view diversity
■
Compensation fairness
The significance of each characteristic to the calculation of the Human Capital Factor scores varies at the time of each calculation based on the most recent data obtained by Irrational Capital. Irrational Capital expects to continue to refine its proprietary methods over time.
Constituents of the Solactive GBS United States 2000 Index, which intends to track the performance of the companies ranked 1001 to 3000 in the U.S. stock market based on free float market capitalization (the “index universe”), at the time of Index reconstitution are eligible for inclusion in the Index. As of December 31, 2023, the range of the index universe was approximately $13.2 million to $7.8 billion. The top-ranking companies in the index universe (based on the most recent annual scores calculated by Irrational Capital as of each reconstitution) will be included in the Index. Index constituents in the same sector are weighted based on their float-adjusted market capitalizations, subject to certain caps on individual stock weights. On reconstitution dates, the Index will target the same sector weights as the index universe. If after the Index’s weighting and capping rules are applied, a sector’s weight in the Index would be less than its weight in the index universe, the Index will include exchange-traded funds that invest specifically in small cap stocks and securities of the corresponding sector (known as sector ETFs), or such other sector proxy as the Index Provider may determine, to fill the remaining weight and ensure sector neutrality as compared with the index universe on the reconstitution date.
The Index has been created and licensed to Harbor Capital Advisors, Inc. (the “Advisor or “Harbor Capital”) by the Index Provider and is calculated, published and distributed by Solactive AG (“Solactive”). The Index is comprised of equity securities traded on U.S. public securities exchanges as well as sector ETFs. The Fund may purchase American Depositary Receipts (ADRs), which are certificates typically issued by a bank or trust company that represent ownership interests in securities issued by a foreign or domestic company. The Fund may concentrate its investments in a particular sector, industry or group of industries from time to time to the extent that the Index concentrates in a sector, industry

33

Fund Summary
Harbor Human Capital Factor US Small Cap ETF (formerly, Harbor Corporate Culture Small Cap ETF)

or group of industries. As of the date of this Prospectus, the Index is not concentrated in any particular sector. Under normal circumstances, the Index is reconstituted annually.
The Fund uses an indexing investment approach to attempt to approximate, before fees and expenses, the investment performance of the Index. The Fund generally will use a replication strategy, which means that the Fund seeks to hold each security found in the Index (including shares of sector ETFs included in the Index) in approximately the same proportion as represented in the Index itself. There also may be instances in which the Advisor may choose to underweight or overweight a security in the Index, purchase securities not in the Index that the Advisor believes are appropriate to substitute for certain securities in the Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the performance of the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index. The Fund does not take temporary defensive positions when markets decline or appear overvalued.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first nine risks) include:
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Small Cap Risk: The Fund’s performance may be more volatile because it invests primarily in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small cap stocks may fall out of favor relative to mid or large cap stocks, which may cause the Fund to underperform other equity funds that focus on mid or large cap stocks.
Index Tracking Risk: The Fund is not expected to track the performance of the Index at all times with perfect accuracy. The Fund’s return may not track the performance of the Index for a number of reasons. For example, tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), transaction costs incurred by the Fund, or the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest. Any transaction costs and market exposure arising from rebalancing the Fund’s portfolio to reflect changes in the composition of the Index will be borne directly by the Fund and its shareholders. The Fund may not be able to invest in certain securities included in the Index or may not be able to invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions, potential adverse tax consequences or other regulatory reasons. The risk that the Fund may not track the performance of the Index may be magnified during times of heightened market volatility or other unusual market conditions. For tax efficiency purposes, the Fund may sell certain securities to realize losses causing it to deviate from the Index.
Index Strategy Risk: The Fund is managed to seek to track, before fees and expenses, the performance of the Index. Therefore, unless a specific security is removed from the Index because it no longer qualifies to be included in the Index, the Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from the Index, it is possible that the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values, which could have a negative effect on the Fund’s performance.  As a result, the Advisor will not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. Thus, based on market and economic conditions, the Fund’s performance could be lower than funds that actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more securities.
Index Construction Risk: The Index Provider selects companies for the Index based on a proprietary methodology. The theories upon which the Index Provider bases the Index and/or Irrational Capital bases the methodology used in scoring companies for the Index may be unsound. The Index Provider and Irrational Capital rely on third-party data they believe to be reliable in constructing the Index and scoring companies, but neither guarantees the accuracy or availability of any such third-party data, and there is also no guarantee with respect to the accuracy, availability or timeliness of the production of the Index. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. Companies will be excluded from the Index if sufficient data is not available to produce a score, which may result in the exclusion of companies that could otherwise be considered to have strong corporate culture. The Index Provider’s assessment of a company may differ from that of another investor or investment manager. Errors in the construction or calculation of the Index may occur from time to time and any such errors may not be immediately identified and corrected, which may have an adverse impact on the Fund and its shareholders. There is no guarantee that the construction methodology will accurately provide exposure to strong corporate culture. The use of sector ETFs or other sector proxies to maintain sector neutrality may result in indirect exposure to companies that do not have strong corporate culture and would not otherwise be included in the Index.
Data Risk: The Index Provider relies heavily on information and data provided by third-parties, including the list of high scoring companies provided by Irrational Capital and used to select companies for the Index. Such third-party data includes information derived from survey data. There is no guarantee that survey data

34

Fund Summary
Harbor Human Capital Factor US Small Cap ETF (formerly, Harbor Corporate Culture Small Cap ETF)

will be accurate, complete or representative of a company’s status with respect to its corporate culture. Survey data may be subject to certain biases, including response bias and non-response bias. Furthermore, information derived from survey data may not reflect the most current status of a company, and a company’s financial results may deteriorate prior to a corresponding decline in survey data results. Because the Index is reconstituted only annually, there could be a significant delay before a company’s current status is reflected in the Index. If survey data is unreliable or outdated, the Index may not be successful in providing the specified exposure. Additionally, survey data collected from small cap companies may be more limited than data collected from large or mid cap companies. Third-party data providers' coverage of small cap companies is generally less extensive than that of large or mid cap companies with respect to corporate culture data. As a result, Irrational Capital may rely more heavily on publicly available data to calculate scores for small cap companies. Publicly available data may be more limited or of less uniform quality than survey data.
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asst value. However, given that shares can be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Cash Transactions Risk: The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Concentration Risk: The Fund’s assets may be concentrated in a particular sector, industry or group of industries to the extent the Index is so concentrated. Concentration of the Fund’s assets in a particular sector, industry or group of industries will subject the Fund to the risk that economic, political or other conditions that have a negative effect on that sector, industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were concentrated in a wider variety of sectors or industries.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. Depositary receipts are subject to the risks associated with investing directly in foreign securities, which include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets.
Investment in Other Investment Companies Risk: Investments in other investment companies (including money market funds) are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of the investment companies. In addition to these risks, a sector ETF may fail to accurately track the market segment or index that underlies its investment objective and the market price of the underlying ETF’s shares may trade at a premium or a discount to their net asset value.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.

35

Fund Summary
Harbor Human Capital Factor US Small Cap ETF (formerly, Harbor Corporate Culture Small Cap ETF)

Performance
Because the Fund is newly organized and does not yet have a complete calendar year of performance history, the bar chart and total return tables are not provided. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain performance information, please visit the Fund’s website at harborcapital.com or call 800-422-1050.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Portfolio Managers
The  portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Stephen Cook, Managing Director, ETFs of Harbor Capital, has managed the Fund since 2023.
James Erceg, Executive Vice President and Head of Product at Harbor Capital, has managed the Fund since 2023.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

36

Harbor International Compounders ETF

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.55%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.55%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including prime brokerage or similar services, interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$56	$176	$307	$689

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
The Fund invests primarily (no less than 65% of its total assets under normal circumstances) in common stock of non-U.S. companies, including those located in emerging market countries. The investment strategy utilized by C WorldWide Asset Management Fondsmaeglerselskab A/S, the Fund’s subadvisor (the “Subadvisor”), focuses on identifying companies with market capitalizations of at least $5 billion at the time of acquisition the Subadvisor believes are “compounders.” Companies with market capitalizations of $5 billion or more include mid-and large-capitalization companies. A company is considered a “compounder” if, in the Subadvisor’s view, it is expected to experience sustainable growth and compound its earnings over the long-term investment horizon (generally defined as five years or more).
In seeking to identify companies for the Fund’s portfolio, the Subadvisor conducts qualitative assessments of companies, including, among other criteria, each company’s business model, management, and financial and valuation metrics. The Subadvisor seeks to identify what it believes to be high-quality companies with consistent, recurring revenues; stable free cash flows (consistent levels of cash left after paying expenses); and sustainable returns on invested capital (a level of return on investment that can be maintained over the long term). The Subadvisor aims to construct a portfolio of companies exposed to diverse structural growth themes (i.e., a variety of potential drivers of growth). The investment process generally results in a portfolio of 25-30 companies and, from time to time, may result in more substantial investments in particular countries, geographic regions or sectors. Country, geographic region and sector allocations are the outcome of the Subadvisor’s stock selection process.
The Subadvisor’s assessment of a company’s business practices includes a consideration of environmental, social and governance (“ESG”) factors. In incorporating ESG factors into its investment process, the Subadvisor seeks to identify sustainable growth companies that follow good business practices. In the Subadvisor’s view, these are companies with strong corporate governance practices and ethics, laying the foundation for a sustainable business model. The Subadvisor’s assessment is based on its internal research as well as third-party data. The key ESG considerations may vary depending on the industry, sector, geographic region or other factors and the business of each issuer.
The Subadvisor’s approach to portfolio selection is based on fundamental research informed by visiting companies, participating in investment workshops and seminars, generating proprietary research and reviewing third-party research. The Subadvisor’s fundamental evaluation of stocks is dependent on a combination of factors, including risk return considerations, market sentiment (i.e., the overall optimism or pessimism of investors with respect to a stock) and economic data.
The Fund may also invest in depositary receipts. The Fund may invest in foreign currencies and may engage in other foreign currency transactions for investment or hedging purposes.
The Fund is classified as non-diversified, which means the Fund may invest in the securities of a smaller number of issuers than a diversified fund.
The Subadvisor maintains a long-term investment horizon. The Subadvisor monitors investments for changes in the factors above, which may trigger a decision to sell a security, but does not require such a decision. The Subadvisor also may consider selling a security if the Subadvisor develops alternative investment ideas or in order to meet redemption requests.

37

Fund Summary
Harbor International Compounders ETF

Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first seven risks) include:
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Non-Diversification Risk: Because the Fund is non-diversified and may invest a greater percentage of its assets in securities of a single issuer, and/or invest in a relatively small number of issuers, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio.
Limited Number of Holdings Risk: The Fund may invest in a limited number of companies. As a result, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. In addition, the Fund’s performance may be more volatile than a fund that invests in a larger number of companies.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asst value. However, given that shares can be purchased and redeemed in Creation Units , and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. Depositary receipts are subject to the risks associated with investing directly in foreign securities.
Emerging Market Risk: Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make

38

Fund Summary
Harbor International Compounders ETF

emerging market securities more volatile and less liquid than securities issued in more developed countries. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
ESG Factors Risk: The consideration of ESG factors by the Subadvisor and/or Advisor, as applicable, could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor and/or Advisor, as applicable, in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Geographic Focus Risk: The Fund may invest a substantial amount of its assets in securities of issuers located in a single country or geographic region. As a result, any changes to the regulatory, political, social or economic conditions in such country or geographic region will generally have greater impact on the Fund than such changes would have on a more geographically diversified fund and may result in increased volatility and greater losses.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Large Cap Risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Fund to underperform other equity funds that focus on small or mid cap stocks.
Mid Cap Risk: The Fund’s performance may be more volatile because it invests primarily in mid cap stocks. Mid cap companies may have limited product lines, markets and financial resources. Securities of mid cap companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, mid cap stocks may fall out of favor relative to small or large cap stocks, which may cause the Fund to underperform other equity funds that focus on small or large cap stocks.
Participatory Notes Risk: The return on a P-note is linked to the performance of the issuers of the underlying securities. The performance of P-notes will not replicate exactly the performance of the issuers that they seek to replicate due to transaction costs and other expenses.  P-notes are subject to counterparty risk since the notes constitute general unsecured contractual obligations of the financial institutions issuing the notes, and the Fund is relying on the creditworthiness of such institutions and has no rights under the notes against the issuers of the underlying securities.  P-notes may also be less liquid and more difficult to sell.
Sector Risk: Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor and/or Advisor, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor and/or Advisor, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and/or Advisor, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows the performance of the Fund for the period shown. The table shows how the Fund’s average annual total returns compare to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns

During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	17.57%	Q4 2022
Worst Quarter	-9.77%	Q3 2023

39

Fund Summary
Harbor International Compounders ETF

Average Annual Total Returns — As of December 31, 2023

	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor International Compounders ETF
Before Taxes	21.07%	N/A	N/A	23.83%	09/07/2022
After Taxes on Distributions	20.93%	N/A	N/A	23.70%
After Taxes on Distributions and Sale of Fund Shares	12.66%	N/A	N/A	18.34%
Comparative Index (reflects no deduction for fees, expenses or taxes)
MSCI All Country World Ex. U.S. (ND)	15.62%	N/A	N/A	16.85%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
C WorldWide Asset Management Fondsmaeglerselskab A/S (“C WorldWide”) has subadvised the Fund since 2022.

Portfolio Managers
The  portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Bo Almar Knudsen C WorldWide Asset Management Fondsmaeglerselskab A/S
Mr. Knudsen is the Chief Executive Officer and Portfolio Manager of C WorldWide and has co-managed the Fund since 2022.
Bengt Seger C WorldWide Asset Management Fondsmaeglerselskab A/S
Mr. Seger is a Portfolio Manager of C WorldWide and has co-managed the Fund since 2022.
Peter O’Reilly C WorldWide Asset Management Fondsmaeglerselskab A/S
Mr. O’Reilly is a Portfolio Manager of C WorldWide and has co-managed the Fund since 2022.
Mattias Kolm C WorldWide Asset Management Fondsmaeglerselskab A/S
Mr. Kolm is a Portfolio Manager of C WorldWide and has co-managed the Fund since 2022.

40

Fund Summary
Harbor International Compounders ETF

Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

41

Harbor Long-Short Equity ETF

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	1.20%
Distribution and Service (12b-1) Fees	None
Total Other Expenses	0.50%
Other Expenses[1],[2]	0.06%
Dividends and Interest on Short Sales[3]	0.44%
Total Annual Fund Operating Expenses	1.70%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
2 “Other Expenses” are estimated for the current fiscal year. “Other Expenses” consist of interest expense paid on borrowing with respect to long positions, which result from the Fund’s use of alternative financing transactions, such as reverse repurchase agreements and borrowing on a line of credit. These expenses are not payable by the Advisor under the unitary fee arrangement.
3 "Dividends and Interest on Short Sales” reflect interest expense and dividends paid on borrowed securities. Interest expenses result from the Fund’s use of prime brokerage arrangements to execute short sales. Dividends paid on borrowed securities are an expense of short sales. These expenses are not payable by the Advisor under the unitary fee arrangement. Any interest expense amount or dividends paid on securities sold short will vary based on the Fund’s use of those investments.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$173	$536	$923	$2,009

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. As the Fund commenced operations on December 4, 2023, no portfolio turnover rate existed at the time of this publication.
Principal Investment Strategy
Under normal market circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in long and short positions in equity securities. The Fund seeks to achieve its investment objective by establishing long and/or short positions in equity securities. Under normal circumstances, the Fund will generally have net exposure ranging from 40% to 60% long but the Fund’s net exposure at times may be up to 150% long. The Fund’s net exposure at any time is the total of the Fund’s percentage long holdings (including leverage) less the percentage of its short holdings.
The Fund invests primarily in the common stocks of U.S.-listed large cap and mid cap companies. The Fund defines large cap and mid cap companies as those with market capitalizations that fall within the range of the Russell 1000® Index (the “Index”). As of December 31, 2023, that range was $270 million to $2.97 trillion, but it is expected to change frequently. The Fund may also invest in U.S. Treasury bills and derivatives, including listed and over-the-counter options. The Fund may invest up to 15% of its total assets in the securities of U.S. listed foreign issuers of large cap and mid cap companies. The Fund may utilize leverage for investment purposes, including through the use of reverse repurchase agreements and borrowings from a line of credit.
To seek to achieve the Fund’s investment objective, Disciplined Alpha LLC (“Disciplined Alpha” or the “Subadvisor”), the Fund’s subadvisor, utilizes a disciplined quantitative process. The distinct features are highlighted in the bullets below and discussed in more detail in the narrative that follows:
■
A proprietary macroeconomic regime model is utilized to determine the gross and net exposure as well as value, neutral, or momentum factor weights;
■
A focus on the industry groups that, in the Subadvisor’s view, have the most significant alpha opportunities;
■
With respect to the long model, within each group, proprietary stock selection factors determined based upon conversations with company management and third-party fundamental analysts; and
■
A separate short model for the short side of the Fund’s portfolio.
Macroeconomic Regime Model. The Subadvisor’s proprietary macroeconomic regime model designates three regimes - value, neutral, and momentum - based on the Subadvisor’s analysis of macroeconomic data that is consistent, in the Subadvisor’s view, with market participants’ willingness to accept less, average, or more risk in their portfolios. This macroeconomic data includes but is not limited to data on banks, employment, housing, industrial production, and securities markets. The Subadvisor uses this macroeconomic data to determine the weights of various stock selection factors and gross and net exposures for the Fund. In periods when its analysis of macroeconomic data suggests to the Subadvisor that market participants may be willing to accept more risk, the Subadvisor will seek to enter a momentum regime, whereas in periods when the data suggests market participants may be willing to accept less risk, the Subadvisor will seek to enter a value regime.

42

Fund Summary
Harbor Long-Short Equity ETF

Industry Group Focus. It is the Subadvisor’s view, that the opportunity for positive returns for active management are not equal among industry groups. For this reason, the Subadvisor will focus on those industry groups that, in its view, have the greatest potential to add value through the stock selection process over time by starting with the Index and further narrowing that universe by focusing on industry groups exhibiting the highest dispersion in returns over time. The Subadvisor’s investment focus on industry group is limited to the Fund’s fundamental policy not to concentrate in a particular industry.
Long Model. In investing in long positions in equity securities of companies, the Subadvisor utilizes a multifactor model to identify the stocks that are likely to deliver the best upside returns. These factors fall into the broad groups of valuation, quality, profitability, and momentum, and are determined based on the Subadvisor’s experience and conversations with company management and third-party fundamental analysts and are specific to each industry group. The Subadvisor will vary the weights to the factor groups depending on the regime in place at the time, as determined by the Subadvisor (for example, the value factor weights having greater emphasis in value regimes).
Short Model. The Subadvisor will identify equity securities of companies that it believes will underperform using a separate short model that analyzes several factors, such as value, quality, profitability, and momentum that the Subadvisor believes will be more effective for this purpose. The Subadvisor will sell these stocks short on behalf of the Fund. When the Fund shorts securities of a company, it borrows shares of that company which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security. Short sales are considered speculative transactions and a form of leverage.
The Fund maintains long and short exposures in order to seek to neutralize downside tail risk (i.e., the probability that the asset performs far below its average past performance) as reflected by the Sortino ratio, which is a measure of an investment’s risk that differentiates harmful volatility from total overall volatility.
The Subadvisor may sell a security if the security reaches or falls below a predetermined price target, a change in the company’s fundamentals negatively impacts the Subadvisor’s investment thesis, or the Subadvisor identifies what it believes to be a more attractive investment opportunity.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first eight risks) include:
Large Cap Risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Fund to underperform other equity funds that focus on small or mid cap stocks.
Mid Cap Risk: The Fund’s performance may be more volatile because it invests primarily in mid cap stocks. Mid cap companies may have limited product lines, markets and financial resources. Securities of mid cap companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, mid cap stocks may fall out of favor relative to small or large cap stocks, which may cause the Fund to underperform other equity funds that focus on small or large cap stocks.
Short Sales Risk: If the price of securities sold short increases, the Fund would be required to pay more to replace the borrowed securities than the Fund received on the sale of the securities. Because there is theoretically no limit to the amount of the increase in price of the borrowed securities, the Fund’s risk of loss on a short sale is potentially unlimited if the Fund misperceived or misjudged the relevant securities’ value. Short sales involve what is referred to as counterparty risk or the risk that a loss may be sustained as a result of the failure or inability of the broker-dealer through which the Fund made the short sale (the “counterparty”) to comply with the terms of the contract.
Model Risk: There are limitations inherent in every quantitative model. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, historical trends in data may not be predictive going forward. The strategies and techniques employed in a quantitative model cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact their performance. The effectiveness of the given strategy or technique may deteriorate in an unpredictable fashion for any number of reasons including, but not limited to, an increase in the amount of assets managed or the use of similar strategies or techniques by other market participants and/or market dynamic shifts over time. In addition, factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. Any model may contain flaws the existence and effect of which may be discovered only after the fact or not at all. There can be no assurances that the strategies pursued or the techniques implemented in the quantitative model will be profitable, and various market conditions may be materially less favorable to certain strategies than others. Even in the absence of flaws, a model may not perform as anticipated.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same

43

Fund Summary
Harbor Long-Short Equity ETF

forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asst value. However, given that shares can be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Derivatives Risk: The value of derivative instruments held by the Fund may not change in the manner expected by the Subadvisor and/or Advisor, as applicable, which could result in disproportionately large losses to the Fund. Derivatives may also be more volatile than other instruments and may create a risk of loss greater than the amount invested. In addition, certain derivatives may be difficult to value and may be illiquid.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of
U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
High Portfolio Turnover Risk: Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may lead to the realization and distribution to shareholders of higher capital gains, which may increase a shareholder’s tax liability.
Industry Group Focus Risk: Because the Fund may, from time to time, be more heavily invested in particular industry groups, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those industry groups. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a registered fund that invests in a broader range of industry groups.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Leveraging Risk: The Fund’s use of certain investments, such as derivative instruments or reverse repurchase agreements, and certain other transactions, such as securities purchased on a when-issued, delayed delivery or forward commitment basis, buy backs and dollar rolls, can give rise to leverage within the Fund’s portfolio, which could cause the Fund’s returns to be more volatile than if leverage had not been used.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor and/or Advisor, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor and/or Advisor, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and/or Advisor, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
U.S. Government Securities Risk: Securities issued or guaranteed by U.S. government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. government. As a result, no assurance can be given that the U.S. government will provide financial support to these securities or issuers (such as securities issued by the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation). Although certain government securities are backed by the full faith and credit of the U.S. government (such as securities issued by the Government National Mortgage Association), circumstances could arise that would delay or prevent the payment of interest or principal. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future and, in these circumstances, the Fund’s returns may be adversely affected.

44

Fund Summary
Harbor Long-Short Equity ETF

Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns compare to a broad measure of market performance and an additional index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.
The performance shown in the bar chart and performance table for the periods prior to December 4, 2023 is that of another investment vehicle, the “Disciplined Alpha Onshore Fund LP”, a Delaware limited partnership, and reflects all fees and expenses, including a performance fee, incurred by the predecessor fund. The performance information has not been adjusted to reflect Fund expenses. Prior to December 4, 2023, Disciplined Alpha served as the general partner and investment manager to the Disciplined Alpha Onshore Fund LP, which commenced operations on January 1, 2015 and, since that time, implemented its investment strategy indirectly through its investment in a master fund, which had the same general partner, investment manager, investment policies, objectives, guidelines and restrictions as the Disciplined Alpha Onshore Fund LP.
Regardless of whether the Disciplined Alpha Onshore Fund LP operated as a stand-alone fund or invested indirectly through a master fund, Disciplined Alpha managed the Disciplined Alpha Onshore Fund LP assets using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Fund. The Disciplined Alpha Onshore Fund LP performance information in the bar chart and table has not been adjusted to reflect the Fund’s expenses. However, the Disciplined Alpha Onshore Fund LP was not a registered fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Disciplined Alpha Onshore Fund LP’s performance may have been lower.
After-tax returns cannot be calculated for periods before the Fund’s registration as a exchange-traded fund and they are, therefore, unavailable.

Calendar Year Total Returns

Percent (%)
40
30
20
10
0
-10
-20
-30
3.39
-2.37
13.13
4.90
5.13
-0.41
35.03
5.28
-21.45
2015
2016
2017
2018
2019
2020
2021
2022
2023

During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	12.29%	Q4 2021
Worst Quarter	-14.51%	Q1 2023

Average Annual Total Returns — As of December 31, 2023

	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Long-Short Equity ETF
Before Taxes	-21.45%	3.18%	N/A	3.81%	01/01/2015
After Taxes on Distributions	N/A	N/A	N/A	N/A
After Taxes on Distributions and Sale of Fund Shares	N/A	N/A	N/A	N/A
Comparative Indices (reflects no deduction for fees, expenses or taxes)
HFRX Equity Hedge Index^	6.90%	6.09%	N/A	3.04%
S&P 500 Index^^	26.29%	15.69%	N/A	11.85%
^
The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
^^
This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period. After tax returns cannot be calculated for periods before the predecessor fund’s

45

Fund Summary
Harbor Long-Short Equity ETF

registration as an exchange-traded fund and they are, therefore, unavailable.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Disciplined Alpha has subadvised the Fund since 2023.

Portfolio Manager
The  portfolio manager is primarily responsible for the day-to-day investment decision making for the Fund.
Kevin Shea, CFA Disciplined Alpha LLC
Mr. Shea is the Chief Executive Office and Portfolio Manager of Disciplined Alpha and has managed the Fund since 2023.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the
Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

46

Harbor Long-Term Growers ETF

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.57%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.57%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$58	$183	$318	$714

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
The Fund invests primarily in equity securities, principally common and preferred stocks, of U.S. companies that the Subadvisor believes to have above-average prospects for long-term growth. The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers.
The Subadvisor selects investments for the Fund using a proprietary combination of bottom-up, fundamental research and systematic portfolio construction, in order to build a portfolio of high-conviction stocks reflecting the views of the Subadvisor.
The Subadvisor’s fundamental, bottom-up research seeks to identify mid- and large-capitalization companies it believes will have magnitude and duration of growth that is above that of the public equity market, as determined by the Subadvisor. The research includes visits to companies and discussion with company management.
These companies typically possess a combination of the following characteristics:
■
Market-leading position in core business areas;
■
Disruptive business model;
■
Expected above average revenue, earnings, and cash flow growth over the next several years;
■
Strong cash flow generation and reinvestment;
■
Balance sheet strength;
■
Experienced management team, able to execute on the business opportunity; and
■
Appropriate valuations relative to the company’s long-term growth potential.
The Subadvisor then employs a systematic portfolio construction process that seeks to manage overall investment risk exposures and characteristics in order to maintain consistency with the Fund’s objective. The Subadvisor uses a portfolio optimization process designed to incorporate the Subadvisor’s fundamental growth insights, considering diversification and liquidity risk.
As part of its investment process, the Subadvisor considers environmental, social and governance (“ESG”) factors that it believes may have a material impact on an issuer and the value of its securities. As a result, the key ESG considerations may vary depending on the industry, sector, geographic region or other factors and the core business of each issuer.
The Fund may invest up to 20% of its total assets in the securities of foreign issuers, including issuers located or doing business in emerging markets.

47

Fund Summary
Harbor Long-Term Growers ETF

Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first six risks) include:
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Non-Diversification Risk: Because the Fund is non-diversified and may invest a greater percentage of its assets in securities of a single issuer, and/or invest in a relatively small number of issuers, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asst value. However, given that shares can be purchased and redeemed in Creation Units , and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Growth Style Risk: Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. Depositary receipts are subject to the risks associated with investing directly in foreign securities.
ESG Factors Risk: The consideration of ESG factors by the Subadvisor and/or Advisor, as applicable, could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor and/or Advisor, as applicable, in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Large Cap Risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Fund to underperform other equity funds that focus on small or mid cap stocks.

48

Fund Summary
Harbor Long-Term Growers ETF

Mid Cap Risk: The Fund’s performance may be more volatile because it invests primarily in mid cap stocks. Mid cap companies may have limited product lines, markets and financial resources. Securities of mid cap companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, mid cap stocks may fall out of favor relative to small or large cap stocks, which may cause the Fund to underperform other equity funds that focus on small or large cap stocks.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Sector Risk: Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor and/or Advisor, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor and/or Advisor, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and/or Advisor, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows the performance of the Fund for the period shown. The table shows how the Fund’s average annual total returns compare to a broad measure of market performance and an additional index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns

During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	18.72%	Q1 2023
Worst Quarter	-25.57%	Q2 2022

Average Annual Total Returns — As of December 31, 2023

	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Long-Term Growers ETF
Before Taxes	52.42%	N/A	N/A	3.66%	02/02/2022
After Taxes on Distributions	52.39%	N/A	N/A	3.64%
After Taxes on Distributions and Sale of Fund Shares	31.05%	N/A	N/A	2.79%
Comparative Indices (reflects no deduction for fees, expenses or taxes)
Russell 1000® Growth Index^	42.68%	N/A	N/A	4.62%
S&P 500 Index^^	26.29%	N/A	N/A	3.75%
^
The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
^^
This index represents a broad measure of market performance.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.

49

Fund Summary
Harbor Long-Term Growers ETF

Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Jennison Associates LLC (“Jennison”) has subadvised the Fund since 2022.

Portfolio Managers
The  portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Blair A. Boyer Jennison Associates LLC
Mr. Boyer is a Managing Director and the Co-Head of Large Cap Growth Equity of Jennison and has co-managed the Fund since 2022.
Natasha Kuhlkin, CFA Jennison Associates LLC
Ms. Kuhlkin is a Managing Director and a Large Cap Growth Equity Portfolio Manager of Jennison and has co-managed the Fund since 2022.
Kathleen A. McCarragher Jennison Associates LLC
Ms. McCarragher is a Director, Managing Director and the Head of Growth Equity of Jennison and has co-managed the Fund since 2022.
Jason T. McManus Jennison Associates LLC
Mr. McManus is a Managing Director, the Head of Custom Solutions, and a custom solutions portfolio manager of Jennison and has co-managed the Fund since 2022.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

50

Harbor Multi-Asset Explorer ETF

Fund Summary
Investment Objective
The Fund seeks to provide long-term total return while limiting downside risk.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses[1],[2]	0.00%
Acquired Fund Fees and Expenses[2]	0.22%
Total Annual Fund Operating Expenses	0.92%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
2 “Other Expenses” and “Acquired Fund Fees and Expenses” are estimated for the current fiscal year.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years
ETF	$94	$293

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. For the period from September 13, 2023 through October 31, 2023, the Fund’s portfolio turnover rate was 125%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
To seek to achieve the Fund’s investment objective, Harbor Capital Advisors Inc., the Fund’s investment adviser (the “Advisor”), allocates the Fund’s assets among various asset classes and market sectors based on its assessment of global economic and market conditions, primarily through investments in a diversified portfolio of exchange-traded funds, including other funds managed by the Advisor (“Underlying Funds”).
The Fund invests in Underlying Funds that provide exposure to one or more broad asset classes, such as equities, fixed income securities of any credit quality (including below-investment grade bonds, also known as high-yield bonds or “junk” bonds), real estate investment trusts, commodities, and cash and cash equivalents. The Fund invests, through Underlying Funds, in markets around the world, including both in developed and emerging markets. The Fund generally invests in Underlying Funds that seek to track indices, including those designed to provide exposure to particular sectors or industries (such as communication services, financials and/or technology) or style factors (such as growth, value, and/or low volatility). However, the Fund may invest in Underlying Funds that are actively managed. While the Fund generally invests through Underlying Funds, it may also invest directly in equity and fixed income securities and derivatives, such as futures and options, in limited circumstances where the Advisor believes that a particular exposure is better achieved through direct investments.
The Advisor’s broad-based approach to managing the Fund combines both systematic and discretionary research and analysis. In managing the Fund, the Advisor seeks to understand the economic and business cycle, and the risks and opportunities the current cycle presents using its proprietary multi-factor model that includes growth, liquidity, and inflation factors (the “model”). The model categorizes the business cycle into various regimes based primarily on the intersection of these three macro factors – growth, liquidity, and inflation – using a probabilistic approach to assess the future state of these factors. The Fund employs an asset allocation strategy driven by regime modeling, which seeks to capture upside during risk-friendly business cycle regimes and preserve capital in risk-averse regimes. The Fund utilizes a four-step process that involves: (1) regime identification; (2) return estimation; (3) portfolio construction; and (4) qualitative review.
Step 1 – Regime Identification. The Advisor utilizes the output of the systematic model to determine the prevailing business cycle regime. Within the model, growth factors are used to measure economic growth conditions; liquidity factors are used to measure the credit cycle; and inflation factors are used to measure the direction of trend inflation. The identification of the prevailing business cycle regime determines the risk parameters and general asset allocation for the Fund.
Step 2 – Return Estimation. The Advisor’s model systematically generates return estimates for a population of assets reflecting global equities, credit, core bonds, currencies, and commodities.
Step 3 – Portfolio Construction. The Advisor conducts various portfolio optimizations using estimates for risk, correlation and returns, targeting the portfolio risk parameters identified as described in step 1 and using the returns identified in step 2.
Step 4 – Qualitative Review of the Fund’s Portfolio. The Advisor adjusts portfolio positions to reflect discretionary analysis, including, but not limited to, valuation, sentiment, and sector fundamentals. The Fund’s portfolio managers balance the optimal portfolio identified solely based upon the systematic model against the opportunities identified through their discretionary analysis, subject

51

Fund Summary
Harbor Multi-Asset Explorer ETF

to controlled ranges for deviation from the optimized portfolio in terms of relative volatility and tracking error. (Tracking error is a measure of the risk in an investment portfolio that is due to active management decisions.) The Advisor is also permitted to make broader changes to the asset allocation suggested by the systematic model but expects to do so only in limited situations. The resulting portfolio is then implemented by the Advisor by investing the Fund’s assets primarily in Underlying Funds.
Because the Fund’s targeted risk is largely determined by the systematically identified regime, the Fund’s portfolio may at times be positioned defensively during risk-averse regimes. This may help the Fund’s portfolio to preserve capital during drawdowns. However, if assets such as equities and credit perform well during a risk-averse regime when the Fund’s portfolio is defensively positioned, the Fund’s portfolio may underperform relative to the broader market.
The Advisor may sell a holding if the Advisor’s outlook on an asset class or sector changes or the Advisor identifies what it believes to be a more attractive investment opportunity. The portfolio will generally be rebalanced on a monthly basis, although the Advisor reserves the right to rebalance the portfolio at other times in response to market conditions.
The Fund has wide flexibility in the relative weightings of asset classes and sectors and the Fund’s asset allocation can change significantly over time based on the Advisor’s outlook for the global economy and market conditions. The Fund may at times engage in active and frequent trading to achieve its principal investment strategies.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. The Fund’s share price fluctuates and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first five risks) include those set forth below. The following risks include the principal risks that the Fund is exposed to through its direct investments in securities and other instruments as well as through its investments in Underlying Funds:
ETF Risk: The Fund’s investment in shares of ETFs subjects it to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including premium/discount risk and authorized participant concentration/trading risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses.
Asset Allocation Risk: The Fund’s investment performance depends upon the successful allocation by the Advisor of the Fund’s assets among asset classes, geographical regions, sectors and specific investments. The Advisor’s judgment about the attractiveness, value and growth potential of a particular asset class, region, sector or investment may be incorrect and the Advisor’s selection of the Underlying Funds to implement its asset allocation decisions may not produce the desired results. The Advisor potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably.
Events such as war, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asst value. However, given that shares can be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Affiliated Fund Risk: The Advisor is subject to potential conflicts of interest in determining whether to invest in an underlying fund managed by the Advisor, and the Advisor may have an economic or other incentive to make or retain an investment in an affiliated fund in lieu of other investments that may also be appropriate for the Fund.
Commodity Risk: Commodity prices are generally affected by, among other factors, the cost of producing, transporting and storing commodities, changes in consumer or commercial demand for commodities, the hedging and trading strategies of producers and consumers of commodities, speculative trading in commodities by commodity pools and other market participants, disruptions in commodity supply, weather, political and other global events,

52

Fund Summary
Harbor Multi-Asset Explorer ETF

global economic factors and government intervention in or regulation of the commodity or commodity futures markets. The prices of individual commodities may be volatile and the values of commodity-related ETFs and derivatives may be highly sensitive to the price of those commodities. To the extent the Fund has exposure to a single commodity (such as gold), it will be more susceptible to the risks associated with that particular commodity.
Credit Risk: The issuer or guarantor of a security owned by the Fund could default on its obligation to pay principal or interest or its credit rating could be downgraded. Likewise, a counterparty to a derivative or other contractual instrument owned by the Fund could default on its obligation. This risk may be higher for below investment-grade securities.
Derivatives Risk: The value of derivative instruments held by the Fund may not change in the manner expected by the Subadvisor and/or Advisor, as applicable, which could result in disproportionately large losses to the Fund. Derivatives may also be more volatile than other instruments and may create a risk of loss greater than the amount invested. In addition, certain derivatives may be difficult to value and may be illiquid.
Emerging Market Risk: Because the Fund may invest in securities of emerging market issuers, an investment in the Fund may be subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Fixed Income Security Risk: Fixed income securities fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
High Portfolio Turnover Risk: Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may lead to the realization and distribution to shareholders of higher capital gains, which may increase a shareholder’s tax liability.
High-Yield Risk: There is a greater risk that the Fund will lose money because it invests primarily in below investment-grade fixed income securities and unrated securities of similar credit quality (commonly referred to as “high-yield” or “junk” bonds). These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Mortgage- and Asset-Backed Securities Risk: Mortgage and other asset-backed securities in the Fund’s portfolio may have especially volatile prices because the embedded leverage can magnify the impact of the extension or contraction event on the underlying cash flow. Mortgage-related securities are also subject to prepayment and extension risks.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Quantitative Analysis Risk: There are limitations inherent in every quantitative model. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, historical trends in data may not be predictive going forward. The strategies and techniques employed in a quantitative model cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact their performance. The effectiveness of the given strategy or technique may deteriorate in an unpredictable fashion for any number of reasons including, but not limited to,

53

Fund Summary
Harbor Multi-Asset Explorer ETF

an increase in the amount of assets managed or the use of similar strategies or techniques by other market participants and/or market dynamic shifts over time. In addition, factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. Any model may contain flaws the existence and effect of which may be discovered only after the fact or not at all. There can be no assurances that the strategies pursued or the techniques implemented in the quantitative model will be profitable, and various market conditions may be materially less favorable to certain strategies than others. Even in the absence of flaws, a model may not perform as anticipated.
REIT Risk: Investing in REITs will subject the Fund to additional risks.  The REITs in which the Fund invests may decline in value as a result of factors affecting the real estate sector, such as changes in real estate values, changes in property taxes and government regulation affecting zoning, land use and rents, changes in interest rates, changes in the cash flow of underlying real estate assets, levels of occupancy, and market conditions, as well as the management skill and creditworthiness of the issuer.  Investments in REITs are also subject to additional risks, including the risk that REITs are unable to generate cash flow to make distributions to unitholders and fail to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended.
Sector Risk: To the extent that the Fund has significant exposure to a particular sector or commodity, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or commodity will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or commodities.
Small Cap Risk: The Fund’s performance may be more volatile because it invests primarily in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small cap stocks may fall out of favor relative to mid or large cap stocks, which may cause the Fund to underperform other equity funds that focus on mid or large cap stocks.
U.S. Government Securities Risk: Securities issued or guaranteed by U.S. government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. government. As a result, no assurance can be given that the U.S. government will provide financial support to these securities or issuers (such as securities issued by the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation). Although certain government securities are backed by the full faith and credit of the U.S. government (such as securities issued by the Government National Mortgage Association), circumstances could arise that would delay or prevent the payment of interest or principal. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future and, in these circumstances, the Fund’s returns may be adversely affected.
Performance
Because the Fund is newly organized and does not yet have a complete calendar year of performance history, the bar chart and total return tables are not provided. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain performance information, please visit the Fund’s website at harborcapital.com or call 800-422-1050.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Portfolio Managers
The  portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Jason M. Alonzo, Managing Director and Portfolio Manager at Harbor Capital Advisors, Inc., has managed the Fund since 2023.
Spenser P. Lerner, CFA, Head of Multi-Asset Solutions, Managing Director and Portfolio Manager of Harbor Capital Advisors, Inc., has managed the Fund since 2023.
Justin Menne, Portfolio Manager at Harbor Capital Advisors, Inc., has managed the Fund since 2023.
Jonathan G. Poynter, PhD, Portfolio Manager at Harbor Capital Advisors, Inc., has managed the Fund since 2023.
Jake Schurmeier, Portfolio Manager at Harbor Capital Advisors, Inc., has managed the Fund since 2023.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

54

Harbor Scientific Alpha High-Yield ETF

Fund Summary
Investment Objective
The Fund seeks total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.48%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.48%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$49	$154	$269	$604

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a portfolio of below investment-grade corporate bonds, commonly referred to as “high yield” or “junk” bonds, or unrated securities that BlueCove Limited (the “Subadvisor”) considers to be of an equivalent credit quality, which may be represented by derivative instruments, including futures and swaps. The Subadvisor determines whether a bond is rated below investment grade using a composite rating calculated by assigning a numerical value to those ratings of Moody’s, S&P and Fitch which are available for the bond and averaging those amounts to determine the rating. The Fund invests primarily in U.S. dollar denominated securities, including those of foreign issuers. Derivative instruments in which the Fund may invest include credit-default swaps and U.S. Treasury futures. The Fund may also invest in exchange-traded funds to manage aggregate portfolio exposures.
The Subadvisor defines scientific alpha as the investment returns generated from following a structured investment process based on the testing of investment hypotheses using historical data. The Subadvisor’s portfolio management team retains discretion with respect to all investment decisions.
The Subadvisor’s investment process utilizes proprietary quantitative models to produce investment recommendations. The Subadvisor generates proprietary insights based on its experience and reasoned intuition to form an investment hypothesis. Using historical market data, the Subadvisor back-tests each investment hypothesis to determine whether actual observations appear consistent with the hypothesis over time. The Subadvisor’s back-testing process involves the development of research parameters, internal peer review, and consideration of a wide range of analyses. Insights are weighted in the Subadvisor’s models according to their deemed strength in predicting returns, as determined by the Subadvisor through this testing process. In managing the Fund, the Subadvisor will rely on insights that seek to target idiosyncratic company and security specific risk, which form the basis of security selection decisions and assess metrics such as company strength, company outlook, and credit spreads. In addition, the Fund will rely on the Subadvisor’s market timing insights which the Subadvisor uses to form a view on the attractiveness of credit and interest rate markets and assess metrics such as market expectations for growth and credit default rates. The Subadvisor’s models consider data from multiple sources, including issuer-specific and macroeconomic information such as company cash flow, default risk, and earnings expectations.
As part of its investment process with respect to each portfolio investment, the Subadvisor considers environmental, social and governance (“ESG”) factors that it believes may have a material impact on an issuer and the value of its securities. As a result, the key ESG considerations may vary depending on the industry, sector, geographic region or other factors and the core business of each issuer.
The Subadvisor expects that the majority of the Fund’s total returns will be generated from security selection of high yield bonds. Positions are sized based on an optimization which aims to effectively translate the insights gleaned from the Subadvisor’s proprietary models into portfolio positions. The Subadvisor’s optimization process seeks to maximize total returns while minimizing expected risk and transaction costs. The Subadvisor measures risk at the portfolio level and on each instrument. Furthermore, concentration risk is minimized by capping exposures based on internal limits for single issuer and single issue positions.

55

Fund Summary
Harbor Scientific Alpha High-Yield ETF

The Subadvisor conducts performance measurement and risk analysis to seek to validate the accuracy of the investment process with the aim of achieving continuous improvement over time. The Subadvisor may engage in frequent trading in the Fund to achieve its principal investment strategies.
Duration/Maturity: Although duration may be one of the characteristics considered in security selection, the Fund does not focus on bonds with any particular duration or maturity and does not seek to maintain the maturity of the Fund’s portfolio in any particular range.
Credit Quality: The Fund invests primarily in below investment-grade debt securities, commonly referred to as “high yield” or “junk” bonds, but may invest in other fixed income instruments. As such, the Fund’s weighted average portfolio quality varies from time to time, depending on the level of assets allocated to such securities. The Subadvisor does not seek to actively invest in defaulted securities.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Fixed income securities fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks impacting the Fund (in alphabetical order after the first six risks) include:
High-Yield Risk: There is a greater risk that the Fund will lose money because it invests primarily in below investment-grade fixed income securities and unrated securities of similar credit quality (commonly referred to as “high-yield” or “junk” bonds). These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.
Quantitative Analysis Risk: There are limitations inherent in every quantitative model. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, historical trends in data may not be predictive going forward. The strategies and techniques employed in a quantitative model cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact their performance. The effectiveness of the given strategy or technique may deteriorate in an unpredictable fashion for any number of reasons including, but not limited to, an increase in the amount of assets managed or the use of similar strategies or techniques by other market participants and/or market dynamic shifts over time. In addition, factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. Any model may contain flaws the existence and effect of which may be discovered only after the fact or not at all. There can be no assurances that the strategies pursued or the techniques implemented in the quantitative model will be profitable, and various market conditions may be materially less favorable to certain strategies than others. Even in the absence of flaws, a model may not perform as anticipated.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asst value. However, given that shares can be purchased and redeemed in Creation Units , and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Inflation Risk: As inflation rises, the value of assets of or income, from the Fund’s investments may be worth less, as inflation decreases the value of payments at future dates. As a result, the real value of the Fund’s portfolio could decline.
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result

56

Fund Summary
Harbor Scientific Alpha High-Yield ETF

in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Credit Risk: The issuer or guarantor of a security owned by the Fund could default on its obligation to pay principal or interest or its credit rating could be downgraded. Likewise, a counterparty to a derivative or other contractual instrument owned by the Fund could default on its obligation. This risk may be higher for below investment-grade securities.
Derivatives Risk: The value of derivative instruments held by the Fund may not change in the manner expected by the Subadvisor and/or Advisor, as applicable, which could result in disproportionately large losses to the Fund. Derivatives may also be more volatile than other instruments and may create a risk of loss greater than the amount invested. In addition, certain derivatives may be difficult to value and may be illiquid.
ESG Factors Risk: The consideration of ESG factors by the Subadvisor and/or Advisor, as applicable, could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor and/or Advisor, as applicable, in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
ETF Risk: The Fund’s investment in shares of ETFs subjects it to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.
Extension Risk: When interest rates are rising, certain callable fixed income securities may be extended because of slower than expected principal payments. This would lock in a below-market interest rate, increase the security’s duration and reduce the value of the security.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
High Portfolio Turnover Risk: Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may lead to the realization and distribution to shareholders of higher capital gains, which may increase a shareholder’s tax liability.
Interest Rate Risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates and are usually more volatile than securities with shorter durations. For example, a 5 year average duration generally means the price of a fixed income security will decrease in value by 5% if interest rates rise by 1%. Rising interest rates may lead to increased redemptions, increased volatility and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its fixed income securities when the Subadvisor may wish to sell or must sell to meet redemptions. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns or minimize the volatility of the Fund’s net asset value per share. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Liquidity Risk: A particular investment may be difficult to purchase or sell and the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Valuation of investments may be difficult, particularly during periods of market volatility or reduced liquidity and for investments that trade infrequently or irregularly. In these circumstances, among others, an investment may be valued using fair value methodologies that are inherently subjective and reflect good faith judgments based on available information.
Prepayment Risk: When interest rates are declining, the issuer of a fixed income security, including a pass-through security such as a mortgage-backed or an asset-backed security, may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor and/or Advisor, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor and/or Advisor, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and/or Advisor, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
U.S. Government Securities Risk: Securities issued or guaranteed by U.S. government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. government. As a result, no assurance can be given that the U.S. government will provide financial support to these securities or issuers (such as securities issued by the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation). Although certain government securities are backed by the full faith and credit of the U.S. government (such as securities issued by the Government National Mortgage Association), circumstances could arise that would delay or prevent the payment of interest or principal. It is possible that issuers of U.S. government securities will not have

57

Fund Summary
Harbor Scientific Alpha High-Yield ETF

the funds to meet their payment obligations in the future and, in these circumstances, the Fund’s returns may be adversely affected.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns compare to a broad measure of market performance and an additional index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns

20
15
10
5
0
-5
-10
Percent (%)
13.68
-7.89
2022
2023

During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	7.83%	Q4 2023
Worst Quarter	-8.48%	Q2 2022
Average Annual Total Returns — As of December 31, 2023

	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Scientific Alpha High-Yield ETF
Before Taxes	13.68%	N/A	N/A	2.03%	09/14/2021
After Taxes on Distributions	10.34%	N/A	N/A	-0.60%
After Taxes on Distributions and Sale of Fund Shares	7.96%	N/A	N/A	0.37%
Comparative Indices (reflects no deduction for fees, expenses or taxes)
ICE BofA U.S. High Yield (H0A0)^	13.46%	N/A	N/A	0.42%
Bloomberg U.S. Aggregate Bond Index^^	5.53%	N/A	N/A	-4.16%
^
The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
^^
This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
BlueCove Limited (“BlueCove”) has subadvised the Fund since 2021.

Portfolio Managers
BlueCove employs a team approach in which a number of portfolio management individuals will be involved in the day-to-day investment decision making of the Fund. Mr. Brodsky, Mr. Harper, Mr. Thomas and Mr. Flannery are jointly responsible for managing the Fund.

58

Fund Summary
Harbor Scientific Alpha High-Yield ETF

Benjamin Brodsky, CFA BlueCove Limited
Mr. Brodsky is Chief Investment Officer of BlueCove and has managed the Fund since 2021.
Michael Harper, CFA BlueCove Limited
Mr. Harper is Head of Portfolio Management of BlueCove and has managed the Fund since 2021.
Benoy Thomas, CFA BlueCove Limited
Mr. Thomas is Head of Credit of BlueCove and has managed the Fund since 2021.
Garth Flannery, CFA BlueCove Limited
Mr. Flannery is Head of Asset Allocation of BlueCove and has managed the Fund since 2021.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

59

Harbor Scientific Alpha Income ETF

Fund Summary
Investment Objective
The Fund seeks income and total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.50%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$51	$160	$280	$628

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
The Fund invests primarily in fixed income instruments, including fixed income derivative instruments such as credit default swaps and U.S. Treasury futures. The Fund may invest in exchange-traded funds to manage aggregate portfolio exposures. The Fund may also invest in the securities of foreign issuers, including emerging market bonds. The Fund may invest a majority of its assets in below investment-grade corporate bonds, commonly referred to as “high yield” or “junk” bonds, or unrated securities that BlueCove Limited (the “Subadvisor”) considers to be of an equivalent credit quality. The Subadvisor determines whether a bond is rated below investment grade using a composite rating calculated by assigning a numerical value to those ratings of Moody’s, S&P and Fitch which are available for the bond and averaging those amounts to determine the rating.
The Subadvisor defines scientific alpha as the investment returns generated from following a structured investment process based on the testing of investment hypotheses using historical data. The Subadvisor’s portfolio management team retains discretion with respect to all investment decisions.
The Subadvisor’s investment process utilizes proprietary quantitative models to produce investment recommendations. The Subadvisor generates proprietary insights based on its experience and reasoned intuition to form an investment hypothesis. Using historical market data, the Subadvisor back-tests each investment hypothesis to determine whether actual observations appear consistent with the hypothesis over time. The Subadvisor’s back-testing process involves the development of research parameters, internal peer review, and consideration of a wide range of analyses. Insights are weighted in the Subadvisor’s models according to their deemed strength in predicting returns, as determined by the Subadvisor through this testing process. In managing the Fund, the Subadvisor will rely on market timing insights, which form the basis of asset allocation decisions between corporate credit and interest rate markets and assess metrics such as market expectations for growth and credit default rates. In addition, the Fund will rely on the Subadvisor’s insights that seek to target idiosyncratic company and security specific risk by assessing metrics such as company strength, company outlook, and credit spreads. The Subadvisor’s models consider data from multiple sources, including macroeconomic and issuer-specific information such as default rates, risk appetite, and earnings expectations.
As part of its investment process with respect to each portfolio investment, the Subadvisor considers environmental, social and governance (“ESG”) factors that it believes may have a material impact on an issuer and the value of its securities. As a result, the key ESG considerations may vary depending on the industry, sector, geographic region or other factors and the core business of each issuer.
The Subadvisor expects that the majority of the Fund’s total returns will be generated from coupon income and from asset allocation decisions. Positions are sized based on an optimization which aims to effectively translate the insights gleaned from the Subadvisor’s proprietary models into portfolio positions. The Subadvisor’s optimization process seeks to maximize total returns while minimizing expected risk and transaction costs with an aim to manage volatility and drawdown risks. The Subadvisor measures risk at the portfolio level, asset-class level and on each instrument. Furthermore, concentration risk is minimized by capping the exposure based on internal limits for a single issuer and single issue positions, as well as internal limits on the maximum high yield exposure in the Fund. The Subadvisor conducts performance

60

Fund Summary
Harbor Scientific Alpha Income ETF

measurement and risk analysis to seek to validate the accuracy of the investment process through both insight and decision attribution, with the aim of achieving continuous improvement over time. The Subadvisor may engage in frequent trading in the Fund to achieve its principal investment strategies.
Duration/Maturity: Duration is one of the characteristics that may be considered in the investment process. The Fund does not focus on bonds with any particular duration or maturity and does not seek to maintain the maturity of the Fund’s portfolio in any particular range.
Credit Quality: Under normal market conditions, the Fund may invest the majority of its assets in below investment-grade debt securities, commonly referred to as “high yield” or “junk” bonds, in addition to investment-grade securities. As such, the Fund’s weighted average portfolio quality varies from time to time, depending on the level of assets allocated to such securities. The Subadvisor does not seek to actively invest in defaulted securities.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Fixed income securities fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks impacting the Fund (in alphabetical order after the first five risks) include:
Quantitative Analysis Risk: There are limitations inherent in every quantitative model. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, historical trends in data may not be predictive going forward. The strategies and techniques employed in a quantitative model cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact their performance. The effectiveness of the given strategy or technique may deteriorate in an unpredictable fashion for any number of reasons including, but not limited to, an increase in the amount of assets managed or the use of similar strategies or techniques by other market participants and/or market dynamic shifts over time. In addition, factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. Any model may contain flaws the existence and effect of which may be discovered only after the fact or not at all. There can be no assurances that the strategies pursued or the techniques implemented in the quantitative model will be profitable, and various market conditions may be materially less favorable to certain strategies than others. Even in the absence of flaws, a model may not perform as anticipated.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asst value. However, given that shares can be purchased and redeemed in Creation Units , and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Inflation Risk: As inflation rises, the value of assets of or income, from the Fund’s investments may be worth less, as inflation decreases the value of payments at future dates. As a result, the real value of the Fund’s portfolio could decline.
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Credit Risk: The issuer or guarantor of a security owned by the Fund could default on its obligation to pay principal or interest or its credit rating could be downgraded. Likewise, a counterparty to a derivative or other contractual instrument owned by the Fund

61

Fund Summary
Harbor Scientific Alpha Income ETF

could default on its obligation. This risk may be higher for below investment-grade securities.
Derivatives Risk: The value of derivative instruments held by the Fund may not change in the manner expected by the Subadvisor and/or Advisor, as applicable, which could result in disproportionately large losses to the Fund. Derivatives may also be more volatile than other instruments and may create a risk of loss greater than the amount invested. In addition, certain derivatives may be difficult to value and may be illiquid.
Emerging Market Risk: Because the Fund may invest in securities of emerging market issuers, an investment in the Fund may be subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
ESG Factors Risk: The consideration of ESG factors by the Subadvisor and/or Advisor, as applicable, could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor and/or Advisor, as applicable, in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
ETF Risk: The Fund’s investment in shares of ETFs subjects it to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.
Extension Risk: When interest rates are rising, certain callable fixed income securities may be extended because of slower than expected principal payments. This would lock in a below-market interest rate, increase the security’s duration and reduce the value of the security.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
High Portfolio Turnover Risk: Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may lead to the realization and distribution to shareholders of higher capital gains, which may increase a shareholder’s tax liability.
High-Yield Risk: There is a greater risk that the Fund will lose money because it invests primarily in below investment-grade fixed income securities and unrated securities of similar credit quality (commonly referred to as “high-yield” or “junk” bonds). These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.
Interest Rate Risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates and are usually more volatile than securities with shorter durations. For example, a 5 year average duration generally means the price of a fixed income security will decrease in value by 5% if interest rates rise by 1%. Rising interest rates may lead to increased redemptions, increased volatility and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its fixed income securities when the Subadvisor may wish to sell or must sell to meet redemptions. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns or minimize the volatility of the Fund’s net asset value per share. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Liquidity Risk: The market for high-yield bonds is less liquid than the market for investment-grade bonds. The Fund may at times have greater difficulty buying or selling specific high-yield bonds

62

Fund Summary
Harbor Scientific Alpha Income ETF

at prices the Subadvisor believes are reasonable, which would be adverse to the Fund. Valuation of investments may be difficult, particularly during periods of market volatility or reduced liquidity and for investments that trade infrequently or irregularly. In these circumstances, among others, an investment may be valued using fair value methodologies that are inherently subjective and reflect good faith judgments based on available information.
Prepayment Risk: When interest rates are declining, the issuer of a fixed income security, including a pass-through security such as a mortgage-backed or an asset-backed security, may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor and/or Advisor, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor and/or Advisor, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and/or Advisor, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
U.S. Government Securities Risk: Securities issued or guaranteed by U.S. government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. government. As a result, no assurance can be given that the U.S. government will provide financial support to these securities or issuers (such as securities issued by the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation). Although certain government securities are backed by the full faith and credit of the U.S. government (such as securities issued by the Government National Mortgage Association), circumstances could arise that would delay or prevent the payment of interest or principal. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future and, in these circumstances, the Fund’s returns may be adversely affected.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns compare to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns

15
10
5
0
-5
-10
-15
Percent (%)
9.51
-10.85
2022
2023

During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	6.77%	Q4 2023
Worst Quarter	-6.63%	Q1 2022

Average Annual Total Returns — As of December 31, 2023

	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Scientific Alpha Income ETF
Before Taxes	9.51%	N/A	N/A	-1.53%	09/14/2021
After Taxes on Distributions	6.95%	N/A	N/A	-3.34%
After Taxes on Distributions and Sale of Fund Shares	5.56%	N/A	N/A	-1.95%
Comparative Index (reflects no deduction for fees, expenses or taxes)
Bloomberg U.S. Aggregate Bond Index	5.53%	N/A	N/A	-4.16%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.

63

Fund Summary
Harbor Scientific Alpha Income ETF

Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
BlueCove Limited (“BlueCove”) has subadvised the Fund since 2021.

Portfolio Managers
BlueCove employs a team approach in which a number of portfolio management individuals will be involved in the day-to-day investment decision making of the Fund. Mr. Brodsky, Mr. Harper, Mr. Flannery and Mr. Thomas are jointly responsible for managing the Fund.
Benjamin Brodsky, CFA BlueCove Limited
Mr. Brodsky is Chief Investment Officer of BlueCove and has managed the Fund since 2021.
Michael Harper, CFA BlueCove Limited
Mr. Harper is Head of Portfolio Management of BlueCove and has managed the Fund since 2021.
Garth Flannery, CFA BlueCove Limited
Mr. Flannery is Head of Asset Allocation of BlueCove and has managed the Fund since 2021.
Benoy Thomas, CFA BlueCove Limited
Mr. Thomas is Head of Credit of BlueCove and has managed the Fund since 2021.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

64

Additional Information about the Funds' Investments

Investment Objective
Harbor ETF Trust’s Board of Trustees (the “Board of Trustees”) may change a Fund’s investment objective without shareholder approval.

Investment Policies
The 80% investment policy of Harbor Dividend Growth Leaders ETF, Harbor Energy Transition Strategy ETF, Harbor Health Care ETF, Harbor Human Capital Factor Unconstrained ETF (formerly, Harbor Corporate Culture Leaders ETF), Harbor Human Capital Factor US Large Cap ETF (formerly, Harbor Corporate Culture ETF), Harbor Human Capital Factor US Small Cap ETF (formerly, Harbor Corporate Culture Small Cap ETF), Harbor Long-Short Equity ETF and Harbor Scientific Alpha High-Yield ETF may be changed by the Fund upon 60 days’ advance notice to shareholders. For purposes of the Harbor Health Care ETF’s 80% investment policy, the Fund considers an issuer to be “principally engaged in the research, development, production, or distribution of products and services related to the health care industry” if it derives greater than 50% of its revenues from within the health care industry or, for issuers that have yet to generate revenue, the issuer’s research and development and products/services target or operate within the health care industry as defined by a third party.

Indexing and Index Description
INDEXING
Each of Harbor Commodity All-Weather Strategy ETF, Harbor Energy Transition Strategy ETF, Harbor Human Capital Factor Unconstrained ETF (formerly, Harbor Corporate Culture Leaders ETF), Harbor Human Capital Factor US Large Cap ETF (formerly, Harbor Corporate Culture ETF), and Harbor Human Capital Factor US Small Cap ETF (formerly, Harbor Corporate Culture Small Cap ETF) utilizes indexing. Indexing is an investment strategy for tracking the performance of a specified index. An index is a group of securities or other financial instruments that represents and measures the performance of a particular market. Indexes can represent entire markets or market segments. Investors cannot invest directly in an index. Index funds hold securities or other financial instruments that are representative of an entire index, so that the performance rises and falls alongside that index.
The applicable Index Provider is responsible for determining the composition of the index, including the securities or other financial instruments held and their relative weightings. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the index or its related data. The Index Provider may make errors from time to time, which may not be identified by the Index Provider for a period of time or at all. The gains, losses or costs associated with the Index Provider’s errors will generally be borne by the index fund and its shareholders.
An index fund seeks to hold all, or a representative sample, of the securities or other financial instruments that comprise or otherwise track its target index and attempts to mirror the target index’s performance, for better or worse. However, an index fund generally does not perform exactly like its target index. An index fund’s operating expenses and transaction costs will impact the performance of an index fund relative to its target index. The timing and size of cash flows, the size of the fund and other factors may also impact the ability of an index fund to match its performance to that of its target index.
INDEX REPLICATION STRATEGY
Although Harbor Human Capital Factor US Large Cap ETF, Harbor Human Capital Factor Unconstrained ETF and Harbor Human Capital Factor US Small Cap ETF generally will use a replication strategy, meaning that each Fund generally holds each security found in the applicable target index (the “Index”) in approximately the same proportion as represented in the Index itself, each Fund may utilize a representative sampling strategy with respect to the Index when it might not be possible or practicable to purchase all of the securities of the Index in approximately the same proportions as in the Index. For example, this might occur when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to replicate the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to a Fund but not the Index. A fund using a replication strategy can be expected to have greater correlation to the index than one using a representative sampling strategy.
Each Fund’s use of representative sampling may result in it holding a smaller number of securities than are in the Index. As a result, an adverse development with respect to an issuer of a security held by a Fund could result in a greater decline in net asset value than would be the case if the Fund held all the securities of the Index. Conversely, a positive development relating to an issuer of a security in the Index that is not held by a Fund could cause the Fund to underperform the Index. To the extent the assets in a Fund are smaller, these risks will be greater. A representative sampling strategy may increase a Fund’s susceptibility to Index Tracking Risk.
Each Fund may also, in order to comply with the tax diversification requirements of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), temporarily invest in securities not included in the Index that are expected to be highly correlated with the securities included in the Index.
Each Fund reserves the right to substitute a different index for the Index if the Index is discontinued, if the Advisor’s agreement with the Index Provider is terminated, or for any other reason determined in good faith by the Board of Trustees.

65

Additional Information about the Funds' Investments

The CIBC Human Capital Index
The CIBC Human Capital Index, created by the Canadian Imperial Bank of Commerce (“CIBC”), is a thematic index based on a quantitative measurement of a company’s human capital. The Index is comprised primarily of a modified market capitalization-weighted portfolio of equity securities of U.S. companies identified by a proprietary scoring methodology developed by Irrational Capital, which seeks to identify companies with strong corporate culture. CIBC, Irrational Capital and the Advisor are not affiliated with one another.
CIBC constructs the Index utilizing a rules-based methodology summarized below.
■
Index Universe: The eligible “index universe” consists of all constituents of the Solactive GBS United States 500 Index. Only common stocks and ADRs that are traded on public exchanges in the United States are eligible to be included in the Index. Shares of certain issuers may be excluded from the index universe based on impending corporate actions or certain other events anticipated to have a material impact on the shares.
■
Index Construction Process: Prior to rescreening dates, the calculation agent will receive a list of top scoring firms from Irrational Capital. Any firm on that list that is also in the index universe will be included in the Index. The Index targets the same sector weights across eleven sectors (communication services, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate and utilities) as the index universe at each reconstitution. The Index typically includes approximately 150 companies.
■
On reconstitution dates, Index constituents within each sector are weighted based on their float-adjusted (meaning only counting shares that are available for public trading) market capitalization. Individual stock weights are subject to certain caps. After applying the capping rules, if a sector’s weight becomes less than its weight in the index universe, a sector proxy will be used to fill in the remaining weight to ensure sector neutrality. The sector proxies consist of exchange-traded funds that invest specifically in the stocks and securities of the corresponding sector (known as sector ETFs).
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The Index is normally reconstituted annually. CIBC may carry out additional ad hoc index rebalances or delay or cancel a scheduled reconstitution of the Index or the implementation of certain rules at its sole discretion. In general, the addition or removal of securities will occur on the reconstitution dates, and no changes will be made to the Index between reconstitution dates.
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The process Irrational Capital uses to score companies is designed to translate non-financial information into metrics that offer insight into financial performance, i.e., quantifying the impact of corporate culture and employee motivation. This involves the following steps:
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Irrational Capital’s proprietary company scoring methodology is derived from assessments of intrinsic motivation (i.e., appreciation, pride, motivation, sense of caring, sense of purpose) and to a lesser degree, measurements of extrinsic employee motivation such as compensation. Public and non-public data is aggregated, synthesized, and used to score publicly traded companies.
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Proprietary, mathematical modeling and various data science techniques are used to bring approximately 30 underlying human capital characteristics into the final score. The combination of the characteristics is determined based on research into the relationship between those characteristics and value creation at a company. Irrational Capital reduces the dimensions into a single representative score for each company.
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The same model is used across all sectors and industries. Companies with higher scores signal better human capital performance of a company. Irrational Capital calculates scores annually.
CIBC has licensed the Index to the Advisor. Harbor Human Capital Factor US Large Cap ETF is entitled to use the Index pursuant to a sub-licensing arrangement with the Advisor at no charge to the Fund. The Fund does not pay the Advisor for the use of the Index and all licensing costs associated with the Index are paid by the Advisor.
Solactive AG (“Solactive”) calculates, publishes and distributes the Index. Neither the Fund nor Harbor Capital provides any warranty or guarantee against errors made by CIBC in constructing the Index or Solactive in calculating the Index. Information regarding the Index is available at http://www.solactive.com.
The Human Capital Factor Unconstrained Index
The Human Capital Factor Unconstrained Index, created by Irrational Capital, is a thematic index based on a quantitative measurement of companies’ human capital. Under normal circumstances, the Index contains approximately 70 to 100 companies with high Human Capital Factor scores, as determined by a proprietary scoring methodology developed by Irrational Capital. Irrational Capital is not affiliated with the Advisor.
Irrational Capital constructs the Index utilizing a rules-based methodology summarized below.
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Index Universe: The eligible “Index Universe” consists of all constituents of the Solactive GBS United States 1000 Index with a minimum market capitalization of $1 billion. Only common stocks and ADRs that are traded on public exchanges in the United States are eligible to be included in the Index. Shares of certain issuers may be excluded from the Index Universe based on impending corporate actions or

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certain other events anticipated to have a material impact on the shares. In addition, shares of companies for which Irrational Capital is unable to calculate a Human Capital Factor score are omitted from the Index.
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Index Construction Process: The Index construction process is designed to translate non-financial information into metrics that offer insight into financial performance, i.e., quantifying the impact of corporate culture and employee motivation. This involves the following steps:
Irrational Capital uses public and non-public data to calculate its Human Capital Factor score. Irrational Capital’s proprietary company scoring methodology is derived from assessments of intrinsic motivation (i.e., appreciation, pride, motivation, sense of caring, sense of purpose) and to a lesser degree, measurements of extrinsic employee motivation such as compensation. The data is aggregated, synthesized, and used to score publicly traded companies.
Proprietary, mathematical modeling and various data science techniques are used to bring approximately 30 underlying Human Capital Factor characteristics into the final Human Capital Factor score. The combination of the characteristics is determined based on research into the relationship between those characteristics and value creation at a company. Irrational Capital reduces the dimensions into a single representative score for each company (the Human Capital Factor score).
Companies are scored by their Human Capital Factor performance. The same model is used across all sectors and industries. Companies with higher scores signal better human capital performance of a company.
The Index is composed of the 70 to 100 companies with the highest Human Capital Factor scores. The total number of companies is determined in accordance with certain industry concentration limitations.
The securities in the Index are equally weighted at the time of reconstitution and rebalancing.
Irrational Capital calculates Human Capital Factor scores annually. Under normal circumstances, the Index is reconstituted annually and rebalanced quarterly. Irrational Capital may carry out additional ad hoc index rebalances or delay or cancel a scheduled rebalancing or reconstitution of the Index or the implementation of certain rules at its sole discretion. In general, the addition or removal of securities will occur on the rebalancing dates, and no changes will be made to the Index between rebalancing dates.
Irrational Capital has licensed the Index to the Advisor. Harbor Human Capital Factor Unconstrained ETF is entitled to use the Index pursuant to a sub-licensing arrangement with the Advisor at no charge to the Fund. Harbor Human Capital Factor Unconstrained ETF does not pay the Advisor for the use of the Index and all licensing costs associated with the Index are paid by the Advisor.
The Advisor has entered into an agreement with Solactive AG (“Solactive”) to calculate, publish and distribute the Index. The Fund is not sponsored, promoted, sold or supported in any other manner by Solactive nor does Solactive offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or its trademark or price at any time or in any other respect. Solactive uses its best efforts to ensure that the Index is calculated correctly. Solactive has no obligation to point out errors in the Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Index by Solactive nor the licensing of the Index or its trademark for the purpose of use in connection with the Fund constitutes a recommendation by Solactive to invest capital in the Fund nor does it in any way represent an assurance or opinion of Solactive with regard to any investment in the Fund. Solactive is not affiliated with the Advisor. Neither the Fund nor Harbor Capital provides any warranty or guarantee against errors made by Irrational Capital in constructing the Index or Solactive in calculating the Index. Information regarding the Index is available at http://www.solactive.com.
The Human Capital Factor Small Cap Index
The Human Capital Factor Small Cap Index, created by the Canadian Imperial Bank of Commerce, is a thematic index based on a quantitative measurement of a company’s human capital. The Index is comprised primarily of a modified market capitalization-weighted portfolio of equity securities of U.S. companies identified by a proprietary scoring methodology developed by Irrational Capital, which seeks to identify companies with strong corporate culture. The Index Provider, Irrational Capital and the Advisor are not affiliated with one another.
The Index Provider constructs the Index utilizing a rules-based methodology summarized below.
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Index Universe: The eligible “index universe” consists of all constituents of the Solactive GBS United States 2000 Index. Only common stocks and ADRs that are traded on public exchanges in the United States are eligible to be included in the Index. Shares of certain issuers may be excluded from the index universe based on impending corporate actions or certain other events anticipated to have a material impact on the shares.
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Index Construction Process: Prior to rescreening dates, the calculation agent will receive a list of top scoring firms in the index universe from Irrational Capital. The top-scoring firms on that list will be included in the Index. The Index targets the same sector weights across eleven sectors (communication

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services, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate and utilities) as the index universe at each reconstitution. The Index typically includes approximately 200 companies.
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On reconstitution dates, Index constituents within each sector are weighted based on their float-adjusted (meaning only counting shares that are available for public trading) market capitalization. Individual stock weights are subject to certain caps. After applying the capping rules, if a sector’s weight becomes less than its weight in the index universe, a sector proxy will be used to fill in the remaining weight to ensure sector neutrality. The sector proxies consist of exchange-traded funds that invest specifically in the small cap stocks and securities of the corresponding sector (known as sector ETFs).
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The Index is normally reconstituted annually. The Index Provider may carry out additional ad hoc index rebalances or delay or cancel a scheduled reconstitution of the Index or the implementation of certain rules at its sole discretion. In general, the addition or removal of securities will occur on the reconstitution dates, and no changes will be made to the Index between reconstitution dates.
■
The process Irrational Capital uses to score companies is designed to translate non-financial information into metrics that offer insight into financial performance, i.e., quantifying the impact of corporate culture and employee motivation. This involves the following steps:
■
Irrational Capital’s proprietary company scoring methodology is derived from assessments of intrinsic motivation (i.e., appreciation, pride, motivation, sense of caring, sense of purpose) and to a lesser degree, measurements of extrinsic employee motivation such as compensation. Public and non-public data is aggregated, synthesized, and used to score publicly traded companies.
■
Proprietary, mathematical modeling and various data science techniques are used to bring approximately 30 underlying human capital characteristics into the final score. The combination of the characteristics is determined based on research into the statistical correlation between those characteristics and value creation at a company. Irrational Capital reduces the dimensions into a single representative score for each company.
■
The same model is used across all sectors and industries. Companies with higher scores signal better human capital performance of a company. Irrational Capital calculates scores annually.
The Index Provider has licensed the Index to the Advisor. The Fund is entitled to use the Index pursuant to a sub-licensing arrangement with the Advisor at no charge to the Fund. The Fund does not pay the Advisor for the use of the Index and all licensing costs associated with the Index are paid by the Advisor.
Solactive AG (“Solactive”) calculates, publishes and distributes the Index. Neither the Fund nor Harbor Capital provides any warranty or guarantee against errors made by the Index Provider in constructing the Index or Solactive in calculating the Index. Information regarding the Index is available at http://www.solactive.com.
HUMAN CAPITAL SCORING RISK
The theories upon which CIBC and Irrational Capital base the CIBC Human Capital Index, the Human Capital Factor Unconstrained Index and the Human Capital Factor Small Cap Index may be unsound or unable to be demonstrated. There is a possibility that the approach taken by Irrational Capital to quantitatively score a company’s human capital does not work, such as because it is too difficult to quantify what is inherently qualitative or the particular methodology used turns out not to be the most accurate.
Irrational Capital relies upon a range of proprietary data relating to individual companies as inputs into its Human Capital Factor scoring system. Some of that data may prove to be inaccurate, less reliable or less available at points in time in the future, causing the scoring system overall to be less precise or even inaccurate with respect to individual companies. This could result in the Index including companies that would not be considered to have strong corporate culture and/or omitting companies that would be considered to have strong corporate culture. The use of sector ETFs or other sector proxies to maintain sector neutrality may result in indirect exposure to companies that would not be considered to have strong corporate culture and would not otherwise be included in the Index.
The Quantix Energy Transition Index
The Quantix Energy Transition Index was developed by Quantix Commodities Indices LLC (“QCI”), an affiliate of Quantix Commodities LP, Harbor Energy Transition Strategy ETF’s subadvisor (“Quantix” or the Subadvisor”), with the objective of providing diversified exposure to the building blocks of the accelerating transition from carbon-intensive energy sources to less carbon intensive sources of energy using commodity futures. The commodities that comprise the Index serve one of three purposes associated with the them: (1) they are used to construct the new energy infrastructure (for example, copper, aluminum, and silver); (2) they are “bridge fuels” that are less carbon-intensive and will provide energy between now and the net-zero state (for example, natural gas); or (3) they incentivize investment in the new energy infrastructure (for example, carbon credits). Commodity futures that provide exposure to the energy transition theme are considered component candidates for inclusion in the Index. The investment universe of component candidates for the Index consists of futures contracts traded on an exchange in either the United States, Canada, United Kingdom or Europe on the following commodities: copper, aluminum, nickel, zinc, lead, natural gas (U.S.), natural gas (U.K.), natural gas (Europe), silver, palladium, platinum, soybean oil, ethanol,

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emissions – European Union Allowances (EUA), and emissions - Capital Cost Allowances (CCA). This selection of commodities is fixed as of the date of this Prospectus but is subject to periodic review by QCI. Under normal conditions, the Index maintains exposure to at least 10 commodities from its eligible universe.
Commodity futures from the component candidates are selected for the Index and weighted based on the Index Provider’s quantitative methodology, which involves two steps:
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Step 1: For each eligible commodity contract, the Index Provider calculates the economic significance weight, or economic importance within the overall universe, based upon level of trading. Specifically, economic significance weight is calculated using a rolling average of the open interest (i.e., the total number of outstanding contracts that have not been settled) in each futures contract relative to the sum of the open interest of the eligible universe, based on information published by the applicable futures exchanges.
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Step 2: The Index Provider applies maximum sector weights and maximum and minimum commodity weights to ensure diversification within the Index.
The Index may include foreign currency denominated commodity futures contracts. Because the Index is a commodity index that is not designed to generate returns from changes in foreign exchange rates, the Index methodology provides for the conversion of futures prices from local currencies into U.S. dollars and hedges local currency exposure back into U.S. dollars.
The Index is calculated on a “total return” basis, meaning that the returns of the futures contracts included in the Index are combined with the returns on cash collateral invested in 13-week U.S. Treasury Bills. The Index includes provisions for the replacement of futures contracts as they approach maturity based on a predetermined schedule.
The Index Provider determines the commodity futures contracts to be included in the Index for the following year on an annual basis and the Index is reweighted monthly based on open interest of the constituent commodity futures contracts.
QCI has licensed the Index to the Advisor. Harbor Energy Transition Strategy ETF is entitled to use the Index pursuant to a sub-licensing arrangement with the Advisor at no charge to the Fund. QCI makes no representation or warranty, express or implied, to the owners of Shares of the Fund or any member of the public regarding the advisability of investing in securities or other financial instruments generally or in the Shares of the Fund particularly or the ability of the Index to track the performance of its respective securities market. QCI, in its role as Index Provider, has no obligation to take the needs of the Advisor or the owners of Shares of the Fund into consideration in determining or composing the Index. QCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the Fund to be issued or in the determination or calculation of the equation by which the Shares of the Fund are to be converted into cash.
Quantix has entered into an agreement with Solactive AG (“Solactive”) to calculate, publish and distribute the Index. The Fund is not sponsored, promoted, sold or supported in any other manner by Solactive nor does Solactive offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or its trademark or price at any time or in any other respect. Solactive uses its best efforts to ensure that the Index is calculated correctly. Solactive has no obligation to point out errors in the Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Index by Solactive constitutes a recommendation by Solactive to invest capital in the Fund nor does it in any way represent an assurance or opinion of Solactive with regard to any investment in the Fund. Solactive is not affiliated with Quantix, QCI or the Advisor. Harbor Capital does not provide any warranty or guarantee against errors made by Quantix in constructing the Index or Solactive in calculating the Index. Information regarding the Index is available at http://www.solactive.com.
The Fund reserves the right to substitute a different index for the Index if the Index is discontinued, if the Advisor’s agreement with the Index Provider is terminated, or for any other reason determined in good faith by the Board of Trustees.
The Quantix Commodity Index
The Quantix Commodity Index was developed Quantix Commodities Indices LLC (“QCI”), an affiliate of Quantix Commodities LP, Harbor Commodity All-Weather Strategy ETF’s subadvisor (“Quantix” or the Subadvisor”), with the objective of being a diversified inflation hedge for investors using commodity futures. The investment universe of the Index consists of U.S. dollar-denominated futures contracts traded on an exchange in either the United States or United Kingdom on the following commodities: WTI crude oil, Brent crude oil, heating oil, gasoil, RBOB gasoline, natural gas, corn, wheat, KC wheat, soybeans, soymeal, soybean oil, cocoa, cotton, coffee, sugar, live cattle, lean hogs, copper, aluminum, nickel, zinc, gold and silver. This selection of commodities is fixed as of the date of this Prospectus, but is subject to periodic review by Quantix. Under normal conditions, the Index maintains exposure to at least 15 commodities from its eligible universe.

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Commodity futures in the eligible universe are selected for the Index and weighted based on Quantix’s quantitative methodology, which involves five steps:
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Step 1: Quantix calculates the economic significance of each eligible commodity futures contract (i.e., the weight of each such commodity futures contract relative to the size of the eligible universe). The economic significance is calculated using a rolling average of the open interest of each commodity (i.e., open positions in futures contracts on the commodity) relative to the sum of the open interest of the eligible universe.
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Step 2: Quantix calculates a “quality score” for each eligible commodity futures contract based on (i) the sensitivity of the futures contract to inflation and (ii) the cost of holding a rolling futures position in the contract. Inflation sensitivity of a commodity futures contract is calculated based on pass-through cost (i.e., how much of a change in the commodity futures contract price is passed through to the actual commodity or to a commodity product created from the commodity) and certain metrics involving correlation of the commodity futures contract to the U.S. Consumer Price Index. The quality score is negative for commodity futures contracts that have a relatively lower inflation sensitivity and/or roll return and positive for commodity futures contracts that have a relatively higher inflation sensitivity and/or roll return.
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Step 3: The weights of eligible commodity futures contracts determined based on their economic significance are then adjusted based on their quality scores. A relatively low quality score results in a weight lower than the economic significance weight and a relatively high quality score results in a weight higher than the economic significance weight.
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Step 4: Quantix applies maximum sector weights and maximum and minimum commodity weights to ensure diversification within the Index in an effort to provide broad-based commodities exposure and retain liquidity.
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Step 5: Quantix utilizes its proprietary “Scarcity Debasement Indicator” (“SDI”) to determine whether the weight of gold-linked futures contracts should be adjusted based on the market environment. The SDI seeks to identify environments when the source of inflation is more likely to be debasement, or lowering of the value of the currency, as opposed to commodity scarcity relative to demand. If the SDI signals an environment where inflation is more likely a result of commodity scarcity, the weight of gold-linked futures contracts is as determined by steps 1 through 4. If the SDI signals an environment where inflation is more likely a result of currency debasement, the weight of gold-linked futures contracts is increased in accordance with the strength of the indicator, subject to a specified maximum.
The Index includes provisions for the replacement of futures contracts as they approach maturity based on a predetermined schedule.
Under normal circumstances, the Index is reconstituted and reweighted quarterly.
Quantix has licensed the Index to the Advisor. Harbor Commodity All-Weather Strategy ETF is entitled to use the Index pursuant to a sub-licensing arrangement with the Advisor at no charge to the Fund. Quantix makes no representation or warranty, express or implied, to the owners of Shares of the Fund or any member of the public regarding the advisability of investing in securities or other financial instruments generally or in the Shares of the Fund particularly or the ability of the Index to track the performance of its respective securities market. Quantix, in its role as Index Provider, has no obligation to take the needs of the Advisor or the owners of Shares of the Fund into consideration in determining or composing the Index. Quantix is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the Fund to be issued or in the determination or calculation of the equation by which the Shares of the Fund are to be converted into cash.
Quantix has entered into an agreement with Solactive AG (“Solactive”) to calculate, publish and distribute the Index. The Fund is not sponsored, promoted, sold or supported in any other manner by Solactive nor does Solactive offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or its trademark or price at any time or in any other respect. Solactive uses its best efforts to ensure that the Index is calculated correctly. Solactive has no obligation to point out errors in the Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Index by Solactive constitutes a recommendation by Solactive to invest capital in the Fund nor does it in any way represent an assurance or opinion of Solactive with regard to any investment in the Fund. Solactive is not affiliated with Quantix or the Advisor. Harbor Capital does not provide any warranty or guarantee against errors made by Quantix in constructing the Index or Solactive in calculating the Index. Information regarding the Index is available at http://www.solactive.com.
The Fund reserves the right to substitute a different index for the Index if the Index is discontinued, if the Advisor’s agreement with the Index Provider is terminated, or for any other reason determined in good faith by the Board of Trustees.

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Principal Investments
Each Fund’s principal investment strategies are described in the Fund Summary section.
The principal risks associated with investing in each Fund are summarized in the respective Fund Summary section at the front of this Prospectus.
An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Fund shares will go up and down in price, meaning that you could lose money by investing in a Fund. Many factors influence a Fund’s performance and a Fund’s investment strategy may not produce the intended results.
More detailed descriptions of certain of the principal risks of certain of the Funds are described below.
The Advisor primarily invests Harbor Multi-Asset Explorer ETF’s assets in Underlying Funds. The Fund may have exposure to certain of the instruments, techniques and risks described below either directly or indirectly through an investment in an Underlying Fund.
The name, investment objective and policies of Harbor Disruptive Innovation ETF and Harbor International Compounders ETF are similar to those of other funds advised by the Advisor. However, the investment results of these Funds may be higher or lower than, and there is no guarantee that the investment results of these Funds will be comparable to, any other of these funds.
A new fund or a fund with fewer assets under management may be more significantly affected by purchases and redemptions of its Creation Units than a fund with relatively greater assets under management would be affected by purchases and redemptions of its shares. As compared to a larger fund, a new or smaller fund is more likely to sell a comparatively large portion of its portfolio to meet significant Creation Unit redemptions, or invest a comparatively large amount of cash to facilitate Creation Unit purchases, in each case when the fund otherwise would not seek to do so. Such transactions may cause funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also accelerate the realization of taxable income if sales of securities result in gains and the fund redeems Creation Units for cash, or otherwise cause a fund to perform differently than intended. While such risks may apply to funds of any size, such risks are heightened in funds with fewer assets under management. In addition, new funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.
EQUITY SECURITIES
Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Harbor Disruptive Innovation ETF, Harbor Dividend Growth Leaders ETF, Harbor Health Care ETF, Harbor Human Capital Factor Unconstrained ETF (formerly, Harbor Corporate Culture Leaders ETF), Harbor Human Capital Factor US Large Cap ETF (formerly, Harbor Corporate Culture ETF), Harbor Human Capital Factor US Small Cap ETF (formerly, Harbor Corporate Culture Small Cap ETF) and Harbor Long-Term Growers ETF may invest in common and preferred stocks as well as depositary receipts. Harbor Dividend Growth Leaders ETF may also invest in privately issued equity and securities, warrants, rights to subscribe to common stocks and interests in MLPs. Harbor Health Care ETF may also invest in privately issued equity and securities. Harbor International Compounders ETF and Harbor Multi-Asset Explorer ETF may invest in common stocks and depositary receipts. Harbor Long-Short Equity ETF may invest in common stocks.
COMMON STOCK
Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. Common stock usually carries with it the right to vote and frequently, an exclusive right to do so.
DEPOSITARY RECEIPTS
Depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), International Depositary Receipts (“IDRs”), and Global Depositary Receipts (“GDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.
PREFERRED STOCK
Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or in additional shares of preferred stock at a defined rate. Unlike interest payments

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on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions and generally carry no voting rights.
Master Limited Partnerships (“MLPs”)
MLPs may be publicly traded on stock exchanges or markets such as the New York Stock Exchange (“NYSE”), the NYSE Alternext US LLC (“NYSE Alternext”) and NASDAQ. MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally, MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as the Fund, if it invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.
At times MLPs may potentially offer relatively high yields compared to common stocks. Because MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly-traded firms that may be taxed as corporations). For tax purposes, limited partners, unit holders, or members may be allocated taxable income with respect to only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit or share holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. A portion of any gain or loss recognized by the Fund on a disposition of an MLP equity security (or by an MLP on a disposition of an underlying asset) may be separately computed and treated as ordinary income or loss under the Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the sale.
Although the high yields potentially offered by these investments may be attractive, MLPs have some disadvantages and present some risks. Investors in a partnership or limited liability company may have fewer protections under state law than investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. These tax consequences may differ for different types of entities. Many MLPs may operate in certain limited sectors such as, without limitation, energy, natural resources, and real estate, which may be volatile or subject to periodic downturns, including as a result of geopolitical events. Growth may be limited because most cash is paid out to limited partners, unit holders, or members rather than retained to finance growth. The performance of MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in MLPs. Investments in MLPs also may be illiquid at times.
SHORT SALES
A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, a Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, a Fund will incur a loss; conversely, if the price declines, a Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
FOREIGN SECURITIES
Each of Harbor Disruptive Innovation ETF, Harbor Dividend Growth Leaders ETF, Harbor Health Care ETF, Harbor International Compounders ETF, Harbor Long-Short Equity ETF, Harbor Long-Term Growers ETF, Harbor Multi-Asset Explorer ETF, Harbor Scientific Alpha High-Yield ETF and Harbor Scientific Alpha Income ETF may invest in securities of foreign developed market companies as part of its principal investment strategy. Each of Harbor Disruptive Innovation ETF, Harbor International Compounders ETF,

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Harbor Long-Term Growers ETF, Harbor Multi-Asset Explorer ETF, Harbor Scientific Alpha High-Yield ETF and Harbor Scientific Alpha Income ETF may also invest in emerging market companies as part of its principal investment strategy.
The Advisor and/or Subadvisor, as applicable, is responsible for determining, to the extent relevant with respect to the Fund(s) that it manages, whether a particular issuer would be considered a foreign or emerging market issuer (also referred to as a “non-U.S.company”). Normally, foreign or emerging market governments and their agencies and instrumentalities are considered foreign or emerging market issuers, respectively. In the case of non-governmental issuers, the Advisor and/or Subadvisor, as applicable, may consider an issuer to be a foreign or emerging market issuer if:
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the company has been classified by MSCI, FTSE, or S&P indices or another major index provider as a foreign or emerging market issuer;
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the equity securities of the company principally trade on stock exchanges in one or more foreign or emerging market countries;
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a company derives a substantial portion of its total revenue from goods produced, sales made or services performed in one or more foreign or emerging market countries or a substantial portion of its assets are located in one or more foreign or emerging market countries;
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the company is organized under the laws of a foreign or emerging market country or its principal executive offices are located in a foreign or emerging market country; and/or
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the Subadvisor and/or Advisor, as applicable, otherwise determines an issuer to be a foreign or emerging market issuer in its discretion based on any other factors relevant to a particular issuer.
Each Subadvisor and/or Advisor, as applicable, may weigh those factors differently when making a classification decision. Because the global nature of many companies can make the classification of those companies difficult and because the Subadvisor(s) does not consult with one another with respect to the management of the Funds, the Subadvisors may, on occasion, classify the same issuer differently. Certain companies that are organized under the laws of a foreign or emerging market country may nevertheless be classified by a Subadvisor and/or Advisor, as applicable, as a domestic issuer. This may occur when the company’s economic fortunes and risks are primarily linked to the U.S. and the company’s principal operations are conducted from the U.S. or when the company’s equity securities trade principally on a U.S. stock exchange.
Foreign Securities Risk
Investing in securities of foreign companies and governments may involve risks which are not ordinarily associated with investing in domestic securities. These risks include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments. A decline in the exchange rate may also reduce the value of certain portfolio securities. Even though the securities are denominated in U.S. dollars, exchange rate changes may adversely affect the company’s operations or financial health.
Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the U.S. Such factors include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of political, social or diplomatic developments; limitations on the movement of funds or other assets of a Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. These delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. An inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.
The Funds’ custodian, State Street Bank and Trust Company, has established and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which a Fund may invest in order to permit Fund assets to be held in those foreign countries. These relationships have

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been established pursuant to Rule 17f-5 of the Investment Company Act of 1940, which governs the establishment of foreign subcustodial arrangements for funds. A Fund’s subcustodial arrangements may be subject to certain risks including: (i) the inability to recover assets in the event of the subcustodian’s bankruptcy; (ii) legal restrictions on the recovery of assets lost while under the care of the subcustodian; (iii) the likelihood of expropriation, confiscation or a freeze of Fund assets; and (iv) difficulties in converting cash and cash equivalents to U.S. dollars. The Advisor and the subadvisors have evaluated the political risk associated with an investment in a particular country.
Investing in securities of non-U.S. companies may entail additional risks especially in emerging countries due to the potential political and economic instability of certain countries. These risks include expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested and the imposition of sanctions. Should one of these events occur, a Fund could lose its entire investment in any such country. A Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.
Even though opportunities for investment may exist in foreign countries, any changes in the leadership or policies of the governments of those countries, or in any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies and thereby eliminate any investment opportunities that may currently exist. This is particularly true of emerging markets.
Certain countries in which the Funds may invest may have minority groups that advocate religious or revolutionary philosophies or support ethnic independence. Any action on the part of such individuals could carry the potential for destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund’s investment in those countries.
Certain countries prohibit or impose substantial restrictions on investments in their capital and equity markets by foreign entities like the Funds. Certain countries require governmental approval prior to foreign investments or limit the amount of foreign investment in a particular company or limit the investment to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. In particular, restrictions on repatriation could make it more difficult for a Fund to obtain cash necessary to satisfy the tax distribution requirements that must be satisfied in order for the Fund to avoid federal income or excise tax.
Global economies and financial markets are becoming increasingly interconnected and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Emerging Markets Risk
Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe.
Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities.
Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, would be heightened. In addition, unanticipated political or social developments may affect the values of a Fund’s investments and the availability to the Fund of additional investments in such emerging markets. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries). In addition, emerging market countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the Advisor’s or a Subadvisor’s ability to evaluate local companies or their potential impact on a Fund’s performance. The imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses.

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In addition, the U.S. and other nations and international organizations may impose economic sanctions or take other actions that may adversely affect issuers located in certain countries. In particular, the U.S. and/or other countries have imposed economic sanctions on certain Russian and Chinese individuals and/or corporate entities.  The U.S. or other countries could also institute additional sanctions on Russia or China. Such sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of a Fund’s portfolio. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in companies located in certain countries, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Countries subject to sanctions may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of a Fund’s portfolio and potentially disrupt its operations. Such events may have an adverse impact on the economies and debts of other emerging markets as well.
As a part of its principal investment strategy, Harbor International Compounders ETF may invest in eligible securities, such as China A-Shares, that are listed and traded on the Shanghai and Shenzhen Stock Exchanges through the China–Hong Kong Stock Connect program.
EXCHANGE-TRADED FUNDS RISK
Harbor Multi-Asset Explorer ETF invests in exchange-traded funds (ETFs) listed on a U.S. securities exchange. The Fund will invest in ETFs, subject to the applicable requirements under the Investment Company Act and rules thereunder. The Fund may purchase the securities of an ETF in order to gain exposure to a particular asset class. Any investment in another ETF must be consistent with the Fund’s investment objective.
The risks of owning another ETF are generally similar to the risks of investing directly in the securities in which that ETF invests. However, an ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. In addition, shares of an ETF may trade at a premium or a discount to their net asset value, and their shares may have greater volatility if an active trading market does not exist.
As a shareholder of another ETF, the Fund must pay its pro-rata share of that ETF’s fees and expenses. If the Fund invests in another Harbor ETF Trust fund, the management fee paid by the Fund will be reduced to ensure that the Fund does not incur duplicate management fees as a result of its investment.
Investments in other ETFs could allow the Fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class and will subject the Fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests.
To the extent the Advisor invests the Fund’s assets in other funds managed by the Advisor, it may do so without considering or canvassing the universe of unaffiliated funds available.
REAL ESTATE INVESTMENT TRUSTS
Harbor Disruptive Innovation ETF and Harbor Multi-Asset Explorer ETF may gain exposure to the real estate sector by investing in real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries.
Each of these types of investments is subject, directly or indirectly, to risks associated with ownership of real estate, including changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, including competition based on rental rates, variations in market value, changes in the financial condition of tenants, changes in operating costs, attractiveness and location of the properties, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities. For example, the value of securities of REITs may decline when interest rates rise and will also be affected by the real estate market and by the management or development of the underlying properties. The underlying properties may be subject to mortgage loans, which may also be subject to the risks of default. Real estate-related investments may entail leverage and may be highly volatile.
REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not generally taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund will bear its proportionate share of the costs of the REITs’ operations.
Nontraditional real estate carries additional risks. Income expectations may not be met, competitive new supply may emerge, and specialized property may be difficult to sell at its full expected value or require substantial investment before it can be adapted to an alternate use should its original purpose falter.

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Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the Investment Company Act of 1940. Furthermore, REITs are not diversified and are heavily dependent on cash flow.
FIXED INCOME SECURITIES
Fixed income securities, as used generally in this Prospectus, includes:
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securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises;
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securities issued or guaranteed by a foreign government, governmental entity, supranational organization or government-sponsored enterprise;
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corporate debt securities of U.S. and non-U.S. dollar denominated issuers, including convertible securities and corporate commercial paper, issued publicly or through private placements, including Rule 144A securities and Regulation S bonds;
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preferred stocks;
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when issued or delayed delivery debt securities;
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inflation-indexed bonds issued both by governments and corporations;
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structured notes, including hybrid or “indexed” securities and event-linked bonds; and
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repurchase agreements on fixed income instruments and reverse repurchase agreements on fixed income instruments.
Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.
Certain fixed-income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, inflation indexed, zero coupon, contingent, deferred, payment in-kind and auction rate features.
Changing interest rates may have unpredictable effect on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risk associated with changing interest rates. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the fixed-income securities markets, making it harder for a Fund to sell its fixed-income investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of a Fund’s fixed-income securities holdings. Certain countries have experienced negative interest rates on certain fixed-income securities. A low or negative interest rate environment may pose additional risks to a Fund because low or negative yields on a Fund’s portfolio holdings may have an adverse impact on a Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or minimize the volatility of a Fund’s net asset value per share. It is difficult to predict the magnitude, timing or direction of interest rate changes and the impact these changes will have on a Fund’s investments and the markets where it trades.
CREDIT QUALITY
Under normal market conditions, Harbor Scientific Alpha High-Yield ETF invests at least 80% of its net assets, plus borrowings for investment purposes, in a portfolio of below investment-grade corporate bonds, commonly referred to as “high yield” or “junk” bonds, or unrated securities that the Subadvisor considers to be of an equivalent credit quality, which may be represented by derivative instruments, including futures and swaps. From time to time, the Harbor Scientific Alpha Income ETF may invest a majority of its assets in below investment-grade corporate bonds, commonly referred to as “high yield” or “junk” bonds, or unrated securities that the Subadvisor considers to be of an equivalent credit quality.
Securities are investment-grade if:
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They have a composite rating in the top four long-term rating categories when averaging the ratings of Moody’s, S&P and Fitch.
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They have received a comparable short-term or other rating.
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They are unrated securities that the Subadvisor believes to be of comparable quality to rated investment-grade securities.
Securities are considered below investment-grade (“junk” bonds) if:
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They have a composite rating below one of the top four long-term rating categories when averaging the ratings of Moody’s, S&P and Fitch, or are deemed to be of an equivalent credit quality by the Subadvisor.
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They are unrated securities that the Subadvisor believes to be of comparable quality.
A Fund may choose not to sell securities that are downgraded below the Fund’s minimum acceptable credit rating after their purchase. Each Fund’s credit standards also apply to counterparties to over-the-counter derivative contracts or repurchase agreements, as applicable. An issuer, guarantor or counterparty could suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value

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and liquidity of the Fund’s investment. Credit ratings may not be an accurate assessment of liquidity or credit risk.
GOVERNMENT SECURITIES
“Government securities,” as defined under the Investment Company Act of 1940 and interpreted, include securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities. There are different types of government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association or Federal Home Fixed income securities, as used, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are therefore riskier than those that are insured or guaranteed by the U.S. Treasury.
BELOW INVESTMENT-GRADE (“HIGH-YIELD”) RISK
Below investment-grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these securities may be highly speculative and have poor prospects for reaching investment-grade standing. Below investment-grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities may be subject to greater price volatility due to such factors as corporate developments, interest rate sensitivity, negative perceptions of the high-yield markets generally and limited secondary market liquidity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.
The market values of high-yield, fixed income securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high-yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers’ inability to meet specific projected business forecasts. These below investment-grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the high-yield bond market and investor perceptions regarding lower rated securities, whether or not based on the Funds' fundamental analysis, may depress the prices for such securities.
Since investors generally perceive that there are greater risks associated with below investment-grade securities of the type in which the Funds invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility.
Another factor which causes fluctuations in the prices of fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s net asset value.
The risk of loss from default for the holders of high-yield, fixed income securities is significantly greater than is the case for holders of other debt securities because such high-yield, fixed income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.
The secondary market for high-yield, fixed income securities is dominated by institutional investors, including mutual fund portfolios, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher rated securities. In addition, the trading volume for high-yield, fixed income securities is generally lower than that of higher rated securities and the secondary market for high-yield, fixed income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund’s ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund’s net asset value. A less liquid secondary market may also make it more difficult for a Fund to obtain precise valuations of the high-yield securities in its portfolio.
Federal legislation could adversely affect the secondary market for high-yield securities and the financial condition of issuers of these securities. The form of any proposed legislation and the probability of such legislation being enacted is uncertain.

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Below investment-grade or high-yield, fixed income securities also present risks based on payment expectations. High-yield, fixed income securities frequently contain “call” or “buy-back” features, which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, a Fund may have to replace such security with a lower yielding security, resulting in a decreased return for investors. a Fund may also incur additional expenses to the extent that it is required to seek recovery upon default in the payment of principal or interest on a portfolio security.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of below investment-grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as preliminary indicators of investment quality. Investments in below investment-grade and comparable unrated obligations will be more dependent on the Subadvisor’s credit analysis than would be the case with investments in investment-grade debt obligations. The Subadvisors employ their own credit research and analysis, which may includes a study of an issuer’s existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The Subadvisors continually monitor the investments in a Fund’s portfolio and evaluate whether to dispose of or to retain below investment-grade and comparable unrated securities whose credit quality may have changed.
There are special tax considerations associated with investing in bonds, including high-yield bonds, structured as zero coupon or payment-in-kind securities. For example, a Fund is required to report the accrued interest on these securities as current income each year even though it may receive no cash interest until the security’s maturity or payment date. The Fund may be required to sell some of its assets to obtain cash to distribute to shareholders in order to satisfy the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to such accrued interest. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.
DERIVATIVE INSTRUMENTS
As part of its principal investment strategy, each of Harbor Long-Short Equity ETF, Harbor Multi-Asset Explorer ETF, Harbor Scientific Alpha High-Yield ETF and Harbor Scientific Alpha Income ETF may use derivatives for any of the following purposes:
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To hedge against adverse changes in the market value of securities held by or to be bought for the Fund. These changes may be caused by changing interest rates, stock market prices or currency exchange rates.
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As a substitute for purchasing or selling securities or foreign currencies.
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In non-hedging situations, to attempt to profit from anticipated market developments.
In general, a derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index, or other asset. Examples of derivatives are futures contracts, options, forward contracts, hybrid instruments, swaps, caps, collars and floors.
Harbor Commodity All-Weather Strategy ETF and Harbor Energy Transition Strategy ETF seek to gain exposure to the commodity markets primarily through investments in excess return swaps, except as noted below. Excess return swaps are derivative contracts between two parties who exchange the excess return from a financial asset between them. One party (the Fund or the Subsidiary) makes payments based on a set rate. The counterparty makes payments based on the return of an underlying asset, in this case the basket of futures designed to track the Index.
These swaps expose each Fund economically to movements in commodity prices. The Fund benefits from any increase in the value of the Index but is liable to the counterparty in the event that the value of the Index declines. Each Fund’s investments in swaps are leveraged, which means that the Fund receives the return on the Index at less cost than purchasing the underlying securities or other financial instruments of the Index. This has the effect of increasing the volatility of each swap’s value relative to changes in the Index. The use of excess return swaps exposes each Fund to counterparty risk (the risk that the other party in the swap contract may default on its contractual obligations).
Each Fund may invest in commodity futures contracts or other commodity-linked derivatives if it at any time it is impractical or inefficient to gain full or partial exposure to a commodity through the use of excess return swaps, including on a different commodity (including commodities not included in the Index) that the Subadvisor reasonably believes will help the Fund achieve its investment objective.
Derivatives Risk
Even a small investment in certain types of derivatives can have a big impact on a Fund’s portfolio interest rate, stock market or currency exposure. Therefore, using derivatives can disproportionately increase a Fund’s portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency

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rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as expected to changes in the value of the Fund’s portfolio holdings.
To the extent a Fund uses derivative instruments to attempt to hedge certain exposures or risks, there can be no assurance that the Fund’s hedging will be effective. In addition, use of derivative instruments for hedging involves costs and may reduce gains or result in losses, which may adversely affect a Fund.
Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also can make a Fund’s portfolio less liquid and harder to value, especially in declining markets. In addition, government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Credit default swaps are typically two-party financial contracts that transfer credit exposure between the two parties. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation or the net cash-settlement amount. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.
A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments, currencies, commodities or indices for an agreed price for a designated period (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). With respect to U.S. Treasury futures, one party to the contract agrees to accept, and the other party agrees to make delivery of, a U.S. Treasury security, as called for in the agreement, at a specified date and at an agreed upon price. Transactions in futures contracts, including U.S. Treasury futures, involve brokerage costs and require margin deposits.
While transactions in futures contracts may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates, among other things, may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts transactions.
Emissions-Related Credits
Harbor Energy Transition Strategy ETF may invest in emissions-related credit futures. Emissions-related credits operate as part of an allowance regime. A limit is typically set by a regulator, such as a government entity or supranational organization, on the total amount of specific greenhouse gases that can be emitted by regulated entities, such as manufacturers or energy producers. The regulator then issues or sells “emission allowances” to regulated entities which may then buy or sell the emission allowances on the open market. To the extent that the regulator may then reduce the limit on emission allowances, regulated entities are thereby incentivized to reduce their emissions. Otherwise, such regulated entities must purchase emission allowances on the open market, where the price of such allowances will likely be increasing as a result of demand. Regulated entities that reduce their emissions will be able to sell unneeded emission allowances for profit.
There is no assurance that the current regulatory allowance regimes will continue to exist or that they will be an effective method of reduction in the emissions of greenhouse gases. Certain factors may arise, such as new technologies or alternative government policies aimed at reducing emissions, that may diminish or eliminate the need for emission allowance markets. Ultimately, the cost of emissions credits is determined by the cost of actually reducing emissions levels. If the price of the credits becomes too high, it will be more economical for companies to develop or invest in green technologies, thereby suppressing the demand for credits, which may have an adverse impact on the Fund’s investments. In addition, new regulations could have an adverse effect on the value and liquidity of the emissions-related credit market, impacting the overall performance of the Fund.
NON-DIVERSIFICATION RISK
Each of Harbor Commodity All-Weather Strategy ETF, Harbor Energy Transition Strategy ETF, Harbor Health Care ETF, Harbor International Compounders ETF and Harbor Long-Term Growers ETF is classified as non-diversified, meaning that it may invest a greater percentage of its assets in securities of a single issuer, and/or invest in relatively small number of issuers. As a result, the Fund may be more susceptible to the risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. Some of these issuers may also present substantial credit or other risks.
ESG INTEGRATION
As stated in the Fund Summary, the Subadvisors to certain Funds incorporate environmental, social and/or governance (“ESG”) considerations in the investment process. A Subadvisor’s incorporation of ESG considerations in its investment process may cause it to make different investments for a Fund than funds that have a similar investment universe and/or investment style but that do not incorporate such

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considerations in their investment strategy or processes. As a result, a Fund may perform differently from funds that do not use such considerations. Additionally, a Fund’s relative investment performance may be affected depending on whether such investments are in or out of favor with the market.
A Subadvisor is dependent on available information to assist in the evaluation process, and, because there are few generally accepted standards to use in evaluation, the process employed for a Fund may differ from processes employed for other funds. When integrating ESG factors into the investment process, a Subadvisor may rely on third-party data that it believes to be reliable, but the providers of such data do not guarantee its accuracy. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process.
A Fund may seek to identify companies that reflect certain ESG considerations, but investors may differ in their views of what constitutes positive or negative ESG-related outcomes. As a result, a Fund may invest in companies that do not reflect the beliefs and values of any particular investor.
The ESG factors that may be evaluated as part of a Subadvisor’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Further, the regulatory landscape with respect to ESG integration in the United States is still developing and future rules and regulations may require a Fund to modify or alter its investment process with respect to ESG integration.
OPERATIONAL RISKS
An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, cybersecurity breaches, changes in personnel and errors caused by third-party service providers. These errors or failures as well as other technological issues may adversely affect a Fund’s ability to calculate its net asset value in a timely manner, including over a potentially extended period, or may otherwise adversely affect a Fund and its shareholders. While each Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to a Fund. In addition, similar incidents affecting issuers of securities held by a Fund may negatively impact Fund performance.

Investments in the Wholly Owned Subsidiary
Investments in the Subsidiary are expected to provide Harbor Commodity All-Weather Strategy ETF and Harbor Energy Transition Strategy ETF with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code (the “Code”), as discussed under “Dividends, Distributions and Taxes — A Note on Harbor Commodity All-Weather Strategy ETF and Harbor Energy Transition Strategy ETF.”
The Subsidiary invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although Harbor Commodity All-Weather Strategy ETF and Harbor Energy Transition Strategy ETF may enter into these commodity-linked derivative instruments directly, subject to certain limitations, the Fund likely will gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary also invests in U.S. Treasury securities, cash, and money market funds, which are intended to serve as margin or collateral for the Subsidiary’s derivatives positions. Harbor Commodity All-Weather Strategy ETF and Harbor Energy Transition Strategy ETF invests in the Subsidiary and is subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this Prospectus, as if the Fund were investing in those derivative instruments and other securities directly rather than through the Subsidiary.
The Subsidiary is not registered under the Investment Company Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Investment Company Act. However, the Subsidiary has adopted the same investment objective and substantially the same investment policies and restrictions as the Fund, except that the Subsidiary may invest without limit in commodity-linked derivative instruments. The Fund wholly owns and controls the Subsidiary, and both the Fund and the Subsidiary have the same investment adviser and subadviser. In addition, the Fund complies with the provisions of the Investment Company Act governing investment policies (Section 8) and capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary will comply with the provisions of the Investment Company Act pertaining to affiliated transactions and custody.
Because the Subsidiary is organized under the laws of the Cayman Islands, the Subsidiary is subject to the risk that changes in those laws could adversely affect the Subsidiary’s ability to operate in the manner described in this Prospectus and Statement of Additional Information which, in turn, would adversely affect Harbor Commodity All-Weather Strategy ETF and Harbor Energy Transition Strategy ETF. Similarly, changes in the laws of the United States, including tax laws, could restrict Harbor Commodity All-Weather Strategy ETF and Harbor Energy Transition Strategy ETF’s ability to invest in the Subsidiary in such a manner and to such a degree that the Fund would no longer be able to gain sufficient exposure to the commodities market to implement its investment strategy.

80

Additional Information about the Funds' Investments

Non-Principal Investments
In addition to the investment strategies described in this Prospectus, the Funds may also make other types of investments, and, therefore, may be subject to other risks.  For additional information about the Funds, its investments and related risks, please see the Funds’ Statement of Additional Information.
TEMPORARY DEFENSIVE POSITIONS
In addition, a Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Exchange-Traded Fund Structure
Shares can be purchased and redeemed directly from a Fund at NAV only by authorized participants in large increments (Creation Units). A Fund’s shares are listed on an exchange and can be bought and sold in the secondary market at market prices. The market price of a Fund’s shares, like other exchange-traded securities, may include a “bid-ask spread” (the difference between the price at which investors are willing to buy shares and the price at which investors are willing to sell shares). A Fund’s market price per share will generally fluctuate with changes in the market value of the Fund’s portfolio holdings and as a result of the supply and demand for shares of the Fund on the listing exchange.
There is no guarantee that a Fund will be able to attract market makers and authorized participants. Market makers and authorized participants are not obligated to make a market in a Fund’s shares or to engage in purchase or redemption transactions. Decisions by market makers or authorized participants to reduce their role with respect to market making or creation and redemption activities during times of market stress, or a decline in the number of authorized participants due to decisions to exit the business, bankruptcy, or other factors, could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s portfolio holdings and the market price of Fund shares. To the extent no other authorized participants are able to step forward to create or redeem, shares may trade at a discount to NAV and possibly face delisting. The authorized participant concentration risk may be heightened during market disruptions or periods of market volatility and in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.
Investors may sustain losses if they pay more than a Fund’s NAV per share when purchasing shares or receive less than the Fund’s NAV per share when selling shares in the secondary market. In addition, trading of shares of the Funds in the secondary market may be halted, for example, due to activation of marketwide “circuit breakers.” If trading halts or an unanticipated early closing of the listing exchange occurs, an investor may be unable to purchase or sell shares of a Fund. Shares of the Funds, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore also subject to the risk of increased volatility and price decreases associated with being sold short. There are various methods by which investors can purchase and sell shares and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of a Fund.
Certain accounts or Advisor affiliates, including other funds advised by the Advisor or third parties, may from time to time own (beneficially or of record) or control a substantial amount of a Fund’s shares, including through seed capital arrangements. Such shareholders may at times be considered to control a Fund. Dispositions of a large number of shares of a Fund by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. These redemptions may also force a Fund to sell securities, which may increase the Fund’s brokerage costs. To the extent these large shareholders transact in shares of a Fund on the secondary market, such transactions may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material effect (upward or downward), on the market price of the Fund’s shares.

Portfolio Turnover
Except for Harbor Health Care ETF, Harbor Long-Short Equity ETF, Harbor Multi-Asset Explorer ETF, Harbor Scientific Alpha Income ETF and Harbor Scientific Alpha High-Yield ETF, the Funds do not expect to, but may engage in, frequent trading to achieve their principal investment strategies. Active and frequent trading in a Fund’s portfolio may lead to the realization and distribution to shareholders of higher capital gains, which would increase the shareholders’ tax liability. Frequent trading also increases transaction costs, which could detract from the Fund’s performance. A portfolio turnover rate greater than 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the previous one-year period. Although the higher turnover rate results in higher transaction costs and other expenses for the Fund, the Subadvisor believes that the portfolio transactions are in the best interests of shareholders.

81

Additional Information about the Funds' Investments

Portfolio Holdings Disclosure Policy
A full list of Fund holdings will be provided on harborcapital.com on each business day prior to the opening of regular trading on the listing exchange.
Additional information about Harbor ETF Trust’s portfolio holdings disclosure policy is available in the Statement of Additional Information.

82

The Advisor

Harbor Capital Advisors, Inc.
Harbor Capital Advisors, Inc. (“Harbor Capital” or the “Advisor”) is the investment adviser to Harbor ETF Trust. The Advisor, located at 111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606-4302, is a wholly owned subsidiary of ORIX Corporation (“ORIX”), a global financial services company based in Tokyo, Japan. ORIX provides a range of financial services to corporate and retail customers around the world, including financing, leasing, real estate and investment banking services. The stock of ORIX trades publicly on both the New York (through American Depositary Receipts) and Tokyo Stock Exchanges.
The combined assets of Harbor ETF Trust and the other products managed by the Advisor were approximately $50.1 billion as of December 31, 2023.
The Advisor may manage funds directly or employ a “manager-of-managers” approach in selecting and overseeing investment subadvisers (each, a “Subadvisor”). The Advisor makes day-to-day investment decisions with respect to each fund that it directly manages. In the case of subadvised funds, the Advisor evaluates and allocates each Harbor fund’s assets to one or more Subadvisors. For Harbor funds that employ one or more discretionary Subadvisor, the Subadvisors are responsible for the day-to-day management of the assets of the Harbor funds allocated to them. For Harbor funds that employ one or more non-discretionary Subadvisors, the Advisor will make day-to-day investment decisions with respect to each such fund to implement model portfolios provided by non-discretionary Subadvisors.Subject to the approval of the Board of Trustees, the Advisor establishes, and may modify whenever deemed appropriate, the investment strategy of each Fund. The Advisor also is responsible for overseeing each Subadvisor and recommending the selection, termination and replacement of Subadvisors.
The Advisor also:
■
Seeks to ensure quality control in the Subadvisor’s investment process with the objective of adding value compared with returns of an appropriate risk and return benchmark or tracking an index, as applicable.
■
Monitors and measures risk and return results against appropriate benchmarks and recommends whether a Subadvisor should be retained or changed.
■
Focuses on cost control.
In order to more effectively manage the Funds, Harbor Funds and the Advisor have been granted an order from the Securities and Exchange Commission (“SEC”), which extends to Harbor ETF Trust,  permitting the Advisor, subject to the approval of the Board of Trustees, to select Subadvisors not affiliated with the Advisor to serve as portfolio managers for the Harbor funds, and to enter into new subadvisory agreements and to materially modify existing subadvisory agreements with such unaffiliated subadvisors, all without obtaining shareholder approval.
In addition to its investment management services, the Advisor administers Harbor ETF Trust’s business affairs. Pursuant to the Investment Advisory Agreement between the Trust and the Advisor with respect to each Fund, and subject to the general supervision of the Board of Trustees, the Advisor provides or causes to be furnished, all supervisory and other services reasonably necessary for the operation of each Fund and also bears the costs of various third-party services required by the Funds, including administration, certain custody, audit, legal, transfer agency, and printing costs. The Advisor pays all other expenses of the Fund except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under each Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; (viii) any gains or losses attributable to investments under a deferred compensation plan for Trustees who are not “interested persons” of the Trust; and (ix) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Actual Advisory Fee Paid, as shown in the table below, is for the fiscal year ended October 31, 2023. The Advisor pays a subadvisory fee to each Subadvisor out of its own assets. The Funds are not responsible for paying any portion of the subadvisory fee to the Subadvisor.

83

The Advisor

Annual Advisory Fee Rates
(annual rate based on the Fund’s average net assets)
	Actual Advisory Fee Paid	Contractual Advisory Fee
Harbor Commodity All-Weather Strategy ETF	0.68%	0.68%
Harbor Disruptive Innovation ETF	0.75	0.75
Harbor Dividend Growth Leaders ETF	0.50	0.50
Harbor Energy Transition Strategy ETF	0.80	0.80
Harbor Health Care ETF	0.80	0.80
Harbor Human Capital Factor Unconstrained ETF (formerly, Harbor Corporate Culture Leaders ETF)	0.50	0.50
Harbor Human Capital Factor US Large Cap ETF (formerly, Harbor Corporate Culture ETF)	0.35	0.35
Harbor Human Capital Factor US Small Cap ETF (formerly, Harbor Corporate Culture Small Cap ETF)[1]	0.60	0.60
Harbor International Compounders ETF	0.55	0.55
Harbor Long-Short Equity ETF[2]	N/A	1.20
Harbor Long-Term Growers ETF	0.57	0.57
Harbor Multi-Asset Explorer ETF[3]	0.70	0.70
Harbor Scientific Alpha High-Yield ETF	0.48	0.48
Harbor Scientific Alpha Income ETF	0.50	0.50
1
Commenced operations on April 12, 2023.
2
Commenced operations on December 4, 2023.
3
Commenced operations on September 13, 2023.
A discussion of the factors considered by the Board of Trustees when approving the investment advisory and investment subadvisory agreements (if applicable) of the Funds is available in the Funds' most recent semi-annual report to shareholders (for the six-month period ended April 30, 2023). A discussion of the factors considered by the Board of Trustees in approving the investment advisory agreements of Harbor Multi-Asset Explorer ETF is included in the Funds' most recent annual report to shareholders (for the period ended October 31, 2023). A discussion of the factors considered by the Board of Trustees when approving the investment advisory and investment subadvisory agreements of Harbor Long-Short Equity ETF will be included in the Funds' next semi-annual report to shareholders.
From time to time, the Advisor or its affiliates may invest “seed” capital in a Fund, typically to enable a Fund to commence investment operations and/or achieve sufficient scale. The Advisor and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a Fund.

84

The Advisor

Portfolio Management
The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of shares in the Funds.

Harbor Disruptive Innovation ETF
Harbor Capital Advisors, Inc. (“Harbor Capital”), located at 111 S. Wacker Drive, 34th Floor, Chicago, IL 60606, serves as investment adviser to Harbor Disruptive Innovation ETF. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Harbor Capital manages the Fund’s assets based upon model portfolios provided by multiple non-discretionary Subadvisors.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Spenser P. Lerner, CFA	2021
Mr. Lerner joined Harbor Capital in 2020 and is the Head of
Multi-Asset Solutions, a Managing Director and Portfolio
Manager. Prior to joining Harbor Capital, Mr. Lerner was a
Vice President of Equity and Quantitative Investment Research
and Equity Manager Research for JP Morgan Asset Management.
Before that, he worked as a Research, Portfolio Management
and Quantitative Investment Strategy Associate for JP Morgan
Asset Management. Mr. Lerner began his investment career in
2009.

Kristof Gleich, CFA	2021
Mr. Gleich joined Harbor Capital in 2018 and is President &
CIO. Prior to joining Harbor Capital, Mr. Gleich was a Managing
Director and Global Head of Manager Selection at JP Morgan
Chase & Co. Before that, he served as a fund manager with
Architas. Mr. Gleich began his investment career in 2004.

Harbor Human Capital Factor Unconstrained ETF (formerly, Harbor Corporate Culture Leaders ETF)
Harbor Capital Advisors, Inc., located at 111 S. Wacker Drive, 34th Floor, Chicago, IL 60606, serves as investment adviser to Harbor Human Capital Factor Unconstrained ETF. The portfolio managers are jointly responsible for the day-to-day investment decision making for the Fund.
PORTFOLIO MANAGER	SINCE	PROFESSIONAL EXPERIENCE
Stephen Cook	2022
Mr. Cook joined Harbor Capital in 2021 as Managing Director,
ETFs. Prior to joining Harbor Capital, Mr. Cook was a Senior
Vice President, Global Services Client Operations at State Street
Corporation. Before State Street, Mr. Cook spent 20 years at
BNY Mellon, most recently as Managing Director and COO
Global Structured Funds. Mr. Cook began his investment career in 1996.

James Erceg	2022
Mr. Erceg joined Harbor Capital in 2019 as Executive Vice
President and Head of Product. Prior to joining Harbor Capital,
Mr. Erceg held multiple product roles during his 12 years at
T.Rowe Price & Associates, most recently as Head of Product
Strategy and Channel Management for North America. Prior
to T. Rowe Price, Mr. Erceg was a Director of Product at Ryder
Capital Partners. Mr. Erceg began his investment career in 1995.

85

The Advisor

Harbor Human Capital Factor US Large Cap ETF (formerly, Harbor Corporate Culture ETF)
Harbor Capital Advisors, Inc., located at 111 S. Wacker Drive, 34th Floor, Chicago, IL 60606, serves as investment adviser to Harbor Human Capital Factor US Large Cap ETF. The portfolio managers are jointly responsible for the day-to-day investment decision making for the Fund.
PORTFOLIO MANAGER	SINCE	PROFESSIONAL EXPERIENCE
Stephen Cook	2022
Mr. Cook joined Harbor Capital in 2021 as Managing Director,
ETFs. Prior to joining Harbor Capital, Mr. Cook was a Senior
Vice President, Global Services Client Operations at State Street
Corporation. Before State Street, Mr. Cook spent 20 years at
BNY Mellon, most recently as Managing Director and COO
Global Structured Funds. Mr. Cook began his investment career in 1996.

James Erceg	2022
Mr. Erceg joined Harbor Capital in 2019 as Executive Vice
President and Head of Product. Prior to joining Harbor Capital,
Mr. Erceg held multiple product roles during his 12 years at
T.Rowe Price & Associates, most recently as Head of Product
Strategy and Channel Management for North America. Prior
to T. Rowe Price, Mr. Erceg was a Director of Product at Ryder
Capital Partners. Mr. Erceg began his investment career in 1995.

Harbor Human Capital Factor US Small Cap ETF (formerly, Harbor Corporate Culture Small Cap ETF)
Harbor Capital Advisors, Inc., located at 111 S. Wacker Drive, 34th Floor, Chicago, IL 60606, serves as investment adviser to Harbor Human Capital Factor US Small Cap ETF (formerly, Harbor Corporate Culture Small Cap ETF). The portfolio managers are jointly responsible for the day-to-day investment decision making for the Fund.
PORTFOLIO MANAGER	SINCE	PROFESSIONAL EXPERIENCE
Stephen Cook	2023
Mr. Cook joined Harbor Capital in 2021 as Managing Director,
ETFs. Prior to joining Harbor Capital, Mr. Cook was a Senior
Vice President, Global Services Client Operations at State Street
Corporation. Before State Street, Mr. Cook spent 20 years at
BNY Mellon, most recently as Managing Director and COO
Global Structured Funds. Mr. Cook began his investment career in 1996.

James Erceg	2023
Mr. Erceg joined Harbor Capital in 2019 as Executive Vice
President and Head of Product. Prior to joining Harbor Capital,
Mr. Erceg held multiple product roles during his 12 years at
T.Rowe Price & Associates, most recently as Head of Product
Strategy and Channel Management for North America. Prior
to T. Rowe Price, Mr. Erceg was a Director of Product at Ryder
Capital Partners. Mr. Erceg began his investment career in 1995.

Harbor Multi-Asset Explorer ETF
Harbor Capital Advisors, Inc. serves as investment adviser to Harbor Multi-Asset Explorer ETF. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
PORTFOLIO MANAGER	SINCE	PROFESSIONAL EXPERIENCE
Jason M. Alonzo	2023
Mr. Alonzo joined Harbor Capital in 2023 as a Managing Director and Portfolio Manager. Prior to joining Harbor Capital,
Mr. Alonzo was a Managing Director, Portfolio Manager at JP
Morgan Asset Management. Mr. Alonzo began his investment
career in 2000.

86

The Advisor

Harbor Multi-Asset Explorer ETF — continued
PORTFOLIO MANAGER	SINCE	PROFESSIONAL EXPERIENCE
Spenser P. Lerner, CFA	2023
Mr. Lerner joined Harbor Capital in 2020 and is the Head of
Multi-Asset Solutions, a Managing Director and Portfolio
Manager. Prior to joining Harbor Capital, Mr. Lerner was a
Vice President of Equity and Quantitative Investment Research
and Equity Manager Research for JP Morgan Asset Management.
Before that, he worked as a Research, Portfolio Management
and Quantitative Investment Strategy Associate for JP Morgan
Asset Management. Mr. Lerner began his investment career in
2009.

Justin Menne	2023
Mr. Menne joined Harbor Capital in 2021 as a Portfolio Manager on the Multi-Asset Solutions Team. Prior to joining Harbor
Capital, Mr. Menne was an Associate at JP Morgan Asset
Management. Mr. Menne began his investment Career in 2017.

Jonathan Poynter	2023
Dr. Poynter joined Harbor Capital in 2022 as a Portfolio Manager.
Prior to joining Harbor, Dr. Poynter conducted investment
research of quantitative investment strategies at JP Morgan Asset
Management. Before that, Dr. Poynter worked on the Quantitative
Market Risk team at Morgan Stanley. Dr. Poynter has a PhD
from the University of Bristol in the U.K. in Quantitative Analysis
of Multivariate Chemical Data. Dr. Poynter began his investment career in 2012.

Jake Schurmeier	2023
Mr. Schurmeier joined Harbor Capital in 2021 as a Portfolio
Manager. Prior to joining Harbor Capital, Mr. Schurmeier was a member of the Federal Reserve Bank of New York’s Markets
Group and spent time at the U.S. Department of the Treasury.
Mr. Schurmeier began his investment career in 2015.

87

The Subadvisors

Model Portfolio Providers

Harbor Disruptive Innovation ETF
Each of the Subadvisors below provides a model portfolio to the Advisor, which the Advisor implements at its discretion with respect to a portion of the assets of the Fund. The Advisor is responsible for the day-to-day investment decision making for Harbor Disruptive Innovation ETF.
■
4BIO Partners LLP, located at 48 Warwick St, London W1B 5AW, United Kingdom
■
NZS Capital, LLC, located at 1756 Platt St, Denver, CO 80202
■
Sands Capital Management, LLC, located at 1000 Wilson Boulevard, Suite 3000, Arlington, VA 22209
■
Tekne Capital Management, LLC, located at 509 Madison Avenue, New York, NY 10022
■
Westfield Capital Management Company, L.P., located at One Financial Center, 23rd Floor, Boston, MA 02111
Portfolio Management
The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of shares in the Funds.

Harbor Commodity All-Weather Strategy ETF
Quantix Commodities LP, located at 16 Old Track Road, Suite A, Greenwich, CT 06830, serves as Subadvisor to Harbor Commodity All-Weather Strategy ETF. The portfolio manager is primarily responsible for the day-to-day investment decision making for the Fund.
PORTFOLIO MANAGER	SINCE	PROFESSIONAL EXPERIENCE
Matthew Schwab	2022
Mr. Schwab joined Quantix in 2021 as Head of Investor Solutions.
Prior to joining Quantix, Mr. Schwab was a Managing Director and co-head of Research, Portfolio Management and Portfolio
Construction for the Alternative Investment Strategies group within Quantitative Investment Strategies at Goldman Sachs.
Prior to that, he was Global Head of Systematic Trading in the
Securities Division for Goldman Sachs. Mr. Schwab began his
investment career in 1993.

Harbor Dividend Growth Leaders ETF
Westfield Capital Management Company, L.P. (“Westfield”), located at One Financial Center, 23rd Floor, Boston, MA 02111, serves as Subadvisor to Harbor Dividend Growth Leaders ETF. The portfolio manager is primarily responsible for the day-to-day investment decision making for the Fund.
PORTFOLIO MANAGER	SINCE	PROFESSIONAL EXPERIENCE
William A. Muggia	2022
Mr. Muggia served as Portfolio Manager of the Predecessor Fund from 2013-2022. Mr. Muggia joined Westfield in 1994 and is
the Chief Executive Officer, President, and Chief Investment
Officer leading the Investment Committee. Prior to joining
Westfield, he worked in the Technology Investment Banking
Group at Alex Brown & Sons, where his responsibilities included mergers and acquisitions, restructuring, and spin-offs. Before that, he was a Vice President at Kidder, Peabody & Company.
Mr. Muggia began his investment career in 1983.

88

The Subadvisors

Harbor Energy Transition Strategy ETF
Quantix Commodities LP, located at 16 Old Track Road, Suite A, Greenwich, CT 06830, serves as Subadvisor to Harbor Energy Transition Strategy ETF. The portfolio manager is primarily responsible for the day-to-day investment decision making for the Fund.
PORTFOLIO MANAGER	SINCE	PROFESSIONAL EXPERIENCE
Matthew Schwab	2022
Mr. Schwab joined Quantix in 2021 as Head of Investor Solutions.
Prior to joining Quantix, Mr. Schwab was a Managing Director and co-head of Research, Portfolio Management and Portfolio
Construction for the Alternative Investment Strategies group within Quantitative Investment Strategies at Goldman Sachs.
Prior to that, he was Global Head of Systematic Trading in the
Securities Division for Goldman Sachs. Mr. Schwab began his
investment career in 1993.

Harbor International Compounders ETF
C WorldWide Asset Management Fondsmaeglerselskab A/S (“C WorldWide”), located at Dampfaergevej 26 DK-2100 Copenhagen Denmark, serves as Subadvisor to Harbor International Compounders ETF. The portfolio managers are jointly and primarily responsible for the day-to-day portfolio management of the Fund.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Bo Almar Knudsen	2022
Mr. Knudsen serves as CEO of the Subadvisor and as Portfolio
Manager for the Fund. He has worked with global equities
portfolio management since 1989, including five years at Danske
Bank. Mr. Knudsen was a member of AIMR (CFA)’s global IPC
committee from 1998-2002 and served as the chair of the Danish
Society of Financial Analysts and CFA Denmark from 2002-2008.
He holds an MSc (Econ) in Finance from Aarhus School of
Business supplemented with MBA courses from San Francisco
State University. He has been employed by the Subadvisor since
1994 with the exception of a period between 1998-2001 where
he worked as Head of Equities at Nordea Investment
Management.

Bengt Seger	2022
Mr. Seger serves as Portfolio Manager for the Fund. Mr. Seger has previously worked as an Analyst and Portfolio Manager
at Sparbanken Skåne, and as a Senior Analyst in international equites at Carnegie Investment Bank. He holds a Master’s in
Law and has studied Business Administration and Economics
at the University of Lund. He has been employed by the
Subadvisor since 1988.

Peter O’Reilly	2022
Mr. O’Reilly serves as Portfolio Manager for the Fund. He has previously worked as Head of Global Equities at Investors Group where he was responsible for managing the firm’s global equity portfolios. He has also held investment roles at Royal and Sun
Alliance Asset London, Global Asset Management and AIB
Investment Managers. He holds a BA and MA in Economics
from University College Dublin and is a member of the UK Society of Investment Professionals (CFA). He has been employed by
the Subadvisor since 2018.

Mattias Kolm	2022
Mr. Kolm serves as Portfolio Manager for the Fund. He has
previously worked in Svedala Industri’s finance department where he primarily dealt with cash flow hedging, and at Skandinaviska
Enskilda Banken as a Portfolio Manager. He holds an MSc BA
from the University of Lund and has supplemented his degree
with studies in finance at Stockholm School of Economics. He has been employed by the Subadvisor since 2003.

89

The Subadvisors

Harbor Health Care ETF
Westfield Capital Management Company, L.P. (“Westfield”), located at One Financial Center, 23rd Floor, Boston, MA 02111, serves as Subadvisor to Harbor Health Care ETF. The portfolio managers are primarily responsible for the day-to-day investment decision making of the Fund.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
William A. Muggia	2022
Mr. Muggia joined Westfield in 1994 and is the Chief Executive
Officer, President, and Chief Investment Officer leading the
Investment Committee. Prior to joining Westfield, he worked
in the Technology Investment Banking Group at Alex Brown
& Sons, where his responsibilities included mergers and
acquisitions, restructuring, and spin-offs. Before that, he was a Vice President at Kidder, Peabody & Company. Mr. Muggia
began his investment career in 1983.

Matthew R. Renna	2022
Mr. Renna joined Westfield in 2013 as a member of the Investment
Committee covering the Health Care sector. Prior to joining
Westfield, he was with Vinik Asset Management as a Health
Care Portfolio Manager. His professional experience also includes
Director, SMID Growth Equity team at BlackRock, Inc., Senior
Equity Analyst at RA Capital Management and Director,
Healthcare/Biotechnology at Soleil Securities Corporation,
Neponset Equity Research. Matthew began his career in the
Health Care industry at Merck & Co., before entering equity
research as a Senior Research Associate covering Specialty
Pharmaceuticals at Leerink Swann LLC. Mr. Renna began his
investment career in 2004.

Harbor Long-Short Equity ETF
Disciplined Alpha LLC (“Disciplined Alpha”), located at One Marina Park Drive, Suite 1410, Boston, MA 02210, serves as Subadvisor to Harbor Long-Short Equity ETF. The portfolio manager is primarily responsible for the day-to-day investment decision making of the Fund.
PORTFOLIO MANAGER	SINCE	PROFESSIONAL EXPERIENCE
Kevin Shea, CFA	2023
Mr. Shea serves as CEO of the Subadvisor and as Portfolio
Manager for the Fund. He has previously worked as a Director of Quantitative Research at Cadence Capital, and as a Portfolio
Manager at Batterymarch. Prior to that, he was the CIO and
Founder of DA Capital, and a Portfolio Manager at Invesco.
He holds a BA in Liberal Studies from the University of Notre
Dame, an ALM in Biology from Harvard University, and an
MBA in Finance and International Studies from Boston College.
He has been employed by the Subadvisor since it was founded
in 2013.

Harbor Long-Term Growers ETF
Jennison Associates LLC (“Jennison”), located at 466 Lexington Avenue, New York, NY 10017, serves as Subadvisor to the Fund. The Fund’s portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
The portfolio managers for the Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Blair A. Boyer	2022
Mr. Boyer joined Jennison in 1993 and serves as Managing
Director, Co-Head of Large Cap Growth Equity. Mr. Boyer
co-managed international equity portfolios at Jennison for 10 years before joining the Growth Equity team in 2003. Prior to joining Jennison, Mr. Boyer held various investment roles at
Bleichroeder. Mr. Boyer began his investment career in 1983.

90

The Subadvisors

Harbor Long-Term Growers ETF — continued
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Natasha Kuhlkin, CFA	2022
Ms. Kuhlkin joined Jennison in 2004 and serves as Managing
Director and a Large Cap Growth Equity Portfolio Manager
and Research Analyst. Prior to joining Jennison, Ms. Kuhlkin was an Equity Research Analyst at Palisade Capital Management.
Prior to that, she was an Analyst with Evergreen Investment
Management. Ms. Kuhlkin began her investment career in 1998.

Kathleen A. McCarragher	2022
Ms. McCarragher joined Jennison in 1998 and serves as a
Managing Director, the Head of Growth Equity, and a Large
Cap Growth Equity Portfolio Manager. Prior to joining Jennison,
Ms. McCarragher was a Managing Director and the Director
of Large Cap Growth Equities at Weiss, Peck & Greer. Prior
to that, she held various roles at State Street Research &
Management. Ms. McCarragher began her investment career
in 1982.

Jason T. McManus	2022
Mr. McManus joined Jennison in 1997 and serves as a Managing
Director, the Head of Custom Solutions, and a custom solutions portfolio manager. An employee since 1997, Mr. McManus started as an international research associate before joining the applied research team in 2003. In 2006, he began managing quantitative portfolios and custom solutions for clients. Mr. McManus began his investment career in 1997.

Harbor Scientific Alpha High-Yield ETF
BlueCove Limited (“BlueCove”), located at 10 New Burlington Street, London, W1S 3BE, England, serves as Subadvisor to Harbor Scientific Alpha High-Yield ETF and Harbor Scientific Alpha Income ETF. The portfolio managers are primarily responsible for the day-to-day portfolio management of each Fund.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Benjamin Brodsky, CFA	2021
Mr. Brodsky joined BlueCove in 2018 and is Chief Investment
Officer. He was Co-Chief Investment Officer from 2018 until
2019. Prior to joining BlueCove, Mr. Brodsky was Managing
Director and Deputy Chief Investment Officer of Systematic
Fixed Income at BlackRock. Mr. Brodsky previously held the
role of Global Head of Fixed Income Asset Allocation for Barclays
Global Investors before it merged with BlackRock in 2009.
Mr. Brodsky started his career in 1999 at Salomon Brothers
Asset Management.

Michael Harper, CFA	2021
Mr. Harper joined BlueCove in 2018 and is Head of Portfolio
Management. Prior to joining BlueCove, Mr. Harper was
Managing Director and Head of Core Portfolio Management
at BlackRock (formerly Barclays Global Investors) from 2001
to 2018. While at BlackRock, Mr. Harper was responsible for
building three new investment styles for EMEA and managed
the development of Smart Beta, Factor, and new systematic
strategies.

Benoy Thomas, CFA	2021
Mr. Thomas joined BlueCove in 2018 and is Head of Credit.
Prior to joining BlueCove, Mr. Thomas was a Managing Director in Systematic Fixed Income at BlackRock focusing on Credit
and Capital structure investment strategies. During his 16 years at BlackRock and Barclays Global Investors, Mr. Thomas helped formulate investment insights and improve portfolio management processes. Previously, Mr. Thomas was Assistant Vice President
of Global Markets at JP Morgan from 1999 to 2001.

91

The Subadvisors

Harbor Scientific Alpha High-Yield ETF — continued
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Garth Flannery, CFA	2021
Mr. Flannery joined BlueCove in 2018 and is Head of Asset
Allocation. Prior to joining BlueCove, Mr. Flannery was Director of Fixed Income Beta Research at BlackRock from 2016 to 2018.
Prior to this, Mr. Flannery was a Portfolio Manager and
Researcher in Systematic Fixed Income at BlackRock (formerly
Barclays Global Investors) from 2003 to 2016.

Harbor Scientific Alpha Income ETF
BlueCove Limited (“BlueCove”), located at 10 New Burlington Street, London, W1S 3BE, England, serves as Subadvisor to Harbor Scientific Alpha High-Yield ETF and Harbor Scientific Alpha Income ETF. The portfolio managers are primarily responsible for the day-to-day portfolio management of each Fund.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Benjamin Brodsky, CFA	2021
Mr. Brodsky joined BlueCove in 2018 and is Chief Investment
Officer. He was Co-Chief Investment Officer from 2018 until
2019. Prior to joining BlueCove, Mr. Brodsky was Managing
Director and Deputy Chief Investment Officer of Systematic
Fixed Income at BlackRock. Mr. Brodsky previously held the
role of Global Head of Fixed Income Asset Allocation for Barclays
Global Investors before it merged with BlackRock in 2009.
Mr. Brodsky started his career in 1999 at Salomon Brothers
Asset Management.

Michael Harper, CFA	2021
Mr. Harper joined BlueCove in 2018 and is Head of Portfolio
Management. Prior to joining BlueCove, Mr. Harper was
Managing Director and Head of Core Portfolio Management
at BlackRock (formerly Barclays Global Investors) from 2001
to 2018. While at BlackRock, Mr. Harper was responsible for
building three new investment styles for EMEA and managed
the development of Smart Beta, Factor, and new systematic
strategies.

Garth Flannery, CFA	2021
Mr. Flannery joined BlueCove in 2018 and is Head of Asset
Allocation. Prior to joining BlueCove, Mr. Flannery was Director of Fixed Income Beta Research at BlackRock from 2016 to 2018.
Prior to this, Mr. Flannery was a Portfolio Manager and
Researcher in Systematic Fixed Income at BlackRock (formerly
Barclays Global Investors) from 2003 to 2016.

Benoy Thomas, CFA	2021
Mr. Thomas joined BlueCove in 2018 and is Head of Credit.
Prior to joining BlueCove, Mr. Thomas was a Managing Director in Systematic Fixed Income at BlackRock focusing on Credit
and Capital structure investment strategies. During his 16 years at BlackRock and Barclays Global Investors, Mr. Thomas helped formulate investment insights and improve portfolio management processes. Previously, Mr. Thomas was Assistant Vice President
of Global Markets at JP Morgan from 1999 to 2001.

92

The Subadvisors

C WorldWide International Composite Performance Information
The following table presents the past performance of the C WorldWide International Composite (the “C WorldWide International Composite”). C WorldWide is the Subadvisor to Harbor International Compounders ETF. The C WorldWide International Composite is comprised of all accounts under discretionary management by C WorldWide that have investment objectives, policies and strategies substantially similar to those of the Fund. Returns include the reinvestment of interest, dividends and any other distributions and are presented in U.S. dollars. C WorldWide has prepared and presented the historical performance shown for the C WorldWide International Composite (gross) in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. The gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the C WorldWide International Composite or certain other expenses that would be applicable to exchange-traded funds. To calculate the performance of the C WorldWide International Composite net of expenses, the Advisor applied the estimated net Fund operating expenses payable by the Fund, as disclosed in the “Total Annual Fund Operating Expenses” line item of the Fund’s fee table, in the Fund Summary section. The net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of C WorldWide in managing portfolios with substantially similar investment strategies and techniques to those of the Fund.
The historical performance of the C WorldWide International Composite is not that of Harbor International Compounders ETF and is not indicative of the Fund’s future results. The Fund’s actual performance may vary significantly from the past performance of the C WorldWide International Composite. While the accounts comprising the C WorldWide International Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, not all of the accounts currently comprising the C WorldWide International Composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to the accounts in the C WorldWide International Composite, they may have had an adverse effect on the performance results of the C WorldWide International Composite. However, C WorldWide does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.

C WorldWide International composite*
Average Annual Total Returns for the Periods Ended December 31, 2023:
	1 Year	3 Years	5 Years	Since Inception
C WorldWide International Composite (net)	20.79%	3.83%	12.24%	13.16%
C WorldWide International Composite (gross)	21.46%	4.40%	12.86%	13.79%
MSCI All Country World Ex. U.S. (ND) Index**	15.62%	1.55%	7.08%	6.08%

Calendar Year Total Returns for the Periods Ended December 31:
	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
C WorldWide International Composite (net)	-0.80%	2.37%	-2.44%	32.84%	-16.76%	27.31%	25.04%	9.43%	-15.33%	20.79%
C WorldWide International Composite (gross)	-0.25%	2.93%	-1.91%	33.57%	-16.30%	28.01%	25.73%	10.04%	-14.87%	21.46%
MSCI All Country World Ex. U.S. (ND) Index**	-3.87%	-5.66%	4.50%	27.19%	-14.20%	21.51%	10.65%	7.82%	-16.01%	15.62%

*
This is not the performance of Harbor International Compounders ETF. As of December 31, 2023, the C WorldWide International Composite was composed of 5 accounts, totaling approximately $476 million. The inception date of the C WorldWide International Composite was September 1, 1986. Performance presented prior to January 1, 1997, is from before the Subadvisor adopted the GIPS standards and may not comply with all of the GIPS requirements.
**
The MSCI All Country World Ex. U.S. (ND) Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The benchmark results presented are a combination of two indices. The MSCI World ex USA Index was used prior to December 31, 2000, and the MSCI All Country World Ex. U.S. (ND) Index is used as of January 1, 2001.

93

The Subadvisors

Westfield Health Care Composite Performance Information
The following table presents the past performance of the Westfield Health Care Composite (the “Westfield Composite”). Westfield is the Subadvisor to Harbor Health Care ETF. The Westfield Composite is comprised of all fee-paying accounts under discretionary management by Westfield that have investment objectives, policies and strategies substantially similar to those of the Fund. Returns include the reinvestment of interest, dividends and any other distributions and are presented in U.S. dollars. Westfield has prepared and presented the historical performance shown for the Westfield Composite (gross) in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. The gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the Westfield Composite or certain other expenses that would be applicable to exchange-traded funds. To calculate the performance of the Westfield Composite net of expenses, the Advisor applied the estimated net Fund operating expenses payable by the Fund, as disclosed in the “Total Annual Fund Operating Expenses” line item of the Fund’s fee table, in the Fund Summary section. The net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of Westfield in managing portfolios with substantially similar investment strategies and techniques to those of the Fund.
The historical performance of the Westfield Composite is not that of Harbor Health Care ETF and is not indicative of the Fund’s future results. The Fund’s actual performance may vary significantly from the past performance of the Health Care Composite. While the accounts comprising the Westfield Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, not all of the accounts currently comprising the Westfield Composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to the accounts in the Westfield Composite, they may have had an adverse effect on the performance results of the Westfield Composite. However, Westfield does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.

Westfield composite*
	1 Year	Since Inception
Westfield Composite (net)	24.36%	9.76%
Westfield Composite (gross)	25.36	10.64
Russell 3000® Growth Health Care Index**	12.97	6.43

	Calendar Year Total Returns for the Periods Ended December 31:
	2021	2022	2023
Westfield Composite (net)	10.28%	-13.18%	24.36%
Westfield Composite (gross)	11.16	-12.48	25.36
Russell 3000® Growth Health Care Index	13.81	-14.49	12.97

*
This is not the performance of Harbor Health Care ETF. As of December 31, 2023, the Westfield Composite was composed of 1 account, totaling approximately $5.5 million. The inception date of the Westfield Composite was October 1, 2020.
**
The Russell 3000® Growth Health Care Index is an unmanaged index generally representative of companies involved in medical services or health care in the Russell 3000 Index, which is comprised of the 3,000 largest U.S. companies as determined by total market capitalization. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

94

Shareholder Information

Valuing Fund Shares
Each Fund’s net asset value (“NAV”) per share, is generally calculated each day the NYSE is open for trading as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. The NAV per share is computed by dividing the net assets of a Fund by the number of Fund shares outstanding. The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations.
Shares of a Fund may be purchased through a broker in the secondary market by individual investors at market prices which may vary throughout the day and may differ from NAV.
On holidays or other days when the NYSE is closed, the NAV is not calculated and a Fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which a Fund’s NAV is not calculated. Consequently, a Fund’s portfolio securities may trade and the NAV of the Fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or sell shares of the Fund.
Investments are valued pursuant to valuation procedures approved by the Board of Trustees. The valuation procedures permit the Advisor to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data. As a general matter, accurately fair valuing investments is difficult and can be based on inputs and assumptions that may not always be correct.
Each Fund generally values portfolio securities and other assets for which market quotes are readily available at market value for purposes of calculating the Fund’s NAV. In the case of equity securities, market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on quotes obtained from a quotation reporting system, established market makers, or independent pricing vendors. In the case of fixed income securities and non-exchange traded derivative instruments, fair value is generally determined using prices provided by independent pricing vendors. The prices provided by independent pricing vendors reflect the pricing vendor’s assessment using various market inputs of what it believes are the fair values of the securities at the time of pricing. Those market inputs include recent transaction prices and dealer quotations for the securities, transaction prices for what the independent pricing vendor believes are similar securities and various relationships between factors such as interest rate changes and security prices that are believed to affect the prices of individual securities. Because many fixed income securities trade infrequently, the independent pricing vendor often does not have as a market input, current transaction price information when determining a price for a particular security on any given day. When current transaction price information is available, it is one input into the independent pricing vendor’s evaluation process, which means that the price supplied by the pricing vendor may differ from that transaction price. Short-term fixed income investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Exchange-traded options, futures and options on futures are generally valued at the settlement price determined by the relevant exchange.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from independent pricing vendors. As a result, the NAV of Fund shares may be affected by changes in the value of currencies in relation to the U.S. dollar.
When reliable market quotations or prices supplied by an independent pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are generally priced at their fair value, determined according to fair value pricing procedures adopted by the Board of Trustees. A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations, official closing prices or prices supplied by an independent pricing vendor for the same securities. This means a Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or prices supplied by an independent pricing vendor. The fair value prices used by a Fund may also differ from the prices that the Fund could obtain for those securities if the Fund were to sell those securities at the time the Fund determines its NAV.

Buying and Selling Shares
Each Fund issues and redeems shares only in Creation Units at the NAV per share next determined after receipt of an order from an authorized participant. Authorized participants must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Only authorized participants may acquire shares directly from a Fund, and only authorized participants may tender their shares for redemption directly to a Fund, at NAV. Once created, shares trade in the secondary market in quantities less than a Creation Unit.

95

Shareholder Information

These transactions are made at market prices that may vary throughout the day and may be greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). As a result, you may pay more than NAV when you purchase shares, and receive less than NAV when you sell shares, in the secondary market. If you buy or sell shares in the secondary market, you will generally incur customary brokerage commissions and charges and you may also incur the cost of the spread between the price at which a dealer will buy shares of a Fund and the somewhat higher price at which a dealer will sell shares. Due to such commissions and charges and spread costs, frequent trading may detract significantly from investment returns.
A Fund may impose a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of shares. Information about the procedures regarding creation and redemption of Creation Units and the applicable transaction fees is included in the Statement of Additional Information.

Distribution and Service (12b-1) Fees
Harbor ETF Trust has adopted a distribution plan for each Fund (except Harbor Scientific Alpha High-Yield ETF) in accordance with Rule 12b-1 under the Investment Company Act. Under each plan, the Funds are authorized to pay distribution and service fees to the Distributor for the sale, distribution and servicing of shares. No Rule 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund may cost you more than certain other types of sales charges.

Investing Through a Financial Intermediary
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services, including making shares of a Fund and certain other Harbor funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary or its representatives, are not made by a Fund. Rather, such payments are made by the Advisor or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Harbor fund complex. Payments of this type are sometimes referred to as revenue-sharing payments.
A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary (or its representatives) and its customers and may cause the intermediary to recommend a Fund or other Harbor funds over another investment. See the Statement of Additional Information for more information. Ask your sales representative or visit your financial intermediary’s website for more information.

Book Entry
Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (DTC), or its nominee, is the registered owner of all outstanding shares of the Funds. Your ownership of shares will be shown on the records of DTC and the DTC participant broker-dealer through which you hold the shares. Your broker-dealer will provide you with account statements, confirmations of your purchases and sales, and tax information. Your broker-dealer will also be responsible for distributing income and capital gain distributions and for sending you shareholder reports and other information as may be required.

Frequent Purchases and Redemptions of Shares
Each Fund accommodates frequent purchases and redemptions of Creation Units by authorized participants and does not place a limit on purchases or redemptions of Creation Units by these investors. Each Fund reserves the right, but does not have the obligation, to reject any purchase or redemption transaction (subject to legal and regulatory limits regarding redemption transactions) at any time. In addition, each Fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

Shareholder Actions
With the exception of any claims under the federal securities laws, any suit, action or proceeding brought by or in the right of any shareholder or any person claiming any interest in any Fund shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with, Harbor ETF Trust’s By-Laws or Harbor ETF Trust or any Fund, including any claim of any nature against Harbor ETF Trust, a Fund, the Trustees or officers or employees of Harbor ETF Trust, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court

96

Shareholder Information

for the claims asserted or, if not, then in the Superior Court of the State of Delaware. Any suits, actions or proceedings arising under the federal securities laws shall be exclusively brought in the federal district courts of the United States of America. As a result of these provisions, shareholders may have to bring suit in an inconvenient and less favorable forum. There is a question regarding the enforceability of these provisions since the Securities Act of 1933 and the Investment Company Act of 1940 permit shareholders to bring claims arising from these Acts in both state and federal courts.

Investments by Registered Investment Companies
Section 12(d)(1) of the Investment Company Act restricts investments by registered investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds, with the exception of Harbor Human Capital Factor US Large Cap ETF, Harbor Human Capital Factor US Small Cap ETF, and Harbor Multi-Asset Explorer ETF, beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including the requirement to enter into an agreement with a Fund.

Note to Authorized Participants Regarding Continuous Offering
Certain legal risks may exist that are unique to authorized participants purchasing Creation Units directly from a Fund. Because new Creation Units may be issued on an ongoing basis, at any point a “distribution," as such term is used in the Securities Act of 1933 (the 1933 Act), could be occurring. As a broker-dealer, certain activities that you perform may, depending on the circumstances, result in your being deemed a participant in a distribution, in a manner which could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the 1933 Act.
For example, you may be deemed a statutory underwriter if you purchase Creation Units from a Fund, break them down into individual Fund shares, and sell such shares directly to customers, or if you choose to couple the creation of a supply of new Fund shares with an active selling effort involving solicitation of secondary market demand for Fund shares. A determination of whether a person is an underwriter for purposes of the 1933 Act depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act.
This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, you should note that dealers who are not underwriters but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the 1933 Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. Firms that incur a prospectus-delivery obligation with respect to shares of a Fund are reminded that, under Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange. Certain affiliates of each Fund may purchase and resell Fund shares pursuant to this prospectus.

97

Shareholder and Account Policies

 This Prospectus provides general tax information only. You should consult your tax adviser about particular federal, state, local or foreign taxes that may apply to you.
Dividends, Distributions and Taxes
Each Fund expects to distribute all or substantially all of its net investment income and realized capital gains, if any, each year. Each Fund, except as indicated below, declares and pays any dividends from net investment income and capital gains at least annually in December. Harbor Scientific Alpha High-Yield ETF and Harbor Scientific Alpha Income ETF declare and pay any dividends from net investment income monthly. Harbor Dividend Growth Leaders ETF declares and pays any dividends from net investment income quarterly. Each Fund may also pay dividends and capital gain distributions at other times if necessary, to avoid federal income or excise tax. Each Fund expects distributions, if any, to be from net investment income and/or capital gains. If you purchased your shares in the secondary market, your broker is responsible for distributing the income and capital gains distributions to you.
For U.S. federal income tax purposes, distributions of net long-term capital gains are taxable as long-term capital gains which may be taxable at different rates depending on their source and other factors. Distributions of net short-term capital gains are taxable as ordinary income. Dividends from net investment income are taxable either as ordinary income or, if so reported by a Fund and certain other conditions (including holding period requirements) are met by the Fund and the shareholder, as “qualified dividend income” (“QDI”). QDI is taxable to individual shareholders at a maximum rate of 15% or 20% for U.S. federal income tax purposes (depending on whether the individual’s income exceeds certain threshold amounts). More information about QDI is included in the Funds’ Statement of Additional Information. Since Harbor Scientific Alpha High-Yield ETF’s and Harbor Scientific Alpha Income ETF’s income is derived primarily from sources that do not pay “qualified dividend income,” dividends from the Funds generally will not qualify for taxation at the maximum rate of 15% or 20% U.S. federal income tax rate available to individuals on qualified dividend income. Dividends and capital gains distributions are taxable whether you receive them in cash or reinvest them in additional Fund shares.
Generally, you should avoid investing in a Fund shortly before an anticipated dividend or capital gain distribution. If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. Dividends paid to you may be included in your gross income for tax purposes, even though you may not have participated in the increase in the NAV of the Fund. This is referred to as “buying a dividend.”
When you sell Fund shares, you generally will realize a capital gain or capital loss in an amount equal to the difference between the net amount of the sale proceeds you receive and your tax basis for the shares that you sell or exchange. Character and tax status of distributions will be available to shareholders after the close of each calendar year.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) earned by U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
If you do not provide your correct social security number or other taxpayer identification number, along with certifications required by the Internal Revenue Service (“IRS”), you may be subject to a backup withholding tax, currently at a rate of 24%, on any dividends and capital gain distributions, and any other payments to you. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (or lower applicable treaty rate) on amounts treated as ordinary dividends or otherwise “withholdable payments” from a Fund, as discussed in more detail in the Funds’ Statement of Additional Information.
A note on Harbor Commodity All-Weather Strategy ETF and Harbor Energy Transition Strategy ETF. One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Funds derive at least 90% of their gross income from certain qualifying sources of income. Income and gains from direct investments by a Fund in commodity-related instruments generally would not be treated as qualifying income. The IRS has issued final regulations that generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income if either (A) there is a current-year distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. Based upon these Treasury Regulations, each Fund expects income and gains derived from the Subsidiary to constitute qualifying income.
A Subsidiary generally will not be subject to U.S. federal income tax. Each Subsidiary will, however, be considered a controlled foreign corporation, and the respective Fund will be treated as a “U.S. shareholder” of such Subsidiary. As a result, each Fund will be required to include in its annual income, income earned by the respective Subsidiary during the applicable year, whether or not such income is distributed by the Subsidiary. Furthermore, each Fund will be subject to the distribution requirement applicable to open-end management investment companies on such Subsidiary income, whether or not the Subsidiary actually makes a distribution to the Fund during the taxable year. If a net loss is realized by a Subsidiary, such

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Shareholder and Account Policies

loss is not generally available to offset the income earned by the respective Fund, and such loss would not be carried forward to offset taxable income of the Fund or the Subsidiary in future periods.
Future legislation, Treasury Regulations, court decisions and/or guidance issued by the IRS could limit the circumstances in which income and gains derived from a Subsidiary would be considered qualifying income under Subchapter M of the Code or otherwise affect the character, timing and/or amount of such Fund’s taxable income or any gains and distributions made by the Fund.
If a Fund fails to qualify as a regulated investment company for any taxable year, such Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a regulated investment company, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Taxes on Creations and Redemptions of Creation Units
An authorized participant who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. An authorized participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Authorized participants exchanging securities for Creation Units or redeeming Creation Units should consult their own tax advisers with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.
Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units held as capital assets is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.
If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

Cost Basis
The cost basis of Shares acquired by purchase will generally be based on the amount paid for the Shares subject to adjustments as required by the Internal Revenue Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. The cost basis information for sale transactions is generally required to be reported to the IRS and the shareholders. You may elect to have one of several cost basis methods applied to your account and should consult with your tax adviser regarding your specific situation. You should contact your financial intermediary through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. Total returns represent the rate that a shareholder would have earned/lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). On May 20, 2022, the Westfield Capital Dividend Growth Fund was reorganized into the Harbor Dividend Growth Leaders ETF. Information for the period prior to May 20, 2022 is that of the predecessor fund.
This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ most recent annual report to shareholders, which is available upon request. No financial highlights exist for Harbor Long-Short Equity ETF, which commenced operations on December 4, 2023.

HARBOR COMMODITY ALL-WEATHER STRATEGY ETF (CONSOLIDATED)

	Year Ended October 31, 2023	Period from February 9, 2022[a] through October 31, 2022
Net asset value beginning of period	$20.92	$20.00
Income from Investment Operations
Net investment income/(loss)[b]	0.78	0.04
Net realized and unrealized gain/(loss) on investments	1.18	0.88
Total from investment operations	1.96	0.92
Less Distributions
Dividends from net investment income	(0.14)	—
Total distributions	(0.14)	—
Net asset value end of period	22.74	20.92
Net assets end of period (000s)	$105,728	$63,807
Ratios and Supplemental Data (%)
Total return	9.40%	4.60%[c]
Ratio of total expenses to average net assets	0.68	0.68[d]
Ratio of net investment income/(loss) to average net assets	3.53	0.27[d]

HARBOR DISRUPTIVE INNOVATION ETF

	Year Ended October 31, 2023	Period from December 1, 2021[a] through October 31, 2022
Net asset value beginning of period	$11.43	$20.00
Income from Investment Operations
Net investment income/(loss)[b,e]	(0.06)	(0.02)[e]
Net realized and unrealized gain/(loss) on investments	0.25	(8.55)
Total from investment operations	0.19	(8.57)
Net asset value end of period	11.62	11.43
Net assets end of period (000s)	$25,858	$7,146
Ratios and Supplemental Data (%)
Total return	1.66%	(42.85)%+,c
Ratio of total expenses to average net assets	0.75	0.75[d]
Ratio of net expenses to average net assets	0.75	0.55[d,e]
Ratio of net investment income/(loss) to average net assets	(0.45)	(0.18)[d,e]
Portfolio turnover^	77	71[c]
See page 108 for notes to the Financial Highlights.

101

HARBOR DIVIDEND GROWTH LEADERS ETF

	Year Ended October 31,
	2023	2022(f)	2021	2020	2019
Net asset value beginning of period	$12.34	$16.50	$13.13	$12.33	$11.69
Income from Investment Operations
Net investment income/(loss)[b]	0.24	0.25[e]	0.19[e]	0.17[e]	0.19[e]
Net realized and unrealized gain/(loss) on investments	0.25	(1.28)	4.33	0.85	1.44
Total from investment operations	0.49	(1.03)	4.52	1.02	1.63
Less Distributions
Dividends from net investment income	(0.38)	(0.18)	(0.16)	(0.22)	(0.14)
Distributions from net realized capital gains	(0.47)	(2.95)	(0.99)	—	(0.85)
Total distributions	(0.85)	(3.13)	(1.15)	(0.22)	(0.99)
Net asset value end of period	11.98	12.34	16.50	13.13	12.33
Net assets end of period (000s)	$201,885	$141,675	$156,827	$121,448	$131,791
Ratios and Supplemental Data (%)
Total return	4.05%	(8.48)%+	36.30%+	8.28%+	16.30%+
Ratio of total expenses to average net assets	0.50	0.83	1.05	1.09	1.13
Ratio of net expenses to average net assets	0.50	0.76[e]	0.95[e]	0.95[e]	0.95[e]
Ratio of net investment income/(loss) to average net assets	1.93	1.86[e]	1.25[e]	1.39[e]	1.71[e]
Portfolio turnover^	71	78	62	76	71

HARBOR ENERGY TRANSITION STRATEGY ETF (CONSOLIDATED)

	Year Ended October 31, 2023	Period from July 13, 2022[a] through October 31, 2022
Net asset value beginning of period	$18.98	$20.00
Income from Investment Operations
Net investment income/(loss)[b]	0.48	0.05
Net realized and unrealized gain/(loss) on investments	(4.90)	(1.07)
Total from investment operations	(4.42)	(1.02)
Less Distributions
Dividends from net investment income	(0.13)	—
Total distributions	(0.13)	—
Net asset value end of period	14.43	18.98
Net assets end of period (000s)	$24,537	$21,354
Ratios and Supplemental Data (%)
Total return	(23.46)%	(5.10)%[c]
Ratio of total expenses to average net assets	0.80	0.80[d]
Ratio of net investment income/(loss) to average net assets	2.98	0.74[d]

102

Financial Highlights

HARBOR HEALTH CARE ETF

Period from November 16, 2022[a] through October 31, 2023
Net asset value beginning of period	$19.86
Income from Investment Operations
Net investment income/(loss)[b]	(0.06)
Net realized and unrealized gain/(loss) on investments	1.44
Total from investment operations	1.38
Net asset value end of period	21.24
Net assets end of period (000s)	$4,249
Ratios and Supplemental Data (%)
Total return	6.97%[c]
Ratio of total expenses to average net assets	0.80[d]
Ratio of net investment income/(loss) to average net assets	(0.28)[d]
Portfolio turnover^	133[c]

HARBOR HUMAN CAPITAL FACTOR UNCONSTRAINED ETF

	Year Ended October 31, 2023	Period from February 23, 2022[a] through October 31, 2022
Net asset value beginning of period	$16.02	$19.31
Income from Investment Operations
Net investment income/(loss)[b]	0.07	0.02
Net realized and unrealized gain/(loss) on investments	1.10	(3.31)
Total from investment operations	1.17	(3.29)
Less Distributions
Dividends from net investment income	(0.03)	—
Total distributions	(0.03)	—
Net asset value end of period	17.16	16.02
Net assets end of period (000s)	$9,867	$6,807
Ratios and Supplemental Data (%)
Total return	7.29%	(17.04)%[c]
Ratio of total expenses to average net assets	0.50	0.50[d]
Ratio of net investment income/(loss) to average net assets	0.42	0.16[d]
Portfolio turnover^	81	18[c]
See page 108 for notes to the Financial Highlights.

103

HARBOR HUMAN CAPITAL FACTOR US LARGE CAP ETF

	Year Ended October 31, 2023	Period from October 12, 2022[a] through October 31, 2022
Net asset value beginning of period	$21.78	$19.96
Income from Investment Operations
Net investment income/(loss)[b]	0.28	0.01
Net realized and unrealized gain/(loss) on investments	2.89	1.81
Total from investment operations	3.17	1.82
Less Distributions
Dividends from net investment income	(0.06)	—
Distributions from net realized capital gains	—*	—
Total distributions	(0.06)	—
Net asset value end of period	24.89	21.78
Net assets end of period (000s)	$247,646	$217,246
Ratios and Supplemental Data (%)
Total return	14.61%	9.12%[c]
Ratio of total expenses to average net assets	0.35	0.35[d]
Ratio of net investment income/(loss) to average net assets	1.17	0.98[d]
Portfolio turnover^	22	2[c]

HARBOR HUMAN CAPITAL FACTOR US SMALL CAP ETF

Period from April 12, 2023[a] through October 31, 2023
Net asset value beginning of period	$24.70
Income from Investment Operations
Net investment income/(loss)[b]	0.08
Net realized and unrealized gain/(loss) on investments	(2.17)
Total from investment operations	(2.09)
Net asset value end of period	22.61
Net assets end of period (000s)	$102,865
Ratios and Supplemental Data (%)
Total return	(8.46)%[c]
Ratio of total expenses to average net assets	0.60[d]
Ratio of net investment income/(loss) to average net assets	0.60[d]
Portfolio turnover^	12[c]

104

Financial Highlights

HARBOR INTERNATIONAL COMPOUNDERS ETF

	Year Ended October 31, 2023	Period from September 7, 2022[a] through October 31, 2022
Net asset value beginning of period	$19.46	$19.89
Income from Investment Operations
Net investment income/(loss)[b]	0.27	0.02
Net realized and unrealized gain/(loss) on investments	2.73	(0.45)
Total from investment operations	3.00	(0.43)
Less Distributions
Dividends from net investment income	(0.02)	—
Total distributions	(0.02)	—
Net asset value end of period	22.44	19.46
Net assets end of period (000s)	$20,753	$6,324
Ratios and Supplemental Data (%)
Total return	15.44%	(2.16)%[c]
Ratio of total expenses to average net assets	0.55	0.55[d]
Ratio of net investment income/(loss) to average net assets	1.12	0.57[d]
Portfolio turnover^	17	1[c]

HARBOR LONG-TERM GROWERS ETF

	Year Ended October 31, 2023	Period from February 2, 2022[a] through October 31, 2022
Net asset value beginning of period	$14.45	$19.32
Income from Investment Operations
Net investment income/(loss)[b]	0.01	—*
Net realized and unrealized gain/(loss) on investments	3.14	(4.87)
Total from investment operations	3.15	(4.87)
Less Distributions
Dividends from net investment income	(0.01)	—
Total distributions	(0.01)	—
Net asset value end of period	17.59	14.45
Net assets end of period (000s)	$184,291	$78,726
Ratios and Supplemental Data (%)
Total return	21.82%	(25.22)%[c]
Ratio of total expenses to average net assets	0.57	0.57[d]
Ratio of net investment income/(loss) to average net assets	0.05	0.03[d]
Portfolio turnover^	49	24[c]
See page 108 for notes to the Financial Highlights.

105

HARBOR MULTI-ASSET EXPLORER ETF

Period from September 13, 2023[a] through October 31, 2023
Net asset value beginning of period	$19.99
Income from Investment Operations
Net investment income/(loss)[b,g]	0.03
Net realized and unrealized gain/(loss) on investments	(0.97)
Total from investment operations	(0.94)
Net asset value end of period	19.05
Net assets end of period (000s)	$3,334
Ratios and Supplemental Data (%)
Total return	(4.70)%[c]
Ratio of total expenses to average net assets[g]	0.70[d]
Ratio of net investment income/(loss) to average net assets[g]	1.03[d]
Portfolio turnover^	125[c]

HARBOR SCIENTIFIC ALPHA HIGH-YIELD ETF

	Year Ended October 31, 2023	Year Ended October 31, 2022	Period from September 14, 2021[a] through October 31, 2021
Net asset value beginning of period	$42.50	$49.64	$50.00
Income from Investment Operations
Net investment income/(loss)[b]	3.35	2.34	1.70
Net realized and unrealized gain/(loss) on investments	(0.37)	(6.94)	(2.07)
Total from investment operations	2.98	(4.60)	(0.37)
Less Distributions
Dividends from net investment income	(3.13)	(2.53)	—
Distributions from net realized capital gains	—	(0.01)	—
Total distributions	(3.13)	(2.54)	—
Net asset value end of period	42.35	42.50	49.64
Net assets end of period (000s)	$107,938	$29,838	$34,844
Ratios and Supplemental Data (%)
Total return	7.08%	(9.49)%	(0.72)%[c]
Ratio of total expenses to average net assets	0.48	0.48	0.48[d]
Ratio of net investment income/(loss) to average net assets	7.72	5.13	3.42[d]
Portfolio turnover^	55	114	1[c]

106

Financial Highlights

HARBOR SCIENTIFIC ALPHA INCOME ETF

	Year Ended October 31, 2023	Year Ended October 31, 2022	Period from September 14, 2021[a] through October 31, 2021
Net asset value beginning of period	$41.88	$49.10	$50.00
Income from Investment Operations
Net investment income/(loss)[b]	2.55	1.42	1.00
Net realized and unrealized gain/(loss) on investments	(0.92)	(7.24)	(1.90)
Total from investment operations	1.63	(5.82)	(0.90)
Less Distributions
Dividends from net investment income	(2.16)	(1.40)	—
Total distributions	(2.16)	(1.40)	—
Net asset value end of period	41.35	41.88	49.10
Net assets end of period (000s)	$31,013	$29,314	$34,367
Ratios and Supplemental Data (%)
Total return	3.88%	(12.02)%	(1.80)%[c]
Ratio of total expenses to average net assets	0.50	0.50	0.50[d]
Ratio of net investment income/(loss) to average net assets	6.03	3.15	2.02[d]
Portfolio turnover^	63	124	—[c]
See page 108 for notes to the Financial Highlights.

107

^	Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
*	Less than $0.01
+	The total return would have been lower had management fee not been waived during the period shown.
(a)	Commencement of operations
(b)	Amounts are based on average daily shares outstanding during the period.
(c)	Unannualized
(d)	Annualized
(e)	Reflects the Advisor’s waiver, if any, of its management fee
(f)	On May 20, 2022, the Westfield Capital Dividend Growth Fund was reorganized and converted from a mutual fund into Harbor Dividend Growth Leaders ETF.
(g)
The per share net investment income/(loss) and the ratios of income and expenses to average net assets represents the expenses paid by the Fund but does not include the acquired fund fees and expenses from the underlying funds.

108

Fund Details

Other Harbor funds managed by the Advisor are offered by means of separate prospectuses. To obtain a prospectus for any of the Harbor funds visit our website at harborcapital.com or call 800-422-1050 during normal business hours.

CUSIP NUMBER	TICKER SYMBOL
HARBOR ETF TRUST
Harbor Commodity All-Weather Strategy ETF
41151J505	HGER
Harbor Disruptive Innovation ETF
41151J307	INNO
Harbor Dividend Growth Leaders ETF
41151J703	GDIV
Harbor Energy Transition Strategy ETF
41151J802	RENW
Harbor Health Care ETF
41151J869	MEDI
Harbor Human Capital Factor Unconstrained ETF (formerly, Harbor Corporate Culture Leaders ETF)
41151J604	HAPY
Harbor Human Capital Factor US Large Cap ETF (formerly, Harbor Corporate Culture ETF)
41151J877	HAPI
Harbor Human Capital Factor US Small Cap ETF (formerly, Harbor Corporate Culture Small Cap ETF)
41151J851	HAPS
Harbor International Compounders ETF
41151J885	OSEA
Harbor Long-Short Equity ETF
41151J828	LSEQ
Harbor Long-Term Growers ETF
41151J406	WINN
Harbor Multi-Asset Explorer ETF
41151J836	MAPP
Harbor Scientific Alpha High-Yield ETF
41151J109	SIHY
Harbor Scientific Alpha Income ETF
41151J208	SIFI

Updates Available
For updates on the Funds following the end of each calendar quarter, please visit our website at harborcapital.com.

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111

For more information
For investors who would like more information about the Funds, the following documents are available upon request:
Annual/Semi-Annual Reports
Additional information about each Fund’s investments is available in the Funds' annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about each Fund and is incorporated into this prospectus by reference and therefore is legally part of this prospectus.
This prospectus is not an offer to sell securities in places other than the United States, its territories, and those countries where shares of a Fund are registered for sale.
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
484-320-6239
Shareholder Inquiries
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Obtain Documents
Free copies of the annual and semi-annual reports, the SAI, and other information about the Funds are available:
harborcapital.com
800-422-1050
Harbor ETF Trust P.O. Box 804660 Chicago, IL 60680-4108
Investors may get text-only copies:
sec.gov
publicinfo@sec.gov (for a fee)
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Donna J. Dean
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Douglas J. Skinner
Trustee
Ann M. Spruill
Trustee
Landis Zimmerman
Trustee
Diana R. Podgorny
Chief Legal Officer and
Chief Compliance Officer

Richard C. Sarhaddi
Deputy Chief Compliance Officer
and Vice President
John M. Paral
Treasurer
Gregg M. Boland
Vice President and
AML Compliance Officer
Kristof M. Gleich
Vice President
Diane J. Johnson
Vice President
Lora A. Kmieciak
Vice President
Meredyth A. Whitford-Schultz
Secretary
Lana M. Lewandowski
Assistant Secretary
Meredith S. Dykstra
Assistant Secretary

Investment Company Act File No. 811-23661
ETF.P.0324

111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
harborcapital.com

STATEMENT OF ADDITIONAL INFORMATION – March 1, 2024

Harbor ETF Trust (“Harbor” or the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and includes the following series (individually or collectively referred to as a “Fund” or the “Funds”):
Fund	Principal U.S. Listing Exchange	Ticker
Harbor Commodity All-Weather Strategy ETF	NYSE	HGER
Harbor Disruptive Innovation ETF	NYSE Arca, Inc.	INNO
Harbor Dividend Growth Leaders ETF	NYSE	GDIV
Harbor Energy Transition Strategy ETF	NYSE Arca, Inc.	RENW
Harbor Health Care ETF	NYSE Arca, Inc.	MEDI
Harbor Human Capital Factor Unconstrained ETF (formerly, Harbor Corporate Culture Leaders ETF)	NYSE Arca, Inc.	HAPY
Harbor Human Capital Factor US Large Cap ETF (formerly, Harbor Corporate Culture ETF)	NYSE Arca, Inc.	HAPI
Harbor Human Capital Factor US Small Cap ETF (formerly, Harbor Corporate Culture Small Cap ETF)	NYSE Arca, Inc.	HAPS
Harbor International Compounders ETF	NYSE Arca, Inc.	OSEA
Harbor Long-Short Equity ETF	NYSE Arca, Inc.	LSEQ
Harbor Long-Term Growers ETF	NYSE	WINN
Harbor Multi-Asset Explorer ETF	NYSE Arca, Inc.	MAPP
Harbor Scientific Alpha High-Yield ETF	NYSE Arca, Inc.	SIHY
Harbor Scientific Alpha Income ETF	NYSE Arca, Inc.	SIFI
Additional funds may be created by the Funds’ Board of Trustees (the “Board of Trustees” or the “Trustees”) from time to time. Harbor Capital Advisors, Inc. (the “Advisor”) serves as investment adviser with respect to the Funds, and may employ one or more subadvisors (each, a “Subadvisor”), in managing the Funds, as described in the applicable prospectus.
This Statement of Additional Information is not a prospectus, but provides additional information that should be read in conjunction with the Prospectus of the Funds dated March 1, 2024, as amended or supplemented from time to time. Additional information about each Fund’s investments is available at harborcapital.com or in the respective Fund’s Annual and Semi-Annual reports to shareholders. Investors can obtain free copies of the Prospectus and the Statement of Additional Information, the Annual Reports, which contain the Funds’ audited financial statements, the Semi-Annual Reports, request other information and discuss their questions about the Funds by calling 800-422-1050, by writing to Harbor ETF Trust at 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302 or by visiting our website at harborcapital.com. The financial statements of the Funds (except as noted below) as of and for the period ended October 31, 2023 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are incorporated by reference in this Statement of Additional Information. No audited financial statements exist for Harbor Long-Short Equity ETF, which launched December 4, 2023.

ADDITIONAL POLICIES AND INVESTMENT TECHNIQUES

Each Fund is an exchange-traded fund that issues and redeems shares on a continuous basis at net asset value per share (“NAV”) in aggregations of a specified number of shares called “Creation Units.” Creation Units are issued in exchange for portfolio securities and/or cash. Shares are listed and traded on an exchange. Shares trade in the secondary market at market prices that may differ from the shares’ NAV. Shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, and in exchange for portfolio securities and/or cash. Shareholders who are not Authorized Participants (as defined herein), therefore, will not be able to purchase or redeem shares directly with or from a Fund. Instead, most shareholders who are not Authorized Participants will buy and sell shares in the secondary market through a broker.
Each Fund is a diversified (except for Harbor Commodity All-Weather Strategy ETF, Harbor Energy Transition Strategy ETF, Harbor Health Care ETF, Harbor International Compounders ETF and Harbor Long-Term Growers ETF, which are non-diversified) management investment company that has its own investment objective that it pursues through separate investment policies, as described in the Prospectus and below. The following discussion elaborates on the presentation of certain of the Funds’ investment policies contained in the Prospectus.
A Fund may temporarily depart from its normal investment policies and strategies when the Fund’s Subadvisor and/or the Advisor, as applicable, believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Funds investment objective. For instance, a Fund may invest beyond its normal limits in derivatives or exchange traded funds that are consistent with the Fund‘s investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one Subadvisor to another or receives large cash flows that it cannot prudently invest immediately.
In addition, each Fund except those whose investment objective is to track an index may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments— in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

80% Requirement
Certain Funds are subject to an 80% investment policy, as set forth in its prospectus. The Fund need not sell non-qualifying securities that appreciated in value in order to bring its investments in compliance with the 80% requirement. However, any future investments must be made in a manner to bring the Fund’s investments in compliance with the 80% requirement. This policy may be changed by the Fund upon 60 days’ advanced notice to the shareholders.
The market value of derivatives that have economic characteristics similar to the investments included in a Fund’s 80% policy will be counted for purposes of this policy.

1

Investment Policies

✓ Applicable	Harbor Commodity All-Weather Strategy ETF	Harbor Disruptive Innovation ETF	Harbor Dividend Growth Leaders ETF	Harbor Energy Transition Strategy ETF	Harbor Health Care ETF	Harbor Human Capital Factor Unconstrained ETF	Harbor Human Capital Factor US Large Cap ETF	Harbor Human Capital Factor US Small Cap ETF
Asset-Backed Securities
Below Investment-Grade Fixed Income Securities
Borrowing	✓	✓	✓	✓	✓	✓	✓	✓
Brady Bonds
Cash Equivalents	✓	✓	✓	✓	✓	✓	✓	✓
Collateralized Debt Obligations
Common Stocks		✓	✓		✓	✓	✓	✓
Convertible Securities		✓	✓		✓	✓	✓	✓
Cybersecurity Risks	✓	✓	✓	✓	✓	✓	✓	✓
Delayed Funding and Revolving Credit Facilities
Derivative Instruments	✓	✓	✓	✓	✓	✓	✓	✓
Duration	✓
ESG Integration				✓		✓	✓
Event-Linked Exposure
Fixed Income Securities	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Currency Transactions		✓	✓	✓	✓
Foreign Securities		✓	✓	✓	✓	✓	✓	✓
Forward Commitments and When-Issued Securities		✓	✓		✓
Hybrid Instruments
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓	✓
Inflation-Indexed Bonds
Initial Public Offering	✓	✓	✓	✓	✓	✓	✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓
Investments in Wholly Owned Subsidiary	✓			✓
Large Capitalization Companies
Liquidation of Funds	✓	✓	✓	✓	✓	✓	✓	✓
Loan Originations, Participations and Assignments
Municipal Bonds
Non-Diversified Status	✓			✓	✓
Partnership Securities		✓	✓		✓
Preferred Stocks		✓	✓		✓
Real Estate Investment Trusts		✓	✓		✓
Regulatory Risk and Other Market Events	✓	✓	✓	✓	✓	✓	✓	✓
Repurchase Agreements		✓	✓		✓	✓	✓	✓
Restricted Securities		✓	✓		✓
Reverse Repurchase Agreements			✓		✓
Rights and Warrants		✓	✓		✓	✓	✓	✓
Securities Lending	✓	✓	✓	✓	✓	✓	✓	✓
Short Sales		✓			✓
Small to Mid Companies		✓	✓		✓	✓	✓	✓
Sovereign Debt Obligation		✓	✓		✓	✓	✓	✓
Special Purpose Acquisition Companies		✓
Structured Products			✓
Trust-Preferred Securities		✓
U.S. Government Securities	✓	✓	✓	✓	✓	✓	✓	✓
Variable and Floating Rate Securities	✓	✓	✓	✓	✓
Variable Interest Entities
Exchange Listing and Trading	✓	✓	✓	✓	✓	✓	✓	✓

2

Investment Policies

✓ Applicable	Harbor International Compounders ETF	Harbor Long-Short Equity ETF	Harbor Long-Term Growers ETF	Harbor Multi-Asset Explorer ETF	Harbor Scientific Alpha High-Yield ETF	Harbor Scientific Alpha Income ETF
Asset-Backed Securities				✓	✓	✓
Below Investment-Grade Fixed Income Securities				✓	✓	✓
Borrowing	✓	✓	✓	✓	✓	✓
Brady Bonds				✓	✓	✓
Cash Equivalents	✓	✓	✓	✓	✓	✓
Collateralized Debt Obligations				✓	✓	✓
Common Stocks	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓
Cybersecurity Risks	✓	✓	✓	✓	✓	✓
Delayed Funding and Revolving Credit Facilities				✓	✓	✓
Derivative Instruments	✓	✓	✓	✓	✓	✓
Duration				✓	✓	✓
ESG Integration	✓		✓		✓	✓
Event-Linked Exposure				✓	✓	✓
Fixed Income Securities	✓	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓	✓	✓
Forward Commitments and When-Issued Securities	✓	✓	✓	✓	✓	✓
Hybrid Instruments				✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓
Inflation-Indexed Bonds				✓	✓	✓
Initial Public Offering	✓		✓	✓	✓	✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓
Investments in Wholly Owned Subsidiary
Large Capitalization Companies		✓
Liquidation of Funds	✓	✓	✓	✓	✓	✓
Loan Originations, Participations and Assignments				✓	✓	✓
Municipal Bonds				✓	✓	✓
Non-Diversified Status	✓		✓
Partnership Securities	✓	✓	✓	✓
Preferred Stocks	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts	✓	✓	✓	✓
Regulatory Risk and Other Market Events	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓
Restricted Securities	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements		✓		✓	✓	✓
Rights and Warrants	✓	✓	✓	✓	✓	✓
Securities Lending	✓	✓	✓	✓	✓	✓
Short Sales		✓	✓	✓	✓	✓
Small to Mid Companies	✓	✓	✓	✓
Sovereign Debt Obligation	✓	✓	✓	✓	✓	✓
Special Purpose Acquisition Companies				✓
Structured Products				✓	✓	✓
Trust-Preferred Securities	✓	✓	✓	✓	✓	✓
U.S. Government Securities	✓	✓	✓	✓	✓	✓
Variable and Floating Rate Securities	✓	✓	✓	✓	✓	✓
Variable Interest Entities	✓			✓
Exchange Listing and Trading	✓	✓	✓	✓	✓	✓

The investment policies below are applicable to each Fund as indicated in the preceding table. Unless otherwise noted, each Fund may make the types of investments, and is subject to the types of risks, described in each applicable investment policy. Harbor Multi-Asset Explorer ETF may have exposure to the instruments, techniques and risks described below either directly or indirectly through an investment in an underlying fund.

3

Investment Policies

Asset-Backed Securities
Permitted investments include asset-backed securities and in securities that represent individual interests in pools of consumer loans and trade receivables similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a collateralized mortgage obligation (“CMO”) structure). Although the collateral supporting asset-backed securities generally is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time. Payments of principal and interest typically are supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower’s other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, a Fund may experience losses or delays in receiving payment.
Other types of mortgage-backed and asset-backed securities may be developed in the future, and a Fund may invest in them if the relevant Fund’s Subadvisor and/or the Advisor, as applicable, determines they are consistent with the Fund’s investment objectives and policies.
Asset-backed securities entail certain risks not presented by mortgage-backed securities. Asset-backed securities do not have the benefit of the same type of security interest in the related collateral. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.
In a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.
Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Below Investment-Grade Fixed Income Securities
Below investment-grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these securities may be highly speculative and have poor prospects for reaching investment-grade standing. Below investment-grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities may be subject to greater price volatility due to such factors as corporate developments, interest rate sensitivity, negative perceptions of the high-yield markets generally and limited secondary market liquidity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.
The market values of high-yield, fixed income securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high-yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers’ inability to meet specific projected business forecasts. These below investment-grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the high-yield bond market and investor perceptions regarding lower rated securities, whether or not based on the Fund’s fundamental analysis, may depress the prices for such securities.

4

Investment Policies

Below Investment-Grade
Fixed Income
Securities — Continued
Since investors generally perceive that there are greater risks associated with below investment-grade securities of the type in which the Fund invests, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility.
Another factor which causes fluctuations in the prices of fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s net asset value.
The risk of loss from default for the holders of high-yield, fixed income securities is significantly greater than is the case for holders of other debt securities because such high-yield, fixed income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.
The secondary market for high-yield, fixed income securities is dominated by institutional investors, including mutual fund portfolios, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher rated securities. In addition, the trading volume for high-yield, fixed income securities is generally lower than that of higher rated securities and the secondary market for high-yield, fixed income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund’s ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund’s net asset value. A less liquid secondary market may also make it more difficult for a Fund to obtain precise valuations of the high-yield securities in its portfolio.
Federal legislation could adversely affect the secondary market for high-yield securities and the financial condition of issuers of these securities. The form of any proposed legislation and the probability of such legislation being enacted is uncertain.
Below investment-grade or high-yield, fixed income securities also present risks based on payment expectations. High-yield, fixed income securities frequently contain “call” or “buy-back” features, which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, a Fund may have to replace such security with a lower yielding security, resulting in a decreased return for investors. A Fund may also incur additional expenses to the extent that it is required to seek recovery upon default in the payment of principal or interest on a portfolio security.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of below investment-grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as preliminary indicators of investment quality. Investments in below investment-grade and comparable unrated obligations will be more dependent on each Subadvisor’s credit analysis than would be the case with investments in investment-grade debt obligations. Each Fund’s Subadvisor employs their own credit research and analysis, which may include a study of an issuer’s existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. Each Fund’s Subadvisor monitors the investments in each Fund’s portfolio and evaluate whether to dispose of or to retain below investment-grade and comparable unrated securities whose credit quality may have changed. There can be no assurance that the Fund’s Subadvisor’s analysis will be accurate or complete. A Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers or reference obligors in its portfolio.
There are special tax considerations associated with investing in bonds, including high-yield bonds, structured as zero coupon or payment-in-kind securities. For example, a Fund is required to report the accrued interest on these securities as current income each year even though it may receive no cash interest until the security’s maturity or payment date. The Fund may be required to sell some of its assets to obtain cash to distribute to shareholders in order to satisfy the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to such accrued interest. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

5

Investment Policies

Borrowing
Borrowing is permitted for temporary administrative or emergency purposes and this borrowing may be unsecured. Borrowing may exaggerate the effect on any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Brady Bonds
Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by Nicholas P. Brady, former U.S. Secretary of the Treasury. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by a Fund will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Cash Equivalents
Cash equivalents include short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities). The Fund may also invest in obligations of domestic and/or foreign banks, which include certificates of deposit, bankers’ acceptances and fixed time deposits. The Fund may also invest in obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation (“FDIC”). Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of further political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.
The Fund may also invest in commercial paper that at the date of investment is rated at least A-1 by S&P, P-1 by Moody’s or F-1 by Fitch Ratings or, if not rated, is issued or guaranteed as to payment of principal and interest by companies that at the date of investment have an outstanding debt issue rated AA or better by S&P or equivalently rated by Moody’s or Fitch Ratings; short-term corporate obligations that at the date of investment are rated AA or better by S&P or equivalently rated by Moody’s or Fitch Ratings, and other debt instruments, including unrated instruments, determined to be of comparable high quality and liquidity.
The Fund may hold cash and invest in cash equivalents pending investment of proceeds from new sales or to meet ordinary daily cash needs.

Collateralized Debt Obligations
Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a security issued by a trust that is backed by a diversified pool of high risk, below investment-grade fixed income securities. A CLO is a security issued by a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans.

6

Investment Policies

Collateralized Debt
Obligations — Continued
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities and can be rated investment-grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, and aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for transactions under Rule 144A of the 1933 Act. In addition to the normal risks associated with fixed income securities securities discussed elsewhere in this SAI and the Fund’s prospectus (i.e., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to, the possibility that: (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. These risks have recently led to actual defaults and market losses on CDOs known as “structured investment vehicles” or “SIVs.”

Common Stocks
Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. Common stock usually carries with it the right to vote and frequently, an exclusive right to do so.

Convertible Securities
Convertible securities are bonds, preferred stocks and other securities that normally pay a fixed rate of interest or dividend and give the owner the option to convert the security into common stock. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuer, the price will also change based on the price of the underlying stock. While convertible securities generally have less potential for gain than common stock, their income provides a cushion against the stock price’s decline. They generally pay less income than non-convertible bonds.
CONTINGENT CONVERTIBLE INSTRUMENTS
Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:
■
Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.
■
Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos (such as a Fund) against the issuer with respect to or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a trigger, each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.
■
Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

7

Investment Policies

Cybersecurity Risks
As the use of technology increases, the Fund may be more susceptible to operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Cyber attacks include, among other things, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data.
Cybersecurity breaches affecting the Fund, the Trust, the Advisor, the Subadvisor, if applicable, custodian, transfer agent, other third-party service providers, intermediaries and others may adversely impact the Fund and its shareholders. A cybersecurity breach may cause disruptions and impact the Fund’s business operations, which could potentially result in financial losses, inability to determine the Fund’s net asset value, impediments to trading, reputational damage, the inability of shareholders to transact business, violation of applicable law, regulatory penalties and/or fines, and compliance and other costs. Indirect cybersecurity breaches at third-party service providers, intermediaries, trading counterparties, governmental and other regulatory authorities, and exchange and other financial market operators may subject the Fund’s shareholders to the same risks associated with direct cybersecurity breaches. Further, indirect cybersecurity breaches at an issuer of securities in which the Fund invests may similarly negatively impact the Fund’s shareholders because of a decrease in the value of these securities.
The Trust has established policies and procedures designed to reduce the risks associated with cybersecurity breaches and other operational disruptions. However, there is no guarantee that such efforts will succeed, especially since the Trust does not directly control the cybersecurity systems of issuers or third-party service providers. There is a risk that cybersecurity breaches will not be detected. In addition, there are inherent limitations to these policies and procedures and certain risks may not yet be identified and new risks may emerge in the future. The Fund and its shareholders could be negatively impacted as a result of any cybersecurity breaches or operational disruptions.

Delayed Funding and Revolving Credit Facilities
Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).
The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans, and revolving credit facilities for which there is no readily available market, as illiquid for purposes of the limitation on illiquid investments. Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of each Fund’s investment restriction relating to the lending of funds or assets by a Fund.

Derivative Instruments
Derivative instruments are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract either entered into between two parties (unlike a stock or a bond) or traded on an exchange and subject to central clearing. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments.
A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by the Fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every Fund investment also involves a risk that the expectations of the Subadvisor and/or Advisor, as applicable, will be wrong. Transactions in derivative instruments often enable the Fund to take investment positions that more precisely reflect the expectations of the Subadvisor and/or Advisor, as applicable, concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investments in conventional securities.

8

Investment Policies

Derivative Instruments —
Continued
Derivative contracts include options, futures contracts and swap agreements. The principal risks associated with derivative instruments are:
■
Market Risk: The risk that the instrument will decline in value or that an alternative investment would have appreciated more, but this is similar to the risk of investing in conventional securities.
■
Leverage And Associated Price Volatility: Leverage causes increased volatility in the price of the derivative and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.
■
Counterparty Credit Risk: The use of an over-the-counter derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. For example, in an option contract, this involves the risk to the option buyer that the writer will not buy or sell the underlying asset as agreed. In general, counterparty risk can be reduced by having an organization with extremely good credit act as an intermediary between the two parties. Currently, some derivatives such as certain interest rate swaps and certain credit default index swaps are subject to central clearing. Central clearing is expected to reduce counterparty credit risk, but central clearing does not make derivatives risk-free.
■
Liquidity And Valuation Risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced generally with as much accuracy as conventional securities. Derivative instruments that are custom-designed to meet the specialized investment needs of a relatively narrow group of institutional investors, may be less liquid and more difficult to value. Derivatives also can create the risk that a Fund will need to make ongoing margin and settlement payments required under the transaction.
■
Correlation Risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.
■
Operational Risk: The risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error.
■
Legal Risk: The risk that there is insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a contract.
Rule 18f-4 prescribes parameters for the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies. Rule 18f-4 requires the Fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless the Fund satisfies a “limited derivatives users” exception. When the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether the Fund satisfies the limited derivatives users exception, but for portfolios subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with Rule 18f-4 regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. In addition, under Rule 18f-4, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with Rule 18f-4. Furthermore, the Fund is permitted to enter into an unfunded commitment agreement if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.

9

Investment Policies

Derivative Instruments —
Continued
These requirements may limit the ability of the Fund to use derivatives, reverse repurchase agreements and similar financing transactions, when-issued, delayed delivery and forward commitment transactions, and unfunded commitment agreements as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
OPTIONS TRANSACTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
Options Transactions. Options on currencies may be used for cross-hedging purposes and to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. Each Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.
Writing Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.
The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.
The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.
The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund’s portfolio securities.
Options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Subadvisor and/or Advisor, as applicable,. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose

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Continued
certain other sanctions. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses. Position limits adopted by the CFTC may limit the Funds’ ability to obtain indirect exposure to commodities through commodity futures contracts and related options or may increase the cost of such exposure.
Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts. The Fund may also purchase and write call and put options on futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies, commodities and commodity indices and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission (“CFTC”).
A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments, currencies, commodities or indices for an agreed price for a designated period (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.
Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions (same exchange, underlying security or index, and delivery months) that may result in a profit or a loss. While futures contracts on securities, currency or commodities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities, currency or commodities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date. The Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market and there is no assurance that a portfolio manager will be able to close out its position when the Subadvisor and/or Advisor, as applicable, considers it appropriate or desirable to do so. In the event of adverse price movements, the Fund may be required to continue making daily cash payments to maintain its required margin. If the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the Subadvisor and/or Advisor, as applicable, would not otherwise elect to do so. In addition, the Fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. Certain of the Funds that enter into commodity futures contracts may do so through the London Metal Exchange (LME). LME futures may be cash settled or physically settled. For the LME futures that are cash settled, both profits and losses (if any) are exchanged between the clearing corporation and members daily. However, for the LME futures that are physically settled, losses (if any) are realized daily between the clearing corporation and members, but profits (if any) are only realized at the end of the futures contract. As a result, LME physically settled futures are often referred to as “forwards” rather than futures.
Options On Futures Contracts. Except as noted above, the Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
Risks Associated With Options Transactions, Futures Contracts and Options on Futures Contracts. The writing and purchase of futures contracts and options on futures is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of futures contracts and options on futures depends in part on the Subadvisor and/or Advisor, as applicable,’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the futures contracts or options and the relevant securities or currency or other markets.

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Continued
Transactions in futures contracts and options on futures involve brokerage costs and require margin deposits.
While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates, among other things, may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.
Perfect correlation between the Fund’s futures positions and portfolio positions may be impossible to achieve. In the event of an imperfect correlation between a futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.
There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded futures contract or option on a futures contract or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies. The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price.
The CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. The Advisor and/or Subadvisor, as applicable, will need to consider whether the exposure created under these contracts might exceed the applicable limits in managing the Fund, and the limits may constrain the ability of the Fund to use such contracts.
SWAPS, CAPS, FLOORS AND COLLARS
Harbor Scientific Alpha High-Yield ETF and Harbor Scientific Alpha Income ETF may enter into swaps, caps, floors, and collars for hedging purposes or to seek to increase total return. Each of Harbor Commodity All-Weather Strategy ETF and Harbor Energy Transition Strategy ETF may enter into swaps, caps, floors and collars to seek to achieve its investment objective. For purposes of other investment policies and restrictions, the Fund may value derivative instruments at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value). For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Most types of over-the-counter swap agreements entered into by the Fund will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under an over-the-counter swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Certain types of swaps are exchange-traded and subject to clearing. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps.
The Fund may from time to time combine swaps with options. Interest rate swaps involve the exchange of respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser,

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Continued
to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.
Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.
Each Fund may enter into swap transactions for the purpose of achieving the approximate economic equivalent of a purchase or sale of foreign equity securities (to the extent the investment policies for such fund otherwise permits it to purchase foreign equity securities) when the Fund is not able to purchase or sell foreign equity securities directly because of administrative or other similar restrictions, such as the need to establish an account with a local sub-custodian prior to purchase or sale, applicable to U.S. mutual funds in that local market.
The Fund may invest in loan originations, participations or assignments; mortgage- and asset-backed securities; options, futures contracts and options on futures contracts; foreign currency transactions; or other derivative instruments, to the extent permitted in the Fund’s prospectus or this Statement of Additional Information, notwithstanding that such securities and/or instruments may be considered swaps under the Dodd-Frank Wall Street Reform and Consumer Protection Act.
Credit Default Swaps. Harbor Scientific Alpha High-Yield ETF and Harbor Scientific Alpha Income ETF may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation or the net cash-settlement amount. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value.
OTHER RISKS ASSOCIATED WITH DERIVATIVES
Risks Associated with Commodity Derivatives. There are several additional risks associated with transactions in commodity futures contracts and other commodity derivatives.
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Storage Risk. Unlike the financial derivatives markets, in certain commodity derivatives markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity derivative will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in a derivative on that commodity, the value of the derivative may change proportionately.
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Reinvestment Risk. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
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Other Economic Factors. The commodities that underlie commodity derivatives may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result

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Investment Policies

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Continued
of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.
Hedging And Other Strategies. The Fund will engage in futures and related options and other derivatives transactions either for bona fide hedging purposes or to seek to increase total return. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts or other derivatives. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts or other derivatives, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies or other currency derivatives.
The Fund may, for example, take a “short” position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if, among other reasons, there is an established historical pattern of correlation between the two currencies.
When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the derivatives position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the derivatives position.
On other occasions, the Fund may take a “long” position by purchasing derivatives. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase derivatives as a substitute for transactions in securities, commodities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities or commodities market or currency.
Commodity Pool Operator Status. The Advisor is registered as a “commodity pool operator” with respect to certain of the Funds under the Commodity Exchange Act, as amended (“CEA”) and is a member of the National Futures Association. However, the Advisor with respect to the other Funds, has filed a notice of eligibility with the National Futures Association to claim an exclusion from the definition of the term CPO under the CEA, and, therefore, the Advisor is not subject to registration or regulation as a CPO under the CEA and the rules thereunder with respect to such Funds. Because the Advisor intends to operate the Funds in a manner that would permit each to continue to remain eligible for the exclusion, each of the Funds will be limited in its ability to use certain financial instruments regulated under the CEA, including futures contracts and options on futures contracts, which may adversely impact a Fund’s return. In the event the Advisor becomes unable to rely on the exclusion and operates the Fund subject to CFTC regulation, the Fund may incur additional expenses.

Duration
Duration is a measure of average maturity that was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. Duration can be one of the characteristics used in security selection for a fixed income fund. Harbor Scientific Alpha High-Yield ETF and Harbor Scientific Alpha Income ETF do not focus on securities with a particular duration.
Most debt obligations provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s “term-to-maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment and doesn’t take into account the pattern of the security’s payments prior to maturity. Duration is a measure of the average life of a fixed income security on a present value basis. Duration is computed by calculating the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), and weighing them by the present values of the cash to be received at each future

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Duration — Continued
point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security. Conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.
Generally speaking, if interest rates move up by 100 basis points, the value of a fixed income security with a five-year duration will decline by five points. If the fixed income security’s duration was three years, it would decline by three points; two years — two points; and so on. To the extent a Fund is invested in fixed income securities, the value of the Fund’s portfolio will decrease in a similar manner given the conditions illustrated above.
Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen the portfolio duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

ESG Integration
The incorporation of environmental, social and/or governance (“ESG”) considerations in the investment process may cause a Fund to make different investments for the Fund than funds that have a similar investment universe and/or investment style but that do not incorporate such considerations in their investment strategy or processes. Additionally, the Fund’s relative investment performance may be affected depending on whether such investments are in or out of favor with the market.
The Fund’s Subadvisor is dependent on available information to assist in the ESG evaluation process, and, because there are few generally accepted standards to use in evaluation, the process employed for the Fund may differ from processes employed for other funds.
The Fund may seek to identify companies that reflect certain ESG considerations, but investors may differ in their views of what constitutes positive or negative ESG-related outcomes. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor.

Event-Linked Exposure
Event-linked exposure may be obtained by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the nonoccurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose all or a portion of its entire principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory or optional at the discretion of the issuer in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including, but not limited to, issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Fixed Income Securities
Corporate and foreign governmental debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Except to the extent that values are independently affected by currency exchange rate fluctuations, when interest rates decline, the value of fixed income securities can generally be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. The Fund’s Subadvisor and/or Advisor, as applicable, will consider both credit risk and market risk in making investment decisions for the Fund.

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Investment Policies

Foreign Currency Transactions
The value of investments in securities denominated in foreign currencies and the value of dividends and interest earned may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Fund. Foreign currency exchange transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward contracts to purchase or sell foreign currencies. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.
Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and commissions are not typically charged for trades. Although foreign exchange dealers do not generally charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.
Harbor Scientific Alpha High-Yield ETF and Harbor Scientific Alpha Income ETF may enter into forward foreign currency exchange contracts for non-hedging purposes, such as to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
A contract for the purchase or sale of a security denominated in a foreign currency may be entered into in order to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss. Such loss would result from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.
When the Subadvisor and/or Advisor, as applicable, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars that approximates the value of some or all of the relevant Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.
Harbor Scientific Alpha High-Yield Fund and Harbor Scientific Alpha Income Fund may engage in cross-hedging by using foreign contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Fund’s Advisor/Subadvisor determines, for example, that there is a pattern of correlation between the two currencies. These practices may be limited by the requirements for qualification of the Funds as a regulated investment company for tax purposes. The Funds may also purchase and sell forward contracts for non-hedging purposes when each Fund’s Subadvisor anticipates that the foreign currency will appreciate or depreciate in value but that securities in that currency do not present attractive investment opportunities and are not held in the Fund’s portfolio.
When foreign currency exchange contracts are used for hedging purposes, a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.
Transactions in forward contracts may be entered into only when deemed appropriate by the Subadvisor. The Fund generally will not enter into a forward contract with a term of greater than one year. The Fund may experience delays in the settlement of its foreign currency transactions.

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Foreign Currency
Transactions — Continued
Using forward contracts to protect the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Fund’s foreign assets.
While a Fund may enter into forward foreign currency exchange contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Certain strategies could minimize the risk of loss due to a decline in the value of the hedged foreign currency, but they could also limit any potential gain that might result from an increase in the value of the currency. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
An issuer of fixed income securities purchased by a Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. The Funds may also invest in debt securities denominated in the European Currency Unit (“ECU”), which is a “basket” consisting of a specified amount, in the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Funds may invest in securities denominated in other currency “baskets.”
A Fund’s activities in foreign currency contracts, currency futures contracts and related options and currency options may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

Foreign Securities
The Fund’s Subadvisor and/or Advisor, as applicable, is responsible for determining, to the extent relevant with respect to the Fund(s) that it manages, whether a particular issuer would be considered a foreign or emerging market issuer. Normally, foreign or emerging market governments and their agencies and instrumentalities are considered foreign or emerging market issuers, respectively. In the case of non-governmental issuers, each Fund’s Subadvisor and/or Advisor, as applicable, may consider an issuer to be a foreign or emerging market issuer if:
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the company has been classified by MSCI, FTSE, or S&P indices or another major index provider as a foreign or emerging market issuer;
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the securities of the company principally trade on stock exchanges in one or more foreign or emerging market countries;
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a company derives a substantial portion of its total revenue from goods produced, sales made or services performed in one or more foreign or emerging market countries or a substantial portion of its assets are located in one or more foreign or emerging market countries;
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the company is organized under the laws of a foreign or emerging market country or its principal executive offices are located in a foreign or emerging market country; and/or
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the Subadvisor and/or Advisor, as applicable, otherwise determines an issuer to be a foreign or emerging markets issuer in its discretion based on any other factors relevant to a particular issuer.
Each Subadvisor and/or Advisor, as applicable, may weigh those factors differently when making a classification decision. Because the global nature of many companies can make the classification of those companies difficult and because the Subadvisors do not consult with one another with respect to the management of the Funds, the Subadvisors may, on occasion, classify the same issuer differently. Certain companies which are organized under the laws of a foreign or emerging market country may nevertheless be classified by a Subadvisor and/or Advisor, as applicable, as a domestic issuer. This may occur when the company’s economic fortunes and risks are primarily linked to the U.S. and the company’s principal operations are conducted from the U.S. or when the company’s equity securities trade principally on a U.S. stock exchange.
FOREIGN SECURITIES RISKS
Investing in securities of foreign companies and governments may involve risks which are not ordinarily associated with investing in domestic securities. These risks include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments. A decline in the exchange rate may also reduce the value of certain portfolio securities. Even though the securities are denominated in U.S. dollars, exchange rate changes may adversely affect the company’s operations or financial health.

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Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the U.S. Such factors include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of political, social or diplomatic developments; limitations on the movement of funds or other assets of the Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. These delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. An inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.
The Fund’s custodian has established and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Fund may invest to permit Fund assets to be held in those foreign countries. These relationships have been established pursuant to Rule 17f-5 of the Investment Company Act, which governs the establishment of foreign subcustodial arrangements for mutual funds. The Fund’s subcustodial arrangements may be subject to certain risks including: (i) the inability to recover assets in the event of the subcustodian’s bankruptcy; (ii) legal restrictions on the ability to recover assets lost while under the care of the subcustodian; (iii) the likelihood of expropriation, confiscation or a freeze of Fund assets; and (iv) difficulties in converting cash and cash equivalents to U.S. dollars. The Advisor and Subadvisor  have evaluated the political risk associated with an investment in a particular country.
Investing in securities of non-U.S. companies may entail additional risks especially in emerging countries due to the potential political and economic instability of certain countries. These risks include expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested and the imposition of sanctions. Should one of these events occur, the Fund could lose its entire investment in any such country. The Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.
Even though opportunities for investment may exist in foreign countries, any changes in the leadership or policies of the governments of those countries, or in any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies and thereby eliminate any investment opportunities that may currently exist. This is particularly true of emerging markets.
Certain countries in which the Fund may invest may have minority groups that advocate religious or revolutionary philosophies or support ethnic independence. Any action on the part of such individuals could carry the potential for destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund’s investment in those countries.
Certain countries prohibit or impose substantial restrictions on investments in their capital and equity markets by foreign entities like the Fund. Certain countries require governmental approval prior to foreign investments or limit the amount of foreign investment in a particular company or limit the investment to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could

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be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. In particular, restrictions on repatriation could make it more difficult for the Fund to obtain cash necessary to satisfy the tax distribution requirements that must be satisfied in order for the Fund to avoid federal income or excise tax.
Global economies and financial markets are becoming increasingly interconnected and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In January 2020, the United Kingdom withdrew from the EU (referred to as “Brexit”). Brexit has resulted in volatility in European and global markets and could have significant negative impacts on financial markets in the United Kingdom and throughout Europe. The longer term economic, legal, political and social framework to be put in place between the United Kingdom and the EU is unclear at this stage and is likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. This uncertainty may have an adverse effect on the economy generally and on the value of the Fund’s investments.
EMERGING MARKETS
Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities.
Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, would be heightened. In addition, unanticipated political or social developments may affect the values of the Fund’s investments and the availability to the Fund of additional investments in such emerging markets. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).
Emerging market countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. The degree of cooperation between issuers in emerging and frontier market countries with foreign and U.S. financial regulators may vary significantly. Accordingly, regulators may not have sufficient access to audit and oversee issuers, and there could be less information available about issuers in certain emerging market countries. As a result, the ability of the Advisor  or a Subadvisor to evaluate local companies or their potential impact on a Fund’s performance could be inhibited. The imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses.
In addition, the U.S. and other nations and international organizations may impose economic sanctions or take other actions that may adversely affect issuers located in certain countries. In particular, the U.S. and other countries have imposed economic sanctions on certain Russian individuals and corporate entities. The U.S. or other countries could also institute broader sanctions on Russia. Such sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Fund’s portfolio. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in companies located in certain countries, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Countries subject to sanctions may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of the Fund’s portfolio and potentially disrupt its operations. Such events may have an adverse impact on the economies and debts of other emerging markets as well.
On June 3, 2021, President Biden issued Executive Order 14032 (the “Order”), entitled “Executive Order on Addressing the Threat From Securities Investments That Finance Certain Companies of the People’s Republic of China.” The Order restricts transactions in publicly traded securities, or any publicly traded securities that are derivative of, or are designed to provide investment exposure to such securities, of Chinese military industrial complex companies (“CMIC”) by any United States person. The scope and implementation of the sanctions may change as additional guidance is issued. The Fund could be adversely affected by these sanctions. In particular, the Fund may not be permitted to invest in a CMIC in which it otherwise might invest.

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In addition, because of ongoing regional armed conflict in Europe, including an ongoing large-scale invasion of Ukraine by Russia that commenced in February 2022, Russia has been the subject of economic sanctions imposed by countries throughout the world, including the United States. Such sanctions have included, among other things, freezing the assets of particular entities and persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by Russia or companies located in or economically tied to Russia, downgrades in the credit ratings of Russian securities or those of companies located in or economically tied to Russia, devaluation of Russia’s currency, and increased market volatility and disruption in Russia and throughout the world. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.
INVESTING THROUGH STOCK CONNECT
Harbor International Compounders ETF may invest in eligible securities, such as China A-Shares (“Stock Connect Securities”) that are listed and traded on the Shanghai and Shenzhen Stock Exchanges through the China–Hong Kong Stock Connect program (“Stock Connect”). Stock Connect is a mutual market access program that allows Chinese investors to trade securities listed on the Hong Kong Stock Exchange via Chinese brokers and non-Chinese investors (such as the Funds) to purchase certain Shanghai- and Shenzhen-listed securities through brokers in Hong Kong without obtaining a special license. Purchases of securities through Stock Connect are subject to a number of restrictions, including market-wide trading volume and market cap quota limitations. Although individual investment quotas do not apply, participants in Stock Connect are subject to daily and aggregate investment quotas, which could restrict a Fund’s ability to invest in Stock Connect Securities.
Investments in Stock Connect Securities are generally subject to regulation by both Hong Kong and China and Shanghai Stock Exchange or Shenzhen Stock Exchange listing rules, which are subject to change by these regulators. Investors may not sell, purchase or transfer Stock Connect Securities except through Stock Connect. Regulators may suspend or terminate Stock Connect trading in certain circumstances, which may adversely affect a Fund’s ability to trade Stock Connect Securities. A Fund may also be prohibited from trading Stock Connect Securities during local holidays.
Stock Connect transactions are not subject to the investor protection programs of the Hong Kong, Shanghai or Shenzhen Stock Exchanges. Although Chinese regulators have indicated that ultimate investors hold a beneficial interest in Stock Connect Securities, the Chinese law surrounding the rights of beneficial owners of securities and the legal mechanisms available to beneficial owners for enforcing their rights are underdeveloped and untested. As the law evolves, there is a risk that a Fund’s ability to enforce its ownership rights may be uncertain, which could subject the Fund to significant losses. Trading in Stock Connect Securities may be subject to various fees, taxes and market charges imposed by Chinese market participants and regulatory authorities and may result in greater trading expenses borne by a Fund.
ADRs, EDRs, IDRs, AND GDRs
The Fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), International Depositary Receipts (“IDRs”), and Global Depositary Receipts (“GDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.
PARTICIPATORY NOTES (“P-NOTES”)
Harbor Scientific Alpha High-Yield ETF and Harbor Scientific Alpha Income ETF may invest in P-Notes, to seek to gain economic exposure to markets where holding an underlying security is not feasible. P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.
In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a P-Note does not

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receive the same voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a P-Note against the issuer of the underlying security. In addition, a Fund will incur transaction costs as a result of investment in P-Notes.

Forward Commitments and When-Issued Securities
Securities may be purchased on a when-issued basis and purchased or sold on a forward commitment basis including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if each Fund’s Subadvisor and/or Advisor, as applicable, deems it appropriate to do so. A Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Proceeds of such a sale are not received until the contractual settlement date. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.
When-issued purchases and forward commitment transactions enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields.
The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s net asset value starting on the date of the agreement to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.
A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.
Recently finalized Financial Industry Regulatory Authority, Inc. (“FINRA”) rules include mandatory margin requirements that will require a Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to the Fund and impose added operational complexity.

Hybrid Instruments
A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Certain hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.

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These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. Position limits adopted by the CFTC may in the future limit the Fund’s ability to obtain indirect exposure to commodities through commodity-linked hybrid instruments or may increase the cost of such exposure.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the Investment Company Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the Investment Company Act.

Illiquid Securities
The Fund will not invest more than 15% of its net assets in illiquid investments, as defined in Rule 22e-4 under the Investment Company Act. Fund investments will be considered illiquid if the Fund reasonably expects that such investments cannot be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market values of the investments. The Trust, on behalf of the Fund, has established a liquidity risk management program in accordance with Rule 22e-4 under the Investment Company Act, which provides for the assessment, management and periodic review of the Fund’s liquidity risk, the classification and monthly review of the Fund’s portfolio investments, the determination and periodic review of, and procedures to address a shortfall in, the Fund’s highly liquid investment minimum, if applicable, and limiting the Fund’s illiquid investments to 15% of the Fund’s net assets.
The Board of Trustees has adopted procedures for determining the liquidity of Fund investments that apply to the Fund. The Board of Trustees has delegated to the Advisor and Subadvisors the daily function of determining and monitoring the liquidity of Fund investments in accordance with procedures adopted by the Board of Trustees. The Board of Trustees retains oversight of the liquidity determination process.

Inflation-Indexed Bonds
Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.
Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.

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Therefore, if inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted by that government to reflect a comparable inflation index. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Initial Public Offerings (“IPOs”)
The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on funds with a small asset base. The Fund may hold IPO shares for a very short period of time, which may increase the turnover of the Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.
The Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and, compared to their better-established, larger-cap peers, may be more vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Investments in Other Investment Companies
The Fund may invest in the securities of other investment companies as permitted under the Investment Company Act and the rules and regulations thereunder. Securities of other investment companies, including shares of closed-end investment companies, business development companies, unit investment trusts and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of security. These investment companies often seek to perform in a similar fashion to a broad-based securities index. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities but may involve additional expenses at the investment company level, such as portfolio management fees and operating expenses. In addition, these types of investments involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value but may also be traded in the secondary market.

Investments in Wholly Owned Subsidiary
Each of Harbor Cayman Inflation Focus Ltd. and Harbor Cayman Energy Transition Ltd. is a wholly owned subsidiary of Harbor Commodity All-Weather Strategy ETF and Harbor Energy Transition Strategy ETF, respectively, organized under the laws of the Cayman Islands (the respective “Subsidiary”). The Subsidiary is advised by Harbor Capital Advisors, Inc. and has the same investment and generally will be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. However, the Subsidiary, unlike the Fund, may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. By investing in the respective Subsidiary, the Fund is exposed indirectly to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary generally are similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

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Investments in Wholly
Owned Subsidiary —
Continued
Investments in the respective Subsidiary are expected to provide Harbor Commodity All-Weather Strategy ETF and Harbor Energy Transition Strategy ETF, respectively, with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code (the “Code”), as discussed in the Prospectus. The Subsidiary is a company organized under the laws of the Cayman Islands and is overseen by its own board of directors. The Fund is the sole shareholder of the respective Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.
The Subsidiary invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although Harbor Commodity All-Weather Strategy ETF and Harbor Energy Transition Strategy ETF, respectively, may enter into these commodity-linked derivative instruments directly, subject to certain limitations, the Fund likely will gain exposure to these derivative instruments indirectly by investing in the respective Subsidiary. The Subsidiary also invests in U.S. Treasury securities, which are intended to serve as margin or collateral for the Subsidiary’s derivatives positions. Harbor Commodity All-Weather Strategy ETF and Harbor Energy Transition Strategy ETF, respectively, invests in the Subsidiary and is subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the Prospectus and this Statement of Additional Information, as if the Fund were investing in those derivative instruments and other securities directly rather than through the Subsidiary.
The Subsidiary is not registered under the Investment Company Act and, unless otherwise noted in the Prospectus and this Statement of Additional Information, is not subject to all of the investor protections of the Investment Company Act. However, the Subsidiary has adopted the same investment objective and substantially the same investment policies and restrictions as the Fund, except that the Subsidiary may invest without limit in commodity-linked derivative instruments. In addition, the Fund wholly owns and controls the respective Subsidiary, and both the Fund and the Subsidiary have the same Advisor and Subadvisor.
Because the Subsidiary is organized under the laws of the Cayman Islands, the Subsidiary is subject to the risk that changes in those laws could adversely affect the Subsidiary’s ability to operate in the manner described in the Prospectus and this Statement of Additional Information which, in turn, would adversely affect Harbor Commodity All-Weather Strategy ETF and Harbor Energy Transition Strategy ETF, respectively,. Similarly, changes in the laws of the United States, including tax laws, could restrict Harbor Commodity All-Weather Strategy ETF and Harbor Energy Transition Strategy ETF, respectively,’s ability to invest in the Subsidiary in such a manner and to such a degree that the Fund would no longer be able to gain sufficient exposure to the commodities market to implement its investment strategy.
The Fund and the Subsidiary are each subject to regulation by the Commodity Futures Trading Commission (“CFTC”) as a commodity pool. The Advisor is registered as the commodity pool operator of the Fund and the Subsidiary under the Commodity Exchange Act, as amended, and the rules and regulations thereunder and is also subject to the rules and regulations of the CFTC and the National Futures Association.

Liquidation of Funds
The Board of Trustees may determine to close and/or liquidate the Fund at any time, which may have adverse tax consequences to shareholders. In the event of the liquidation of the Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution would generally be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder’s basis in his or her shares of the Fund. A shareholder of a liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as Fund operating expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.
It is the intention of any Fund expecting to close or liquidate to retain its qualification as a regulated investment company under the Code during the liquidation period and, therefore, not to be taxed on any of its net capital gains realized from the sale of its assets or ordinary income earned that it timely distributes to shareholders. In the unlikely event that the Fund should lose its status as a regulated investment company during the liquidation process, the Fund would be subject to taxes which would reduce any or all of the types of liquidating distributions.

Loan Originations, Participations and Assignments
The Fund may invest in loan originations, participations and assignments of portions of such loans. Additionally, the Fund may participate directly in lending syndicates to corporate borrowers. When a Fund is one of the original lenders, it will have a direct contractual relationship with the borrower and can enforce compliance by the borrower with the terms of the relevant credit agreement. Original lenders also negotiate voting and consent rights under the credit agreement. Actions subject to lender vote or consent generally require the vote or consent of the holders of some specified percentage of

24

Investment Policies

Loan Originations,
Participations and
Assignments — Continued
the outstanding principal amount. Participations, originations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may be able to enforce its rights only through the lender and may assume the credit risk of the lender in addition to the borrower.
A Fund may purchase participations in commercial loans, which may be secured or unsecured. Loan participations typically represent direct participation in a loan owed by a corporate borrower, and generally are offered by banks, other financial institutions or lending syndicates. A Fund may participate in lending syndications, or can buy part of a loan, becoming a co-lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an offering bank or other financial intermediary. The participation interests in which a Fund invests may not be rated by any nationally recognized rating service.
A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the institutions that are parties to the loan agreement. Unless a Fund has direct recourse against the corporate borrower, under the terms of the loan or other indebtedness, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.
A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (i.e., an insurance company or governmental agency) similar risks may arise.
Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, the collateral may be difficult to liquidate, decline in value or be insufficient or unavailable to satisfy a borrower’s obligation. As a result, the Fund may not receive money or payment to which it is entitled under the loan.
A Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.
Each Fund, in applying its investment restrictions, generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, and where the participation does not shift the direct debtor-creditor relationship with the corporate borrower to the Fund, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of applying diversification restrictions. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete and transactions in loans are typically subject to long settlement periods (often longer than seven days). Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund’s Advisor and Subadvisors believes to be a fair price and, as a result, a Fund’s ability to meet redemption obligations may be impaired. Thus, a Fund may be adversely affected by selling other, more liquid, investments at an unfavorable time and/or under unfavorable conditions, by having to engage in borrowing transactions, such as borrowing against a credit facility, or by taking other actions to raise cash to meet redemption obligations or pursue other investment opportunities. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations and could result in significant variations in the Fund’s daily share price. Nevertheless, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different

25

Investment Policies

Loan Originations,
Participations and
Assignments — Continued
types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, a Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of a Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of a Fund’s investment restrictions relating to the lending of funds or assets by a Fund.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. In certain circumstances, loans may not be deemed to be securities. As a result, as an investor in such loans, a Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and any anti-fraud protections available under applicable state law. In the absence of definitive regulatory guidance, a Fund relies on the Advisor or Subadvisor’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a Fund.

Municipal Bonds
The Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multistate agencies or authorities. Municipal bonds share the attributes of fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal bonds that a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally also are revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).
Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.
A Fund may invest in municipal warrants, which are essentially call options on municipal bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. A Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal bonds. A Fund may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). A Fund may invest in Residual Interest Bonds (“RIBs”), which brokers create by depositing a municipal bond in a trust. The trust in turn issues a variable rate security and RIBs.
Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.
Prices and yields on municipal bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as information made available by corporations whose securities are publicly traded.
Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s municipal bonds in the same manner.

26

Investment Policies

Municipal Bonds —
Continued
The bankruptcy of a large city is rare, making its consequences difficult to predict. A Fund’s investments in securities affected by a city’s bankruptcy may decline in value and could reduce the Fund’s performance. In addition, difficulties in the municipal securities markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. The value of municipal securities may also be affected by uncertainties involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities.
The secondary market for municipal bonds typically has been less liquid than that for taxable fixed income securities, and this may affect a Fund’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities. Additionally, municipal bonds rated below investment-grade (i.e., high-yield municipal bonds) may not be as liquid as higher-rated municipal bonds. Reduced liquidity in the secondary market may have an adverse impact on the market price of a municipal bond and on a Fund’s ability to sell a municipal bond in response to changes or anticipated changes in economic conditions or to meet the Fund’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing a Fund’s portfolio.

Non-Diversified Status
A non-diversified Fund is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. Because the Fund is “non-diversified” under the Act, it is subject only to certain federal tax diversification requirements. Pursuant to such requirements, the Fund must diversify its holdings so that, in general, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

Partnership Securities
The Fund may invest in securities issued by publicly traded partnerships or master limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”). These entities may be publicly traded on stock exchanges or markets such as the New York Stock Exchange (“NYSE”), the NYSE Alternext US LLC (“NYSE Alternext”) and NASDAQ. PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally, PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as a Fund, if it invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.
At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly-traded firms that may be taxed as corporations). For tax purposes, limited partners, unit holders, or members may be allocated taxable income with respect to only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit or share holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.
Although the high yields potentially offered by these investments may be attractive, PTPs/MLPs have some disadvantages and present some risks. Investors in a partnership or limited liability company may have fewer protections under state law than investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. These tax consequences may differ for different types of entities. Many PTPs/MLPs may operate in certain limited sectors such as, without limitation, energy, natural resources, and real estate, which may be volatile or subject to periodic downturns, including

27

Investment Policies

Partnership Securities —
Continued
as a result of geopolitical events. Growth may be limited because most cash is paid out to limited partners, unit holders, or members rather than retained to finance growth. The performance of PTPs/MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in PTPs/MLPs. Investments in PTPs/MLPs also may be illiquid at times.
The Fund may also invest in relatively illiquid securities issued by limited partnerships or limited liability companies that are not publicly traded. These securities, which may represent investments in certain areas such as real estate or private equity, may present many of the same risks of PTPs/MLPs. In addition, they may present other risks including higher management and distribution fees, uncertain cash flows, potential calls for additional capital, and very limited liquidity.

Preferred Stocks
Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or in additional shares of preferred stock at a defined rate. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions and generally carry no voting rights.

Real Estate Investment Trusts
The Fund may gain exposure to the real estate sector by investing in real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each Fund may also invest in loans or other investments secured by real estate and may, as a result of default, foreclosure or otherwise, take possession of and hold real estate as a direct owner (see “Loan Participations and Assignments”).
Each of these types of investments is subject, directly or indirectly, to risks associated with ownership of real estate, including changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, including competition based on rental rates, variations in market value, changes in the financial condition of tenants, changes in operating costs, attractiveness and location of the properties, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities. For example, the value of securities of REITs may decline when interest rates rise and will also be affected by the real estate market and by the management or development of the underlying properties. The underlying properties may be subject to mortgage loans, which may also be subject to the risks of default. Real estate-related investments may entail leverage and may be highly volatile.
REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not generally taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund will bear its proportionate share of the costs of the REITs’ operations.
There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the Investment Company Act of 1940. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

Regulatory Risk and Other Market Events
Financial entities are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Legislative or administrative changes or court decisions relating to the Code may adversely affect a Fund and/or the issuers of securities held by a Fund.

28

Investment Policies

Regulatory Risk and Other
Market Events —
Continued
The Funds’ investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate (“LIBOR”), EURIBOR, SOFR, Term SOFR and other similar types of reference rates (each, a “Reference Rate”). Almost all settings of LIBOR have ceased to be published and, in connection with those rates, a Fund has transitioned to successor or alternative Reference Rates as necessary. However, the publication of certain other LIBORs (e.g., 3 month Sterling LIBOR and the 1 month, 3 month and 6 month USD LIBOR settings) will continue to be published on a temporary, synthetic and non-representative basis. In advance of the expected future transition dates, regulators and market participants have worked to identify or develop successor Reference Rates (e.g., SOFR, Term SOFR and other such rates which are likely, collectively, to replace U.S. dollar LIBOR) and spreads (if any) to be utilized in existing contracts or instruments as part of the transition away from LIBOR. Spreads (if any) to be utilized in existing contracts or instruments may be amended through market-wide protocols, fallback contractual provisions, bespoke negotiations, amendments, statutory replacement mechanisms or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Funds. At this time, it is not possible to exhaustively identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the United Kingdom, the United States or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting a Fund’s overall financial condition or results of operations.
Events such as natural disasters, pandemics, epidemics, and social unrest in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.
U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to a Fund and issuers in which it invests. For example, if a bank in which a Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

Repurchase Agreements
Repurchase agreements may be entered into with domestic or foreign banks or with any member firm of FINRA, or any affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the  respective  Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadvisor and/or Advisor, as applicable,. The minimum credit quality requirements are those applicable to the Fund’s purchase of securities generally such that if the Fund is permitted to only purchase securities which are rated investment-grade (or the equivalent if unrated), the Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the

29

Investment Policies

Repurchase
Agreements — Continued
repurchase agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Restricted Securities
Restricted securities are securities acquired in an unregistered, private sale from the issuing company or from an affiliate of the issuer. Restricted securities would be required to be registered under the Securities Act of 1933 (the “1933 Act”) prior to distribution to the general public, but they may be eligible for resale to “qualified institutional buyers” under Rule 144A under the 1933 Act. It may be expensive or difficult for the Fund to dispose of restricted securities in the event that registration is required or an eligible purchaser cannot be found. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Reverse Repurchase Agreements
Each Fund may enter into reverse repurchase agreements with banks and broker-dealers to the extent permitted by the Fund’s restrictions on borrowing. The Fund may enter into reverse repurchase agreements with banks and broker-dealers to the extent permitted by the Fund’s restrictions on borrowing. A reverse repurchase agreement involves the sale of a portfolio security by the Fund, coupled with an agreement to repurchase the security at a specified time and price. During the reverse repurchase agreement, the Fund continues to receive principal and interest payments on the underlying securities. The use of repurchasing agreements involves leverage. Leveraging may exaggerate the effect on the Fund’s net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased; and in certain cases, interest costs may exceed the return received on the securities purchased. An increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the net asset value of the Fund’s shares.

Rights and Warrants
Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of rights and warrants have no voting rights, receive no dividends and have no ownership rights with respect to the assets of the issuer. The value of a right or warrant may not necessarily change with the value of the underlying securities. Rights and warrants cease to have value if they are not exercised prior to their expiration date. Investments in rights and warrants are thus speculative and may result in a total loss of the money invested.
LOW EXERCISE PRICE WARRANT (“LEPW”)
Harbor Scientific Alpha High-Yield Fund and Harbor Scientific Alpha Income Fund may invest in LEPWs to seek to gain economic exposure to markets where holding an underlying security is not feasible. A LEPW is a type of warrant with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a LEPW effectively pays the full value of the underlying common stock at the outset. As in the case of any exercise of warrants, there may be a time delay between the time a holder of LEPWs gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.
Because of its low exercise price, a LEPW is virtually certain to be exercised and the value and performance of its intrinsic value is effectively identical to that of the underlying security. These features are designed to allow participation in the performance of a security where there are legal or financial obstacles to purchasing the underlying security directly. If the LEPW is cash-settled, the buyer profits to the same extent as with a direct holding in the underlying security, but without having to transact in it.

Securities Lending
The Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, loans may be made only to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash or liquid assets. Such collateral will be maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on five days’ notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting

30

Investment Policies

Securities Lending —
Continued
rights during the existence of the loan. In the event of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment, the Fund would call the loan. As with other extensions of credit, there are risks of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Advisor to be of good standing, and when, in the judgment of the Advisor, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. If the Advisor decides to make securities loans, it is intended that the value of the securities loaned would not exceed 33⅓% of the value of the total assets of the Fund.

Short Sales
The Fund may engage in short sales of securities to: (i) offset potential declines in long positions in similar securities, (ii) increase the flexibility of the Fund; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.
When the Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
The Fund may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.

Small to Mid Companies
Smaller companies may (i) be subject to more volatile market movements than securities of larger, more established companies; (ii) have limited product lines, markets or financial resources; and (iii) depend upon a limited or less experienced management group. The securities of smaller companies may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. Disposition by the Fund of a smaller company’s securities in order to meet redemptions may require the Fund to sell these securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable. These risks are more significant in the context of smaller companies.

Sovereign Debt Obligations
Sovereign debt obligations, such as foreign government debt or foreign treasury bills, involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited or no recourse in the event of a default. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers, and may result in illiquidity. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt. As a holder of government sovereign debt, the Fund may be requested to participate in the restructuring of sovereign indebtedness, including the rescheduling of debt payments and the extension of further loans to government debtors, which may adversely affect the Fund. There can be no assurance that such restructuring will result in the repayment of all or part of the debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments,

31

Investment Policies

Sovereign Debt
Obligations — Continued
multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.
The recent global economic crisis brought several European economies close to bankruptcy and many other economies into recession and weakened the banking and financial sectors of many countries. For example, in the past several years the governments of countries in the European Union experienced large public budget deficits, the effects of which remain unknown and may slow the overall recovery of European economies from the recent global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or multilateral agencies and offices. Such assistance may require a country to implement reforms or reach a certain level of performance. If a country receiving assistance fails to reach certain objectives or receives an insufficient level of assistance it could cause a deep economic downturn and could significantly affect the value of the Fund’s investments in that country’s sovereign debt obligations.

Special Purpose Acquisition Companies
The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC is typically a publicly traded company that raises funds through an initial public offering (“IPO”) for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market funds and similar investments. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders (unless such shareholders approve alternative arrangements), less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless.
Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other expenses; (ii) prior to any acquisition or merger, a SPAC’s assets are typically invested in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments; (iii) the Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund’s investments in SPACs will not significantly contribute to the Fund’s distributions to shareholders; (iv) attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; (v) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (vi) if an acquisition or merger target is identified, the Fund may elect not to participate in, or vote to approve, the proposed transaction or the Fund may be required to divest its interests in the SPAC, due to regulatory or other considerations, in which case the Fund may not reap any resulting benefits; (vii) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be redeemed by the SPAC at an unfavorable price; (viii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; (ix) under any circumstances in which the Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC’s assets, less any applicable taxes), the returns on that investment may be negligible, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (x) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (xi) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (xii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xiii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xiv) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (xv) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

32

Investment Policies

Structured Products
Structured products include instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.
Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of the Fund.
CREDIT-LINKED SECURITIES
Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon) value of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
STRUCTURED NOTES AND INDEXED SECURITIES
Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more

33

Investment Policies

Structured Products —
Continued
difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes and securities, however, each Fund’s Subadvisor and/or Advisor, as applicable, will analyze these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.
Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, a Fund’s investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the Investment Company Act.
EQUITY-LINKED SECURITIES AND EQUITY-LINKED NOTES
Harbor Scientific Alpha High-Yield ETF and Harbor Scientific Alpha Income ETF may invest a portion of their respective assets in equity-linked securities. Equity-linked securities are privately issued derivative securities that have a return component based on the performance of a single stock, a basket of stocks, or a stock index. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments.
An equity-linked note is a note, typically issued by a company or financial institution, whose performance is tied to a single stock, a basket of stocks, or a stock index. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the linked securities. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Because the notes are equity linked, they may return a lower amount at maturity due to a decline in value of the linked security or securities. To the extent a Fund invests in equity-linked notes issued by foreign issuers, it will be subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies. Equity-linked notes are also subject to default risk and counterparty risk.

Trust-Preferred Securities
Trust-preferred securities, also known as trust-issued securities, are securities that have characteristics of both debt and equity instruments. Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution typically creates the trust with the objective of increasing its capital by issuing subordinated debt to the trust in return for cash proceeds that are reflected on its balance sheet. The primary asset owned by the trust is the subordinated debt issued to the trust by the financial institution. The financial institution makes periodic interest payments on the debt as discussed further below. The financial institution will subsequently own the trust’s common securities, which may typically represent a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists of trust-preferred securities that are sold to investors. The trust uses the sales proceeds to purchase the subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital, while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the interest received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are often higher than other dividends potentially available on the financial institution’s common stocks. The interests of the holders of the trust-preferred securities are senior to those of common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of holders of other debt issued by the institution.
The primary benefit for the financial institution in using this particular structure is that the trust-preferred securities issued by the trust are treated by the financial institution as debt securities for tax purposes (as a consequence of which the expense of paying interest on the securities is tax deductible), but are treated as more desirable equity securities for purposes of the calculation of capital requirements. In certain instances, the structure involves more than one financial institution and thus, more than one trust. In such a pooled offering, an additional separate trust may be created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by other trust subsidiaries of the participating financial institutions. In such a structure, the trust-preferred securities held by the investors are backed by other trust-preferred securities issued by the trust subsidiaries.
The risks associated with trust-preferred securities typically include the financial condition of the financial institution(s), as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution(s) and issuing the trust-preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the Fund.

34

Investment Policies

U.S. Government Securities
Total U.S. public debt as a percentage of gross domestic product has grown since the beginning of the 2008 financial downturn. U.S. government agencies project that the U.S. will continue to maintain high debt levels in the near future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will be unable to pay investors at maturity. Unsustainable debt levels could cause declines in currency valuations and prevent the U.S. government from implementing effective fiscal policy.
On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade, the S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. The market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected by any actual or potential downgrade in the rating of U.S. long-term sovereign debt and such a downgrade may lead to increased interest rates and volatility.
The high and rising national debt may adversely impact the U.S. economy and securities in which a Fund may invest. Moreover, the total amount of debt the U.S. Treasury is authorized to incur is subject to a statutory limit. Once the U.S. Treasury reaches the debt limit, Congress must raise, extend or otherwise modify the limit to enable the U.S. Treasury to incur additional debt to pay the obligations of the U.S. government, including principal and interest payments on certain U.S. Government Securities (such as Treasury bills, notes and bonds). Failure to, or potential failure to, increase the statutory debt limit could: increase the risk that the U.S. government defaults on payments on certain U.S. Government Securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher debt servicing payments by the U.S. government; reduce prices of Treasury securities; and/or increase the costs of certain kinds of debt.
Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Ginnie Mae, a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Fannie Mae and Freddie Mac. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed-income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support. No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.
In addition to securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, and FHFA, U.S. government securities include obligations of federal home loan banks and federal land banks, Federal Farm Credit Banks Consolidated Systemwide Bonds and Notes, securities issued or guaranteed as to principal or interest by Tennessee Valley Authority and other similar securities as may be interpreted from time to time.

Variable and Floating Rate Securities
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. Variable and floating rate securities that cannot be disposed of promptly within seven days and in the usual course of business without taking a reduced price will be treated as illiquid and subject to the limitation on investments in illiquid securities.

Variable Interest Entities
A Fund’s investments in emerging markets may also include investments in U.S.- or Hong Kong-listed issuers that have entered into contractual relationships with a China-based business and/or individuals/entities affiliated with the business structured as a variable interest entity (“VIE”). Instead of directly owning the equity interests in a Chinese company, the listed company has contractual arrangements with the Chinese company, which are expected to provide the listed company with exposure to the China-based company. These arrangements are often used because of Chinese

35

Investment Policies

Variable Interest
Entities — Continued
governmental restrictions on non-Chinese ownership of companies in certain industries in China. By entering into contracts with the listed company that sells shares to U.S. investors, the China-based companies and/or related individuals/entities indirectly raise capital from U.S. investors without distributing ownership of the China-based companies to U.S. investors.
Even though the listed company does not own any equity in the China-based company, the listed company expects to exercise power over and obtain economic rights from the China-based company based on the contractual arrangements. All or most of the value of an investment in these companies depends on the enforceability of the contracts between the listed company and the China-based VIE. If the parties to the contractual arrangements do not meet their obligations as intended or there are effects on the enforceability of these arrangements from changes in Chinese law or practice, the listed company may lose control over the China-based company, and investments in the listed company’s securities may suffer significant economic losses.
The contractual arrangements permit the listed issuer to include the financial results of the China-based VIE as a consolidated subsidiary. The listed company often is organized in a jurisdiction other than the United States or China (e.g., the Cayman Islands), which likely will not have the same disclosure, reporting, and governance requirements as the United States.
Risks associated with such investments include the risk that the Chinese government could determine at any time and without notice that the underlying contractual arrangements on which control of the VIE is based violate Chinese law, which may result in a significant loss in the value of an investment in a listed company that uses a VIE structure; that a breach of the contractual agreements between the listed company and the China-based VIE (or its officers, directors, or Chinese equity owners) will likely be subject to Chinese law and jurisdiction, which raises questions about whether and how the listed company or its investors could seek recourse in the event of an adverse ruling as to its contractual rights; and that investments in the listed company may be affected by conflicts of interest and duties between the legal owners of the China-based VIE and the stockholders of the listed company, which may adversely impact the value of investments of the listed company.

36

Exchange Listing and Trading
The Funds issue and sell new Creation Units of shares on an ongoing basis. At any point a “distribution” may occur, as such term is defined in the 1933 Act. Depending on the circumstances, some activities of broker-dealers and other persons may result in their being considered participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act.
A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular circumstance. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if after placing an order with a Fund’s distributor, it takes Creation Units and breaks them down into constituent shares and sells such shares directly to customers. Or, a broker-dealer firm or its client may be deemed a statutory underwriter if it combines the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. Such examples do not reflect all the activities that could lead to categorization as an underwriter.
Broker dealers who are not underwriters but are participating in a distribution (not ordinary secondary trading transactions), and thus dealing with shares of a Fund that are part of an “unsold allotment” as such term is defined in the 1933 Act, would be unable to take advantage of the prospectus delivery exemption under Section 4(a)(3) of the 1933 Act. The prospectus delivery exemption is not available in respect of such transactions due to Section 24(d) of the Investment Company Act. Accordingly, broker-dealers should note that dealers who are not underwriters but are participating in a distribution (not ordinary secondary market transactions) and thus dealing with the shares of a Fund that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the 1933 Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. Firms that incur a prospectus delivery obligation with respect to shares of a Fund are reminded that, under Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act is owed to an exchange member in connection with a sale on an exchange and is satisfied by the fact that the prospectus is available from the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
Shares of each Fund have been approved for listing and trading on an exchange. Each Fund’s shares trade on an exchange at prices that may differ to some degree from its NAV. The listing exchange may remove a Fund’s shares from listing if, among other things (i) following the initial 12-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Fund’s shares; (ii) the listing exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the Investment Company Act; (iii) the Fund no longer complies with certain listing exchange rules; or (iv) such other event shall occur or condition exists that, in the opinion of the listing exchange, makes further dealings on such exchange inadvisable. The listing exchange will remove a Fund’s shares from listing and trading upon termination of the Trust. There can be no assurance that a Fund will continue to meet requirements of the listing exchange necessary to maintain the listing of a Fund’s shares.
As in the case of other publicly-traded securities, shares that are bought and sold through a broker will incur a brokerage commission determined by that broker.

37

Investment Restrictions

Fundamental Investment Restrictions
The following restrictions may not be changed with respect to a Fund without the approval of the majority of outstanding voting securities of the Fund (which, under the Investment Company Act and the rules thereunder and as used in the Prospectuses and this Statement of Additional Information, means the lesser of (1) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, each Fund with the exception of borrowings permitted by Investment Restriction (2) listed below.
A Fund may not:
(1)
(except for Harbor Commodity All-Weather Strategy ETF, Harbor Energy Transition Strategy ETF, Harbor Health Care ETF, Harbor International Compounders ETF and Harbor Long-Term Growers ETF) with respect to 75% of the total assets of the Fund, purchase the securities of any issuer if such purchase would cause more than 5% of the Fund’s total assets (taken at market value) to be invested in the securities of such issuer, or purchase securities of any issuer if such purchase would cause more than 10% of the total voting securities of such issuer to be held by the Fund, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and in the case of Harbor Multi-Asset Explorer ETF, shares of other investment companies;
(2)
borrow money, except to the extent permitted by, or to the extent not prohibited by, applicable law and any applicable exemptive relief;
(3)
act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with each Fund’s investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;
(4)
invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in (except in the case of Harbor Commodity All-Weather Strategy ETF and Harbor Energy Transition Strategy ETF, connected to) the same industry (excluding the U.S. government or any of its agencies or instrumentalities and, for Harbor Multi-Asset Explorer ETF, investment companies); provided that (a) Harbor Human Capital Factor Unconstrained ETF (formerly, Harbor Corporate Culture Leaders ETF), Harbor Human Capital Factor US Large Cap ETF (formerly, Harbor Corporate Culture ETF), Harbor Human Capital Factor US Small Cap ETF (formerly, Harbor Corporate Culture Small Cap ETF) may invest 25% or more of their total assets in the securities of one or more issuers conducting their principal business activities in the same industry if the Index that the respective Fund replicates concentrates in an industry, and (b) Harbor Health Care ETF will invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the health care industries;
(5)
issue senior securities, except as permitted under the Investment Company Act;
(6)
purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;
(7)
(except for Harbor Commodity All-Weather Strategy ETF and Harbor Energy Transition Strategy ETF) invest in commodities or commodity contracts, except that each Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts that are not deemed to be prohibited commodities or commodities contracts for the purpose of this restriction. Harbor Commodity All-Weather Strategy ETF and Harbor Energy Transition Strategy ETF may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act; or
(8)
make loans to other persons, except to the extent permitted by, or to the extent not prohibited by, applicable law and any applicable exemptive relief.
Notwithstanding the investment policies and restrictions of each Fund, a Fund may invest its assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

38

Investment Restrictions

Fundamental Investment
Restrictions — Continued
For purposes of fundamental investment restriction no. 4, each Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry. In addition, telephone companies are considered to be in a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be in separate industries; banks and insurance companies are deemed to be in separate industries; wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents; and privately issued mortgage-backed securities collateralized by mortgages insured or guaranteed by the U.S. government, its agencies or instrumentalities do not represent interests in any industry.
Greater than 25% of Harbor Multi-Asset Explorer’s total assets may be indirectly exposed to particular industry through its investment in one or more underlying funds.
For purposes of fundamental investment restrictions no. 2 and 5, under the Investment Company Act as currently in effect, the Funds are not permitted to issue senior securities, except that a Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33⅓% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, each Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. In addition, each Fund is permitted to invest in derivatives and other transactions that create future payment or delivery obligations so long as the Fund complies with applicable law. With respect to fundamental investment restriction no. 5, Rule 18f-4 provides an exemption from the Investment Company Act’s prohibitions on the issuance of senior securities for derivatives transactions and certain other transactions involving future payment obligations, subject to certain conditions. See the discussion of Rule 18f-4 under “Derivative Instruments” in this Statement of Additional Information.
For purposes of fundamental investment restriction no. 7, each Fund interprets its policy with respect to the investment in commodities or commodity contracts to permit the Fund, subject to the Fund’s investment objectives and general investment policies (as stated in the Fund’s Prospectus and elsewhere in this Statement of Additional Information), to invest in commodity futures contracts and options thereon, commodity-related swap agreements, hybrid instruments, and other commodity-related derivative instruments.

Non-Fundamental Investment Restrictions
In addition to the investment restrictions and policies mentioned above, the Trustees of Harbor ETF Trust have voluntarily adopted the following policies and restrictions, which are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies because they may be changed or amended by action of the Trustees without prior notice to or approval of shareholders. Accordingly, each Fund may not:
(a)
(except in the case of Harbor Long-Short Equity ETF) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin;
(b)
(except in the case of Harbor Long-Short Equity ETF) make short sales of securities, except as permitted under the Investment Company Act;
(c)
invest more than 15% of the Fund’s net assets in illiquid investments; or
(d)
invest in other companies for the purpose of exercising control or management.

39

Trustees and Officers

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. The Trustees serve on the Board of Trustees of Harbor Funds, Harbor Funds II and Harbor ETF Trust.
Information pertaining to the Trustees and Officers of Harbor ETF Trust is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor ETF Trust, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (60) Trustee	Since 2021	Chairman (2015-2020) and Trustee (2011-Present), Rare (conservation nonprofit); Trustee, Root Capital (2022-Present); Trustee, The Nature Conservancy, Massachusetts Chapter (2018-Present); Trustee, Adventure Scientists (conservation nonprofit) (2020-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc. (publicly traded investment management firm).	32	None
Donna J. Dean (72) Trustee	Since 2021	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (2001-2019).	32	None
Robert Kasdin (65) Trustee	Since 2021	Trustee, Barnard College (2023-Present); Senior Vice President and Chief Operating Officer (2015-2022) and Chief Financial Officer (2018-2022), Johns Hopkins Medicine; Trustee and Co-Chair of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-2019); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director, The Y in Central Maryland (2018-2022).	32	Director of Apollo Commercial Real Estate Finance, Inc. (2014- Present).
Kathryn L. Quirk (71) Trustee	Since 2021
Member, Independent Directors Council, Governing Council (2023-present);
Vice President, Senior Compliance Officer and Head, U.S. Regulatory
Compliance, Goldman Sachs Asset Management (2013-2017); Deputy Chief
Legal Officer, Asset Management, and Vice President and Corporate Counsel,
Prudential Insurance Company of America (2010-2012); Co-Chief Legal Officer,
Prudential Investment Management, Inc., and Chief Legal Officer, Prudential
Investments and Prudential Mutual Funds (2008-2012); Vice President and
Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential
Insurance Company of America, and Chief Legal Officer, Prudential
Investments (2005-2008); Vice President and Corporate Counsel and Chief
Legal Officer, Mutual Funds, Prudential Insurance Company of America
(2004-2005); Member, Management Committee (2000-2002), General Counsel
and Chief Compliance Officer, Zurich Scudder Investments, Inc. (1997-2002);
and Member, Board of Directors and Co-Chair, Governance Committee, Just
World International Inc. (nonprofit) (2020 – 2023).
			32	None
Douglas J. Skinner (62) Trustee	Since 2021	Professor of Accounting (2005-Present), Deputy Dean for Faculty (2015-2016, 2017-Present), Interim Dean (2016-2017), University of Chicago Booth School of Business.	32	None
Ann M. Spruill (70) Trustee	Since 2021	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Public Equities, Museum of Fine Arts, Boston (2000-2020); and Trustee, Financial Accounting Foundation (2014-2020).	32	None
Landis Zimmerman (65) Trustee	Since 2022	Independent, non-fiduciary advisor, Gore Creek Asset Management (2006- Present); Member, Frederick Gunn School Investment Committee (2023- Present); Member, Japan Science and Technology Agency Investment Advisory Committee (2021-2023); Chief Investment Officer of the Howard Hughes Medical Institute (2004-2021).	32	None

40

Trustees and Officers

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INTERESTED TRUSTEE
Charles F. McCain (54)* Chairman, Trustee and President	Since 2021
Director (2007-Present), Chief Executive Officer (2017-Present), President
and Chief Operating Officer (2017), Executive Vice President and General
Counsel (2004-2017), and Chief Compliance Officer (2004-2014), Harbor Capital
Advisors, Inc.; Director and Chairperson (2019-Present), Harbor Trust
Company, Inc.; Director (2007-Present) and Chief Compliance Officer
(2004-2017), Harbor Services Group, Inc.; Director (2007-Present), Chief
Executive Officer (2017-Present), Chief Compliance Officer (2007-2017;
2023-Present), and Executive Vice President (2007-2017), Harbor Funds
Distributors, Inc.; Chief Compliance Officer, Harbor Funds (2004-2017); and
Chairman, President and Trustee, Harbor ETF Trust (2021-Present).
			32	None

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Diana R. Podgorny (44) Chief Legal Officer, Chief Compliance Officer	Since 2023
Executive Vice President, General Counsel and Secretary (2023-Present), Senior Vice President and Deputy General
Counsel (2022-2023), Senior Vice President and Assistant General Counsel (2020-2022), and Vice President and Assistant
General Counsel (2017-2020), Harbor Capital Advisors, Inc.; Director, Vice President, and Secretary (2023-Present),
Harbor Services Group, Inc.; Director and Vice President (2020-Present), Harbor Trust Company, Inc.; Chief Legal Officer
and Chief Compliance Officer (2023-Present), Secretary (2017-2024), Harbor Funds; Chief Legal Officer and Chief Compliance
Officer (2023-Present), Secretary (2021-2024), Harbor ETF Trust; and Chief Legal Officer, Chief Compliance Officer and
Secretary (2023-2024), Harbor Funds II.

Richard C. Sarhaddi (50) Deputy Chief Compliance Officer and Vice President	Since 2023
Senior Vice President and Chief Compliance Officer (2023-Present), Harbor Capital Advisors, Inc. and Harbor Services
Group, Inc.; Director and Chief Compliance Officer (2023-Present), Harbor Trust Company Inc.; Deputy Chief Compliance
Officer and Vice President (2023-Present), Harbor Funds; Deputy Chief Compliance Officer and Vice President
(2023-present), Harbor ETF Trust; and Deputy Chief Compliance Officer and Vice President (2023-Present), Harbor Funds II.
Chief Compliance Officer (2021-2023), Vanguard Personalized Indexing Management, LLC; Head of U.S. Direct Investor
Advice Compliance, (2018-2023), The Vanguard Group, Inc.; Director & Lead Counsel, Digital Services / Intelligent
Portfolios (2015-2018), Charles Schwab & Co., Inc.

John M. Paral (55) Treasurer	Since 2022
Senior Vice President – Fund Administration and Analysis (2022-Present), Director of Fund Administration and Analysis
(2017-2022), Vice President (2012-2022) and Financial Reporting Manager (2007-2017), Harbor Capital Advisors, Inc.;
Treasurer (2022-Present) and Assistant Treasurer (2013-2022), Harbor Funds; Treasurer (2022-Present) and Assistant
Treasurer (2021-2022), Harbor ETF Trust; and Treasurer (2023-Present), Harbor Funds II.

Gregg M. Boland (60) Vice President and AML Compliance Officer	Since 2021
Executive Vice President (2020-Present), Vice President (2019-2020), Harbor Capital Advisors, Inc.; President (2019-Present),
Senior Vice President – Operations (2016-2019), and Vice President – Operations (2007-2015), Harbor Services Group,
Inc.; Senior Vice President, AML Compliance Officer, and OFAC Officer (2019-Present), Harbor Funds Distributors,
Inc.; Vice President, Harbor Funds (2019-Present) and Vice President (2021-Present), Harbor ETF Trust; and Vice President
and AML Compliance Officer (2023-Present), Harbor Funds II.

Kristof M. Gleich (44) Vice President	Since 2021
President (2018-Present) and Chief Investment Officer (2020-Present), Harbor Capital Advisors, Inc.; Director, Vice
Chairperson, President (2019-Present) and Chief Investment Officer (2020-Present), Harbor Trust Company, Inc.; Vice
President (2019-Present), Harbor Funds; Vice President (2021-Present), Harbor ETF Trust; Vice President (2023-Present),
Harbor Funds II; and Managing Director, Global Head of Manager Selection (2010-2018), JP Morgan Chase & Co.

Diane J. Johnson (58) Vice President	Since 2022
Vice President (2022-Present) and Tax Director (2009-Present), Harbor Capital Advisors, Inc.; Vice President (2022-Present),
Harbor Funds; Vice President (2022-Present), Harbor ETF Trust; and Vice President (2023-Present), Harbor Funds II.

Lora A. Kmieciak (59) Vice President	Since 2022
Executive Vice President and Chief Financial Officer (2022-Present), Senior Vice President – Fund Administration and
Analysis (2017-2022) and Senior Vice President - Business Analysis (2015-2017), Harbor Capital Advisors, Inc.; Vice
President (2020 – Present) and Director (2022-Present), Harbor Trust Company, Inc.; Assistant Treasurer (2017-2022)
and Vice President (2022-Present), Harbor Funds; Assistant Treasurer (2021-2022) and Vice President (2022-Present),
Harbor ETF Trust; and Vice President (2023-Present), Harbor Funds II.

Meredyth A. Whitford-Schultz (43) Secretary	Since 2024
Vice President and Associate General Counsel (2023-Present), Harbor Capital Advisors, Inc.; Secretary (2023-Present),
Harbor Trust Company, Inc.; Secretary (2024-Present), Harbor Funds; and Secretary (2024-Present), Harbor ETF Trust;
Senior Counsel (2015-2023), Western & Southern Financial Group, Inc.

Meredith S. Dykstra (39) Assistant Secretary	Since 2023
Senior Counsel (2022-Present), Vice President (2015-Present) and Legal Counsel (2015-2022), Harbor Capital Advisors,
Inc.; Assistant Secretary (2023-Present), Harbor Trust Company, Inc.; Assistant Secretary (2023-Present), Harbor Funds;
Assistant Secretary (2023-Present), Harbor ETF Trust; and Assistant Secretary (2023-Present), Harbor Funds II.

Lana M. Lewandowski (44) Assistant Secretary	Since 2021
Vice President and Compliance Director (2022-Present), Legal & Compliance Manager (2016-2022) and Legal Specialist
(2012-2015), Harbor Capital Advisors, Inc.; AML Compliance Officer (2017-2022) and Assistant Secretary (2017-Present),
Harbor Funds; AML Compliance Officer (2021-2022) and Assistant Secretary (2021-Present), Harbor ETF Trust; and
Assistant Secretary (2023-Present), Harbor Funds II.

41

Trustees and Officers

[1]	Each Trustee serves for an indefinite term, until his or her successor is elected. Each Officer is elected annually.
*	Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Advisor.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

Additional Information About the Trustees
The following sets forth information about each Trustee’s specific experience, qualifications, attributes and/or skills that serve as the basis for the person’s continued service in that capacity. These encompass a variety of factors, including, but not limited to, their financial and investment experience, academic background, willingness to devote the time and attention needed to serve, and past experience as Trustees of the Trust, other investment companies, operating companies or other types of entities. No one factor is controlling, either with respect to the group or any individual. As discussed further below, the evaluation of the qualities and ultimate selection of persons to serve as Independent Trustees is the responsibility of the Trust’s Nominating Committee, consisting solely of Independent Trustees. The inclusion of a particular factor below does not constitute an assertion by the Board of Trustees or any individual Trustee that a Trustee has any special expertise that would impose any greater responsibility or liability on such Trustee than would exist otherwise.
Scott M. Amero. Mr. Amero retired in 2010 after a 20-year career at BlackRock, Inc., where he was then Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head of Fixed Income Portfolio Management. He currently is on the Board of Trustees for Rare, a conservation nonprofit, a Trustee of Root Capital, a Trustee of the Massachusetts chapter of The Nature Conservancy, a Trustee for Adventure Scientists, a conservation nonprofit, and a member of the Advisory Board of the Mossavar-Rahmani Center for Business and Government at the Harvard Kennedy School. Mr. Amero has extensive investment experience and has served as a Trustee of Harbor Funds since 2014, of Harbor Funds II since 2023 and of Harbor ETF Trust since 2021.
Donna J. Dean. Ms. Dean served as the Chief Investment Officer of the Rockefeller Foundation from 2001 through 2019. The Rockefeller Foundation is a philanthropic organization established by the Rockefeller family in 1913 to promote the well-being of humanity. As Chief Investment Officer, Ms. Dean was responsible for leading a team of investment professionals in managing the Rockefeller Foundation’s endowment. Ms. Dean was responsible for establishing strategy for the endowment’s investment program, including diversifying the endowment’s portfolio of investments across a range of asset classes including public and private equities, fixed income, emerging markets, real assets (such as resources and real estate), hedge funds and distressed debt. Prior to joining the Rockefeller Foundation in 1995, Ms. Dean spent seven years at Yale University, where she served as Director of Investments, with responsibility for real estate as well as oversight of the New Haven Initiative community investment program. Ms. Dean has significant investment experience and has served as a Trustee of Harbor Funds since 2010, of Harbor Funds II since 2023 and of Harbor ETF Trust since 2021.
Robert Kasdin. Mr. Kasdin served as the Senior Vice President and Chief Operating Officer of Johns Hopkins Medicine from 2015 to 2022 and also as Chief Financial Officer of Johns Hopkins Medicine from 2018 to 2022. Prior to joining Johns Hopkins Medicine, he served as Senior Executive Vice President of Columbia University from 2002 to 2015. Prior to joining Columbia University, he served as the Executive Vice President and Chief Financial Officer of the University of Michigan, Treasurer and Chief Investment Officer for The Metropolitan Museum of Art in New York City, and Vice President and General Counsel for Princeton University Investment Company. He started his career as a corporate attorney at Davis Polk & Wardwell. Mr. Kasdin previously served on the board of The Y in Central Maryland and on the Board of the National September 11 Memorial & Museum at the World Trade Center Foundation, Inc. He serves on the Board of Directors of Apollo Commercial Real Estate Finance, Inc., as a Trustee of Barnard College and is a member of the Council on Foreign Relations. Mr. Kasdin has significant business experience and has served as a Trustee of Harbor Funds since 2014, of Harbor Funds II since 2023 and of Harbor ETF Trust since 2021.
Kathryn L. Quirk. Ms. Quirk retired in March 2017 after nearly thirty-five years of serving in various legal, compliance and senior management roles in the asset management industry as well as serving as an officer of several investment companies. Prior to her retirement, she served at Goldman Sachs Asset Management as Head of U.S. Regulatory Compliance from 2013-2017. Prior to joining Goldman Sachs, she was Vice President and Corporate Counsel at Prudential Insurance Company of America, a subsidiary of Prudential Financial Inc., an insurance and financial services company. During that time, she also served as Deputy Chief Legal Officer, Asset Management at Prudential Insurance Company of America; Co-Chief Legal Officer at Prudential Investment Management, Inc.; Chief Legal Officer at Prudential Investments LLC; and Chief Legal Officer of the Prudential Mutual Funds. Prior to joining Prudential, Ms. Quirk worked at Zurich Scudder Investments, Inc., an asset management company, where she held several senior management positions, including General Counsel, Chief Compliance Officer, Chief Risk Officer, Corporate Secretary, Managing Director, and served on the board of directors and management committee. She started her career as an attorney at Debevoise & Plimpton LLP. She currently serves on the Governing Council of the Independent Directors Council,

42

Trustees and Officers

Additional Information
About the Trustees —
Continued
and previously served on the Board of Directors and as Co-Chair of the Governance Committee of Just World International, Inc., a not-for-profit organization funding education and nutrition programs. Ms. Quirk has extensive investment management industry and legal experience and has served as a Trustee of Harbor Funds since 2017, of Harbor Funds II since 2023 and of Harbor ETF Trust since 2021.
Douglas J. Skinner. Mr. Skinner is the Sidney Davidson Distinguished Service Professor of Accounting and Deputy Dean for Faculty at the University of Chicago Booth School of Business, where his prior positions include Eric J. Gleacher Distinguished Service Professor of Accounting, John P. and Lillian A. Gould Professor of Accounting, Neubauer Family Faculty Fellow, Interim Dean, and Executive Director of the Accounting Research Center. Mr. Skinner joined the University of Chicago Business School’s faculty in 2005 from the University of Michigan Business School, where he served as the KPMG Professor of Accounting. Mr. Skinner’s teaching and research has a particular emphasis on corporate disclosure practices, corporate financial reporting, and corporate finance. Mr. Skinner is a Senior Fellow at the Asian Bureau of Finance and Economic Research. Mr. Skinner is the author or co-author of numerous publications in leading accounting and finance academic journals. Mr. Skinner has served as a Trustee of Harbor Funds since 2020, of Harbor Funds II since 2023 and of Harbor ETF Trust since 2021.
Ann M. Spruill. Ms. Spruill retired in 2008 after an 18-year career at GMO & Co. LLC, where she was a partner, portfolio manager and the Head of International Active Equities Division. She also served as a member of the Executive Committee and the Board of Directors of that firm. GMO & Co. LLC is a privately-owned global investment management firm. Ms. Spruill served as a Trustee for the Financial Accounting Foundation. She served as a member of the Investment Committee and Chair of Global Public Equities for the Museum of Fine Arts, Boston and as a Trustee of the University of Rhode Island. Ms. Spruill has significant investment experience and has served as a Trustee of Harbor Funds since 2014, of Harbor Funds II since 2023 and of Harbor ETF Trust since 2021.
Landis Zimmerman. Mr. Zimmerman retired in 2021 after serving 17 years as Vice President and Chief Investment Officer of the Howard Hughes Medical Institute. Prior to joining Howard Hughes Medical Institute, he served as Chief Investment Officer and Managing Director for investments at the University of Pennsylvania from 1998-2004, Associate Director of Investments of the Rockefeller Foundation from 1996-1998, Associate Director at Bear, Stearns & Co. Inc. from 1994-1996, and Vice President at J.P. Morgan Securities Inc. from 1985-1994. He began his career as Assistant Treasurer at Chemical Bank in 1981. He is currently an independent, non-fiduciary advisor for Gore Creek Asset Management, a family investment office, and is a member of the Frederick Gunn School Investment Committee. Mr. Zimmerman has served as a Trustee of Harbor Funds since 2022, of Harbor Funds II since 2023 and Harbor ETF Trust since 2022.
Charles F. McCain. Mr. McCain has served as Chief Executive Officer of Harbor Capital Advisors since 2017 and as a Director since 2007. Mr. McCain previously served as President and Chief Operating Officer of Harbor Capital Advisors during 2017, Executive Vice President and General Counsel of Harbor Capital Advisors from 2004-2017 and as Chief Compliance Officer of Harbor Capital Advisors from 2004-2014. He served as Harbor Funds’ Chief Compliance Officer from 2004-2017. He has served as a Director and Chairperson of Harbor Trust Company, Inc. since 2019. He also has served as a Director of Harbor Services Group, Inc. since 2007, and as the Chief Compliance Officer of Harbor Services Group, Inc. from 2004-2017. He has also served as a Director of Harbor Funds Distributors, Inc. since 2007, and as the Chief Compliance Officer and Executive Vice President of Harbor Funds Distributors, Inc. from 2007-2017. Prior to joining Harbor Capital Advisors in 2004, Mr. McCain was a Junior Partner at the law firm of Wilmer Cutler Pickering Hale and Dorr LLP. Mr. McCain has extensive business, investment, legal and compliance experience and has served as a Trustee and Chairman of the Board of Harbor Funds since 2017, as a Trustee and Chairman of the Board of Harbor Funds II since 2022 and as a Trustee and Chairman of the Board of Harbor ETF Trust since 2021.

Board Leadership Structure
As indicated above, the business and affairs of the Trust shall be managed by or under the direction of the Trustees. The Trustees have delegated day-to-day management of the affairs of the Trust to the Advisor, subject to the Trustees’ oversight. The Board of Trustees is currently comprised of eight Trustees, seven of whom are Independent Trustees. All Independent Trustees serve on the Audit Committee and Nominating Committee, as discussed below. The Chairman of the Board of Trustees is an Interested Trustee.

43

Trustees and Officers

Board Leadership
Structure — Continued
The Independent Trustees determined that it was appropriate to appoint a Lead Independent Trustee to facilitate communication among the Independent Trustees and with management. Accordingly, the Independent Trustees have appointed Ms. Quirk to serve as Lead Independent Trustee. Among other responsibilities, the Lead Independent Trustee coordinates with management and the other Independent Trustees regarding review of agendas for board meetings; serves as chair of meetings of the Independent Trustees; and, in consultation with the other Independent Trustees and as requested or appropriate, communicates with management, counsel, third party service providers and others on behalf of the Independent Trustees.
The Trustees believe that this leadership structure is appropriate given, among other things, the size and number of funds offered by the Trust; the size and committee structure of the Board of Trustees; management’s accessibility to the Independent Trustees, both individually and collectively through the Lead Independent Trustee; and the active and engaged role played by each Trustee with respect to oversight responsibilities.

Board Committees
All Independent Trustees serve on the Audit Committee and the Nominating Committee. The functions of the Audit Committee include recommending an independent registered public accounting firm to the Trustees, monitoring the independent registered public accounting firm’s performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Independent Trustees. The Nominating Committee will also consider nominees recommended by shareholders to serve as Trustees provided that shareholders submit such recommendations in writing to Harbor ETF Trust Nominating Committee, c/o Harbor ETF Trust, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302 within a reasonable time before any meeting.
During Harbor ETF Trust’s fiscal year ended October 31, 2023, the Board of Trustees held 12 meetings, the Audit Committee held 3 meetings and the Nominating Committee did not hold any meetings. The Board of Trustees does not have a compensation committee.

Risk Oversight
The Board of Trustees considers its role with respect to risk management to be one of oversight rather than active management. The Trust faces a number of types of risks, including investment risk, legal and compliance risk, operational risk (including business continuity risk), reputational and business risk. The Board of Trustees recognizes that not all risks potentially affecting the Trust can be identified in advance, and that it may not be possible or practicable to eliminate certain identifiable risks. As part of the Trustees’ oversight responsibilities, the Trustees generally oversee the Funds’ risk management policies and processes, as these are formulated and implemented by the Trust’s management. These policies and processes seek to identify relevant risks and, where practicable, lessen the possibility of their occurrence and/or mitigate the impact of such risks if they were to occur. Various parties, including management of the Trust, the Trust’s independent registered public accounting firm and other service providers provide regular reports to the Board of Trustees on various operations of the Trust and related risks and their management. In particular, the Funds’ Chief Compliance Officer regularly reports to the Trustees with respect to legal and compliance risk management, the Chief Financial Officer reports on financial operations, and a variety of other management personnel report on other risk management areas, including the operations of certain affiliated and unaffiliated service providers to the Trust. The Audit Committee maintains an open and active communication channel with both the Trust’s personnel and its independent auditor, largely, but not exclusively, through its chair.

44

Trustees and Officers

Trustee Compensation
For the fiscal year ended
October 31, 2023
Name of Person, Position	Aggregate Compensation From Harbor ETF Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From Fund Complex*
Charles F. McCain, Chairman, President and Trustee	-0-	-0-	-0-
Scott M. Amero, Trustee	$60,000	-0-	$300,000
Donna J. Dean, Trustee	$60,000	-0-	$300,000
Robert Kasdin, Trustee	$60,000	-0-	$300,000
Kathryn L. Quirk, Trustee[1]	$70,000	-0-	$350,000
Douglas J. Skinner, Trustee[2]	$65,000	-0-	$325,000
Ann M. Spruill, Trustee	$60,000	-0-	$300,000
Landis Zimmerman, Trustee	$60,000	-0-	$300,000
*
Includes amounts paid by Harbor ETF Trust and Harbor Funds.
1
In consideration of her service as Lead Trustee, Ms. Quirk received $40,000 from the Harbor Funds and $10,000 from the Harbor ETF Trust in addition to the compensation payable to each other Independent Trustee for the fiscal year ended October 31, 2023.
2
In consideration of his service as Audit Committee Chair, Mr. Skinner received $20,000 from the Harbor Funds and $5,000 from the Harbor ETF Trust in addition to the compensation payable to each other Independent Trustee for the fiscal year ended October 31, 2023.

Trustee Ownership of Fund Shares
As of January 31, 2024, the Trustees and Officers of Harbor ETF Trust as a group did not beneficially own more than 1% of the outstanding shares of beneficial interest of the Funds.
The Fund shares beneficially owned by the Trustees as of December 31, 2023 are as follows:
Name of Trustee	Dollar Range of Ownership in Each Fund		Aggregate Dollar Range of Ownership in all Funds Overseen within Fund Family
Independent Trustees
Scott M. Amero	Harbor Commodity All- Weather Strategy ETF	Over $100,000	Over $100,000
	Harbor Scientific Alpha Income ETF	Over $100,000
Donna J. Dean	None	None	Over $100,000
Robert Kasdin	Harbor Long-Term Growers ETF	Over $100,000	Over $100,000
	Harbor International Compounders ETF	$50,001-$100,000
Kathryn L. Quirk	None	None	Over $100,000
Douglas J. Skinner	Harbor Commodity All- Weather Strategy ETF	$50,001-$100,000	Over $100,000
	Harbor Energy Transition Strategy ETF	$10,001-$50,000
	Harbor Dividend Growth Leaders ETF	$50,001-$100,000
	Harbor Scientific Alpha High-Yield ETF	$50,001-$100,000
Ann M. Spruill	None	None	Over $100,000
Landis Zimmerman	Harbor Long-Term Growers ETF	Over $100,000	Over $100,000

45

Trustees and Officers

Trustee Ownership of Fund
Shares — Continued
Name of Trustee	Dollar Range of Ownership in Each Fund		Aggregate Dollar Range of Ownership in all Funds Overseen within Fund Family
Interested Trustee
Charles F. McCain	Harbor Commodity All- Weather Strategy ETF	Over $100,000	Over $100,000
	Harbor Disruptive Innovation ETF	Over $100,000
	Harbor Dividend Growth Leaders ETF	Over $100,000
	Harbor Energy Transition Strategy ETF	$50,001-$100,000
	Harbor Human Capital Factor Unconstrained ETF	Over $100,000
	Harbor International Compounders ETF	Over $100,000
	Harbor Long-Short Equity ETF	$50,001-$100,000
	Harbor Long-Term Growers ETF	Over $100,000
	Harbor Multi-Asset Explorer ETF	$50,001-$100,000
	Harbor Scientific Alpha High-Yield ETF	Over $100,000
	Harbor Scientific Alpha Income ETF	$50,001-$100,000

46

Trustees and Officers

Material Relationships of the Independent Trustees
For purposes of the discussion below, the italicized terms have the following meanings:
■
the immediate family members of any person are their spouse, children in the person’s household (including step and adoptive children) and any dependent of the person.
■
an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, ORIX Corporation (“ORIX”) is an entity that is in a control relationship with the Advisor.
■
a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act, in each case having the Advisor as investment adviser, Foreside Fund Services, LLC (the “Distributor”) as principal underwriter, or an investment adviser or principal underwriter that is in a control relationship with the Advisor or Distributor. For example, the related funds of Harbor ETF Trust include all of the Funds in the Harbor family and any other U.S. and non-U.S. funds managed by the Advisor’s affiliates or distributed by the Distributor or its affiliates.
As of December 31, 2023, none of the Independent Trustees, nor any member of their immediate families, beneficially owned any securities issued by the Advisor, ORIX, or any other entity in a control relationship to the Advisor or the Distributor. During the calendar years 2022 and 2023, none of the Independent Trustees, nor any member of their immediate families, had any direct or indirect interest (the value of which exceeds $120,000), whether by contract, arrangement or otherwise, in the Advisor, the Distributor, ORIX, or any other entity in a control relationship to the Advisor or the Distributor. During the calendar years 2022 and 2023, none of the Independent Trustees, nor any member of their immediate families, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a “fund-related party”):
■
a Harbor Fund;
■
an officer of Harbor ETF Trust;
■
a related fund;
■
an officer of any related fund;
■
the Advisor;
■
the Distributor;
■
an officer of the Advisor or the Distributor;
■
any affiliate of the Advisor or the Distributor; or
■
an officer of any such affiliate.
During the calendar years 2022 and 2023, none of the Independent Trustees, nor any member of their immediate families, had any relationship exceeding $120,000 in value with any Fund-related party, including, but not limited to, relationships arising out of (i) payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services.
During the calendar years 2022 and 2023, none of the Independent Trustees, nor any member of their immediate families, served as an officer for an entity on which an officer of any of the following entities also served as a director:
■
the Advisor;
■
the Distributor; or
■
ORIX or any other entity in a control relationship with the Advisor or the Distributor.
During the calendar years 2022 and 2023, no immediate family member of any of the Independent Trustees, had any position, including as an officer, employee or director, with any Harbor funds. During the calendar years 2022 and 2023, none of the Independent Trustees, nor any member of their immediate families, had any position, including as an officer, employee, director or partner, with any of:
■
any related fund;
■
the Advisor;
■
the Distributor;
■
any affiliated person of Harbor ETF Trust; or
■
ORIX or any other entity in a control relationship to the Advisor or the Distributor.

47

The AdvisOr AND SUBADVISORs

The Advisor
Harbor Capital Advisors, Inc., a Delaware corporation, serves as the investment advisor (the “Advisor”) for each Fund pursuant to a separate investment advisory agreement with Harbor ETF Trust on behalf of each Fund (each, an “Investment Advisory Agreement”). Pursuant to each Investment Advisory Agreement, the Advisor is responsible for providing a range of management, oversight, legal, compliance, financial and administrative services for each Fund as set forth in more detail below:
Management Services. Subject to the approval of the Board of Trustees, the Advisor is responsible for establishing the investment policies, strategies and guidelines for each Fund, and for recommending modifications to those policies, strategies and guidelines whenever the Advisor deems modifications to be necessary or appropriate. The Advisor is also responsible for providing, either through itself or through a Subadvisor selected, paid and supervised by the Advisor, investment research, and advice, and for furnishing continuously an investment program for each Fund consistent with the investment objectives and policies of the Fund. For Harbor funds that employ one or more non-discretionary Subadvisors, the Advisor will also make day-to-day investment decisions with respect to each such fund to implement model portfolios provided by the non-discretionary Subadvisors.
Selection and Oversight of Subadvisors. The Advisor is responsible for the Subadvisors it selects to manage the assets of or provide non-discretionary investment advisory services for each Fund and for recommending to the Board of Trustees the hiring, termination and replacement of Subadvisors. The Advisor is responsible for overseeing the Subadvisors and for reporting to the Board of Trustees periodically on each Fund’s and Subadvisor’s performance. The Advisor normally utilizes both qualitative and quantitative analysis to evaluate existing and prospective Subadvisors, including thorough reviews and assessments of (i) the Subadvisor’s investment process, personnel and investment staff; (ii) the Subadvisor’s investment research capabilities; (iii) the Subadvisor’s ownership and organization structures; (iv) the Subadvisor’s legal, compliance and operational infrastructure; (v) the Subadvisor’s brokerage practices; (vi) any material changes in the Subadvisor’s business, operations or staffing; (vii) the performance of each Fund and the Subadvisor relative to benchmark and peers; (viii) each Fund’s portfolio characteristics, and (ix) the composition of each Fund’s portfolio.
Legal, Compliance, Financial and Administrative Services. The Advisor is responsible for regularly providing various other services on behalf of each Fund, including, but not limited to: (i) providing the Fund with office space, facilities, equipment and personnel as the Advisor deems necessary to provide for the effective administration of the affairs of the Fund, including providing from among the Advisor’s directors, officers and employees, persons to serve as interested Trustee(s), officers and employees of Harbor ETF Trust and paying the salaries of such persons; (ii) coordinating and overseeing the services provided by the Funds’ transfer agent, custodian, legal counsel and independent auditors; (iii) coordinating and overseeing the preparation and production of meeting materials for the Board of Trustees, as well as such other materials that the Board of Trustees may from time to time reasonably request; (iv) coordinating and overseeing the preparation and filing with the SEC of registration statements, notices, shareholder reports, proxy statements and other material for the Fund required to be filed under applicable laws; (v) developing and implementing procedures for monitoring compliance with the Funds’ investment objectives, policies and guidelines and with applicable regulatory requirements; (vi) providing legal and regulatory support for the Fund in connection with the administration of the affairs of the Fund, including the assigning of matters to the Funds’ legal counsel on behalf of the Fund and supervising the work of such outside counsel; (vii) overseeing the determination and publication of each Fund’s net asset value in accordance with the Funds’ valuation policies; (viii) preparing and monitoring expense budgets for the Fund, and reviewing the appropriateness and arranging for the payment of Fund expenses; and (ix) furnishing to the Fund such other administrative services as the Advisor deems necessary, or the Board of Trustees reasonably requests, for the efficient operation of the Fund.
The Advisor is a wholly owned subsidiary of ORIX Corporation (“ORIX”), a global financial services company based in Tokyo, Japan. ORIX provides a range of financial services to corporate and retail customers around the world, including financing, leasing, real estate and investment banking services. The stock of ORIX trades publicly on both the New York (through ADRs) and Tokyo Stock Exchanges.

Advisory Fees
For its services, each Fund pays the Advisor a contractual advisory fee set forth below, which is an annual rate based on the Fund’s average net assets. The following table sets forth for each Fund the contractual advisory fee rate and the fees paid to the Advisor for the past three fiscal years before the effect of any fee waiver (shown below) in effect for the past three fiscal years that reduced the advisory fee paid.

48

The AdvisOr AND SUBADVISORs

Advisory Fees —
Continued
	Contractual Advisory Fee Annual Rate Based on Average Net Assets	Advisory Fee Paid for Year Ended October 31 (000s)
		2023	2022	2021
HARBOR ETF TRUST
Harbor Commodity All-Weather Strategy ETF[1]	0.68%	$523	$257	N/A
Harbor Disruptive Innovation ETF[2]	0.75	154	46	N/A
(Reduction due to fee waiver)		N/A	(12)	N/A
Harbor Dividend Growth Leaders ETF[3]	0.50	868	957	$1,093
(Reduction due to fee waiver)		N/A	(96)	(141)
Harbor Energy Transition Strategy ETF[4]	0.80	189	54	N/A
Harbor Health Care ETF[5]	0.80	30	N/A	N/A
Harbor Human Capital Factor Unconstrained ETF (formerly, Harbor Corporate Culture Leaders ETF)[6]	0.50	49	23	N/A
Harbor Human Capital Factor US Large Cap ETF (formerly, Harbor Corporate Culture ETF)[7]	0.35	843	8	N/A
Harbor Human Capital Factor US Small Cap ETF (formerly, Harbor Corporate Culture Small Cap ETF)[8]	0.60	352	N/A	N/A
Harbor International Comounders ETF[9]	0.55	80	5	N/A
Harbor Long-Short Equity ETF[10]	1.20	N/A	N/A	N/A
Harbor Long-Term Growers ETF[11]	0.57	739	186	N/A
Harbor Multi-Asset Explorer ETF[12]	0.70	3	N/A	N/A
Harbor Scientific Alpha High-Yield ETF[13]	0.48	437	154	22
Harbor Scientific Alpha Income ETF[13]	0.50	157	157	23
  1
Commenced operations on February 9, 2022.
 2
Commenced operations on December 1, 2021.
 3
On May 20, 2022, the Westfield Capital Dividend Growth Fund was reorganized into the Harbor Dividend Growth Leaders ETF.
 4
Commenced operations on July 13, 2022.
 5
Commenced operations on November 16, 2022.
 6
Commenced operations on February 23, 2022.
 7
Commenced operations on October 12, 2022.
 8
Commenced operations on April 12, 2023.
 9
Commenced operations on September 7, 2022.
10
Commenced operations on December 4, 2023.
11
Commenced operations on February 2, 2022.
12
Commenced operations on September 13, 2023.
13
Commenced operations on September 14, 2021.

The Subadvisors
The Advisor has engaged the services of investment subadvisers (each, a “Subadvisor”) to provide discretionary or non-discretionary advisory services to each Fund.
The Advisor pays each Subadvisor out of its own resources; the Fund has no obligation to pay the Subadvisors. Each Subadvisor has entered into a subadvisory agreement with the Advisor and Harbor ETF Trust, on behalf of each respective Fund. Each discretionary Subadvisor is responsible for providing the respective Fund with advice concerning the investment management of the Fund’s portfolio, which advice shall be consistent with the investment objectives and policies of the Fund. Each discretionary Subadvisor determines what securities shall be purchased, sold or held for the respective Fund and what portion of such Fund’s assets are held uninvested. Each non-discretionary Subadvisor provides investment advice to the Advisor, which is responsible for the day-to-day investment decision making for the Fund.
Each Subadvisor is responsible for its own costs of providing services to the Fund. Each discretionary and non-discretionary Subadvisor’s subadvisory fee rate is based on a stated percentage of the Fund’s average annual net assets.
Harbor Commodity All-Weather Strategy ETF and Harbor Energy Transition Strategy ETF. The Funds are subadvised by Quantix. Quantix is wholly owned by its founding partners, who also make the day-to-day management and strategic decisions for the firm.
Harbor Disruptive Innovation ETF.  The Fund operates as a multi-manager fund. In managing the Fund, the Advisor utilizes non-discretionary model portfolios provided by the following Subadvisors:
■
4BIO Partners LLP (“4BIO Capital”). 4BIO Capital is a London-based venture capital limited liability partnership that is employee owned.

49

The AdvisOr AND SUBADVISORs

The Subadvisors —
Continued
■
NZS Capital, LLC (“NZS”). NZS, a limited liability company, is controlled by Jason Bradley Slingerlend, Brinton Johns, and Jupiter Investment Management Holdings LLC;
■
Sands Capital Management, LLC (“Sands Capital”). Sands Capital is an independent investment management firm ultimately controlled by Frank M. Sands, Sands Capital’s CEO and CIO. Frank M. Sands controls Sands Capital by virtue of his position as, among other things, trustee, manager, or officer, respectively, of various intermediate holding entities and trusts through which voting or management rights with respect to Sands Capital are held and/or exercised;
■
Tekne Capital Management, LLC (“Tekne”). Tekne is a limited liability company with Tekne Capital Partners, LP serving as member and direct majority owner. Beeneet Kothari, who is the Chief Executive officer Tekne, is the controlling owner of Tekne Capital Partners, LP; and
■
Westfield Capital Management, L.P. (“Westfield”). Westfield is majority employee owned. The day-to-day management and strategic decisions of Westfield are controlled by Westfield’s Management Committee.
Harbor Dividend Growth Leaders ETF and Harbor Health Care ETF.  The Funds are subadvised by Westfield. Westfield is 100% employee owned. The day-to-day management and strategic decisions of Westfield are controlled by Westfield’s Management Committee.
Harbor International Compounders ETF.  The Fund is subadvised by C WorldWide Asset Management Fondsmaeglerselskab A/S (“C WorldWide”). C WorldWide is owned by C WorldWide Holdings A/S, which ultimately is owned by the private equity fund Altor Fund III (Altor Fund III (no. 1) Limited Partnership, Altor Fund III (no. 2) Limited Partnership and Altor Fund III (No. 3) Limited). C WorldWide is controlled by C WorldWide Holdings A/S.
Harbor Long-Short Equity ETF. The Fund is subadvised by Disciplined Alpha LLC (“Disciplined Alpha”). Disciplined Alpha is a Massachusetts limited liability company and is owned by Kevin Shea. The day-to day management and strategic decisions of Disciplined Alpha are controlled by Kevin Shea.
Harbor Long-Term Growers ETF.  The Fund is subadvised by Jennison Associates LLC (“Jennison”). Jennison is a direct, wholly owned subsidiary of PGIM, Inc., which is a direct, wholly owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly owned subsidiary of Prudential Financial, Inc.
Harbor Scientific Alpha Income ETF and Harbor Scientific Alpha High-Yield ETF.  The Funds are subadvised by BlueCove. BlueCove is a private limited company organized under the laws of England and Wales. BlueCove is located at 10 New Burlington Street, London W1S 3BE, United Kingdom.

Subadvisory Fees
The fees paid by the Advisor to each Subadvisor for the past three fiscal years are set forth in the table below.
	Fee Paid by the Adviser to Subadvisor For Year Ended October 31 (000s)
	2023	2022	2021
HARBOR ETF TRUST
Harbor Commodity All-Weather Strategy ETF[1]	$269	$132	N/A
Harbor Disruptive Innovation ETF[2]
4BIO Partners LLP	9	3	N/A
NZS Capital LLC	33	10	N/A
Sands Capital Management, LLC	10	4	N/A
Tekne Capital Management, LLC	9	3	N/A
Westfield Management Company, LP	31	8	N/A
Harbor Dividend Growth Leaders ETF[3]	780	280	N/A
Harbor Energy Transition Strategy ETF[4]	83	24	N/A
Harbor Health Care ETF[5]	26	N/A	N/A
Harbor International Compounders ETF[6]	51	3	N/A
Harbor Long Term Growers ETF[7]	277	70	N/A
Harbor Scientific Alpha High-Yield ETF[8]	271	96	14
Harbor Scientific Alpha Income ETF[8]	94	94	14
1
Commenced operations on February 9, 2022.
2
Commenced operations on December 1, 2021.
3
On May 20, 2022, the Westfield Capital Dividend Growth Fund was reorganized into the Harbor Dividend Growth Leaders ETF. Information shown is for the period of operations following reorganization.
4
Commenced operations on July 13, 2022.

50

The AdvisOr AND SUBADVISORs

Subadvisory Fees —
Continued
5
Commenced operations on November 16, 2022.
6
Commenced operations on September 7, 2022.
7
Commenced operations on February 2, 2022.
8
Commenced operations on September 14, 2021.

51

The Portfolio Managers

Other Accounts Managed
The portfolio managers primarily responsible for the day-to-day management of the Funds also manage other registered investment companies, other pooled investment vehicles and/or other accounts, (collectively, the “Portfolios”) as indicated below. The following table identifies, as of October 31, 2023, (unless otherwise noted): (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager(s); (ii) the total assets of such companies, vehicles and accounts, and (iii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR COMMODITY ALL-WEATHER STRATEGY ETF
Matthew Schwab
All Accounts	1	$106	1	$53	0	--
Accounts where advisory fee is based on account performance (subset of above)	0	--	0	--	0	--
HARBOR DISRUPTIVE INNOVATION ETF
Spenser P. Lerner, CFA
All Accounts	2	$39	0	$—	0	$—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Kristof Gleich, CFA
All Accounts	1	36	0	—	0	—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR DIVIDEND GROWTH LEADERS ETF
William A. Muggia
All Accounts	11	$3,129	9	$1,812	266	$9,273
Accounts where advisory fee is based on account performance (subset of above)	0	—	1	28	25	2,210
HARBOR ENERGY TRANSITION STRATEGY ETF
Matthew Schwab
All Accounts	1	$25	1	$53	0	—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR HEALTH CARE ETF
William A. Muggia
All Accounts	10	$3,322	9	$1,812	266	$9,273
Accounts where advisory fee is based on account performance (subset of above)	0	—	1	28	25	2,210
Matthew R. Renna
All Accounts	9	3,120	6	1,762	221	8,326
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	22	1,726
HARBOR HUMAN CAPITAL FACTOR UNCONSTRAINED ETF (formerly, Harbor Corporate Culture Leaders ETF)
Stephen Cook
All Accounts	2	$351	0	—	0	—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
James Erceg
All Accounts	2	351	0	—	0	—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR HUMAN CAPITAL FACTOR US LARGE CAP ETF (formerly, Harbor Corporate Culture ETF)
Stephen Cook
All Accounts	2	$113	0	$—	0	$—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—

52

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR HUMAN CAPITAL FACTOR US LARGE CAP ETF (formerly, Harbor Corporate Culture ETF) — Continued
James Erceg
All Accounts	2	$113	0	$—	0	$—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR HUMAN CAPITAL FACTOR US SMALL CAP ETF (formerly, Harbor Corporate Culture Small Cap ETF)
Stephen Cook
All Accounts	2	$258	0	$—	0	$—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
James Erceg
All Accounts	2	258	0	—	0	—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR INTERNATIONAL COMPOUNDERS ETF
Bo Almar Knudsen
All Accounts	2	$22	16	$3,560	29	$9,181
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	4	2,254
Bengt Seger
All Accounts	2	22	16	3,560	29	9,181
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	4	2,254
Peter O’Reilly
All Accounts	2	22	16	3,560	29	9,181
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	4	2,254
Mattias Kolm
All Accounts	2	22	16	3,560	29	9,181
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	4	2,254
HARBOR LONG-SHORT EQUITY ETF
Kevin Shea, CFA
All Accounts	0	$0	2	$9	2	$9
Accounts where advisory fee is based on account performance (subset of above)	0	0	2	9	2	9
HARBOR LONG-TERM GROWERS ETF
Blair A. Boyer
All Accounts	19	$56,193	10	$12,631	32	$8,675
Accounts where advisory fee is based on account performance (subset of above)	1	10,320	0	0	0	0
Natasha Kuhklin, CFA
All Accounts	18	45,873	12	12,784	26	2,443
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	0	0	0
Kathleen A. McCarragher
All Accounts	29	56,193	10	12,810	11	1,488
Accounts where advisory fee is based on account performance (subset of above)	1	10,320	0	0	0	0
Jason T. McManus
All Accounts	11	6,713	5	839	3	59
Accounts where advisory fee is based on account performance (subset of above)	0	0	0	0	0	0

53

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR MULTI-ASSET EXPLORER ETF
Jason M. Alonzo
All Accounts	0	$—	0	$—	0	$—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Spenser P. Lerner, CFA
All Accounts	2	62	0	—	0	—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Justin Menne
All Accounts	0	$—	0	$—	0	$—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Jonathan Poynter
All Accounts	0	$—	0	$—	0	$—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Jake Schurmeier
All Accounts	0	$—	0	$—	0	$—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR SCIENTIFIC ALPHA HIGH-YIELD ETF AND HARBOR SCIENTIFIC ALPHA INCOME ETF
Benjamin Brodsky, CFA
All Accounts	0	$—	2	$932	1	$565
Accounts where advisory fee is based on account performance (subset of above)	0	—	—	932	0	565
Michael Harper, CFA
All Accounts	0	—	2	932	1	565
Accounts where advisory fee is based on account performance (subset of above)	0	—	—	932	0	565
Garth Flannery, CFA
All Accounts	0	—	2	932	1	565
Accounts where advisory fee is based on account performance (subset of above)	0	—	—	932	0	565
Benoy Thomas, CFA
All Accounts	0	—	2	932	1	565
Accounts where advisory fee is based on account performance (subset of above)	0	—	—	932	0	565

Harbor Capital
Advisors, Inc.
CONFLICTS OF INTEREST
The Advisor may have various interests arising out of its side-by side management of accounts that create incentive to favor one account over another. These include: affiliated accounts in which the Advisor manages accounts on behalf of Harbor as well as on behalf of its clients; single subadvisor and multi-manager products where the individual or group responsible for managing multi-manager products may have access, directly or indirectly, to material non-public information regarding one or more underlying managers as a result of such manager also serving as a subadvisor to a single-subadvisor product, including with respect to management of ETF creation baskets; large accounts and clients which may generate more revenue than smaller accounts or certain strategies which may have higher fees than others, resulting in a potential incentive to favor such high revenue or fee generating accounts; recommendations to different clients to buy or sell securities of the same kind or class at prices that may be different or to execute trades of securities of the same kind or class in opposite directions for different accounts; non-discretionary accounts or models in which a client may be disadvantaged if the Advisor delivers the model investment portfolio after initiating trading for the discretionary accounts or a discretionary client disadvantaged if the non-discretionary clients receive the model investment portfolio and start trading prior to when the Advisor begins trading for the discretionary clients; client accounts which only permit holding securities long versus those that permit short selling

54

The Portfolio Managers

Harbor Capital
Advisors, Inc. —
Continued
and where different client accounts are selling short and holding long potentially impacting the value of the security; the investment of assets of different clients at different levels of an issuer’s capital structure; and financial interests of investment professionals who may invest or have other direct or indirect interests in investment vehicles the Advisor manages, including mutual funds, creating incentive to favor such accounts over others.
Conflicts that are not eliminated are addressed through disclosure and/or adoption of policies and procedures to manage or mitigate such conflicts. The Advisor seeks to disclose material conflicts of interest to our clients and prospective clients and seeks to manage and mitigate conflicts through governance, oversight and the adoption of additional policies and procedures.
COMPENSATION
The Advisor’s compensation methodology for the portfolio managers consists of the following components:
Base Salary. Base salary is a fixed amount determined each year. Each portfolio manager’s base salary is based upon the responsibilities of his or her position with the Advisor, years of service and contribution to the long-term performance of the Advisor.
Annual Cash Bonus. Portfolio managers generally participate in at least one and possibly more bonus programs of the Advisor.
■

Employee Bonus Plan (“EBP”). Most full-time employees of the Advisor participate in the EBP. The EBP provides for a possible incentive payment based upon the Advisor’s EBIT (earnings before interest and taxes) margin percentage compared to its budgeted EBIT margin percentage. Good control over costs is an important factor in achieving the EBP objectives.
■

Senior Management Incentive Program (“SMIP”). Most senior professionals of the Advisor participate in the SMIP or a similar incentive plan. The objectives of the SMIP can vary from year to year, although for front-line portfolio managers, objectives will include performance of the portfolios compared to benchmarks, performance against budgeted earnings and other objectives as may be determined from year to year.
Target percentages for both the EBP and SMIP are established as a percentage of each portfolio manager’s base salary. The percentages used in the calculation of both the EBP and SMIP are determined annually through a performance evaluation process based on qualitative and quantitative factors.
Harbor Cash Appreciation Rights (“H-CARs”). H-CARs represents a long-term incentive plan for senior personnel and certain other staff who have made, and are expected to make, significant contributions to the long-term value of the Advisor. H-CARs may be awarded each year and have an initial value expressed in dollars and equivalent H-CAR units. The value of the awards change over time based upon a formula linked to the Advisor’s pre-tax profitability, with the awards normally vesting in equal amounts over three and five years. Individual awards are typically determined based upon an assessment of the participant’s past and expected future contributions to the performance of the Advisor.
SECURITIES OWNERSHIP
As of October 31, 2023 , Mr. Erceg owned shares of Harbor Human Capital Factor Unconstrained ETF with a value between $10,001 and $50,000, shares of Harbor Human Capital Factor US Large Cap ETF with a value between $10,001 and $50,000 and no shares of Harbor Human Capital Factor Small Cap ETF. As of October 31, 2023, Mr. Cook owned no shares of Harbor Human Capital Factor Unconstrained ETF, Harbor Human Capital Factor US Large Cap ETF or Harbor Human Capital Factor Small Cap ETF. As of October 31, 2023 Messrs. Gleich and Lerner did not beneficially own any shares of Harbor Disruptive Innovation ETF. As of October 31, 2023 Messrs. Alonzo, Lerner, Menne, Poynter and Schurmeier did not beneficially own any shares of Harbor Multi-Asset Explorer ETF.

BlueCove Limited
CONFLICTS OF INTEREST
As a firm with multiple clients, BlueCove may, in the normal course of business, be faced with situations that have the potential to give rise to conflicts of interest. Conflicts of interest may occur due to side by side management of client portfolios, which may have overlapping or opposing investment strategies. Members of BlueCove’s Portfolio Management team may be engaged in managing client portfolios contemporaneously. Different client portfolios may have differing fee structures. Furthermore, it is not possible to anticipate every situation that may present the risk of a conflict of interest over time. However, in accordance with regulatory requirements, BlueCove maintains and operates effective organizational and administrative arrangements with a view to taking all reasonable steps to prevent conflicts of interest from adversely affecting the interests of its clients. BlueCove’s organizational and administrative arrangements include a comprehensive suite of compliance polices, employee training and attestations, and a transparent investment process.

55

The Portfolio Managers

BlueCove Limited —
Continued
COMPENSATION
In setting and reviewing fixed compensation, BlueCove takes account of the need to ensure that fixed and variable components of total compensation are appropriately balanced. Fixed compensation is intended to be set at a level that allows BlueCove to operate a fully flexible policy on variable compensation while remaining competitive so as to attract and retain key talent.
Variable compensation is discretionary and will only be paid if it is sustainable according to the financial situation of BlueCove as a whole and justified according to the overall firm performance, investment team performance and the performance of the individual concerned. In setting performance targets applicable to discretionary variable compensation, there is an emphasis placed on establishing targets that are closely aligned with the strategic focus of BlueCove. Non-financial performance related to BlueCove’s defined values and behaviors is also taken into account, and this includes compliance with controls and standards governing the relationships with clients and investors, risk management, and value-based behaviors. The target-setting process is also designed to avoid, or to mitigate where avoidance is not possible, conflicts of interest being created or incentivizing conflicts of interest or other behavior that would breach BlueCove’s policies, values or commitment to clients.
BlueCove employees do not receive compensation from any fund for which BlueCove provides investment management services.
BlueCove operates an ownership culture amongst employees via its equity incentive plan. Each employee has an equity interest, allowing them to share in the growth of the business.
SECURITIES OWNERSHIP
As of October 31, 2023, Messrs. Brodsky, Harper, Thomas and Flannery did not beneficially own any shares of Harbor Scientific Alpha Income ETF or Harbor Scientific Alpha High-Yield ETF.

C Worldwide Asset Management Fondsmaeglerselskab A/S
CONFLICTS OF INTEREST
The Fund’s portfolio managers manage other accounts which invest in securities of the same type in which the Fund invests. The Subadvisor is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. The Subadvisor attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.
Conflicts of interest among the Fund and other accounts managed by the portfolio managers may exist, which include, but are not limited to, those described below.
Differences in payment structures between the Fund and other accounts involve a conflict of interest. Other clients may have investment objectives that are similar to, or overlap to a greater or lesser extent, with those of the Fund. It is the policy of the Subadvisor to allocate investment opportunities fairly and equitably among the Fund and other clients, where applicable, to the extent possible over a period of time and in each case in a manner consistent with the Subadvisor’s obligations under applicable law.
As a general rule, investment opportunities will be allocated between the Fund and other accounts managed by the portfolio managers for which participation in the respective opportunity is considered appropriate pro rata based on the relative capital size of the accounts. However, the pro rata principle is deviated from in order to take into account cost efficiency for smaller clients. In addition, other considerations may be taken into consideration, including legal or regulatory restrictions, including those that may arise in non-U.S. jurisdictions and such other factors considered relevant. Such considerations may result in allocations among the fund and one or more other clients on other than a pro rata basis.
The portfolio managers will devote as much of their time to the activities of the Fund as they deem necessary and appropriate. The portfolio managers are not restricted from providing services to other clients even though such activities may involve substantial time and resources of the portfolio managers. These activities could be viewed as creating a conflict of interest in that the time and effort of the portfolio managers will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and such other activities.
COMPENSATION
A portfolio manager’s compensation consists of fixed and variable components taking into account individual performance as well as the performance of the Subadvisor. A portfolio manger’s salary is not directly dependent on the performance of the Fund or the level of assets in the Fund.

56

The Portfolio Managers

C Worldwide Asset
Management
Fondsmaeglerselskab
A/S — Continued
SECURITIES OWNERSHIP
As of October 31, 2023, Messrs. Knudsen, Seger, O’Reilly and Kolm did not beneficially own any shares of Harbor International Compounders ETF.

Disciplined Alpha LLC
CONFLICTS OF INTEREST
Identification of potential conflicts of interest is a high priority for Disciplined Alpha. Employees have a duty to disclose the existence of any material personal or financial interest in any company, by completing the Conflicts of Interest Questionnaire whether a competitor or a company with which Disciplined Alpha seeks to or conducts business. The CCO or its delegate reviews each case to determine if there is a violation of this policy. Employees who fail to comply with the requirements of this policy may be subject to disciplinary action, up to and including termination. Guidelines which help identify potential conflicts are listed below, however, if an employee is unsure about any potential conflict, they should discuss confidentially with a supervisor or the Chief Compliance Officer.
■
Employees must deal with persons doing business with Disciplined Alpha in a fair and objective manner without favor or preference based on financial or personal considerations.
■
No employee may hold any, direct or indirect, interest in any company which is a competitor or which seeks to do business with or does business with Disciplined Alpha if such interest has the potential to influence any decision that the employee may make in their duties to Disciplined Alpha.
■
No employee may accept, directly or indirectly, any form of compensation from any person or company as a result of that person or company doing business with Disciplined Alpha.
■
Employees may not accept gifts from any person or company doing business with Disciplined Alpha, except as allowed under allowances in this Code, and in no case if it may be reasonably inferred that the purpose of the gift is to influence the employee in the conduct of Disciplined Alpha’s business.
■
Employees may not enter into business activities with close relatives on behalf of Disciplined Alpha without prior written approval of the Chief Compliance Officer.
1.
Potential Conflicts of Interest
a)
Chief Compliance Officer acting as Portfolio Manager
Kevin Shea is the CCO and is also the portfolio manager of different strategies. This creates a conflict of interest as certain checks and balances put into place in the compliance program would result in the portfolio manager approving or reviewing his own activity. To the extent possible, Disciplined Alpha has developed policies and procedures to mitigate this potential conflict by assigning approval procedures and reviews to another party, generally the Head of Compliance or the Head of Operations.
b)
Soft Dollar Arrangements.
A potential conflict of interest could arise if Disciplined Alpha were to execute securities trades through brokerage firms that provide soft dollar services to Disciplined Alpha. In such cases, the broker may expect commission business in return. Disciplined Alpha’s soft dollar and directed brokerage policy requires Disciplined Alpha to ensure that soft dollar arrangements are clearly documented and disclosed to clients in Disciplined Alpha’s Form ADV Part 2. In addition, Disciplined Alpha’s best execution review includes a review of the use of soft dollars and brokerage commissions.
c)
Trading Multiple Accounts
Disciplined Alpha has a potential conflict of interest if it manages multiple client accounts. In addition, Disciplined Alpha may receive performance-based compensation or higher management fees from certain client accounts, or Disciplined Alpha and/or its affiliates may have made significant investments in any given client account. Accordingly, Disciplined Alpha may be inclined to favor certain accounts over others. Disciplined Alpha’s policies and procedures relating to trade allocation clearly define the treatment of accounts and trade allocation, and are disclosed in its Form ADV Part 2.
d)
Cross Trades
Even in situations in which Disciplined Alpha believes that there is no disadvantage to its client accounts, cross transactions may nonetheless create a conflict of interest because Disciplined Alpha has a duty to obtain the most favorable price for both the selling client and the purchasing client. Disciplined Alpha maintains policies and procedures regarding cross transactions, however, to mitigate any potential conflicts of interest, Disciplined Alpha does not transact using cross trades.
e)
Personal/Proprietary Trading

57

The Portfolio Managers

Disciplined Alpha LLC
 —
Continued
Disciplined Alpha permits employees to trade securities for their own accounts. Under such circumstances, Disciplined Alpha has a fiduciary obligation to ensure that these individuals or entities put the interests of Disciplined Alpha’s clients before their own personal interests and do not, among other things, “front-run” trades for clients or otherwise favor the individuals’ or entities’ own accounts. Disciplined Alpha maintains policies and procedures regarding personal securities transactions intended to mitigate this potential conflict.
f)
Corporate Opportunities
Portfolio managers and other employees of Disciplined Alpha, through their position with Disciplined Alpha, are in a position to take investment opportunities for themselves before such opportunities are executed on behalf of clients. These individuals owe a duty to Disciplined Alpha and its clients to advance their interests as outlined in the personal trading policy.
g)
Personal Connections and Outside Business Activities
Potential conflicts may arise as a consequence of the business and other relationships of Disciplined Alpha’s Supervised Persons' immediate family and other close, personal relationships. Additionally, when Disciplined Alpha permits employees to engage in outside business activities, there is the potential that such activities will conflict with the employee’s duties to Disciplined Alpha and its clients. Disciplined Alpha’s Personal Connections and Outside Business Activities policies and procedures aim to mitigate conflicts prior to them arising.
h)
Business Gifts and Entertainment
Employees of Disciplined Alpha may periodically give to or receive gifts from clients and vendors or attend business entertainment events. Gifts and entertainment may also be considered efforts to gain unfair advantage or may impair Disciplined Alpha’s ability to act in the best interests of its clients. Disciplined Alpha maintains policies and procedures regarding the receipt of gifts and attendance at business entertainment events by its employees.
i)
Political Contributions
Disciplined Alpha and its managing members, executive officers and other individuals with a similar status or function may make political contributions to officials of government entities, or candidates for such office, who are, or may be, in a position to influence the award of advisory business. Such political contributions may improperly influence a government entity’s decision to invest its assets with Disciplined Alpha. Disciplined Alpha maintains policies and procedures regarding political contributions to officials of government entities who are in a position to influence the award of advisory business and to candidates for such office and regarding compliance with the Foreign Corrupt Practices Act.
j)
Investments in Securities of Affiliates or Related Persons
If Disciplined Alpha, on behalf of its clients, invests in the securities of its affiliates or related persons, Disciplined Alpha would have a conflict of interest. Affiliates may include funds managed or sub-advised by Disciplined Alpha. Disciplined Alpha does not solicit its clients to invest in any affiliates of Disciplined Alpha.
k)
Insider Trading
Portfolio Managers and other employees of Disciplined Alpha, through their position with Disciplined Alpha, may learn material non-public information. Disciplined Alpha maintains policies and procedures to prevent insider trading and requires employees to certify, at least annually, that they will comply with such policies and procedures.
l)
Valuation of Client Accounts and Allocation of Expenses
Inaccurate valuations of client assets could result in higher fees payable by clients to Disciplined Alpha or inaccurate performance information. Disciplined Alpha maintains policies and procedures relating to the valuation of securities. Inaccurate allocation of expenses between Disciplined Alpha and its clients and/or among clients could result in a breach of Disciplined Alpha’s client arrangements or misleading disclosures. Disciplined Alpha maintains policies and procedures for allocating expenses.
m)
Proxy Voting
Disciplined Alpha may be in a position where its interests conflict with the best interests of the client when determining how to vote proxies. Disciplined Alpha’s policies and procedures relating to proxy voting are disclosed in its Form ADV Part 2.
n)
Reporting of Illegal or Unethical Behavior
Unethical or illegal conduct on the part of employees can damage Disciplined Alpha’s reputation and impair its ability to meet its fiduciary duties to clients. Disciplined Alpha maintains policies and procedures regarding the reporting of illegal or unethical behavior by its employees.

58

The Portfolio Managers

Disciplined Alpha LLC
 —
Continued
2.
Personal Connections
Disciplined Alpha seeks to identify potential conflicts of interest that may arise as a consequence of the business and other relationships of Supervised Persons and their immediate family members with those who have access or potential access to sensitive confidential information (such persons are referred to in this policy as, “Personal Connections”). At the time a Supervised Person becomes an employee of Disciplined Alpha and annually thereafter, a Supervised Person is required to submit a certification providing certain information about his or her Personal Connections.
If a potential conflict exists, employees shall refrain from the following (unless specifically approved by the Chief Compliance Officer or its delegate):
■
arranging or negotiating the terms of any business relationship between the subject company and Disciplined Alpha (e.g., service contracts, subscription agreements, side letters), and
■
engaging in any transactions with the subject company on behalf of Disciplined Alpha.
Additionally, Disciplined Alpha will seek to address any potential conflicts by taking any other appropriate measures, including the implementation of any investment restrictions relating to client accounts or personal trading.
COMPENSATION
Disciplined Alpha’s investment personnel and key employees are paid a fixed salary and a discretionary bonus. Variable compensation is based on team performance and is aligned with the investment results of Disciplined Alpha’s clients. The compensation approach is based on collaboration and is not tied to the investment results of any particular client. Disciplined Alpha believes this minimizes potential conflicts of interest and deters any individual from taking undue risks. Mr. Shea is the owner of the firm and a portfolio manager. Profits derived from the firm overall are components of the portfolio manager’s compensation.
SECURITIES OWNERSHIP
As of October 31, 2023, Mr. Shea did not beneficially own any shares of Harbor Long-Short Equity ETF.

Jennison Associates LLC
CONFLICTS OF INTEREST
Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.
■
Long only accounts/long-short accounts:  Jennison manages accounts in strategies that hold only long securities positions as well as accounts in strategies that are permitted to sell securities short. As a result, Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Jennison also permits securities that are held long by one fundamental portfolio manager to be held short by another fundamental portfolio manager. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. By the same token, sales in a long only account can increase the value of a short position while shorting could create an opportunity to purchase a long position at a lower price. As a result, we have conflicts of interest in determining the timing and direction of investments.
■
Multiple strategies:  Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.

59

The Portfolio Managers

Jennison Associates
LLC — Continued
■
Investments at different levels of an issuer’s capital structure: To the extent different clients invest across multiple strategies or asset classes, Jennison may invest client assets in the same issuer, but at different levels in the capital structure. Interests in these positions could be inconsistent or in potential or actual conflict with each other.
■
Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers:  Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, at times Jennison’s affiliates provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could have an incentive to favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.
■
Non-discretionary accounts or models:  Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients. Discretionary clients could be disadvantaged if the non-discretionary clients receive their model investment portfolio and start trading before Jennison has started trading for the discretionary clients.
■
Higher fee paying accounts or products or strategies:  Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising non-discretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.
■
Personal interests:  The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.
How Jennison Addresses These Conflicts of Interest
The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.
Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest.
■
Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, and the allocation of transactions across multiple accounts.
■
Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long by the same portfolio manager.

60

The Portfolio Managers

Jennison Associates
LLC — Continued
■
Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.
■
Jennison has adopted a code of ethics and policies relating to personal trading.
■
Jennison has adopted a conflicts of interest policy and procedures.
■
Jennison provides disclosure of these conflicts as described in its Form ADV brochure.
COMPENSATION
Mr. Boyer, Ms. Kuhlkin, Ms. McCarragher, and Mr. McManus serve as the portfolio managers of Harbor Long-Term Growers ETF. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals and to align the interests of investment professionals with those of clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same values and level of commitment that are hallmarks of the organization.
Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.
Investment professionals are typically compensated with a combination of base salary and cash bonus. Overall firm profitability determines the size of the investment professional incentive compensation pool. In general, the cash bonus represents the majority of an investment professional’s compensation.
Investment professional total compensation for Jennison’s fixed income team is determined through a process that evaluates numerous qualitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors. Jennison’s compensation system values both individual impact and teamwork.
The portfolio manager’s compensation is expected to be derived from their impact on overall client investment performance and overall business performance of Jennison’s fixed income business and not the specific investment performance or value of an account or grouping of accounts.
The factors reviewed for the portfolio managers are listed below.
The quantitative factors reviewed for the portfolio managers may include:
■
One-, three-, five-year and longer term pre-tax investment performance for groupings of accounts managed in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value). Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.
■
The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.
■
The qualitative factors reviewed for the portfolio managers may include:
■
The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
■
Qualitative factors such as teamwork and responsiveness;
■
Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation; and
■
Historical and long-term business potential of the product strategies.
SECURITIES OWNERSHIP
As of October 31, 2023 , Mr. McManus beneficially owned shares of Harbor Long-Term Growers ETF with a value of $50,001 - $100,000. Mr. Boyer, Ms. Kuhlkin, and Ms. McCarragher did not beneficially own any shares of the Harbor Long-Term Growers ETF.

61

The Portfolio Managers

Quantix Commodities LP
CONFLICTS OF INTEREST
Potential conflicts of interest may arise when there is side-by-side management of similar strategies in registered investment vehicles, private funds and separately managed accounts. The other accounts may have similar investment objectives or strategies as the Funds, may track the same index that the Funds track, and may buy or sell securities or other financial instruments that are eligible to be held, sold or purchased by the Funds. An investment opportunity may be suitable for the Funds as well as for any of the other accounts. Different vehicles may have different fee structures, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities.
Quantix’s policies and procedures have been designed to identify and properly disclose, mitigate, and/or eliminate applicable conflicts of interest, including in the allocation of investment opportunities, in accordance with regulatory requirements. These include regular review, training and attestations.
COMPENSATION
Compensation for the portfolio manager consists of a fixed salary and a share of the profits of the firm. Profit sharing can comprise most of the portfolio manager’s compensation package. None of the compensation for the portfolio manager is directly related to the performance of Harbor Commodity All-Weather Strategy ETF and Harbor Energy Transition Strategy ETF, but is indirectly linked to the success of the Funds and other clients.
SECURITIES OWNERSHIP
As of October 31, 2023, Mr. Schwab beneficially owned shares of Harbor Commodity All-Weather ETF with a value of $50,001 - $100,000 and shares of Harbor Energy Transition ETF with a value of and $10,001 - $50,000.

Westfield Capital Management
Company, L.P.
CONFLICTS OF INTEREST
The simultaneous management of multiple accounts by our investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts. This may result in the Investment Committee or portfolio managers allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees. For most client accounts, investment decisions are made at the Investment Committee level. Once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy.
Although the Investment Committee collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a portfolio manager who also serves as a member of the Investment Committee. This can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the Investment Committee; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of Investment Committee managed client accounts. Trade orders for individually managed accounts must be communicated to the Investment Committee. Additionally, the Compliance team performs periodic reviews of such accounts to ensure procedures have been followed.
Westfield has clients with performance-based fee arrangements. A conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. When the same securities are recommended for both types of accounts, it is Westfield’s policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account’s fee structure. Our Operations team performs ongoing reviews of each product’s model portfolio versus each client account. Discrepancies are researched, and exceptions are documented.
In placing each transaction for a client’s account, Westfield seeks best execution of that transaction except in cases where Westfield does not have the authority to select the broker or dealer, as stipulated by the client. We attempt to bundle directed brokerage accounts with non-directed accounts, and then utilize step-out trades to satisfy the directed arrangements. Clients who do not allow step-out trades generally will be executed after non-directed accounts.
Because of our interest in receiving third-party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest in receiving most favorable execution. To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a particular broker, broker and research votes are conducted and reviewed on a quarterly basis. These votes provide the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation. Westfield’s Best Execution Committee also reviews transaction cost analysis data quarterly to monitor trading and commission activity.

62

The Portfolio Managers

Westfield Capital
Management
Company, L.P. —
Continued
Some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager. Several of these firms are on our approved broker list. Since Westfield may gain new clients through such relationships and will interact closely with such firms to service the client, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest. To help ensure independence in the brokerage selection process, brokerage selection is handled by our Traders, while client relationships are managed by our Marketing/Client Service team.
Personal accounts may give rise to conflicts of interest. Westfield and its employees will, from time to time, for their own investment accounts, purchase, sell, hold or own securities or other assets which may be recommended for purchase, sale or ownership for one or more clients. Westfield has a Code of Ethics which regulates trading in such accounts; requirements include regular reporting and preclearance of transactions. Compliance reviews personal trading activity regularly.
Westfield serves as manager to the General Partners of private funds, for which we also provide investment advisory services. Westfield and its employees have also invested their own funds in such vehicles and other investment strategies that are advised by the firm. Allowing such investments and having a financial interest in the private funds can create an incentive for the firm to favor these accounts because our financial interests are more directly tied to the performance of such accounts. To help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis. Compliance conducts periodic reviews of client accounts to ensure procedures have been followed.
In addition to a base salary and a performance-based bonus award, Westfield’s Marketing and Client Service team’s compensation is based on a percentage of annual revenue generated by new separate accounts and/or significant contributions to existing client accounts but excludes any sub-advised or advised mutual funds. This incentive poses a conflict in that members of the team could encourage investment in a product(s) that may not be suitable. To mitigate such risk, team members are not incentivized to sell one product versus another. Nor do they have specific sales targets. Further, Westfield’s new account process includes a review of client contracts and investment policy statements to ensure the recommended product is suitable prior to funding. Lastly, all incentive compensation is reviewed and approved by the COO and CFO.
Westfield has an agreement with an independent third-party solicitation firm (also known as a promoter) to solicit and service institutional clients outside of the United States and Canada. The solicitor is compensated via a monthly retainer fee in addition to a percentage of the advisory fee paid by a referred client. Referred clients should be aware of inherent conflicts of interest between the solicitation firm and Westfield with respect to the promoter/referral arrangement. Promoters could refer potential clients to Westfield because they will be paid a fee and not necessarily because Westfield provides appropriate and suitable investment strategies for the client. To mitigate this conflict, Westfield’s Marketing and Client Service team will be involved in the review of all prospects to ensure suitability. In addition, Westfield’s new account process includes a review of client contracts and investment policy statements to ensure the recommended product is suitable prior to funding.
COMPENSATION
Members of the Westfield Investment Committee may be eligible to receive various components of compensation:
■
Investment Committee members receive a base salary commensurate with industry standards.
■
Investment Committee members are also eligible to receive an annual performance-based bonus award. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield.
■
Investment Committee members may be eligible to receive equity interests in the future profits of Westfield.  Individual awards are typically determined by a member’s overall performance within the firm, including, but not limited to, contribution to company strategy, participation in marketing and client service initiatives, as well as longevity at the firm.  Key members of Westfield’s management team who receive equity interests in the firm enter into agreements restricting post-employment competition and solicitation of clients and employees of Westfield.  This compensation is in addition to the base salary and performance-based bonus.
SECURITIES OWNERSHIP
As of October 31, 2023, Messrs. Muggia and Renna did not beneficially own any shares of Harbor Health Care ETF.
As of October 31, 2023, Mr. Muggia beneficially owned shares of Harbor Dividend Growth Leaders ETF with a value over $1,000,000.

63

The Distributor

Foreside Fund
Services, LLC
Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group), (the “Distributor”) acts as the principal underwriter and distributor of each Fund’s shares. Its principal address is Three Canal Plaza, Suite 100, Portland, ME 04101. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units. Shares in less than Creation Units are not distributed by the Distributor. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

Distribution Plans
The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund except Harbor Scientific Alpha High-Yield ETF (the “Plan”). Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of investor services.
No Rule 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. In addition, no such fee may be paid in the future without further approval by the Board. However, in the event that Rule 12b-1 fees are charged in the future, because these fees are paid out of Fund assets on an ongoing basis, these fees will increase the cost of your investment in the Funds.

64

Shareholder Services

Payments to Financial Intermediaries
Unaffiliated financial intermediaries, including broker-dealers, banks, trust companies, employee benefit plan and retirement plan administrators, could be compensated for providing distribution, recordkeeping and/or similar services to shareholders who hold their Fund shares through accounts that are maintained by the intermediary. Financial intermediary fees may be in the form of asset-based, transaction-based, or flat fees. The Advisor or its affiliates have in the past and could in the future compensate, out of their own assets, certain unaffiliated financial intermediaries for distribution of shares of a Funds and for providing shareholder recordkeeping and other similar services to shareholders who hold their shares of a Funds through accounts that are maintained by the financial intermediaries.
In addition, the Advisor and its affiliates have in the past and could in the future pay certain financial intermediaries for certain activities related to the Fund, other Harbor funds or exchange-traded products in general. This may include activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Fund and other Harbor funds, or for other activities, such as marketing and/or fund promotion activities and presentations, educational training programs, conferences, data analytics and support, the development of technology platforms and reporting systems.
The Advisor has in the past and could in the future also make payments to financial intermediaries for certain printing, publishing and mailing costs or materials relating to the Fund, other Harbor funds or exchange-traded products or for promoting or making shares of the Fund, other Harbor funds or exchange-traded products available to their clients, which may include intermediaries that allow customers to buy and sell fund shares without paying a commission or other transaction charge. The Advisor or its affiliates make these payments from their own assets and not from the assets of the Fund. These payments do not increase the expenses paid by investors for the purchase of Fund shares, or the cost of owning a Fund. Payments of the type described above are sometimes referred to as revenue-sharing payments.
Payments to a financial intermediary may be significant to the intermediary, and amounts that intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because a financial intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, these payments could create conflicts of interest between the intermediary and its clients and these financial incentives may cause the intermediary to recommend the Fund, other Harbor funds, or exchange-traded products over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or investment professional if he or she receives similar payments from his or her firm.

65

Code of Ethics

Code of Ethics
Harbor ETF Trust, the Advisor, each Subadvisor and the Distributor have each adopted a code of ethics that complies in all material respects with Rule 17j-1 under the Investment Company Act. These codes of ethics are designed to prevent trustees/directors, officers and designated employees who have access to information concerning portfolio securities transactions of Harbor ETF Trust (“Access Persons”) from using that information for their personal benefit or to the disadvantage of Harbor ETF Trust. These codes of ethics are also designed to prevent both Access Persons and all employees of the Advisor from profiting from short-term trading in shares of any Harbor ETF Trust indicated. The codes of ethics do permit Access Persons to engage in personal securities transactions for their own account, including securities that may be purchased or held by Harbor ETF Trust, but impose significant restrictions on such transactions and require Access Persons to report all of their personal securities transactions (except for transactions in certain securities where the potential for a conflict of interest is very low, such as unaffiliated open-end mutual fund shares and money market instruments). Each of the codes of ethics is on public file with, and is available from, the SEC.
The Advisor relies on each Subadvisor to fulfill its responsibility for monitoring the personal trading activities of the Subadvisor’s personnel in accordance with the Subadvisor’s code of ethics. Each Subadvisor provides Harbor ETF Trust’s Board of Trustees with a quarterly certification of the Subadvisor’s compliance with its code of ethics and with Rule 17j-1 and a report of any significant violations of its code of ethics.

66

Portfolio Holdings

Portfolio Holdings Disclosure Policy
The Board of Trustees has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings and the disclosure of statistical information about the Funds’ portfolios.
These policies and procedures are designed to strike an appropriate balance between providing enough information to help investors understand the Funds’ recent historical performance and at the same time ensuring that investors do not receive information which would enable them to trade based on that information to the detriment of the Fund or its other shareholders. As an overarching principle, these policies and procedures prohibit the Funds and any service provider to the Funds, including the Advisor, from entering into any arrangement to receive any compensation or consideration, either directly or indirectly, in return for the disclosure of a Fund’s non-public portfolio holdings.
On each business day, before the opening of regular trading on the listing exchange, each Fund will provide a full list of holdings daily on harborcapital.com. In addition, a basket composition file, which includes the security names and share quantities or amounts to deliver in exchange for Fund shares and may overlap with actual or expected Fund holdings, is publicly disseminated via the National Securities Clearing Corporation (“NSCC”).
For purposes of these policies and procedures, “portfolio holdings” means the individual securities or other instruments held by a Fund. This includes equity and fixed income securities, such as stocks and bonds, and derivative contracts, such as futures, options and swaps held by the Funds. “Portfolio holdings” does not include information that is derived from (but does not include) individual portfolio holdings, such as statistical information about a Fund or a Fund’s aggregate cash position. Statistical information includes information such as how a Fund’s portfolio is divided (in percentage terms) among various industries, sectors, countries, value and growth stocks, small, mid and large cap stocks, credit quality ratings, and maturities. Statistical information also includes financial characteristics about a Fund’s portfolio such as alpha, beta, R-squared, information ratio, Sharpe ratio, various earnings and price based ratios (such as price-to-earnings, price-to-book, and earnings growth), duration, maturity, market capitalization, and portfolio turnover.
While statistical information is not considered “portfolio holdings,” the policies and procedures adopted by the Board of Trustees limit the disclosure of statistical information derived from portfolio holdings which have not yet been publicly disclosed to further ensure that such information could not be used in a manner that is adverse to the Funds. Specifically, statistical information derived from non-public portfolio holdings data may only be based on a Fund’s month end portfolio holdings data and then may only be released beginning 5 days after that month end date. In addition, only the Officers of the Trust and certain employees of the Advisor are authorized to release such statistical information and they may not do so if they reasonably believe that the recipient of that statistical information, could use that information as a basis on which to trade in the Fund shares to the detriment of the Fund or its other shareholders. Statistical information may be provided to existing or potential shareholders in the Funds and to their representatives for the sole purpose of helping to explain a Fund’s recent historical performance.
Current and prospective investors from time to time may request different or more extensive historical portfolio holdings information for a Fund than has previously been publicly disclosed to assist them in their assessment of the consistency of the investment process of the Subadvisor and/or Advisor, as applicable, through different past market environments. To the extent the requested portfolio holdings information is for periods that precede the date of the most recent publicly disclosed portfolio holdings information, it is considered stale and may be released to investors or prospective investors and others upon request without needing to be separately publicly disclosed. Because historical portfolio holdings information must have been superseded by the public disclosure of more recent portfolio holdings information before it can be released, the information should normally not enable any recipient to trade for its own benefit to the detriment of the Fund.
The policies and procedures adopted by the Board of Trustees also prohibit the disclosure of non-public portfolio holdings to third parties except in certain limited circumstances where the Funds or a service provider has a legitimate business purpose for disclosing that information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information. The Chief Compliance Officer of the Funds must authorize any such disclosure in those limited circumstances.
Harbor ETF Trust seeks to avoid potential conflicts between the interests of the Funds’ shareholders and those of the Funds’ service providers and ensure that non-public portfolio holdings information is disclosed only when such disclosure is in the best interests of a Fund and its shareholders. Harbor ETF Trust seeks to accomplish this by permitting such disclosure solely for the purpose of assisting the service provider in carrying out its designated responsibilities for a Fund and by requiring any such disclosure to be authorized in the manner described above. The Board of Trustees receives a report at least annually concerning the effectiveness and operation of the Funds’ policies and procedures, including those governing the disclosure of portfolio information.

67

Portfolio Holdings

Portfolio Holdings
Disclosure Policy —
Continued
The Advisor, the Subadvisor and their affiliates may provide investment advice to clients (including funds) other than the Funds that have investment objectives that may be substantially similar to those of the Funds. These clients may have portfolios consisting of holdings substantially similar to those of the Funds and may be subject to different holdings disclosure policies.  These clients are not subject to the portfolio holdings disclosure policies and procedures described herein and do not owe the Advisor,  respective Subadvisor or Fund a duty of confidentiality with respect to disclosure of their portfolio holdings. The Advisor, Subadvisor, Custodian, Distributor and other service providers to the Fund, may receive non-public portfolio holdings information in the course of performing services to the Funds, the Subadvisor and/or Advisor, but are subject to legal obligations to not disseminate or trade on non-public information concerning the Trust.

68

Proxy Voting

Proxy Voting Policy
DELEGATED PROXY VOTING RESPONSIBILITY
Oversight
For Funds with a discretionary Subadvisor, Harbor Capital delegates proxy voting to the Subadvisor. In each instance where proxy voting responsibility has been delegated to one or more Subadvisors, Harbor Capital’s Legal and Compliance Team is responsible for the oversight with respect to such delegated responsibilities, including reviewing the proxy voting policies, procedures, and/or proxy voting guidelines of each such Subadvisor (the “Subadvisor Proxy Voting Guidelines”). The Legal and Compliance Team must determine that the Subadvisor Proxy Voting Guidelines are reasonably designed to ensure that the Subadvisor would be able to administer the proxy voting process generally and vote proxies specifically in a manner which would be in the best interests of the respective client before Harbor Capital will delegate proxy voting responsibility to a Subadvisor. The Legal and Compliance Team will review any amendments to the Subadvisor Proxy Voting Guidelines to ensure that the guidelines continue to meet that standard. Harbor Capital will not delegate voting authority to any third party that does not also serve in a fiduciary capacity. In addition, each Subadvisor must accept the delegation of this responsibility.
Harbor Capital does not review individual voting decisions by the Subadvisors but considers their proxy voting policies, procedures, and/or guidelines as part of its overall assessment of the Subadvisor’s compliance program. If Harbor Capital is not satisfied with the Subadvisor’s overall performance, including as a result of proxy voting decisions which are not in Harbor Capital’s client’s best interests, Harbor Capital may recommend to the Board of Trustees the replacement of the Subadvisor.
Harbor Capital will normally not be privy to a Subadvisor’s proxy voting decision until after the vote is cast and the shareholder meeting has occurred. While Harbor Capital does retain the right to override any proxy voting decision by a Subadvisor (when Harbor Capital believes that a voting decision would not be in the best interests of its client), Harbor Capital does not expect to be able to exercise that authority as a matter of course. Such an override could only occur in the unusual circumstance where the Subadvisor consults with Harbor Capital prior to casting a vote.
The Subadvisors operate independently of each other and it is feasible that the Subadvisors will come to different voting decisions on the same or similar proposals. As long as the Subadvisors are acting in what they believe to be the best interests of the client when making their proxy voting decisions, Harbor Capital believes that the client will, as a whole, benefit from each Subadvisor applying its own analysis to the proxy voting decision. Differences in such analyses may occur, for example, depending on whether a Subadvisor considers a proxy advisory firm’s recommendations or additional information provided by an issuer during the proxy voting process.
Conflicts of Interest
Delegation of proxy voting responsibility to Subadvisors should generally adequately address any possible conflicts of interest with respect to Harbor Capital. In addition, as part of the Legal and Compliance Team’s review of the Subadvisor Proxy Voting Guidelines, the Legal and Compliance Team seeks to ensure that the Subadvisor has implemented its own procedures to monitor and resolve conflicts of interest in the proxy voting process.
Recordkeeping
For assets with respect to which proxy voting responsibilities have been delegated to one or more Subadvisors, each such Subadvisor is responsible for retaining the materials regarding votes cast by them. Each Subadvisor is required to provide to Harbor Capital, upon request, the necessary information regarding its proxy voting record to enable Harbor Capital to prepare the Form N-PX for any subadvised products. Harbor Capital will retain this information, along with each Subadvisor’s Proxy Voting Guidelines and any certifications provided by the Subadvisors as to their compliance with their policies and procedures, for six years.
For the proxy voting policy of each discretionary Subadvisor, please see Appendix A. Quantix does not typically invest in voting securities on behalf of the Funds for which it serves as Subadvisor. Therefore, it is not expected that Quantix would be in a position to vote proxies.
PROXY VOTING RESPONSIBILITY RETAINED BY HARBOR CAPITAL
In each instance where Harbor Capital has retained proxy voting authority, Harbor Capital is obligated to vote proxies in a manner consistent with its fiduciary duty to act in the best interests of shareholders. Normally, this means that it will vote or administer the voting of ballots in accordance with Harbor Capital’s proxy voting guidelines (the “Proxy Voting Guidelines”).
In order to facilitate the proxy voting process with respect to assets for which Harbor Capital retains proxy voting responsibilities, Harbor Capital has engaged a proxy advisory firm (the “Advisory Firm”) to provide research, analysis, and voting recommendation consistent with the Proxy Voting Guidelines. In addition, the Advisory Firm will provide research and reporting related to the proxy proposals.

69

Proxy Voting

Proxy Voting Policy —
Continued
Meeting Notification
Harbor Capital utilizes the Advisory Firm’s voting agent services to notify it of upcoming shareholder meetings for portfolio companies, to vote proxies on its behalf in accordance with Harbor Capital’s Proxy Voting Guidelines and to administer the transmission of votes. The Advisory Firm tracks and reconciles holdings against incoming proxy ballots. Meeting and record date information is updated daily through the Advisory Firm’s web-based application. The Advisory Firm also is responsible for maintaining copies of all proxy statements received and for promptly providing such materials upon Harbor Capital’s request. All efforts will be made to vote proxies in a timely manner, and any delay in voting a ballot will be investigated to determine the cause and how to prevent recurrence in the future.
Vote Determination
Ballots that are processed by the Advisory Firm will be voted in accordance with Harbor Capital’s Proxy Voting Guidelines. In evaluating certain corporate action proposals, Harbor Capital will gather information from a variety of sources, including, but not limited to, management or shareholders of a company presenting a proposal, and independent proxy research services (such as the Advisory Firm). Final authority and responsibility for proxy voting decisions rests with Harbor Capital, taking into account the Proxy Voting Guidelines and Harbor Capital’s fiduciary duty to act in the best interests of clients. Harbor Capital is responsible for maintaining documentation and assuring that it adequately reflects the basis for any vote that is cast in a manner that deviates from the Proxy Voting Guidelines.
Vote Execution, Monitoring of the Voting Process and Minutes
Ballots will be cast in accordance with the Proxy Voting Guidelines by the Advisory Firm. The Advisory Firm will then transmit the votes to the proxy agents or custodian banks.
While not expected to be a frequent occurrence, Harbor Capital can change a vote already submitted by the Advisory Firm, if necessary.
Harbor Capital is responsible for preparing minutes to document the rationale for instances where it voted against in a manner different from the Proxy Voting Guidelines of the Advisory Firm and for decisions with respect to corporate actions. Such minutes will be retained for six years.
Conflicts of Interest
Where Harbor Capital retains proxy voting responsibilities, it has the obligation to assess the extent, if any, to which there may be a material conflict between the interests of an account on the one hand and Harbor Capital and its affiliates, directors, officers, employees (and other similar persons) on the other hand.
If Harbor Capital determines that a conflict may exist, it will resolve the conflict as outlined below and promptly report the matter and its resolution to Harbor Capital’s Chief Compliance Officer. Harbor Capital is authorized to resolve any such conflict in a manner that is in the best interests of its clients. Normally, a conflict will be resolved in any of the following manners:
■
If the proposal that gives rise to a conflict is specifically addressed in the Proxy Voting Guidelines, the proxy will be voted in accordance with the pre-determined Proxy Voting Guidelines, provided that such pre-determined guidelines involve little or no discretion on the part of Harbor Capital;
■
Harbor Capital may disclose the conflict to affected clients and obtain the client’s consent before voting in the manner approved by such client;
■
Harbor Capital may engage an independent third party to determine how the proxy should be voted; or
■
Harbor Capital may, where feasible, establish an ethical wall or other informational barriers between the person(s) involved in the conflict and the person(s) making the voting decision in order to insulate the decision maker from the conflict.
A member of the Legal and Compliance Team will report all conflicts, and the management thereof, to Harbor Capital’s Board of Directors on an annual basis.
Harbor Capital will use commercially reasonable efforts to determine whether a conflict may exist, and a conflict will be deemed to exist if, and only if, Harbor Capital knew, or reasonably should have known, of the conflict at the time of the vote.
Recordkeeping
Where Harbor Capital retains proxy voting responsibilities, the Advisory Firm will serve as recordkeeper for all ballots processed through the Advisory Firm, including any research reports provided in the voting decisions. Harbor Capital will require sufficient information regarding its proxy voting record to enable it to prepare the Form N-PX for such products, if applicable.

70

Proxy Voting

Proxy Voting Policy —
Continued
REPORTING
A Vote Summary will be prepared for each client that requests Harbor Capital to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by Harbor Capital.
Effective December 1, 2023

71

Portfolio Transactions

The Advisor and/or Subadvisor, as applicable, is responsible for making specific decisions to buy and sell securities for the portion of Fund assets that it manages. The Advisor and/or Subadvisor, as applicable, is also responsible for selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers’ charges.
Purchases and sales of securities on a securities exchange are effected by brokers, and each Fund pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges the commissions are fixed. In the over-the-counter market, securities (i.e., debt securities) are normally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor and/or Subadvisor, as applicable, attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of each Fund and other clients taking into account such factors as the broker-dealers’ professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.
Under each Investment Advisory Agreement and Subadvisory Contract and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor and/or Subadvisor, as applicable, may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Subadvisor and/or Advisor, as applicable, for effecting a securities transaction for a Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Subadvisor and/or Advisor, as applicable, determines in good faith that the greater commission is reasonable relative to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the overall responsibilities the Subadvisor and/or Advisor, as applicable, has to a Fund or to its other clients. The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.
Although commissions paid on every transaction will, in the judgment of the Advisor and/or Subadvisor, as applicable, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and the other clients of the Subadvisor and/or Advisor, as applicable, in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.
Research provided by brokers is used for the benefit of all of the clients of the Subadvisor and/or Advisor, as applicable, and not solely or necessarily for the benefit of the Funds. Investment management personnel of the Advisor and/or Subadvisor, as applicable, attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Advisor and/or Subadvisor, as applicable, as a consideration in the selection of brokers to execute portfolio transactions.
In certain instances there may be securities that are suitable for a Fund’s portfolio as well as for that of another Fund or one or more of the Subadvisor’s and/or Advisor’s, as applicable, other clients. Investment decisions for a Fund and for other clients of the Subadvisor and/or Advisor, as applicable, are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. Harbor ETF Trust believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

72

Portfolio Transactions

Broker Commissions
The investment advisory fee that each Fund pays to the Advisor will not be reduced as a consequence of a Subadvisor’s receipt of brokerage and research services. Subject to the applicable legal requirements, to the extent a Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services would be useful and of value to such Subadvisor and/or Advisor, as applicable, in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to such Subadvisor and/or Advisor, as applicable, in carrying out its obligations to the Funds.
The table below sets forth information concerning the payment of commissions (which do not include dealer “spreads” (markups or markdowns) on principal trades) by the Funds, including the amount of such commissions paid to affiliates (if any) for the indicated fiscal years.
	Total Brokerage Commissions Paid To Brokers Who Provided Research Year Ended 10/31/2023 (000s)	Total Brokerage Commission (000s)
		2023	2022	2021
Harbor ETF TRUST
Harbor Commodity All-Weather Strategy ETF[1]	$—	$15	$7	N/A
Harbor Disruptive Innovation ETF[2]	—	22	5	N/A
Harbor Dividend Growth Leaders ETF[3]	43	78	54	$—
Harbor Energy Transition Strategy ETF[4]	—	5	1	N/A
Harbor Health Care ETF[5]	2	2	N/A	N/A
Harbor Human Capital Factor Unconstrained ETF (formerly, Harbor Corporate Culture Leaders ETF)[6]	—	5	2	N/A
Harbor Human Capital Factor US Large Cap ETF (formerly, Harbor Corporate Culture ETF)[7]	—	17	1	N/A
Harbor Human Capital Factor US Small Cap ETF (formerly, Harbor Corporate Culture Small Cap ETF)[8]	—	52	N/A	N/A
Harbor International Compounder ETF[9]	—	2	1	N/A
Harbor Long-Short Equity ETF[10]	N/A	N/A	N/A	N/A
Harbor Long-Term Growers ETF[11]	1	8	1	N/A
Harbor Multi-Asset Explorer ETF[12]	—	2	N/A	N/A
Harbor Scientific Alpha High-Yield ETF[13]	—	—	—	—
Harbor Scientific Alpha Income ETF[13]	—	1	1	—
1
Commenced operations February 9, 2022.
2
Commenced operations December 1, 2022.
3
The Westfield Capital Dividend Growth Fund was reorganized into the Harbor Dividend Growth Leaders ETF on May 20, 2022.
4
Commenced operations July 13, 2022.
5
Commenced operations November 16, 2022.
6
Commenced operations February 23, 2022.
7
Commenced operations October 12, 2022.
8
Commenced operations April 12, 2023.
9
Commenced operations September 7, 2022.
10
Commenced operations December 4, 2023.
11
Commenced operations February 2, 2022.
12
Commenced operations September 13, 2023.
13
Commenced operations September 14, 2021.
The brokerage commissions paid are reflected in the total return of a Fund. The brokerage commissions paid may vary by the style of the Fund, by whether the securities being purchased are domestic or foreign, by the number of transactions during the year and by the investment style employed by the Subadvisor. The brokerage commissions paid expressed in dollars or in percentage terms may vary from year to year depending on market conditions or other factors.

73

Portfolio Transactions

Securities Issued by Regular Broker-Dealers
During the fiscal year ended October 31, 2023, the following Funds purchased securities issued by the following regular broker-dealers of Harbor ETF Trust, which had the following values as of October 31, 2023:
Fund	Regular Broker-Dealer (or Parent)	Aggregate Holdings (000s)
Harbor Long-Term Growers ETF	J.P. Morgan Securities LLC	$529
	Goldman Sachs & Co LLC	382

74

Net Asset Value

The NAV is the value of a single share. NAV is computed by adding the value of a Fund’s investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The value of Fund shares bought and sold in the secondary market is driven by market price. The price of these shares, like the price of all traded securities, is subject to factors such as supply and demand, as well as the current value of the portfolio securities held by a Fund. Secondary market shares, available for purchase or sale on an intraday basis, do not have a fixed relationship either to the previous day’s NAV nor the current day’s NAV. Prices in the secondary market, therefore, may be below, at, or above the most recently calculated NAV of such shares.
Equity securities, except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and asked price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange.
Futures contracts and options on futures contracts are normally valued at the price that would be required to settle the contract on the market where any such option or futures contract is principally traded. Options on equity securities are normally valued using the last sale price on the relevant securities exchange. Swaps are valued using prices supplied by a pricing vendor based on the underlying characteristics of the swaps. Forward foreign currency exchange contracts are valued at their respective fair values determined on the basis of the mean between the last current bid and asked prices based on quotations supplied to a pricing service by independent dealers.
Debt securities, other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired, are valued using evaluated prices furnished by a pricing service selected by the Advisor. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost which approximates fair value.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are generally priced at their fair value. The Board of Trustees has designated the Advisor to perform fair value determinations pursuant to Rule 2a-5 under the Investment Company Act. A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations, official closing prices or evaluated prices for the same securities, which means the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor.
It is possible that the fair value determined in good faith in accordance with the Funds’ valuation procedures may differ from valuations for the same security or other asset determined by other funds using their own valuation procedures. Although the Funds’ valuation procedures are designed to value a security at the price a Fund may reasonably expect to receive upon its current sale in an orderly transaction, there can be no assurance that any fair value determination would, in fact, approximate the amount that a Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

75

Net Asset Value

Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures approved by the Board of Trustees.
Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is scheduled to be open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days that are not business days in New York and on which the Funds’ NAVs may not be calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. As a result, closing market prices for foreign securities may not fully reflect events that occur between the time their prices are determined and the close of the regular trading on the NYSE (or such other time at which the Fund calculates NAV consistent with its policies and procedures) and thus may no longer be considered reliable. The Funds will use the fair value of the foreign securities, determined in accordance with the fair value procedures approved by the Board of Trustees, in place of closing market prices to calculate their NAVs if the Advisor believes that events between the close of the foreign market and the close of regular trading on the NYSE (or such other time at which the Fund calculates NAV consistent with its policies and procedures) would materially affect the value of some or all of a particular Fund’s securities.
The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of such Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of Harbor ETF Trust. Expenses with respect to any two or more funds are to be allocated in proportion to the NAVs of the respective Funds except where allocations of direct expenses can otherwise be reasonably determined, in which case the expenses are allocated directly to the Fund which incurred that expense.
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily.

76

Creations and Redemptions

Each Fund issues and sells shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Participant Agreement (as defined below), on any Business Day (as defined below).
Although Creation Units and redemption proceeds will normally be delivered as described below, Creation Units or redemption proceeds may be delayed under certain circumstances, namely: (1) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks; (2) for any period (a) during which the NYSE is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (3) for any period during which an emergency exists as a result of which (a) disposal of securities owned by the Fund is not reasonably practicable or (b) it is not reasonably practicable for the Fund to fairly determine the NAV of Shares of the Fund; (4) for any period during which the SEC has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (5) for any period that the SEC may by order permit for shareholder protection; or (6) for any period during which the Fund, as part of a necessary liquidation of the Fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws. Any such suspension or postponement described above will be consistent with the Fund’s obligations under Section 22(e) of the Investment Company Act.
In its discretion, the Advisor reserves the right to increase or decrease the number of a Fund’s Shares that constitute a Creation Unit. The Board of Trustees reserves the right to declare a split or a consolidation in the number of shares outstanding of a Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board of Trustees.
A “Business Day” with respect to the Funds is each day NYSE, the listing exchange, and the Trust are open, including any day that a Fund is required to be open under Section 22(e) of the Investment Company Act, which excludes weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders from large institutional investors who have entered into agreements with the Funds’ Distributor to create or redeem Creation Units will only be accepted on a Business Day.
The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than its regularly scheduled closing time. A Fund reserves the right to reprocess creation and redemption transactions that were initially processed at a NAV other than a Fund’s official closing NAV (as the same may be subsequently adjusted). A Fund reserves the right to recover amounts from (or distribute amounts to) Authorized Participants based on the official closing NAV. A Fund also reserves the right to advance the time by which creation and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Fund Deposit
The consideration for purchase of Creation Units generally consists of a basket of securities and instruments (“Deposit Securities”) and/or a deposit of a specified cash payment (the “Cash Component”). Together, the Deposit Securities and Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The portfolio of securities required may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares.
The function of the Cash Component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component would be an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.
State Street Bank and Trust Company (the “Transfer Agent”), through the NSCC, makes available on each Business Day, prior to the opening of business on the listing exchange (currently 9:30 a.m., Eastern time), the identity and the required number or amount of each Deposit Security and the amount of the Cash Component (or cash deposit) to be included in the current Fund Deposit (based on information at the end of the previous Business Day). Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Fund Deposit is made available.

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Fund Deposit — Continued
A Fund reserves the right to accept a basket of securities and/or cash that differs from a basket of Deposit Securities and/or cash published or transacted on a Business Day, or to permit or require the substitution of an amount of cash (a “cash-in-lieu” amount) to be added to the Cash Component to replace any Deposit Security.

Procedures for Creating Creation Units
To be eligible to place orders with the Distributor and to create a Creation Unit of a Fund, an entity must be a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the authorized participant to place orders for the purchase and redemption of Creation Units (a “Participant Agreement,” and such participants, an “Authorized Participant”). All shares of the Funds, however created, will be entered on the records of DTC in the name of its nominee for the account of a participant of DTC (“DTC Participant”).
Except as described below, and in all cases subject to the terms of the applicable Participant Agreement, all orders to create Creation Units of a Fund must be received by the Transfer Agent by the closing time of the regular trading session of the listing exchange (ordinarily 4:00 p.m., Eastern time). A “Custom Order” may be placed by an Authorized Participant in the event that a Fund accepts (or delivers, in the case of a redemption) a basket of securities and/or cash that differs from a basket of Deposit Securities and/or cash published or transacted on a Business Day. Custom Orders must be received by the Transfer Agent by 3:00 p.m. Eastern time or such earlier time as otherwise specified. The time by which an order must be submitted is referred to as the “order cutoff time.” On days when the exchange closes earlier than normal (such as the day before a holiday), the Funds require standard orders to create Creation Units to be placed by the earlier closing time and Custom Orders to create Creation Units must be received no later than one hour prior to the earlier closing time. Notwithstanding the foregoing, a Fund may, but is not required to, permit Custom Orders until 4:00 p.m., Eastern time, or until the market close (in the event an exchange closes early). The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant through the Transfer Agent’s electronic order system or by telephone or other transmission method acceptable to the Transfer Agent and approved by the Distributor pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent, Distributor or an Authorized Participant.
All investor orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers are expected to execute a Participant Agreement and only a small number of such Authorized Participants are expected to have international capabilities.
Creation Units may be created in advance of the receipt by a Fund of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with a Fund consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified for the Fund. A Fund may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of such collateral. A Fund will have no liability for any such shortfall. A Fund will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Transfer Agent and deposited into the Fund.
Those persons placing orders for Creation Units should ascertain any deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component. Orders for creation that are effected outside the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”) are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process.
Orders to create Creation Units of a Fund may be placed through the Clearing Process utilizing procedures applicable for domestic securities (see “—Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process utilizing the procedures applicable to domestic securities (“Domestic Fund”) (see “—Placement of Creation Orders Outside Clearing Process—Domestic Fund”) or procedures applicable to foreign securities (“Foreign Fund”) (see “—Placement of Creation Orders Outside Clearing Process—Foreign Fund”).

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Placement of Creation Orders Using Clearing Process
Fund Deposits created through the Clearing Process, if available, must be delivered through an Authorized Participant that has executed a Participant Agreement.
The Participant Agreement authorizes the Transfer Agent to transmit to NSCC on behalf of the Authorized Participant such trade instructions as are necessary to effect the Authorized Participant’s creation order. Pursuant to such trade instructions from the Transfer Agent to NSCC, the Authorized Participant agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner) and the Cash Component to the Fund by the second (2nd) Business Day, together with such additional information as may be required by the Transfer Agent and the Distributor. An order to create Creation Units of a Fund through the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the order cutoff time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. The delivery of Creation Units so created will occur no later than the second (2nd) Business Day following the day on which the creation order is deemed received by the Transfer Agent (“T+2”).

Placement of Creation Orders Outside Clearing Process — Domestic Fund
Fund Deposits must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units of a Fund need not be a broker-dealer or other participant in the Clearing Process (“Participating Party”), but such orders must state that the creation of Creation Units will be effected through a transfer of securities and/or cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund and the delivery of the Cash Component (if applicable) directly to the Transfer Agent through the Federal Reserve wire system, in each case no later than 11:00 a.m., Eastern time, on the next Business Day immediately following the Transmittal Date.
All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by a Fund, whose determination shall be final and binding. An order to create Creation Units of a Fund is deemed received by the Transfer Agent, and approved by the Distributor on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the order cutoff time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Transfer Agent does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion, such order will be cancelled. Upon written notice to the Transfer Agent, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the current NAV of the applicable Fund. The delivery of Creation Units so created will occur no later than the second (2nd) Business Day following the day on which the creation order is deemed received by the Transfer Agent and approved by the Distributor.
Additional transaction fees may be imposed in circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See “Creation Transaction Fee” section below.)

Placement of Creation Orders Outside Clearing Process — Foreign Fund
The Transfer Agent will inform the Distributor, the Advisor and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate subcustodian. The Custodian will cause the subcustodian of a Fund to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. A Fund must also receive, on or before the Settlement Date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below. The “Settlement Date” for a Fund is generally the second Business Day following the Transmittal Date.
Once the Distributor has accepted a creation order, the Transfer Agent will confirm the issuance of a Creation Unit of a Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.
Creation Units will not be issued until the transfer of good title to a Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian, the Distributor and the Advisor will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.

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Acceptance of Creation Orders
Each Fund and the Distributor reserve the right to reject or revoke acceptance of a creation order transmitted to it in respect to a Fund, if, including but not limited to, the following conditions are present: (i) the order is not in proper form in accordance with the procedures set forth in the Participant Agreement; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of such Fund; (iii) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (iv) in the event that circumstances outside the control of the Fund, the Transfer Agent, the Distributor or the Advisor make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, facsimile and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Advisor, the Distributor, DTC, Federal Reserve, the Transfer Agent or any other participant in the creation process, and other extraordinary events. The Distributor shall notify the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. None of a Fund, the Transfer Agent, the Distributor nor the Advisor are under any duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.
All questions as to the number of shares of Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered and the amount and form of the Cash Component, as applicable, shall be determined by a Fund, and the Fund’s determination shall be final and binding.

Creation Transaction Fee
A purchase transaction fee may be imposed for the transfer and other transaction costs associated with the issuance of Creation Units of shares. An Authorized Participant submitting a creation order may be assessed a variable charge on its order up to a maximum amount as indicated in the table below. The table below sets forth the standard and variable creation transaction fees for the Funds. However, the Custodian may increase the standard creation transaction fee for administration and settlement of Custom Orders requiring additional administrative processing by the Custodian. Fixed and variable transaction fees payable in connection with creations and redemptions are collectively referred to as “Transaction Fees.”
Fund	Standard Creation Transaction Fee*	Maximum Variable Charge for Creations**
Harbor Commodity All-Weather Strategy ETF	$100 (cash transaction)	2.00%
Harbor Disruptive Innovation ETF	$300 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Dividend Growth Leaders ETF	$200 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Energy Transition Strategy ETF	$100 (cash transaction)	2.00%
Harbor Health Care ETF	$150 (in-kind transaction) $100 (cash transaction)	2.00%
Harbor Human Capital Factor Unconstrained ETF (formerly, Harbor Corporate Culture Leaders ETF)	$200 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Human Capital Factor US Large Cap ETF (formerly, Harbor Corporate Culture ETF)	$300 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Human Capital Factor US Small Cap ETF (formerly, Harbor Corporate Culture Small Cap ETF)	$300 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor International Compounders ETF	$300 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Long-Short Equity ETF	$250 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Long-Term Growers ETF	$200 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Multi-Asset Explorer ETF	$300 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Scientific Alpha High-Yield ETF	$250 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Scientific Alpha Income ETF	$250 (in-kind transaction) / $100 (cash transaction)	2.00%
*
Applicable to in-kind purchases only.
**
As a percentage of the net asset value per Creation Unit purchased, inclusive of the standard creation transaction fee (if imposed).

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Creation Transaction
Fee — Continued
In the case of cash creations or where a Fund permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed a variable charge as set for the above to compensate a Fund for the costs associated with purchasing the applicable securities. (See “Fund Deposit” section above.) As a result, in order to seek to replicate the in-kind creation order process, a Fund expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where a Fund makes Market Purchases, the Authorized Participant may be required to reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash in lieu amount (which amount, at the Advisor’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Advisor may adjust the Transaction Fees to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect existing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Fund. From time to time, all or a portion of a Fund’s Transaction Fees may be waived at the sole discretion of the Advisor, including in connection with an Authorized Participant’s investment of seed capital in a Fund or where an Authorized Participant is engaged in certain customized creation and redemption basket activity that is designed to benefit a Fund by facilitating portfolio positioning that complies with basket procedures and which are in the best interests of a Fund and its shareholders. To the extent a Fund does not recoup the amount of Transaction Costs incurred in connection with a creation transaction, those Transaction Costs will be borne by the Fund and may negatively affect the Fund’s performance.

Redemption of Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form on a Business Day. The Funds will not redeem Shares in amounts less than Creation Units (except each Fund may redeem Shares in amounts less than a Creation Unit in the event such Fund is being liquidated). Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Authorized Participants should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. All redemptions are subject to the procedures contained in the applicable Participant Agreement.
With respect to each Fund, the Transfer Agent, through the NSCC, makes available prior to the opening of business on the listing exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity and number or amount of the Fund’s securities (“Fund Securities”) and/or an amount of cash that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. All orders are subject to acceptance by the Distributor. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.
Unless cash-only redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit will generally consist of Fund Securities – as published on the Business Day of the request for a redemption order received in proper form – plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Notwithstanding the foregoing, a Fund reserves the right to deliver a basket of securities and/or cash that differs from a basket of Fund Securities and/or cash published or transacted on a Business Day, or to substitute an amount of cash (a “cash-in-lieu” amount) to be added to the cash component to replace any Fund Security. Where “cash-in-lieu” is used, the amount of cash paid out in such cases will be equivalent to the value of the instrument listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the difference is required to be made by an Authorized Participant.
Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and each Fund reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant, or a beneficial owner of shares for which it is acting, subject to a legal restriction with respect to a particular security included in the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming beneficial owner of shares that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act. The Authorized Participant may request the redeeming beneficial owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

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Redemption of Creation
Units — Continued
The right of redemption may be suspended or the date of payment postponed with respect to a Fund: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities it owns or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC.
If a Fund determines, based on information available to the Fund when a redemption request is submitted by an Authorized Participant, that (i) the short interest of a Fund in the marketplace is greater than or equal to 100% and (ii) the orders in the aggregate from all Authorized Participants redeeming Fund Shares on a Business Day represent 25% or more of the outstanding Shares of the Fund, such Authorized Participant will be required to verify to the Fund the accuracy of its representations that are deemed to have been made by submitting a request for redemption. If, after receiving notice of the verification requirement, the Authorized Participant does not verify the accuracy of its representations that are deemed to have been made by submitting a request for redemption in accordance with this requirement, its redemption request will be considered not to have been received in proper form.

Redemption Transaction Fee
A redemption transaction fee may be imposed to offset transfer and other transaction costs. An Authorized Participant submitting a redemption order may be assessed a variable charge on its order up to a maximum amount as indicated in the table below. The table below sets forth the standard and variable redemption transaction fees for the Funds. However, the Custodian may increase the standard redemption transaction fee for administration and settlement of Custom Orders requiring additional administrative processing by the Custodian.
Fund	Redemption Transaction Fee*	Maximum Variable Charge For Redemptions**
Harbor Commodity All-Weather Strategy ETF	$100 (cash transaction)	2.00%
Harbor Disruptive Innovation ETF	$300 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Dividend Growth Leaders ETF	$200 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Energy Transition Strategy ETF	$100 (cash transaction)	2.00%
Harbor Health Care ETF	$150 (in-kind transaction) $100 (cash transaction)
Harbor Human Capital Factor Unconstrained ETF (formerly, Harbor Corporate Culture Leaders ETF)	$200 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Human Capital Factor US Large Cap ETF (formerly, Harbor Corporate Culture ETF)	$300 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Human Capital Factor US Small Cap ETF (formerly, Harbor Corporate Culture Small Cap ETF)	$300 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor International Compounders ETF	$300 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Long-Short Equity ETF	$250 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Long-Term Growers ETF	$200 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Multi-Asset Explorer ETF	$300 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Scientific Alpha High-Yield ETF	$250 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Scientific Alpha Income ETF	$250 (in-kind transaction) / $100 (cash transaction)	2.00%
*
Applicable to in-kind redemptions only.
**
As a percentage of the net asset value per Creation Unit redeemed, inclusive of the standard redemption transaction fee (if imposed).
An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for a Fund) may be imposed as set forth above to compensate each applicable Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, a Fund expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be

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Redemption Transaction
Fee — Continued
re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where a Fund makes Market Sales, the Authorized Participant may be required to reimburse the Fund for Transaction Costs. The Advisor may adjust the Transaction Fees to the extent the composition of the redemption securities changes or cash-in-lieu is added to the cash component to protect ongoing shareholders. In no event will fees charged by a Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. From time to time, all or a portion of a Fund’s Transaction Fees may be waived at the sole discretion of the Advisor, including in connection with an Authorized Participant’s redemption of seed capital invested in a Fund or where an Authorized Participant is engaged in certain customized creation and redemption basket activity that is designed to benefit a Fund by facilitating portfolio positioning that complies with basket procedures and which are in the best interests of a Fund and its shareholders. To the extent a Fund does not recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund and may negatively affect the Fund’s performance.

Placement of Redemption Orders Using Clearing Process
Orders to redeem Creation Units of a Fund through the Clearing Process, if available, must be delivered through an Authorized Participant that has executed a Participant Agreement. An order to redeem Creation Units of a Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the order cutoff time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the applicable Fund as next determined. An order to redeem Creation Units of a Fund using the Clearing Process made in proper form but received by the Transfer Agent after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the second (2nd) Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process—Domestic Fund
Orders to redeem Creation Units of a Fund must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of a Fund need not be a Participating Party, but such orders must state that redemption of Creation Units of the Fund will be effected through transfer of Creation Units of the Fund directly through DTC.
An order to redeem Creation Units of a Fund is deemed received by the Transfer Agent, and accepted by the Distributor on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the order cutoff time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Transfer Agent no later than 11:00 a.m., Eastern time on such Settlement Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Redemption Orders Outside Clearing Process—Foreign Fund
Arrangements satisfactory to a Fund must be in place for the Participating Party to transfer the Creation Units through DTC on or before the Settlement Date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and a Fund (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.
In connection with taking delivery of Shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Fund may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.
Regular Foreign Holidays
A Fund generally intends to effect deliveries of Creation Units and portfolio securities on a basis of “T” plus two Business Days (i.e., days on which the national securities exchange is open) (“T+2”). A Fund may effect deliveries of Creation Units and portfolio securities on a basis other than T + 2 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances.

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Placement of Redemption
Orders Outside Clearing
Process—Foreign Fund —
Continued
The ability of a Fund to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent a Fund from delivering securities within normal settlement periods. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming Authorized Participants, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for a Fund, in certain circumstances. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. The timing of settlement may also be affected by the proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices. Because the portfolio securities of a Fund may trade on days that the Fund’s listing exchange is closed or on days that are not Business Days for the Fund, Authorized Participants may not be able to redeem their shares of a Fund, or to purchase and sell shares of the Fund on an exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Book Entry Only System
DTC acts as securities depositary for the Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.
DTC, a limited-purpose trust company, was created to hold securities of the DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to a Fund upon request and for a fee to be charged to the Fund a listing of the Shares holdings of each DTC Participant. A Fund shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. A Fund shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, a Fund shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

84

Creations and Redemptions

Book Entry Only System —
Continued
A Fund has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to a Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, a Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Fund makes other arrangements with respect thereto satisfactory to an exchange.

85

Tax Information

Each Fund is treated as a separate taxpayer for federal income tax purposes.
Each Fund has elected or intends to elect to be treated, has qualified, and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Code, which requires meeting certain requirements relating to its sources of income, diversification of its assets, and distribution of its income to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, each Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of the 90% income test, the character of income earned by certain entities in which a Fund invests that are not treated as corporations for U.S. federal income tax purposes (i.e., partnerships (other than qualified publicly traded partnerships) or trusts) will generally pass through to the Fund. Consequently, each Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other non-qualifying income.
If a Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain a portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If a Fund does not qualify as a regulated investment company, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by a Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.
Each Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements.
Certain dividends and distributions declared by a Fund as of a record date in October, November or December and paid by the Fund in January of the following year will be taxable to shareholders as if received on December 31 of the prior year. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated as paid by the Fund (except for the purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.
In general, assuming the distributing Fund has sufficient earnings and profits, dividends from investment company taxable income will be taxable either as ordinary income or, if so reported by a Fund and certain other requirements are met by the Fund and the shareholder, as “qualified dividend income,” which is taxable to individual shareholders at a maximum 15% or 20% U.S. federal income tax rate.
Dividend income distributed to individual shareholders will qualify for the maximum 15% or 20% U.S. federal income tax rate to the extent that such dividends are attributable to “qualified dividend income,” as that term is defined in Section 1(h)(11)(B) of the Code, from a Fund’s (or, if applicable, underlying fund’s) investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by the Fund (and, if applicable, underlying fund) and the shareholders. A foreign corporation generally

86

Tax Information

is treated as a qualified foreign corporation if it is incorporated in a possession of the U.S. or it is eligible for the benefits of certain income tax treaties with the U.S. A foreign corporation that does not meet such requirements will be treated as qualifying with respect to dividends paid by it if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S. Dividends from passive foreign investment companies do not qualify for the maximum 15% or 20% U.S. federal income tax rate.
A dividend that is attributable to qualified dividend income of a Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend (or, in the case of certain preferred stocks, 91 days during the 181-day period beginning on the date which is 90 days before the date on which the stock became ex-dividend with respect to such dividend), (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.
Distributions from net capital gain, if any, that are reported as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of a Fund. Capital gain dividends distributed by a Fund to individual shareholders generally will qualify for the maximum 15% or 20% U.S. federal income tax rate on long-term capital gains, subject to limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.
Distributions by a Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. For U.S. federal income tax purposes, all dividends and distributions are taxable whether a shareholder receives them in cash or reinvests them in additional shares of the distributing Fund. The U.S. federal income tax status of all distributions will be reported to shareholders annually.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from sales or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
 As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of such Fund and if, pursuant to section 351 of the Code, that Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.
Distributions from net investment income of the Funds may qualify in part for a dividends-received deduction for shareholders that are corporations. The dividends-received deduction is reduced to the extent that shares of the payor of the dividend or a Fund are treated as debt-financed under the Code and is eliminated if such shares are deemed to have been held for less than a minimum period, generally 46 days (or, in the case of certain preferred stocks, 91 days), extending before and after each dividend. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced for federal income tax purposes by reason of “extraordinary dividends” received with respect to the shares. To the extent such basis would be reduced below zero, current recognition of income may be required.
If a Fund acquires an equity interest in a passive foreign investment company (PFIC), it could become liable for U.S. federal income tax and additional interest charges upon the receipt of certain distributions from, or the disposition of its investment in, the PFIC, even if all such income or gain is timely distributed to its shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Because any credit or deduction for this tax could not be passed through to such Fund’s shareholders, the tax would in effect reduce the Fund’s economic return from its PFIC

87

Tax Information

investment. Elections may generally be available to these Funds that would lessen the effect of these adverse tax consequences. However, such elections could also require these Funds to recognize income (which would have to be distributed to the Funds’ shareholders to avoid a tax on the Fund) without any distribution from the PFIC of cash corresponding to such income and could result in the treatment of capital gains as ordinary income.
The federal income tax rules applicable to certain investments or transactions within each Fund are unclear in certain respects, and a Fund will be required to account for these investments or transactions under tax rules in a manner that, under certain circumstances, may affect the amount, timing or character of its distributions to shareholders. Each Fund will monitor these investments or transactions to seek to ensure that it continues to comply with the tax requirements necessary to maintain its status as a regulated investment company.
Harbor Scientific Alpha High-Yield ETF and Harbor Scientific Alpha Income ETF may invest significantly in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of, or in, default present special tax issues for such a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, or how payments received on obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its taxation as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Certain Funds may invest in zero coupon securities, deferred interest securities or other securities with original issue discount (or with market discount that the Fund elects to include market discount in income currently). Such Funds must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, such Funds may have to dispose of their portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage themselves by borrowing the cash, to satisfy distribution requirements.
Due to certain adverse tax consequences, the Funds do not intend, absent a change in applicable law, to acquire residual interests in REMICs. If a Fund invests in certain REITs or in REMIC residual interests, a portion of the Fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxable on their share of any such excess inclusion income as “unrelated business taxable income.” In addition, tax may be imposed on the Fund on the portion of any excess inclusion income allocable to any shareholders that are classified as disqualified organizations.
A Fund’s transactions involving options, futures contracts, forward contracts, swaps, and short sales, including such transactions that may be treated as constructive sales of appreciated positions in a Fund’s portfolio and transactions that involve foreign exchange gain or loss, will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities, convert capital gain or loss into ordinary income or loss or affect the treatment as short-term or long-term of certain capital gains and losses. These rules could therefore affect the amount, timing and character of distributions to shareholders and result in the recognition of income or gain without a corresponding receipt of cash. A Fund may, therefore, need to obtain cash from other sources in order to satisfy the applicable tax distribution requirements.
Shareholders subject to the information reporting requirements of the Code, including most non-corporate shareholders, must provide their social security or other taxpayer identification numbers and certain required certifications. Backup withholding may be required currently at a rate of 24% of reportable payments, including dividends and capital gains distributions, if correct numbers and certifications are not provided or if a shareholder is notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding for failure to report all taxable interest or dividend payments.
Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (or lower applicable treaty) on amounts treated as ordinary dividends from a Fund (other than certain dividends derived from short-term capital gains and qualified U.S. source interest income of the Fund, provided that the Fund chooses to make a specific report relating to such dividends). However, depending on the circumstances, a Fund may report all, some or none of its potentially eligible dividends as eligible for this exemption, and a portion of a Fund’s distributions (i.e. interest and dividends from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. The 15% or 20% maximum rate applicable to qualified dividend income is applicable only to investors that are U.S. persons. If an effective IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, is provided, a non-U.S. person may qualify for a lower treaty rate on amounts treated as ordinary dividends from a Fund. Further, unless an effective IRS Form

88

Tax Information

W-8BEN, IRS Form W-8BEN-E or other authorized withholding certificate is on file, backup withholding is withheld on certain other payments from the Fund. None of the Funds expects to be a “U.S. real property holding corporation” as defined in Section 897(c)(2) of the Code and, therefore, none expects to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests. If a Fund were a U.S. real property holding corporation, certain distributions by the Fund to non-U.S. shareholders would be subject to U.S. federal withholding tax at a rate of up to 21% and non-U.S. shareholders owning more than 5% of the Fund within one year of certain distribution would be required to file a U.S. federal income tax return to report such gains. Also, non-U.S. shareholders may be subject to U.S. estate tax with respect to their Fund shares. Shareholders should consult their own tax advisers on these matters.
U.S. tax withholding (at a 30% rate or lower applicable treaty rate) is required on payments of dividends made to certain non-U.S. entities that fail to comply with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable a determination of whether withholding is required.
For taxable years before 2026, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary REIT dividends and income derived from MLP investments. Final regulations permit a Fund to pass through to non-corporate shareholders the character of ordinary REIT dividends so as to allow such shareholders to claim this deduction. There currently is no mechanism for a Fund that invests in MLPs to similarly pass through to non-corporate shareholders the character of income derived from MLP investments. The likelihood and timing of any legislation or other guidance that would enable the Funds to pass through to non-corporate shareholders the ability to claim this deduction with respect to income derived from MLP investments is uncertain.
Certain distributions reported by a Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code Section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
In general, provided that a Fund qualifies as a regulated investment company under the Code, such Fund will be exempt from Delaware corporation income tax.
At the time of an investor’s purchase of a Fund’s shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.
Sales are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in a Fund’s shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares sold. Any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. All or a portion of any loss realized on a sale or other disposition of shares may be disallowed under tax rules relating to wash sales to the extent of other investments in such Fund (including pursuant to the reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.
Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required

89

Tax Information

disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Each Fund that invests in foreign securities may be subject to foreign withholding or other foreign taxes on its income from foreign securities (possibly including, in some cases, capital gains) which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the United States may reduce or eliminate those foreign taxes in some cases. If more than 50% of a Fund’s total assets is invested in securities of foreign issuers at the close of its fiscal year or if at least 50% of a Fund’s total assets is represented by interests in other regulated investment companies at the close of each quarter of its fiscal year, the Fund may be eligible to elect to pass certain of such taxes as related foreign tax credits or deductions through to shareholders and if eligible may or may not choose to make such election. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) its pro rata share of the foreign taxes paid by the applicable Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. The availability of such credits or deductions is subject to certain requirements, restrictions and limitations under the Code. Certain foreign exchange gains and losses realized by a Fund may be treated as ordinary income and losses.
At October 31, 2023, the following Funds had capital loss carryforwards for federal tax purposes which will reduce each Fund’s taxable income arising from future net realized gain on investments to the extent permitted by the Code. This will reduce the amount of the distribution to shareholders that would otherwise be necessary to relieve each Fund of any federal tax liability. The capital loss carryforwards do not expire. Any such losses carried forward will retain their character as short-term or long-term. In the event that a Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.
Capital Loss Carryforwards ($000s):
	Short-Term	Long-Term	Total
HARBOR ETF TRUST
Harbor Disruptive Innovation ETF	$(2,067)	$(602)	$(2,669)
Harbor Dividend Growth Leaders ETF	(4,182)	-	(4,182)
Harbor Human Capital Factor Unconstrained ETF (formerly, Harbor Corporate Culture Leaders ETF)	(275)	(69)	(344)
Harbor Human Capital Factor US Small Cap ETF (formerly, Harbor Corporate Culture Small Cap ETF)	(461)	-	(461)
Harbor International Compounders ETF	(88)	(41)	(129)
Harbor Long-Term Growers ETF	(7,035)	(546)	(7,581)
Harbor Multi-Asset Explorer ETF	(33)	-	(33)
Harbor Scientific Alpha High-Yield ETF*	(15,482)	(107,630)	(123,112)
Harbor Scientific Alpha Income ETF	(3,658)	(1,392)	(5,050)
*
A portion of the Harbor Scientific Alpha High-Yield ETF capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.
In determining its net capital gain, including also in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, the Funds generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
The foregoing discussion relates solely to U.S. federal income tax law for shareholders who are U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) and who are subject to tax under such law. Except as otherwise provided, this discussion does not address special tax rules that may be applicable to certain classes of investors, such as tax-exempt or tax-deferred plans, accounts or entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the sale of shares of the Fund may also be subject to state, local or foreign taxes. In some states, a state and/or local tax exemption may be available to the extent distributions of a Fund are attributable to the interest it receives on (or in

90

Tax Information

the case of intangible property taxes, the value of its assets is attributable to) direct obligations of the U.S. government, provided that in some states certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. A Fund will not seek to satisfy any threshold or reporting requirement that may apply in particular taxing jurisdictions. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of the Fund in their particular circumstances.
Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Funds, and such changes often occur.

91

Organization and Capitalization

General
Harbor ETF Trust is an open-end investment company established as a Delaware statutory trust on April 13, 2021. Each share represents an equal proportionate interest in the Fund to which it relates with each other share in that Fund. Shares entitle their holders to one vote per share or one vote per dollar of NAV, as determined by the Trustees with respect to a matter submitted to Shareholders. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. Pursuant to the Investment Company Act, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and of any changes in fundamental investment restrictions or policies of such Fund. Pursuant to an exemptive order granted by the SEC, shareholders are not required to vote to approve a new or amended subadvisory agreement for subadvisors unaffiliated with the Advisor. Shares of a Fund will be voted with respect to that Fund only, except for the election of Trustees and the ratification of independent accountants. The Trustees are empowered, without shareholder approval, by the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) and By-Laws to create additional series of shares and to classify and reclassify any new or existing series of shares into one or more classes. In addition, the Board of Trustees may determine to close, merge, liquidate or reorganize a Fund at any time in accordance with the Declaration of Trust and governing law.
Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares, and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.
The prospectuses and this Statement of Additional Information do not purport to create any contractual obligations between Harbor ETF Trust or any Fund and its shareholders. Rather, shareholders’ rights under the prospectuses and Statement of Additional Information are based on federal and, as applicable, state securities laws. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with the Advisor and other service providers.

Shareholder and Trustee Liability
Harbor ETF Trust is organized as a Delaware statutory trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that no Fund will be liable for the debts or obligations of any other Fund. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Advisor. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Advisor or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Advisor shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Advisor and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.
The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Share Ownership
Although the Funds do not have information concerning beneficial ownership held in the names of DTC Participants, to the best knowledge of the Funds, as of January 31, 2024, the following DTC Participants and parties owned of record 5% or more of the outstanding shares of the fund.
HARBOR ETFs
Shareholder Name	Harbor Commodity All-Weather Strategy ETF	Harbor Disruptive Innovation ETF	Harbor Dividend Growth Leaders ETF	Harbor Energy Transition Strategy ETF	Harbor Health Care ETF
BOFA SECURITIES, INC. BALTIMORE, MD	—	—	—	—	5%

92

Organization and Capitalization

Share Ownership —
Continued
HARBOR ETFs
Shareholder Name	Harbor Commodity All-Weather Strategy ETF	Harbor Disruptive Innovation ETF	Harbor Dividend Growth Leaders ETF	Harbor Energy Transition Strategy ETF	Harbor Health Care ETF
CHARLES SCHWAB & CO., INC SAN FRANCISCO, CA	—	—	8%	—	—
COMMONWEALTH FINANCIAL NETWORK WELLESLEY, MA	—	—	6%	—	—
FIDELITY BROKERAGE SERVICES LLC BOSTON, MA	—	—	19%	—	5%
HORIZON FINANCIAL WEST HENRIETTA, NY	—	71%	—	—	—
INSPIRION WEALTH ADVISORS, LLC LIBERTYVILLE, IL	6%	—	—	—	—
JP MORGAN SECURITIES LLC NEW YORK, NY	—	—	—	—	18%
NEW HARBOR FINANCIAL GROUP, LLC WORCESTER, MA	15%	—	—	—	—
OPPENHEIMER & CO., INC PROVIDENCE, RI	—	—	6%	—	—
SCS CAPITAL MANAGEMENT LLC BOSTON, MA	—	—	10%	—	—
SYNOVUS SECURITIES, INC. ATLANTA, GA	16%	—	—	—	—
THE BANK OF NEW YORK MELLON PHILADELPHIA, PA	—	—	99%	—	—
VANGUARD MARKETING CORPORATION CHICAGO, IL	17%	19%	—	96%	36%

HARBOR ETFs — Continued
Shareholder Name	Harbor Human Capital Factor Unconstrained ETF (formerly, Harbor Corporate Culture Leaders ETF)	Harbor Human Capital Factor US Large Cap ETF (formerly, Harbor Corporate Culture ETF)	Harbor Human Capital Factor US Small Cap ETF (formerly, Harbor Corporate Culture Small Cap ETF)	Harbor International Compounders ETF	Harbor Long-Short Equity ETF
FIDELITY BROKERAGE SERVICES LLC CINCINNATI, OH	—	—	—	6%	—
FMA WEALTH MANAGEMENT, LLC DUXBURY, MA	—	—	—	8%	—
INDIE ASSET PARTNERS, LLC CARMEL, IN	—	—	—	—	17%
MADISON AVENUE SECURITIES, LLC BURIEN, WA	—	—	—	9%	—
RAYMOND JAMES & ASSOCIATES NEW YORK, NY	8%	—	—	—	—
THE BANK OF NEW YORK MELLON PHILADELPHIA, PA	—	—	99%	—	—
VANGUARD MARKETING CORPORATION CHICAGO, IL	74%	—	—	39%	68%
VENTURI PRIVATE WEALTH AUSTIN, TX	—	—	—	12%	—

93

Organization and Capitalization

Share Ownership —
Continued
HARBOR ETFs — Continued
Shareholder Name	Harbor Long-Term Growers ETF	Harbor Multi-Asset Explorer ETF	Harbor Scientific Alpha High-Yield ETF	Harbor Scientific Alpha Income ETF
AUCTUS ADVISORS LLC CHARLOTTE, NC	11%	—	—	—
BROWN BROTHERS HARRIMAN TRUST COMPANY, NA NEW YORK, NY	—	—	11%	—
CORIENT COLUMBUS, OH	11%	—	—	—
GRANT STREET ASSET MANAGEMENT INC CANONSBURG, PA	6%	—	—	—
LPL FINANCIAL LLC GARDEN GROVE, CA	9%	—	—	—
MARQUETTE ASSOCIATES, INC. CHICAGO, IL	—	—	7%	—
PRINCIPAL BANK DES MOINES, IA	—	—	9%	—
THE GOLDMAN SACHS TRUST COMPANY, NATIONAL ASSOCIATION NEW YORK, NY	—	10%	6%	—
VANGUARD MARKETING CORPORATION CHICAGO, IL	—	85%	24%	96%
WEALTH ENHANCEMENT ADVISORY SERVICES, LLC WAYZATA, MN	13%	—	—	—
Should Harbor Capital Advisors, Inc. have a greater than 25% interest in a Fund, Harbor Capital Advisors, Inc. may be deemed a “control person” of the such fund for purposes of the Investment Company Act.

94

Custodian AND TRANSFER AGENT

State Street Bank and Trust Company
State Street Bank and Trust Company (“State Street”) has been retained to act as custodian of the Funds’ assets as well as those of Harbor Cayman Commodity Focus Ltd and, in that capacity, maintains certain financial and accounting records of the Funds. State Street has also been retained as the Funds’ transfer agent and dividend disbursing agent. State Street’s mailing address is State Street Financial Center, 1 Lincoln Street, Boston, MA 02111-2900.

95

Independent Registered Public Accounting Firm and Financial Statements

Ernst & Young LLP
Ernst & Young LLP, 155 North Wacker Drive, Chicago, IL 60606, serves as the Funds' independent registered public accounting firm, providing audit and tax services. The financial statements of Harbor Commodity All-Weather Strategy ETF, Harbor Disruptive Innovation ETF, Harbor Dividend Growth Leaders ETF, Harbor Energy Transition Strategy ETF, Harbor Human Capital Factor Unconstrained ETF (formerly, Harbor Corporate Culture Leaders ETF), Harbor Human Capital Factor US Large Cap ETF (formerly, Harbor Corporate Culture ETF), Harbor Human Capital Factor US Small Cap ETF (formerly, Harbor Corporate Culture Small Cap ETF), Harbor International Compounders ETF, Harbor Long-Term Growers ETF, Harbor Multi-Asset Explorer ETF, Harbor Scientific Alpha High-Yield ETF and Harbor Scientific Alpha Income ETF as of and for the period ended October 31, 2023 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are incorporated by reference in this Statement of Additional Information. No audited financial statements exist for Harbor Long-Short Equity ETF, which had not commenced operations as of October 31, 2023.

96

Appendix a – Proxy Voting

Certain of the Subadvisors’ proxy voting policies and procedures make reference to Institutional Shareholder Services (“ISS”) and/or Glass, Lewis & Co. (“Glass Lewis”) voting guidelines.
ISS’s proxy voting guidelines can be accessed at issgovernance.com/policy-gateway/voting-policies/.
Glass Lewis’s proxy voting guidelines can be accessed at glasslewis.com/guidelines/.

BlueCove Limited
PROXY VOTING POLICY
Proxy Voting Policy: This Policy (“the Policy”) sets out BlueCove’s (“the Firm”) approach to proxy voting.
Ownership and Accountability: The Firm’s Head of Compliance is responsible for the design of this Policy. The Firm’s Head of Compliance will ensure that this Policy is reviewed not less than annually.
Proxy Voting Explained: In its capacity as an investment manager, BlueCove may have authority to vote as a proxy on behalf of client funds and managed or segregated accounts. BlueCove will vote proxies in the best interests of clients. BlueCove’s Policy acknowledges that from time to time refraining from voting may be in the best interests of clients. The Head of Portfolio Management is responsible for monitoring for situations that require a proxy vote.
Maintenance of Records: The Compliance Team will maintain a record of any proxy voting situations that may occur. The records will include the decision of how the Firm voted and supporting documentation. This Policy and the records of any proxy votes carried out by the Firm will be available to clients upon request.
Resolution of Conflicts of Interest: The Firm is privately owned and, other than a wholly owned subsidiary in the United States, has no affiliations with any other company or entity. The subsidiary in the United States does not and is not anticipated to manage investment distinct from those investments managed by the UK parent. The Firm does not hold or manage any proprietary funds or investments. As such, the Firm does not anticipate that it will find itself in conflict with client funds when considering a proxy vote. However, should the Firm ever find itself in conflict with the interests of a client, the Firm’s interests will be subordinate to the interests of the client.
It is also possible that various client funds or portfolios may find themselves in conflict in the context of a proxy vote. Should there be a situation in which client Fund A is in conflict with client Fund B, then the manager will consider the relative number of relevant shares or bonds held by Fund A and B and will vote in favor of the Fund which has the proportionally largest position in the relevant shares or bonds in terms of the NAV of the relevant client fund. For example, if Fund A has 50,000 of XYZ bonds which constitute 1% of Fund A’s NAV, and Fund B has 20,000 of XYZ bonds which constitute 10% of Fund B’s NAV, then the Firm will vote in favor of Fund B. Should multiple client funds find themselves in conflict, then the Firm will vote in favor of the client fund with the biggest proportionate position.
Should Fund A and B have the same proportionate position to two decimal places in the relevant shares or bonds, then the Firm will refrain from voting the position.
Exceptions from this Policy: Exceptions from this Policy may be granted by way of the written approval of the Firm’s CIO. Any exceptions and supporting documentation will be recorded by the Compliance Team.
Approval: This Policy was most recently reviewed and approved by the Board on 05 July 2023.

C WorldWide Asset Management Fondsmaeglerselskab A/S
Engagement and Proxy Voting Policy of the C WorldWide Group
This engagement and proxy voting policy applies to the affiliates of the C WorldWide Group.
This policy applies to the group’s investments in listed companies on behalf of clients and investors in funds managed by the group. This policy applies to proxy voting where authorisation to exercise voting rights is provided by clients or investor.
This policy complies with article 3g of Directive (EU) 2017/828 as regards to the encouragement of long-term shareholder engagement and Rule 206(4)-6 under the U.S. Investment Advisers Act of 1940 and relevant SEC and SEC Staff Guidance.
Fiduciary Responsibilities
We have a fiduciary responsibility to our clients and investors to act in their best interests. We generally believe that it is in the best interest of our clients and investors to invest in companies that are committed to generating long-term sustainable returns for its shareholders and where we can further enhance this long-term value creation through active ownership.

97

Appendix a – Proxy Voting

C WorldWide Asset
Management
Fondsmaeglerselskab
A/S — Continued
Consistent with our fiduciary duty, we have written policies and procedures for proxy voting, agree voting parameters with clients, identify and disclose conflicts of interest in the proxy voting process and have clear means to address (mitigate) these. We consider all relevant information and material risks in investment analysis and the proxy decision making and voting process, monitor activities and review these activities not less than annually to ensure that they are adequate and effective.
As active long-term investors, active ownership is an integral part of our investment process. It is anchored directly with our portfolio management teams and is fully integrated in our investment processes including research, stock selection and portfolio construction as well as risk management. This is consistent with our fiduciary duty to consider all relevant information and material risks in investment analysis and the portfolio decision making process.
Our active ownership practices include:
-
direct engagement with investee companies
-
collective engagements through external service provider
-
proxy voting.
Direct Engagement
Direct Engagement with investee companies is anchored with and implemented by the portfolio management teams directly and is fully integrated in our overall investment process. This approach is core to our stewardship responsibilities since we firmly believe it enhances the quality of engagement and ensures that material factors are carefully considered.
Because of this direct portfolio manager commitment, engagement efforts do not begin or end with the purchase of a company’s stock. Our engagement with investee companies is continuous, meaning that our approach and corporate dialogue is longer-term, supported by ongoing monitoring.
The decision to engage an investee company in relation to a specific matter and the method of engagement is made based on a proportionality consideration of a number of factors, including but not limited to
-
size of the shareholding in the investee company, and thereby the potential impact to influence change
-
materiality of the matter
-
reliability of data
-
possibility of effecting the behavior of the investee company
-
resources required to conduct any direct engagement.
We engage with management, other executive staff, heads of divisions, and board members of investee the companies either directly through meetings, calls or written communication.
Collective Engagement
In addition to our direct engagements, we engage collectively with other investors through a third-party engagement service provider with global coverage. This approach gives us access to highly qualified specialists with a strong knowledge and a network that can be leveraged in the ongoing engagement with the investee companies on key issues, including sustainability issues such as human rights, labour rights, environmental issues, and business ethics. Collective engagements are typically initiated based on incidents, meaning the investee company has breached or has good indication of being about to breach international norms or conventions. In special cases we will also communicate or cooperate directly with other stakeholders in the investee companies to engage collectively.
Both direct and collective engagements with investee companies are documented to ensure that we comply fully with applicable laws, rules and regulations.
Proxy Voting
We monitor all general meetings of investee companies and exercise voting rights in investee companies.
We exercise voting rights in accordance with agreed parameters. In general, and in a manner to discharge our fiduciary duties and avoid or address properly conflicts of interest, we will vote in favour of proposals which we believe will benefit long-term sustainable returns to shareholders. Alternatively, we will vote against proposals that in our opinion will reduce long-term shareholder value.
Our votes are generally aligned across the various strategies we manage. In case of discrepancies between the views of two or more portfolio management teams on how to vote on a proposal, the issue will be discussed, and a final unanimous voting decision will be agreed by the relevant portfolio management teams. If the investors in the relevant strategies have different interests in the proposal the voting decisions shall be made by each portfolio management team in the best interest of the investors of the strategy managed by such portfolio management team.

98

Appendix a – Proxy Voting

C WorldWide Asset
Management
Fondsmaeglerselskab
A/S — Continued
Before an agreement is reached with a client, we will ensure that we have a reasonable understanding of the client’s objectives, that such objectives are documented and that the voting parameters set out in this Active Ownership Policy are in accordance with such objectives and have been agreed to by the client. If a client gives us specific instructions on a proxy, we will follow them.
In order to improve the quality and the breadth of our voting decisions, we have partnered with a leading proxy voting service provider with global coverage. In practice this means that we receive notice of all ballots in the investee companies, as well as research and voting recommendations reflecting our voting policy from the proxy voting service provider. We utilise proxy voting to emphasise the topics discussed with the investee companies in our ongoing engagement with them and to vote on material issues important to the governance of the investee companies.
Our key focus areas for voting include but are not limited to:
-
minority shareholder items
-
remuneration structures
-
increased disclosure and transparency
-
material sustainability related topics
Our proxy voting procedures incorporate the recommendations received from the proxy voting service provider. We will as a general rule vote in line with these recommendations. However, the portfolio managers may occasionally disagree with the voting recommendations if they are not aligned with the portfolio managers’ in-depth knowledge of an investee company and its management.
In addition to input from our proxy voting provider, our voting decisions incorporate our own company analysis and research, external sell-side research and analytical input from our external engagement research service provider.
In addition to exercising voting rights, we exercise other rights attached to shares in investee companies in the best interest of our clients and investors.
Information on how we voted with respect to the securities of a client is made available to such clients by request
Monitoring
Investee companies are continuously monitored on relevant matters, including strategy and financial and non-financial performance. Monitoring allows us to track progress in investee companies and assess companies within and across sectors and to ensure that these policies and procedures are being followed.
Escalation Process
In certain cases, we may experience that our engagement efforts do not result in the required progress or changes that was the engagement objective. In such cases, voting is an escalation method to indicate to the investee company the direction, we would like to see. If we for a longer period of time continue to experience resistance from the investee company, we may decide to divest. However, divestment is seen as a last resort as we would rather engage with the objective to make progress than leave the investee company

99

Appendix a – Proxy Voting

C WorldWide Asset
Management
Fondsmaeglerselskab
A/S — Continued
Conflicts of Interests
Conflicts of interest may potentially occur in relation to our investments in investee companies owned or managed by our stakeholders (shareholders, members of management etc.). In order to manage such potential conflicts, there is no involvement of such stakeholders in our investment processes, and we do not invest in IPOs initiated by our shareholders.
If investors in two or more strategies have different interests in a proposal in an investee company the voting decisions shall be made by each portfolio management team in the best interest of the investors of the strategy managed by such portfolio management team.
We disclose conflicts of interests that cannot be avoided and entail a risk to a client or investor and the steps taken to mitigate those risks.
Public Disclosure
On an annual basis, we publicly disclose on our website how the Engagement and Proxy Voting Policy has been implemented, including a general description of voting behaviour, an explanation of the most significant votes and the use of the services of proxy advisors. The annual disclosure includes information on significant engagements and how we have cast votes in the general meetings of investee companies. Such disclosure may exclude votes that are insignificant due to the subject matter of the vote or the size of the holding in the investee company.
Application, Monitoring and Review of Policy
We monitor proxy activity to ensure that this policy and our proxy voting procedures are being followed.
This policy applies as of 31 August 2023 and is reviewed as a minimum on an annual basis.
As adopted by the Board of Directors on 31 August 2023.
Annex A
C WorldWide Asset Management Fondsmaeglerselskab A/S
C WorldWide Fund Management S.A.

Disciplined Alpha LLC
Proxy Voting Policy
Disciplined Alpha may determine to abstain from voting a proxy if it is believed that such action is in the best interests of a particular account or client. Disciplined Alpha will generally not vote in proxies as factor-driven quantitative investment strategies do not generally benefit from traditional proxy voting outcomes. Disciplined Alpha has determined that actively participating in proxy voting is not beneficial to the Disciplined Alpha investment process or the clients because (i) de minimis holdings and thus minimal influence on the proxy outcome; (ii) the operational and administrative cost of actively voting proxies outweighs any potential material value brought to the portfolio given the diversified nature of the strategy; (iii) it is possible, and probable, that the investment model could trigger a sell signal before the date of the proxy vote even though the security was held on record date; and (iv) after analyzing the topics that typically come up in proxy votes, it is likely that the majority of these topics are addressed by the models quality of earnings factor, which is systematically embedded in the quantitative investment process, which negates any additional material benefit resulting from active proxy voting.
Certain client types, including sub-advisory arrangements with a Registered Investment Company (a “Registered Fund”), may require Disciplined Alpha to vote proxies. Below is a summary of the policies and procedures that will apply when Disciplined Alpha is required to vote proxies. Disciplined Alpha will generally vote the recommendations of an independent service provider (the “Proxy Servicer”) whose full set of guidelines is attached herein as Appendix P.
Background
The Board of Trustees (the “Board”) of the Registered Fund has delegated responsibility for voting proxies related to the Registered Funds' portfolio securities to Disciplined Alpha and approved policies and procedures with respect to such voting proxies. Disciplined Alpha’s proxy voting remains subject to the Board’s continuing oversight.
Policies and Procedures

100

Appendix a – Proxy Voting

Disciplined Alpha LLC
 —
Continued
It is the policy of Disciplined Alpha to seek to maximize shareholder value and protect shareowner interests when voting proxies on behalf of its clients. Disciplined Alpha seeks to achieve this goal by utilizing a set of proxy voting “Guidelines” that are maintained and implemented by a Proxy Servicer. The Guidelines are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Topics included in the Guidelines include but are not limited to:
■
Election of Directors - considering factors such as director qualifications, term of office, age limits.
■
Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.
■
Election of Auditors - considering factors such as independence and reputation of the auditing firm.
■
Proxy Contest Defenses - considering factors such as board structure and cumulative voting.
■
Tender Offer Defenses - considering factors such as poison pills (stock purchase rights plans) and fair price provisions.
■
Miscellaneous Governance Issues - considering factors such as confidential voting and equal access.
■
Capital Structure - considering factors such as common stock authorization and stock distributions.
■
Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.
■
State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.
■
Mergers and Corporate Restructuring - considering factors such as spin-offs and asset sales.
■
Mutual Fund Proxy Voting - considering factors such as election of directors and proxy contests.
■
Consumer and Public Safety Issues - considering factors such as social and environmental issues as well as labor issues.
A full description of each guideline and voting policy is maintained by Disciplined Alpha and a complete copy of the Guidelines is available upon request.
Conflicts of Interest
From time to time, proxy issues may pose a material conflict of interest between the Registered Fund shareholders and Disciplined Alpha, the underwriter or any affiliates thereof. Due to the limited nature of Disciplined Alpha’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of Disciplined Alpha’s CCO or its delegate to monitor for potential conflicts of interest. In the event a conflict of interest arises, Disciplined Alpha will direct the Proxy Servicer to use its independent judgment to vote affected proxies in accordance with approved guidelines. The CCO or its delegate will disclose to the Board the voting issues that created the conflict of interest and the manner in which Proxy Servicer voted such proxies.
Identification of Conflicts
Potential conflicts are identified where Disciplined Alpha has a relationship where incentives are present or personal connections exist including but not limited to the below situations:
■
Voting the meeting of an issuer who is also a client;
■
Voting of an issuer involving an Officer, Director or Employee of and affiliate of subsidiary;
■
Voting to favor one client over another; and
■
Voting to favor one portfolio manager or research analyst over another.
Disciplined Alpha has adopted the following practices to avoid conflicts:
■
Disclose any existing business and contractual relationships when casting votes at portfolio companies;
■
Delegate votes that may involve conflicting interests to a neutral third party;
■
Describe all voting policies in sufficient detail and make them clearly transparent to clients; and
■
Discuss existing policies with and solicit input from underlying clients when formulating or updating proxy voting policies.
Record of Proxy Voting

101

Appendix a – Proxy Voting

Disciplined Alpha LLC
 —
Continued
Where Disciplined Alpha does not vote in alignment with this policy, a record, including the name of the company, date of the vote, which ballot issue was voted against this policy and details of the reasoning for the unalignment shall be produced and submitted to the CCO or its delegate. In a situation where a ballot is missed or a voting error occurs, the details shall be recorded and reviewed by the CCO or its delegate to determine if any client notification is necessary and to implement procedures to mitigate the risk of this happening again.
Disciplined Alpha, with the assistance of Proxy Servicer, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year.

Jennison Associates, LLC
I.POLICY
Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.
In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.
Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. We recognize that the nature of ballot issues, including environmental and social issues (“ESG”), can vary widely depending on the company, industry practices, the company’s operations and geographic footprint, to name a few, and will consider relevant issues, including ESG issues, in a manner consistent with our fiduciary duties and the goal of maximizing shareholder value.
Jennison’s proxy voting policy and procedures and proxy voting records are publicly available on our website. Clients may obtain a copy of our guidelines, as well as the proxy voting records for that client’s securities, by contacting the client service representative responsible for the client’s account.
II.PROCEDURES
Proxy Voting Guidelines
Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except, where appropriate, when Jennison accepts custom guidelines.
The Guidelines are reviewed annually and as necessary by the Proxy Team. Proposed revisions to the Guidelines are reviewed and approved by the Company’s Proxy Voting Committee and Investment Professionals when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following confirmation of any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.
If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting. The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional.
The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.
Client Directed and Jennison Custom Voting Guidelines
Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines (“Client Directed Custom Guidelines”) or may indicate that the Company is not responsible for voting the client’s proxies. We try to accommodate such requests where appropriate.
The Proxy Team reviews Client Directed Custom Guidelines and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.

102

Appendix a – Proxy Voting

Jennison Associates,
LLC — Continued
Additionally, for certain investment products or vehicles that are developed and managed by the Company that seek to follow certain religious values (“Jennison Investment Products”), Jennison has adopted custom guidelines from a third party proxy voting vendor that are aligned with the particular Jennison Investment Product (“Jennison Custom Guidelines”). Prior to the adoption of Jennison Custom Guidelines, the Proxy Committee will review the custom guidelines provided by the third party proxy vendor. The Proxy Team will review the proxy voting records of the Jennison Investment Products that utilize the Jennison Custom Guidelines on a quarterly basis and provide reporting to the Proxy Committee.
Use of a Third Party Voting Service
Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines; however, notwithstanding the Guidelines, Investment Professionals for fundamental strategies are responsible for reviewing the facts and circumstances related to each proposal in order to make all final voting decisions.
The third party proxy voting vendor is responsible for operational implementation of Client Directed Custom Guidelines and Jennison Custom Guidelines (“Client Directed Custom Guidelines and Jennison Custom Guidelines are collectively Custom Guidelines”). The ballots received for clients/accounts with Custom Guidelines will be automatically voted in accordance with the Custom Guideline recommendations by the third party proxy voting vendor. Jennison also subscribes to additional proxy voting research from another third party on proxy proposals relating to environmental and social topics.
Identifying and Addressing Potential Material Conflicts of Interest
There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:
■
Jennison managing the pension plan of the issuer.
■
Jennison or its affiliates have a material business relationship with the issuer.
■
Jennison investment professionals who are related to a person who is senior management or a director at a public company
■
Jennison has a material investment in a security that the investment professional who is responsible for voting that security’s proxy also holds the same security personally.
If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer.
If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines or there is no specific recommended Guideline vote and decisions are made on a case-by-case basis, then the voting decision must be reviewed and approved by the Investment Professional’s supervisor and the Proxy Committee prior to casting the vote.
Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.
Quantitatively Derived Holdings and the Jennison Managed Accounts
In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.
International Holdings
Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.
In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.
Securities Lending

103

Appendix a – Proxy Voting

Jennison Associates,
LLC — Continued
Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.
Disclosure to Advisory Clients
Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be directed to the client service representative responsible for the client’s account who will coordinate with the Proxy Team.
Compliance Reporting for Investment Companies
Upon request, the Proxy Team will provide to each investment company for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form NP-X.
Pre-Solicitation Contact
From time to time, portfolio companies (or proxy solicitors acting on their behalf) may contact Investment Professionals or others in advance of the publication of proxy solicitation materials to solicit support for certain contemplated proposals:
■
A pre-solicitation contact is any communication, written or oral, formal or informal, with the company or a representative of the company regarding proxy proposals prior to publication of the official proxy solicitation materials.
A pre-solicitation contact could result in the recipient receiving material non-public information.
In a situation when an employee is contacted in advance of publication of proxy solicitation materials or when the employee believes that the information shared could be considered material and non-public, the employee should immediately contact Compliance.
Under certain circumstances, it may be appropriate to share our general approach to certain issues. However, employees are prohibited from disclosing how we voted or promising to vote in a particular manner under any circumstance during these pre-solicitation meetings or contacts.
Jennison is a fiduciary and exercises opportunities to vote proxies solely in the best interest of our clients.
III.INTERNAL CONTROLS
Supervisory Notification
The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides ensuring that they were made based on clients’ best interests, and that they were not influenced by any Material Conflict or other considerations.
The Proxy Voting Committee
The Proxy Voting Committee consists of representatives from Operations, Operational Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:
■
Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.
■
Review proposed amendments to the Guidelines in consultation with the Investment Professionals and make revisions as appropriate.
■
Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.
■
Review all Guideline overrides.
■
Review quarterly voting metrics and analysis published by the Proxy Team.
■
Review accuracy of the application of Custom Guidelines
■
Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services. The Committee will consider the following factors while conducting their review: Accuracy and completeness of research reports, engagement with issuers, potential conflicts of interest and overall administration of Jennison’s proxy voting recommendations.

104

Appendix a – Proxy Voting

Jennison Associates,
LLC — Continued
■
The Committee will consider the following factors while conducting their review:
■
Accuracy and completeness of research reports.
■
Engagement with issuers.
■
Potential conflicts of interest.
■
Overall administration of Jennison’s proxy voting recommendations.
IV.ESCALATING CONCERNS
Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively, Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.
V.DISCIPLINE AND SANCTIONS
All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.

Westfield Capital Management Company, L.P.
Introduction
Westfield will offer to vote proxies for all client accounts. Westfield believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance. Therefore, Westfield seeks to vote all proxies in the best interest of clients which includes ERISA plan participants and beneficiaries, as applicable. Westfield also recognizes that the voting of proxies with respect to securities held in client accounts is an investment responsibility having economic value. Based on this, Westfield votes all ballots received for client accounts and covers all costs associated with voting proxy ballots.
In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”), Westfield has adopted and implemented policies and procedures that they believe are reasonably designed to ensure that proxies are voted in the best interest of clients. Westfield’s authority to vote proxies for their clients is established in writing, usually by the investment advisory contract. Clients can change such authority at any time with prior written notice to Westfield. Clients can also contact their Marketing representative or the Operations Department (wcmops@wcmgmt.com) for a report of how their accounts’ securities were voted.
Oversight of Proxy Voting Function
Westfield has engaged a third-party service provider, Institutional Shareholder Services, Inc. (the “vendor”), to assist with proxy voting. The Operation’s Proxy team will:
• oversee the vendor; this includes working with the Compliance team in performing annual audits of the proxy votes and conducting annual due diligence;
• ensure required proxy records are retained according to applicable rules and regulations and internal policy;
• distribute proxy reports prepared by the vendor for internal and external requests;
• review the proxy policy and voting guidelines at least annually; and
• identify material conflicts of interest that may impair Westfield’s ability to vote shares in clients’ best interest.
Proxy Voting Guidelines
Westfield utilizes the vendor’s proxy voting guidelines, which consider market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield does not select a client’s voting policy. Clients must choose the policy that best fits their requirements. Clients may choose to vote in accordance with the vendor’s U.S. proxy voting guidelines (i.e., Standard Guidelines), Taft-Hartley guidelines which are in full conformity with the AFL-CIO’s proxy voting guidelines, Socially Responsible Investing Guidelines (“SRI”) or Sustainability Guidelines. A summary of ISS’ voting guidelines is located at the end of this policy.
The vendor reviews the above listed policies annually to ensure they are still considering market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield reviews these changes annually to ensure they are in clients’ best interests.

105

Appendix a – Proxy Voting

Westfield Capital
Management Company,
L.P. — Continued
Generally, information on Westfield’s proxy voting decisions or status of votes will not be communicated or distributed to external solicitors. On occasion, Westfield may provide such information to solicitors if it is believed that a response will benefit clients, or a response is requested from the Westfield security analyst or portfolio manager. In adherence to SEC’s amendment to Form N-PX, effective July 1, 2024, Westfield is required to disclose all say-on-pay votes on an annual basis.
Proxy Voting Process
The vendor tracks proxy meetings and reconciles proxy ballots received for each meeting. Westfield will use best efforts in obtaining any missing ballots; however, only those proxy ballots the vendor has received will be voted. For any missing ballots, the vendor and/or Westfield will contact custodians to locate such ballots. Since there can be many factors affecting proxy ballot retrieval, it is possible that Westfield will not receive a ballot in time to place a vote. Clients who participate in securities lending programs should be aware that Westfield will not call back any shares on loan for proxy voting purposes. However, Westfield could request a client call back shares if they determine there is the potential for a material benefit in doing so.
For each meeting, the vendor reviews the agenda and applies a vote recommendation for each proposal based on the written guidelines assigned to the applicable accounts. Proxies will be voted in accordance with the guidelines, unless the Westfield analyst or portfolio manager believes that following the vendor’s guidelines would not be in the clients’ best interests.
With limited exceptions, an analyst or portfolio manager may request to override the Standard or the Sustainability Guidelines at any time on or before the meeting cutoff date. When there is an upcoming material meeting (also referred to as “significant votes”), the Proxy team will bring the identified ballots to the analyst’s or portfolio manager’s attention. Westfield utilizes the vendor’s classification to determine materiality (e.g. mergers, acquisitions, proxy contests). If the analyst or portfolio manager chooses to vote against the vendor’s stated guidelines in any instance, he/she must make the request in writing and provide a rationale for the vote against the stated guidelines. No analyst or portfolio manager overrides are permitted in the Taft-Hartley and SRI guidelines.
Conflicts of Interest
Compliance and the Proxy team are responsible for identifying conflicts of interest that could arise when voting proxy ballots on behalf of Westfield’s clients. Per Westfield’s Code of Ethics and other internal policies, all employees should avoid situations where potential conflicts may exist. Westfield has put in place certain reviews to ensure proxies are voted solely on the investment merits of the proposal. In identifying potential conflicts, Compliance will review many factors, including, but not limited to existing relationships with Westfield or an employee, and the vendor’s disclosed conflicts. If an actual conflict of interest is identified, it is reviewed by the Compliance and/or Proxy teams. If it is determined that the conflict is material in nature, the analyst or portfolio manager may not override the vendor’s recommendation. Westfield’s material conflicts are coded within the vendor’s system. These meetings are flagged within the system to ensure Westfield does not override the vendor’s recommendations.
Annually, Westfield will review the vendor’s policies regarding their disclosure of their significant relationships to determine if there are conflicts that would impact Westfield. Westfield will also review their Code of Ethics which specifically identifies their actual or potential conflicts. During the annual due diligence meeting, Westfield ensures that the vendor has firewalls in place to separate the staff that performs proxy analyses and research from the members of ISS Corporate Solutions, Inc.
Proxy Reports
Westfield can provide account specific proxy reports to clients upon request or at scheduled time periods (e.g., quarterly). Client reporting requirements typically are established during the initial account set-up stage, but clients may modify this reporting schedule at any time with prior written notice to Westfield. The reports will contain at least the following information:
• company name
• meeting agenda
• how the account voted on each agenda item
• how management recommended the vote to be cast on each agenda item
• rationale for any votes against the established guidelines (rationale is not always provided for votes that are in-line with guidelines since these are set forth in the written guidelines)
Recordkeeping
In accordance with Rule 204-2 of the Investment Advisers Act of 1940, proxy voting records will be maintained for at least five years. The following records will be retained by either Westfield or the proxy vendor:

106

Appendix a – Proxy Voting

Westfield Capital
Management Company,
L.P. — Continued
• a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect during the required time period;
• electronic or paper copies of each proxy statement received by Westfield or the vendor with respect to securities in client accounts (Westfield may also rely on obtaining copies of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);
• records of each vote cast for each client;
• documentation created by Westfield that were material to making a decision on how to vote proxies or memorializes the basis for such decision (basis for decisions voted in line with policy is provided in the written guidelines);
• written reports to clients on proxy voting and all client requests for information and Westfield’s response;
• disclosure documentation to clients on how they may obtain information on how Westfield voted their securities

107

[THIS PAGE INTENTIONALLY LEFT BLANK]

111 South Wacker Drive, 34th Floor
Chicago, Illinois 60606-4302
800-422-1050
harborcapital.com
ETF.SAI.0324

HARBOR ETF TRUST
PART C. OTHER INFORMATION
Item 28.	Exhibits
a.	(1)	Amended and Restated Agreement and Declaration of Trust dated January 26, 2022, filed with Post-Effective Amendment No. 10 on February 22, 2022
	(2)	Certificate of Trust of Registrant dated April 13, 2021 – filed with Pre-Effective Amendment No. 2 on September 10, 2021
	(3)	Schedule A to Amended and Restated Agreement and Declaration of Trust dated January 25, 2024 – filed with Post-Effective Amendment No. 43 on February 1, 2024
b.		By-Laws dated January 10, 2024 – filed herewith
c.		Article VI of the Amended and Restated Agreement and Declaration of Trust dated January 26, 2022 and Article III of the By-Laws dated January 10, 2024 – filed herewith
d.	(1)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor
Scientific Alpha High-Yield ETF, Harbor Scientific Alpha Income ETF – dated September 16, 2021, filed with Pre-Effective Amendment No. 1 on July 8, 2021

(2)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor
Disruptive Innovation ETF – dated December 1, 2021 – filed with Pre-Effective Amendment No. 2 on
September 10, 2021

(3)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and BlueCove Limited –
Harbor Scientific Alpha High-Yield ETF, Harbor Scientific Alpha Income ETF – filed with Pre-Effective
Amendment No. 2 on September 10, 2021

(4)
Non-Discretionary Model Portfolio Provider Agreement between the Registrant, Harbor Capital Advisors,
Inc. and 4BIO Partners, LLP – Harbor Disruptive Innovation ETF – dated December 1, 2021 – filed with
Pre-Effective Amendment No. 2 on September 10, 2021

(5)
Non-Discretionary Model Portfolio Provider Agreement between the Registrant, Harbor Capital Advisors,
Inc. and NZS Capital, LLC – Harbor Disruptive Innovation ETF – dated December 1, 2021 – filed with
Pre-Effective Amendment No. 2 on September 10, 2021

(6)
Non-Discretionary Model Portfolio Provider Agreement between the Registrant, Harbor Capital Advisors,
Inc. and Sands Capital Management, LLC – Harbor Disruptive Innovation ETF – dated December 1, 2021
– filed with Pre-Effective Amendment No. 2 on September 10, 2021

(7)
Non-Discretionary Model Portfolio Provider Agreement between the Registrant, Harbor Capital Advisors,
Inc. and Tekne Capital Management, LLC – Harbor Disruptive Innovation ETF – dated December 1, 2021
– filed with Pre-Effective Amendment No. 2 on September 10, 2021

(8)
Non-Discretionary Model Portfolio Provider Agreement between the Registrant, Harbor Capital Advisors,
Inc. and Westfield Capital Management Company, L.P. – Harbor Disruptive Innovation ETF – dated
December 1, 2021 – filed with Pre-Effective Amendment No. 2 on September 10, 2021

(9)
Contractual Expense Limitation between the Registrant on behalf of Harbor Disruptive Innovation ETF and
Harbor Capital Advisors, Inc., dated December 1, 2021 – filed with Pre-Effective Amendment No. 2 on
September 10, 2021

(10)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor
Long-Term Growers ETF – dated February 2, 2022 – filed with Post-Effective Amendment No. 6 on
January 31, 2022

(11)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Jennison Associates LLC
– Harbor Long-Term Growers ETF – dated February 2, 2022 – filed with N-14 Registration Statement on
March 11, 2022

(12)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor
Commodity All-Weather Strategy ETF ( formerly, Harbor All-Weather Inflation Focus ETF – dated
February 9, 2022 – filed with Post-Effective Amendment No. 8 on February 8, 2022

(13)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Quantix Commodities
LP – Harbor Commodity All-Weather Strategy ETF (formerly, Harbor All-Weather Inflation Focus ETF –
dated February 9, 2022 – filed with Post-Effective Amendment No. 8 on February 8, 2022

(14)
Investment Advisory Agreement between the Subsidiary and Harbor Capital Advisors, Inc. – Harbor
Cayman Inflation Focus Ltd – dated February 9, 2022 – filed with Post-Effective Amendment No. 8 on
February 8, 2022

(15)
Subadvisory Agreement between the Subsidiary, Harbor Capital Advisors, Inc. and Quantix Commodities
LP – Harbor Cayman Inflation Focus Ltd. – dated February 9, 2022 – filed with Post-Effective Amendment
No. 8 on February 8, 2022

(16)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Human
Capital Factor Unconstrained ETF (formerly, Harbor Corporate Culture Leaders ETF) – dated February 23,
2022 – filed with Post-Effective Amendment No. 10 on February 22, 2022

(17)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor
Dividend Growth Leaders ETF – dated May 23, 2022 – filed with Post-Effective Amendment No. 13 on
April 13, 2022

(18)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Westfield Capital
Management Company, L.P. – Harbor Dividend Growth Leaders ETF – dated May 23, 2022 – filed with
Post-Effective Amendment No. 13 on April 13, 2022

	(19)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Energy Transition Strategy ETF – filed with Post-Effective Amendment No. 16 on June 10, 2022
	(20)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Quantix Commodities LP – Harbor Energy Transition ETF – filed with Post-Effective Amendment No. 16 on June 10, 2022
	(21)	Investment Advisory Agreement between the Subsidiary and Harbor Capital Advisors, Inc. – Harbor Cayman Energy Transition Ltd. – filed with Post-Effective Amendment No. 16 on June 10, 2022
(22)
Subadvisory Agreement between the Subsidiary, Harbor Capital Advisors, Inc. and Quantix Commodities
LP – Harbor Cayman Energy Transition Ltd. – filed with Post-Effective Amendment No. 16 on June 10,
2022

	(23)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor International Compounders ETF – filed with Post-Effective Amendment No. 19 on August 17, 2022
(24)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and C WorldWide Asset
Management Fondsmaeglerselskab A/S – Harbor International Compounders ETF – filed with
Post-Effective Amendment No. 19 on August 17, 2022

(25)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Human
Capital Factor Unconstrained ETF (formerly, Harbor Corporate Culture ETF) – dated October 12, 2022 –
filed with Post-Effective Amendment No. 21 on September 28, 2022

	(26)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Health Care ETF – filed with Post-Effective Amendment No. 22 on October 31, 2022
(27)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Westfield Capital
Management Company, L.P. – Harbor Health Care ETF – filed with Post-Effective Amendment No. 22 on
October 31, 2022

(28)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor
Corporate Culture Small Cap ETF (formerly, Harbor Corporate Culture Small Cap ETF) – dated April 12,
2023 – filed with Post-Effective Amendment No. 26 on March 27, 2023

	(29)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Multi-Asset Explorer ETF – filed with Post-Effective amendment No. 35 on September 11, 2023
	(30)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Long-Short Equity ETF – filed with Post-Effective Amendment No. 39 on November 3, 2023
	(31)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Disciplined Alpha LLC – Harbor Long-Short Equity ETF – filed with Post-Effective Amendment No. 39 on November 3, 2023
	(32)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisor, Inc. – Harbor Human Capital Factor Large Cap Growth ETF – to be filed by amendment
	(33)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisor, Inc. – Harbor Disciplined Bond ETF – to be filed by amendment
	(34)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Income Research + Management – Harbor Disciplined Bond ETF – to be filed by amendment
e.	(1)	Distribution Agreement between Registrant and Foreside Fund Services, LLC, filed with Pre-Effective Amendment No. 1 on July 8, 2021
	(2)	Distribution Agreement Novation between Registrant and Foreside Fund Services, LLC – filed with Pre-Effective Amendment No. 2 on September 10, 2021
	(3)	Amended Schedule to Distribution Agreement between Registrant and Foreside Fund Services, LLC – dated October 27, 2023 – filed with Post-Effective Amendment No. 39 on November 3, 2023
f.		None
g.	(1)	Custodian Agreement between the Registrant and State Street Bank and Trust Company – filed with Pre-Effective Amendment No. 2 on September 10, 2021
	(2)	Amended Appendix A to Custodian Agreement between the Registrant and State Street Bank and Trust Company – filed with Post-Effective Amendment No. 39 on November 3, 2023
h.	(1)	Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company – filed with Pre-Effective Amendment No. 2 on September 10, 2021

	(2)	Amended Schedule to Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company – filed with Post-Effective Amendment No. 39 on November 3, 2023
	(3)	Form of Authorized Participant Agreement – filed with Pre-Effective Amendment No. 2 on September 10, 2021
	(4)	Sublicense Agreement between Harbor Capital Advisors, Inc. and Harbor ETF Trust – filed with Post-Effective Amendment No. 10 on February 22, 2022
	(5)	Amendment to Sublicense Agreement between Harbor Capital Advisors, Inc. and Harbor ETF Trust dated March 1, 2023 – filed with Post-Effective Amendment No. 25 on February 24, 2023
i.		Legal Opinion of General Counsel – filed herewith
j.		Consent of Independent Registered Public Accounting Firm – filed herewith
k.		None
l.		Subscription Letter Related to Initial Capital provided by Harbor Capital Advisors, Inc. – filed with Pre-Effective Amendment No. 2 on September 10, 2021
m.		Distribution Plan adopted May 17, 2021, filed with Pre-Effective Amendment No. 1 on July 8, 2021
n.		Not applicable
o.		Powers of Attorney dated August 18, 2023 - filed with Post-Effective Amendment No. 35 on September 11, 2023
p.	(1)	Harbor Capital Advisors, Inc. Code of Ethics and Standards of Conduct dated December 1, 2023 – filed herewith
	(2)	Harbor ETF Trust Code of Ethics and Standards of Conduct dated December 1, 2023 – filed herewith
	(3)	BlueCove Limited Code of Ethics dated July 5, 2023 – filed herewith
	(4)	4BIO Partners LLP Code of Ethics – filed with Pre-Effective Amendment No. 2 on September 10, 2021
	(5)	Jennison Associates LLC Code of Ethics dated February 28, 2023 – filed herewith
	(6)	NZS Capital, LLC Code of Ethics – filed with Pre-Effective Amendment No. 2 on September 10, 2021
	(7)	Quantix Commodities LP Code of Ethics dated June 2023 – filed herewith
	(8)	Sands Capital Management, LLC Code of Ethics – filed with Pre-Effective Amendment No. 2 on September 10, 2021
	(9)	Tekne Capital Management, LLC Code of Ethics – filed with Pre-Effective Amendment No. 2 on September 10, 2021
	(10)	Westfield Capital Management Company, L.P. Code of Ethics dated September 25, 2023 – filed herewith
	(11)	C WorldWide Asset Management Fondsmaeglerselskab A/S Code of Ethics dated May 24, 2023 – filed herewith
	(12)	Disciplined Alpha LLC Code of Ethics – filed with Post-Effective Amendment No. 39 on November 3, 2023
	(13)	Income Research + Management Code of Ethics – to be filed by amendment

Item 29. Persons Controlled by or Under Common Control with Registrant
None
Item 30. Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
Item 31. Business or Other Connections of Investment Adviser
The business of Harbor Capital Advisors, Inc. is summarized under “The Adviser” section in the Prospectuses constituting Part A of this Registration Statement, which summaries are incorporated herein by reference.
The business or other connections of each director and officer of Harbor Capital Advisors, Inc. is currently listed in the investment adviser registration on Form ADV for Harbor Capital Advisors, Inc. (File No. 801-60367), and is hereby incorporated herein by reference thereto.
For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of the Subadviser, reference is made to the Form ADV, as amended, filed under the Investment Advisers Act of 1940, which is incorporated herein by reference. The file number for each Subadviser is listed below.
File Number	Subadviser
801-121342	4BIO Partners LLP
801-121056	BlueCove Limited
028-16306	C WorldWide Asset Management Fondsmaeglerselskab A/S
801-77808	Disciplined Alpha LLC
801-29482	Income Research + Management
801-5608	Jennison Associates LLC
801-119089	NZS Capital, LLC
801-123068	Quantix Commodities LP
801-64820	Sands Capital Management, LLC
801-76834	Tekne Capital Management, LLC
801-69413	Westfield Capital Management Company, L.P.
Item 32. Principal Underwriter
1.
Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.
AB Active ETFs, Inc.
2.
ABS Long/Short Strategies Fund
3.
Absolute Shares Trust
4.
ActivePassive Core Bond ETF, Series of Trust for Professional Managers
5.
ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers

6.
ActivePassive International Equity ETF, Series of Trust for Professional Managers
7.
ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
8.
Adaptive Core ETF, Series of Collaborative Investment Series Trust
9.
AdvisorShares Trust
10.
AFA Multi-Manager Credit Fund
11.
AGF Investments Trust
12.
AIM ETF Products Trust
13.
Alexis Practical Tactical ETF, Series of Listed Funds Trust
14.
AlphaCentric Prime Meridian Income Fund
15.
American Century ETF Trust
16.
Amplify ETF Trust
17.
Applied Finance Core Fund, Series of World Funds Trust
18.
Applied Finance Explorer Fund, Series of World Funds Trust
19.
Applied Finance Select Fund, Series of World Funds Trust
20.
ARK ETF Trust
21.
ARK Venture Fund
22.
Bitwise Funds Trust
23.
Bluestone Community Development Fund
24.
BondBloxx ETF Trust
25.
Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
26.
Bridgeway Funds, Inc.
27.
Brinker Capital Destinations Trust
28.
Brookfield Real Assets Income Fund Inc.
29.
Build Funds Trust
30.
Calamos Convertible and High Income Fund
31.
Calamos Convertible Opportunities and Income Fund
32.
Calamos Dynamic Convertible and Income Fund
33.
Calamos ETF Trust
34.
Calamos Global Dynamic Income Fund
35.
Calamos Global Total Return Fund
36.
Calamos Strategic Total Return Fund
37.
Carlyle Tactical Private Credit Fund
38.
Center Coast Brookfield MLP & Energy Infrastructure Fund
39.
Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust

40.
Clifford Capital International Value Fund, Series of World Funds Trust
41.
Clifford Capital Partners Fund, Series of World Funds Trust
42.
Cliffwater Corporate Lending Fund
43.
Cliffwater Enhanced Lending Fund
44.
Cohen & Steers Infrastructure Fund, Inc.
45.
Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
46.
CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
47.
CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
48.
Curasset Capital Management Core Bond Fund, Series of World Funds Trust
49.
Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
50.
CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of ONEFUND Trust
51.
Davis Fundamental ETF Trust
52.
Defiance Daily Short Digitizing the Economy ETF, Series of ETF Series Solutions
53.
Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
54.
Defiance Israel Bond ETF, Series of ETF Series Solutions
55.
Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
56.
Defiance Next Gen H2 ETF, Series of ETF Series Solutions
57.
Defiance Pure Electric Vehicle ETF, Series of ETF Series Solutions
58.
Defiance Quantum ETF, Series of ETF Series Solutions
59.
Direxion Funds
60.
Direxion Shares ETF Trust
61.
Dividend Performers ETF, Series of Listed Funds Trust
62.
Dodge & Cox Funds
63.
DoubleLine ETF Trust
64.
DoubleLine Income Solutions Fund
65.
DoubleLine Opportunistic Credit Fund
66.
DoubleLine Yield Opportunities Fund
67.
DriveWealth ETF Trust
68.
EIP Investment Trust
69.
Ellington Income Opportunities Fund
70.
ETF Managers Trust
71.
ETF Opportunities Trust
72.
Evanston Alternative Opportunities Fund
73.
Exchange Listed Funds Trust

74.
FlexShares Trust
75.
Forum Funds
76.
Forum Funds II
77.
Forum Real Estate Income Fund
78.
Goose Hollow Enhanced Equity ETF, Series of Collaborative Investment Series Trust
79.
Goose Hollow Multi-Strategy Income ETF, Series of Collaborative Investment Series Trust
80.
Goose Hollow Tactical Allocation ETF, Series of Collaborative Investment Series Trust
81.
Grayscale Future of Finance ETF, Series of ETF Series Solutions
82.
Guinness Atkinson Funds
83.
Harbor ETF Trust
84.
Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
85.
Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
86.
Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
87.
Horizon Kinetics Medical ETF, Series of Listed Funds Trust
88.
Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
89.
IDX Funds
90.
Innovator ETFs Trust
91.
Ironwood Institutional Multi-Strategy Fund LLC
92.
Ironwood Multi-Strategy Fund LLC
93.
John Hancock Exchange-Traded Fund Trust
94.
LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
95.
Mairs & Power Balanced Fund, Series of Trust for Professional Managers
96.
Mairs & Power Growth Fund, Series of Trust for Professional Managers
97.
Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
98.
Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
99.
Manor Investment Funds
100.
Milliman Variable Insurance Trust
101.
Mindful Conservative ETF, Series of Collaborative Investment Series Trust
102.
Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
103.
Mohr Growth ETF, Series of Collaborative Investment Series Trust
104.
Mohr Industry Nav ETF, Series of Collaborative Investment Series Trust
105.
Mohr Sector Nav ETF, Series of Collaborative Investment Series Trust
106.
Morgan Stanley ETF Trust
107.
Morningstar Funds Trust

108.
Mutual of America Investment Corporation
109.
NEOS ETF Trust
110.
Niagara Income Opportunities Fund
111.
North Square Investments Trust
112.
OTG Latin American Fund, Series of World Funds Trust
113.
Overlay Shares Core Bond ETF, Series of Listed Funds Trust
114.
Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
115.
Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
116.
Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
117.
Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
118.
Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
119.
Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
120.
Palmer Square Opportunistic Income Fund
121.
Partners Group Private Income Opportunities, LLC
122.
Performance Trust Mutual Funds, Series of Trust for Professional Managers
123.
Perkins Discovery Fund, Series of World Funds Trust
124.
Philotimo Focused Growth and Income Fund, Series of World Funds Trust
125.
Plan Investment Fund, Inc.
126.
PMC Core Fixed Income Fund, Series of Trust for Professional Managers
127.
PMC Diversified Equity Fund, Series of Trust for Professional Managers
128.
Point Bridge America First ETF, Series of ETF Series Solutions
129.
Preferred-Plus ETF, Series of Listed Funds Trust
130.
Putnam ETF Trust
131.
Quaker Investment Trust
132.
Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
133.
Rareview Inflation/Deflation ETF, Series of Collaborative Investment Series Trust
134.
Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
135.
Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
136.
Renaissance Capital Greenwich Funds
137.
Reynolds Funds, Inc.
138.
RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
139.
RiverNorth Patriot ETF, Series of Listed Funds Trust
140.
RMB Investors Trust
141.
Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust

142.
Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
143.
Roundhill Alerian LNG ETF, Series of Listed Funds Trust
144.
Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
145.
Roundhill Cannabis ETF, Series of Listed Funds Trust
146.
Roundhill ETF Trust
147.
Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
148.
Roundhill S&P Global Luxury ETF, Series of Listed Funds Trust
149.
Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
150.
Roundhill Video Games ETF, Series of Listed Funds Trust
151.
Rule One Fund, Series of World Funds Trust
152.
Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
153.
Six Circles Trust
154.
Sound Shore Fund, Inc.
155.
SP Funds Trust
156.
Sparrow Funds
157.
Spear Alpha ETF, Series of Listed Funds Trust
158.
STF Tactical Growth & Income ETF, Series of Listed Funds Trust
159.
STF Tactical Growth ETF, Series of Listed Funds Trust
160.
Strategic Trust
161.
Strategy Shares
162.
Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
163.
Syntax ETF Trust
164.
Tekla World Healthcare Fund
165.
Tema ETF Trust
166.
Teucrium Agricultural Strategy No K-1 ETF, Series of Listed Funds Trust
167.
Teucrium AiLA Long-Short Agriculture Strategy ETF, Series of Listed Funds Trust
168.
Teucrium AiLA Long-Short Base Metals Strategy ETF, Series of Listed Funds Trust
169.
The 2023 ETF Series Trust
170.
The 2023 ETF Series Trust II
171.
The Community Development Fund
172.
The Finite Solar Finance Fund
173.
The Private Shares Fund
174.
The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
175.
Third Avenue Trust

176.
Third Avenue Variable Series Trust
177.
Tidal ETF Trust
178.
Tidal Trust II
179.
TIFF Investment Program
180.
Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
181.
Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
182.
Timothy Plan International ETF, Series of The Timothy Plan
183.
Timothy Plan Market Neutral ETF, Series of The Timothy Plan
184.
Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
185.
Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
186.
Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
187.
Total Fund Solution
188.
Touchstone ETF Trust
189.
TrueShares Eagle Global Renewable Energy Income ETF, Series of Listed Funds Trust
190.
TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
191.
TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
192.
TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
193.
TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
194.
TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
195.
TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
196.
TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
197.
TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
198.
TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
199.
TrueShares Structured Outcome (May) ETF, Listed Funds Trust
200.
TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
201.
TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
202.
TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
203.
TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
204.
U.S. Global Investors Funds
205.
Union Street Partners Value Fund, Series of World Funds Trust
206.
Variant Alternative Income Fund
207.
Variant Impact Fund
208.
Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
209.
Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust

210.
Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
211.
Vest US Large Cap 10% Buffer Strategies VI Fund, Series of World Funds Trust
212.
Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
213.
Vest US Large Cap 20% Buffer Strategies VI Fund, Series of World Funds Trust
214.
VictoryShares Core Intermediate Bond ETF, Series of Victory Portfolios II
215.
VictoryShares Core Plus Intermediate Bond ETF, Series of Victory Portfolios II
216.
VictoryShares Corporate Bond ETF, Series of Victory Portfolios II
217.
VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
218.
VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
219.
VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
220.
VictoryShares Free Cash Flow ETF, Series of Victory Portfolios II
221.
VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
222.
VictoryShares International Value Momentum ETF, Series of Victory Portfolios II
223.
VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
224.
VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
225.
VictoryShares Short-Term Bond ETF, Series of Victory Portfolios II
226.
VictoryShares THB Mid Cap ESG ETF, Series of Victory Portfolios II
227.
VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
228.
VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
229.
VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
230.
VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
231.
VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
232.
VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
233.
VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
234.
VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
235.
VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II
236.
VictoryShares US Value Momentum ETF, Series of Victory Portfolios II
237.
VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II
238.
Volatility Shares Trust
239.
West Loop Realty Fund, Series of Investment Managers Series Trust
240.
Wilshire Mutual Funds, Inc.
241.
Wilshire Variable Insurance Trust
242.
WisdomTree Digital Trust
243.
WisdomTree Trust

244.
WST Investment Trust
245.
XAI Octagon Floating Rate & Alternative Income Term Trust
(b)
The following table sets forth information concerning each director and officer of the Registrant’s principal underwriter, Foreside Fund Services, LLC. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.
Name	Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Teresa Cowan	Three Canal Plaza, Suite 100, Portland, ME 04101	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	Three Canal Plaza, Suite 100, Portland, ME 04101	Treasurer	None
Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None
(c)
Not applicable
Item 33. Location of Accounts and Records
The books, accounts, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of the Registrant and Harbor Capital Advisors, Inc., which are located at 111 South Wacker Drive, 34th Floor, Chicago, IL 60606. Records also are maintained by the Funds’ Subadvisers at their respective locations identified in this Registration Statement.
Records relating to the duties of the Registrant’s custodian and transfer agent are maintained by State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111.
Item 34. Management Services
None
Item 35. Undertakings
None

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, the State of Illinois, on February 26, 2024.
Harbor ETF Trust
By: /s/ Charles F. McCain

Charles F. McCain
President and Trustee
Pursuant to the requirements of the Securities Act, this filing has been signed below by the following persons in the capacities and on the dates indicated.
Signatures	Title	Date
/s/ Charles F. McCain Charles F. McCain	President and Trustee (Principal Executive Officer)	February 26, 2024
/s/ John M. Paral John M. Paral	Treasurer	February 26, 2024
/s/ Scott M. Amero* Scott M. Amero	Trustee	February 26, 2024
/s/ Donna J. Dean* Donna J. Dean	Trustee	February 26, 2024
/s/ Robert Kasdin* Robert Kasdin	Trustee	February 26, 2024
/s/ Kathryn L. Quirk* Kathryn L. Quirk	Trustee	February 26, 2024
/s/ Douglas J. Skinner* Douglas J. Skinner	Trustee	February 26, 2024
/s/ Ann M. Spruill* Ann M. Spruill	Trustee	February 26, 2024
/s/ Landis Zimmerman* Landis Zimmerman	Trustee	February 26, 2024
By* /s/ Charles F. McCain

 Charles F. McCain
 As Attorney-in-Fact
 Dated: February 26, 2024
* Pursuant to Powers of Attorney dated August 18, 2023 filed with Post-Effective Amendment No. 35 on September 11, 2023.